UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:
811-22175

ALPS ETF TRUST
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

Abigail J. Murray, Esq., Secretary
ALPS ETF Trust
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: December 1, 2015 – November 30, 2016

Item 1.  Reports to Stockholders.

TABLE OF
CONTENTS

Performance Overview
Alerian MLP ETF	1
Alerian Energy Infrastructure ETF	4
Disclosure of Fund Expenses	7
Report of Independent Registered Public Acounting Firm	8
Financial Statements
Alerian MLP ETF
Schedule of Investments	9
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Alerian Energy Infrastructure ETF
Schedule of Investments	14
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	20
Additional Information	30
Board Considerations Regarding Approval of Investment Advisory Agreements	32
Trustees & Officers	34

alpsfunds.com

Alerian MLP ETF

Performance Overview	November 30, 2016 (Unaudited)

INVESTMENT OBJECTIVE

The Alerian MLP ETF (the “Fund” or “AMLP”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index (the “Underlying Index” or “AMZI”). The Shares of the Fund are listed and trade on the New York Stock Exchange (“NYSE”) Arca under the ticker symbol AMLP. The Fund generally will invest in all of the securities that comprise the Index in proportion to their weightings in the Underlying Index.

The Underlying Index is a rules based, modified capitalization weighted, float‐adjusted index intended to give investors a means of tracking the overall performance of the United States energy infrastructure Master Limited Partnership (“MLP”) asset class. The Underlying Index is comprised of energy infrastructure MLPs that earn a majority of their cash flow from the transportation, storage, and processing of energy commodities.

PERFORMANCE OVERVIEW

During the twelve‐month period of December 1, 2015 to November 30, 2016 the Fund delivered a total return of 9.76% (9.76% NAV). This compares to the Fund’s Underlying Index, which was up 2.6% on a price‐return and 11.38% on a total‐return basis. The difference in performance between the AMZI and AMLP is primarily attributable to the Fund’s operating expenses and the tax impact of the Fund’s C Corporation structure.

During the period, the fund paid four distributions:
•	$0.299 on February 18, 2016
•	$0.240 on May 18, 2016
•	$0.240 on August 17, 2016
•	$0.240 on November 17, 2016

Improving NGL1 fundamentals led to ONEOK Partners (OKS), DCP Midstream (DPM), and Williams Partners (WPZ) to outperform over 33% during the period. Concerns of equity overhang impacted the performance of MPLX LP (MPLX) and Shell Midstream Partners (SHLX) by over 20%.

During the period, Antero Midstream Partners (AM), Boardwalk Pipeline Partners (BWP), Phillips 66 Partners (PSXP), and Tallgrass Energy Partners (TEP) were added to the index during the period. Targa Resource Partners (NGLS) was removed during a special rebalancing due to its merger with Targa Resources Corp (TRGP).

For distributions reflecting the third calendar quarter of 2016, 14 of the 25 constituents in the AMZI increased their distribution, 10 MLPs maintained their distribution, and one MLP lowered its distribution.

After falling 34% from December 1, 2015, the Underlying Index hit a near‐term low on February 11, 2016. Since then, until period end on November 30, 2016, the Underlying Index recovered over 56%. There has been a marked difference for MLPs over the past year. Capital markets have eased, MLPs have begun announcing organic growth projects again, and the sector even saw its first MLP IPO after a fourteen‐month pause. In addition, a handful of major M&A activity has been either announced or completed. Certain areas such as the Permian in West Texas, Marcellus in the Northeast, and SCOOP/STACK plays in Oklahoma continue to see strong producer activity.

Despite the sector turning around since over a year ago, energy infrastructure MLPs and companies are facing new difficulties. While federal agencies have been supportive of the build‐out of energy infrastructure, certain state regulatory agencies in the Northeast and East have made the process of securing pipeline customer commitments and/or right of way more difficult for MLPs. Environmental protests have weighed on the ability for certain MLPs to proceed with newbuild pipeline construction. As a function of a more challenging build‐out environment, not only are existing infrastructure assets now more valuable, the rights of way that come with pipelines also have greater value. Many industry analysts expect, and we believe, that some of these regulatory challenges will lessen under the Trump administration.

Relative to a year ago, we believe the oil market is headed more in the direction towards balancing, but short term volatility is still to be expected. Uncertainty continues to be the enemy of premium valuations. As uncertainty lessens around the direction of commodity prices, MLP access to capital markets, infrastructure growth opportunities, and even the political climate, we believe that energy infrastructure MLPs may begin trading more on their fundamentals, and less on sentiment. With the long‐term fundamentals for energy infrastructure MLPs to support the domestic supply of energy resources still intact, we continue to believe that MLPs represent a potentially compelling investment opportunity for investors seeking after‐tax yield and access to real assets.

1)	NGL: Natural gas liquids.
1 | November 30, 2016

Alerian MLP ETF

Performance Overview	November 30, 2016 (Unaudited)

Performance (as of November 30, 2016)

	1 Year	3 Year	5 Year	Since Inception^
Alerian MLP ETF – NAV	9.76%	‐4.40%	1.80%	3.73%
Alerian MLP ETF – Market Price*	9.76%	‐4.34%	1.84%	3.76%
Alerian MLP Infrastructure Index	11.38%	‐5.55%	3.67%	6.67%
S&P 500® Total Return Index	8.06%	9.07%	14.45%	14.91%

Total Expense Ratio (per the current prospectus) 0.85%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.877.398.8461. The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investment. This deferred tax liability is reflected in the daily NAV and as a result the fund's after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on August 24, 2010 with an Inception Date, the first day of trading on the NYSE ARCA, of August 25, 2010.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Alerian MLP Infrastructure Index is comprised of 25 midstream energy Master Limited Partnerships and provides investors with an unbiased benchmark for the infrastructure component of this emerging asset class.

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Alerian MLP ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

2 | November 30, 2016

Alerian MLP ETF

Performance Overview	November 30, 2016 (Unaudited)

Top 10 Holdings* (as of November 30, 2016)

Magellan Midstream Partners LP	10.00%
Enterprise Products Partners LP	9.97%
Plains All American Pipeline LP	9.07%
Energy Transfer Partners LP	8.93%
Williams Partners LP	6.59%
Buckeye Partners LP	6.08%
MPLX LP	6.05%
ONEOK Partners LP	4.78%
Sunoco Logistics Partners LP	3.94%
Enbridge Energy Partners LP	3.85%
Total % of Top 10 Holdings	69.26%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2016)

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2016

Alerian Energy Infrastructure ETF

Performance Overview	November 30, 2016 (Unaudited)

INVESTMENT OBJECTIVE

The Alerian Energy Infrastructure ETF (the “Fund” or “ENFR”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Energy Infrastructure Index (the “Underlying Index” or “AMEI”). As a secondary objective, the Fund seeks to provide total return through income and capital appreciation.

The Underlying Index is a composite of North American energy infrastructure companies engaged in the pipeline transportation, storage, and processing  of  energy commodities  (also  known  as  “midstream  energy businesses”).  Currently, each  constituent  is  assigned  to  one  of  four categories: (i) U.S. Energy Infrastructure Master Limited Partnerships (“MLPs”) (ii) U.S. General Partners, (iii) U.S. Energy Infrastructure Companies, and (iv) Canadian Energy Infrastructure Companies. Each category is assigned an index weight of 25%.

PERFORMANCE OVERVIEW

During the twelve‐month period of December 1, 2015 to November 30, 2016, the Fund delivered a total return of 25.84% (25.63% NAV). This compares to the Fund’s Underlying Index, which returned 19.6% on a price return and 26.65% on a total return basis.

Top contributors during the period include Plains GP Holdings (PAGP), ONEOK Inc. (OKE), and Spectra Energy (SE). Underperformers included MPLX LP (MPLX), Phillips 66 Partners (PSXP), and Shell Midstream Partners (SHLX).

During the period, Exterran Corporation (EXTN) was removed during a quarterly rebalancing. In addition, Targa Resources Partners (NGLS) and Columbia  Pipeline  Group  (CPGX)  were  removed  during  special  rebalancings,  due  to  their  merger  with  Targa  Resources  Corp  (TRGP)  and TransCanada (TRP), respectively.

After falling 26% from December 1, 2015, the Underlying Index hit a near‐term low on January 20, 2016, roughly 16 trading days prior to when energy infrastructure MLPs hit their low on February 11, 2016, as measured by the Alerian MLP Infrastructure Index (AMZI). Since January through period end, the Underlying Index recovered nearly 62%. There has been more stabilization in crude prices relative to a year ago, global oversupply issues have lessened, investor sentiment has improved, OPEC has agreed to production cuts, and the new political climate in the US and Canada looks to be more supportive for energy infrastructure companies.

Organic projects backed by long‐term binding commitments continue to be announced. These projects vary by product handled, including crude oil, natural gas, NGLs, refined products, and propane. They also vary by asset type, including pipelines, processing plants, and fractionation plants. More notable projects include a $2.1 billion natural gas pipeline in Mexico, owned by TransCanada and IEnova, as well as Spectra Energy’s $1.5 billion natural gas pipeline running to the Mexican border where it will connect with TransCanada and IEnova’s pipeline.

The  Interstate Natural Gas Association  of  America (INGAA) released an  updated study  during  the  period  discussing  midstream  oil  and  gas infrastructure needs in the US and Canada, suggesting in their view, a median case of $522 billion of energy infrastructure build‐out necessary between 2015 and 2035. As the energy markets continue to rebalance, and if the $522 billion of energy infrastructure build‐out materializes over the next several decades, we continue to believe that investors seeking access to real assets via energy infrastructure have the potential to experience capital appreciation.
4 | November 30, 2016

Alerian Energy Infrastructure ETF

Performance Overview	November 30, 2016 (Unaudited)

Performance (as of November 30, 2016)

	1 Year	3 Year	Since Inception^
Alerian Energy Infrastructure ETF ‐ NAV	25.63%	0.10%	‐0.08%
Alerian Energy Infrastructure ETF ‐ Market Price*	25.84%	0.12%	‐0.01%
Alerian Energy Infrastructure Index	26.65%	0.88%	0.73%
S&P 500® Total Return Index	8.06%	9.07%	9.88%

Total Expense Ratio (per the current prospectus) 0.65%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance  data  may  be  higher  or  lower  than  actual  data  quoted.  For  most  current  month-end  performance  data  please  visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on November 1, 2013.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Alerian Energy Infrastructure Index is comprised of 30 equity securities of issuers headquartered or incorporated in the United States and Canada that engage in the transportation, storage, and processing of energy commodities.

S&P 500® Total Return Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Alerian Energy Infrastructure ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.
5 | November 30, 2016

Alerian Energy Infrastructure ETF

Performance Overview	November 30, 2016 (Unaudited)

Top 10 Holdings* (as of November 30, 2016)

ONEOK, Inc.	5.64%
Spectra Energy Corp.	5.54%
The Williams Cos., Inc.	5.29%
Enbridge, Inc.	5.14%
CenterPoint Energy, Inc.	5.12%
Kinder Morgan, Inc.	4.90%
Plains GP Holdings LP, Class A	4.86%
TransCanada Corp.	4.77%
Dominion Resources, Inc.	4.76%
Magellan Midstream Partners LP	4.74%
Total % of Top 10 Holdings	50.76%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2016)

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2016

Alerian Exchange Traded Funds

Disclosure of Fund Expenses	November 30, 2016 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2016.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you deter‐ mine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Expense Ratio(a)	Expenses Paid During Period 6/1/16 - 11/30/16(b)
Alerian MLP ETF
Actual	$1,000.00	$1,044.00	0.85%	$4.34
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29

Alerian Energy Infrastructure ETF
Actual	$1,000.00	$1,138.60	0.65%	$3.48
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	0.65%	$3.29

(a)	Annualized, based on the Fund's most recent fiscal half-year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

7 | November 30, 2016

Alerian Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Alerian MLP ETF and Alerian Energy Infrastructure ETF, two of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our  audits  included  consideration  of  internal  control  over financial  reporting  as  a  basis  for  designing  audit  procedures that  are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alerian MLP ETF and Alerian Energy Infrastructure ETF of the ALPS ETF Trust as of November 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
January 27, 2017

8 | November 30, 2016

Alerian MLP ETF

Schedule of Investments	November 30, 2016

Security Description	Shares	Value
Master Limited Partnerships (100.43%)
Gathering & Processing (26.35%)
Antero Midstream Partners LP	4,574,081	$128,851,862
DCP Midstream Partners LP(a)	6,171,411	213,715,963
EnLink Midstream Partners LP	10,403,852	182,275,487
MPLX LP	17,376,799	570,827,847
ONEOK Partners LP(a)	10,785,060	450,815,508
Western Gas Partners LP	5,309,295	303,001,466
Williams Partners LP	17,032,243	621,676,869
Total Gathering & Processing		2,471,165,002

Pipeline Transportation | Natural Gas (27.82%)
Boardwalk Pipeline Partners LP	8,489,487	145,764,492
Energy Transfer Partners LP	24,001,285	842,925,129
Enterprise Products Partners LP	36,310,933	941,542,493
EQT Midstream Partners LP	4,001,906	293,059,576
Spectra Energy Partners LP	4,908,311	208,554,134
TC PipeLines LP	3,329,485	176,962,128
Total Pipeline Transportation | Natural Gas		2,608,807,952

Pipeline Transportation | Petroleum (46.26%)
Buckeye Partners LP(a)	8,925,623	574,274,584
Enbridge Energy Partners LP(a)	14,705,996	363,238,101
Genesis Energy LP(a)	7,014,426	245,084,044
Magellan Midstream Partners LP(a)	13,629,760	943,860,880
NGL Energy Partners LP(a)	6,573,790	121,943,804
NuStar Energy LP(a)	4,392,697	209,707,355
Phillips 66 Partners LP	2,927,135	132,101,603
Plains All American Pipeline LP(a)	25,976,325	855,919,909
Shell Midstream Partners LP(a)	6,019,969	166,030,745
Sunoco Logistics Partners LP	15,693,372	371,775,983
Tallgrass Energy Partners LP	2,880,750	134,934,330
Tesoro Logistics LP	4,643,793	218,861,964
Total Pipeline Transportation | Petroleum		4,337,733,302

Total Master Limited Partnerships
(Cost $8,628,506,881)		9,417,706,256

	7 Day Yield	Shares	Value
Short Term Investments (0.23%)
State Street Institutional Treasury Plus Money Market Fund	0.259%	21,858,851	21,858,851

Total Short Term Investments
(Cost $21,858,851)			21,858,851

Total Investments (100.66%)
(Cost $8,650,365,732)			$9,439,565,107

Liabilities in Excess of Other Assets (‐0.66%)			(61,545,919)

Net Assets (100.00%)			$9,378,019,188

(a)	Affiliated Company. See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.
9 | November 30, 2016

Alerian MLP ETF

Statement of Assets and Liabilities	November 30, 2016

ASSETS:
Investments, at value	$5,294,974,214
Investments in affiliates, at value	4,144,590,893
Receivable due from advisor	3,042,500
Interest receivable	5,389
Income tax receivable	9,482
Total Assets	9,442,622,478

LIABILITIES:
Payable for investments purchased	12,871,764
Franchise tax payable	459,232
Deferred tax liability	44,989,405
Payable to adviser	6,282,889
Total Liabilities	64,603,290
NET ASSETS	$9,378,019,188

NET ASSETS CONSIST OF:
Paid‐in capital	$9,634,808,848
Accumulated net investment loss, net of deferred income taxes	(207,994,724)
Accumulated net realized loss on investments, net of deferred income taxes	(620,935,068)
Net unrealized appreciation on investments, net of deferred income taxes	572,140,132
NET ASSETS	$9,378,019,188

INVESTMENTS, AT COST	$5,115,603,669
INVESTMENTS IN AFFILIATES, AT COST	3,534,762,063

PRICING OF SHARES
Net Assets	$9,378,019,188
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	761,612,100
Net Asset Value, offering and redemption price per share	$12.31

See Notes to Financial Statements.
10 | November 30, 2016

Alerian MLP ETF

Statement of Operations	For the Year Ended November 30, 2016

INVESTMENT INCOME:
Distributions from master limited partnerships	$639,723,539
Less return of capital distributions	(639,723,539)
Total Investment Income	–

EXPENSES:
Franchise tax expense	770,278
Investment adviser fee	67,195,413
Total Expenses	67,965,691
NET INVESTMENT LOSS, BEFORE INCOME TAXES	(67,965,691)
Deferred income tax benefit	96,348,240
NET INVESTMENT INCOME	28,382,549

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on investments, before income taxes	(399,960,327)
Net realized loss on affiliated investments, before income taxes	(181,285,437)
Deferred income tax benefit	123,140,278
Net realized loss	(458,105,486)
Net change in unrealized appreciation on investments, before income taxes	1,528,473,032
Deferred income tax expense	(263,842,388)
Net change in unrealized appreciation	1,264,630,644
NET REALIZED AND UNREALIZED GAIN	806,525,158
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$834,907,707

See Notes to Financial Statements.
11 | November 30, 2016

Alerian MLP ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015(a)
OPERATIONS:
Net investment income/(loss)	$28,382,549	$(132,888,834)
Net realized loss(a)	(458,105,486)	(94,672,786)
Net change in unrealized appreciation/(depreciation)(a)	1,264,630,644	(2,306,039,973)
Net increase/(decrease) in net assets resulting from operations	834,907,707	(2,533,601,593)

DISTRIBUTIONS TO SHAREHOLDERS:
From tax return of capital	(689,407,280)	(647,133,076)
Total distributions	(689,407,280)	(647,133,076)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	3,159,977,900	2,547,020,530
Cost of shares redeemed	(1,131,213,513)	(1,511,532,837)
Net increase from share transactions	2,028,764,387	1,035,487,693

Net increase/(decrease) in net assets	2,174,264,814	(2,145,246,976)

NET ASSETS:
Beginning of year	7,203,754,374	9,349,001,350
End of year *	$9,378,019,188	$7,203,754,374
*Including accumulated net investment loss, net of deferred income taxes of:	$(207,994,724)	$(236,377,273)

OTHER INFORMATION:
SHARE TRANSACTIONS:
Beginning shares	588,062,100	516,512,100
Shares sold	271,600,000	172,050,000
Shares redeemed	(98,050,000)	(100,500,000)
Shares outstanding, end of year	761,612,100	588,062,100

(a)
Prior to November 30, 2016, the Fund presented realized gain/loss and unrealized appreciation/depreciation by investment type. This change in presentation was made to conform to industry standards and had no effect on the Fund's change in net assets.

See Notes to Financial Statements.
12 | November 30, 2016

Alerian MLP ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$12.25	$18.10	$17.69	$16.32	$15.97

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.04	(0.13)	(0.16)	(0.09)	(0.09)
Net realized and unrealized gain/(loss) on investments	1.04	(4.53)	1.70	2.53	1.44
Total from investment operations	1.08	(4.66)	1.54	2.44	1.35

DISTRIBUTIONS:
From net realized gains	–	–	(0.73)	–	(0.00	)(a)(b)
From tax return of capital	(1.02)	(1.19)	(0.40)	(1.07)	(1.00)
Total distributions	(1.02)	(1.19)	(1.13)	(1.07)	(1.00)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.06	(5.85)	0.41	1.37	0.35
NET ASSET VALUE, END OF PERIOD	$12.31	$12.25	$18.10	$17.69	$16.32
TOTAL RETURN(c)	9.76%	(26.84)%	8.82%	15.16%	8.62%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$9,378,019	$7,203,754	$9,349,001	$7,384,685	$4,466,815

RATIO TO AVERAGE NET ASSETS:
Expenses (excluding net current and deferred tax expenses/benefits and franchise tax expense)	0.85%	0.85%	0.85%	0.85%	0.85%
Expenses (including net current and deferred tax expenses/benefits)(d)	1.42%	(11.40)%	5.43%	8.56%	4.85%
Expenses (including current and deferred tax expenses/benefits)(e)	(0.36)%	1.57%	0.55%	0.55%	0.54%
Net investment loss (excluding deferred tax expenses/benefits and franchise tax expense)	(0.85)%	(0.85)%	(0.85)%	(0.85)%	(0.85)%
Net investment income/(loss)(including deferred tax expenses/benefits)(e)	0.36%	(1.57)%	(0.55)%	(0.55)%	(0.54)%
PORTFOLIO TURNOVER RATE(f)	31%	21%	29%	12%	12%

(a)	Based on average shares outstanding during the period.
(b)	Less than ($0.005) per share.
(c)
Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices.  Total return calculated for a period of less than one year is not annualized.

(d)	Includes amount of current and deferred taxes/benefits for all components of the Statement of Operations.
(e)	Includes amount of current and deferred tax benefit associated with net investment income/(loss).
(f)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.
13 | November 30, 2016

Alerian Energy Infrastructure ETF

Schedule of Investments	November 30, 2016

Security Description	Shares	Value
Canadian Energy Infrastructure Companies (23.67%)
Energy (23.67%)
AltaGas, Ltd.	12,848	$312,185
Enbridge, Inc.	22,451	944,302
Gibson Energy, Inc.	11,299	153,508
Inter Pipeline, Ltd.	26,856	545,997
Keyera Corp.	14,542	417,976
Pembina Pipeline Corp.	29,426	864,620
TransCanada Corp.	19,525	876,902
Veresen, Inc.	24,944	229,144
Total Energy		4,344,634

Total Canadian Energy Infrastructure Companies
(Cost $5,216,510)		4,344,634

U.S. Energy Infrastructure Companies (25.33%)
Energy (12.30%)
Kinder Morgan, Inc.	40,503	899,168
Macquarie Infrastructure Corp.	6,880	563,747
Targa Resources Corp.	14,911	794,607
Total Energy		2,257,522

Utilities (13.03%)
CenterPoint Energy, Inc.	39,386	939,749
Dominion Resources, Inc.	11,933	874,570
OGE Energy Corp.	18,248	577,549
Total Utilities		2,391,868

Total U.S. Energy Infrastructure Companies
(Cost $5,061,438)		4,649,390

U.S. Energy Infrastructure MLPs (23.35%)
Energy (22.73%)
Buckeye Partners LP	8,670	557,828
Cheniere Energy Partners LP	2,999	88,081
Energy Transfer Equity LP	49,441	841,980
Enterprise Products Partners LP	33,522	869,225
EQT GP Holdings LP	1,741	43,003
Magellan Midstream Partners LP	12,583	871,373
MPLX LP	16,878	554,442
NuStar GP Holdings LLC	2,251	57,175
Phillips 66 Partners LP	2,850	128,621
Shell Midstream Partners LP	5,862	161,674
Total Energy		4,173,402

Utilities (0.62%)
Western Gas Equity Partners LP	2,640	113,361

Total U.S. Energy Infrastructure MLPs
(Cost $5,368,377)		4,286,763

U.S. General Partners (27.48%)
Energy (27.48%)
Archrock, Inc.	15,883	213,626
EnLink Midstream LLC	10,964	200,641

See Notes to Financial Statements.
14 | November 30, 2016

Alerian Energy Infrastructure ETF

Schedule of Investments	November 30, 2016

Security Description	Shares	Value
Energy (continued)
ONEOK, Inc.	18,873	$1,036,694
Plains GP Holdings LP, Class A	25,368	891,939
SemGroup Corp., Class A	12,244	441,396
Spectra Energy Corp.	24,845	1,017,403
Tallgrass Energy GP LP	11,159	270,048
The Williams Cos., Inc.	31,675	972,423
Total Energy		5,044,170

Total U.S. General Partners
(Cost $5,692,875)		5,044,170

	7 Day Yield	Shares	Value
Short Term Investments (0.22%)
State Street Institutional Treasury Plus Money Market Fund	0.259%	41,178	41,178

Total Short Term Investments
(Cost $41,178)			41,178

Total Investments (100.05%)
(Cost $21,380,378)			$18,366,135

Liabilities in Excess of Other Assets (‐0.05%)			(9,451)

Net Assets (100.00%)			$18,356,684

See Notes to Financial Statements.
15 | November 30, 2016

Alerian Energy Infrastructure ETF

Statement of Assets and Liabilities	November 30, 2016

ASSETS:
Investments, at value	$18,366,135
Dividends receivable	39,899
Total Assets	18,406,034

LIABILITIES:
Payable for investments purchased	41,041
Payable to adviser	8,309
Total Liabilities	49,350
NET ASSETS	$18,356,684

NET ASSETS CONSIST OF:
Paid-in capital	$21,535,250
Accumulated net investment loss	(360,739)
Accumulated net realized gain on investments and foreign currency transactions	196,428
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(3,014,255)
NET ASSETS	$18,356,684

INVESTMENTS, AT COST	$21,380,378

PRICING OF SHARES
Net Assets	$18,356,684
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	800,000
Net Asset Value, offering and redemption price per share	$22.95

See Notes to Financial Statements.

16 | November 30, 2016

Alerian Energy Infrastructure ETF

Statement of Operations	For the Year Ended November 30, 2016

INVESTMENT INCOME:
Dividends	$648,352
Foreign taxes withheld	(25,481)
Total Investment Income	622,871

EXPENSES:
Investment adviser fees	86,263
Total Expenses	86,263
NET INVESTMENT INCOME	536,608

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on investments	(806,962)
Net realized loss on foreign currency transactions	(6,435)
Net realized loss	(813,397)
Net change in unrealized appreciation on investments	2,854,921
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	93
Net change in unrealized appreciation	2,855,014
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	2,041,617
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,578,225

See Notes to Financial Statements.
17 | November 30, 2016

Alerian Energy Infrastructure ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015(a)
OPERATIONS:
Net investment income	$536,608	$559,276
Net realized loss(a)	(813,397)	(428,159)
Net change in unrealized appreciation/(depreciation)(a)	2,855,014	(5,827,886)
Net increase/(decrease) in net assets resulting from operations	2,578,225	(5,696,769)

DISTRIBUTIONS:
From net investment income	(405,322)	(327,210)
Dividends to shareholders from tax return of capital	(88,512)	(103,622)
Total distributions	(493,834)	(430,832)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	9,559,448	4,130,424
Cost of shares redeemed	(5,618,048)	(2,802,773)
Net increase from share transactions	3,941,400	1,327,651
Net increase/(decrease) in net assets	6,025,791	(4,799,950)

NET ASSETS:
Beginning of period	12,330,893	17,130,843
End of period *	$18,356,684	$12,330,893

*Including accumulated net investment loss of:	$(360,739)	$(96,943)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	650,000	600,002
Shares sold	500,000	150,000
Shares redeemed	(350,000)	(100,002)
Shares outstanding, end of period	800,000	650,000

(a)
Prior to November 30, 2016, the Fund presented realized gain/loss and unrealized appreciation/depreciation by investment type. This change in presentation was made to conform to industry standards and had no effect on the Fund's change in net assets.

See Notes to Financial Statements.
18 | November 30, 2016

Alerian Energy Infrastructure ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014	For the Period November 1, 2013 (Commencement of Operations) to November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$18.97	$28.55	$24.86	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.80	0.83	0.85	0.06
Net realized and unrealized gain/(loss) on investments	3.95	(9.78)	3.40	(0.20)
Total from investment operations	4.75	(8.95)	4.25	(0.14)

DISTRIBUTIONS:
From net investment income	(0.63)	(0.48)	(0.56)	–
Tax return of capital	(0.14)	(0.15)	–	–
Total distributions	(0.77)	(0.63)	(0.56)	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.98	(9.58)	3.69	(0.14)
NET ASSET VALUE, END OF PERIOD	$22.95	$18.97	$28.55	$24.86
TOTAL RETURN(b)	25.63%	(31.83)%	17.12%	(0.56)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$18,357	$12,331	$17,131	$3,729

Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65	%(c)
Ratio of net investment income to average net assets	4.04%	3.31%	2.98%	3.21	%(c)
PORTFOLIO TURNOVER RATE(d)	38%	47%	27%	0%

(a)	Based on average shares outstanding during the period.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices.  Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.
19 | November 30, 2016

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2016

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2016, the Trust consisted of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Alerian MLP ETF and the Alerian Energy Infrastructure ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the Alerian MLP ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index. The investment objective of the Alerian Energy Infrastructure ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Energy Infrastructure Index. The investment advisor uses a “passive” or indexing approach to try to achieve each Fund’s investment objective. Each Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Each Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. Each Fund issues and redeems Shares at net asset value (“NAV”), in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation
Each Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Funds’ NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.
20 | November 30, 2016

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2016

B. Fair Value Measurements
Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, and Limited Partnerships for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value each Fund’s investments at November 30, 2016:

Alerian MLP ETF

Investments in Securities at Value*	Level 1- Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Master Limited Partnerships	$9,417,706,256	$–	$–	$9,417,706,256
Short-Term Investments	21,858,851	–	–	21,858,851
TOTAL	$9,439,565,107	$–	$–	$9,439,565,107

21 | November 30, 2016

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2016

Alerian Energy Infrastructure ETF

Investments in Securities at Value*	Level 1- Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Canadian Energy Infrastructure Companies	$4,344,634	$–	$–	$4,344,634
U.S. Energy Infrastructure Companies	4,649,390	–	–	4,649,390
U.S. Energy Infrastructure MLPs	4,286,763	–	–	4,286,763
U.S. General Partners	5,044,170	–	–	5,044,170
Short-Term Investments	41,178	–	–	41,178
TOTAL	$18,366,135	$–	$–	$18,366,135

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

Each Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2016, the Funds did not have any transfers between Level 1 and Level 2 securities. The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

C. Foreign Currency Translation
The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

D. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the last in, first out (“LIFO”) cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

E. Dividends and Distributions to Shareholders
Each Fund intends to declare and make quarterly distributions, or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Alerian Energy Infrastructure ETF, if any, are distributed at least annually. Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Distributions received from each Fund’s investments in Master Limited Partnerships (“MLPs”) may be comprised of both income and return of capital. Each Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended November 30, 2016, the Alerian MLP ETF distributed $689,407,280 of which 100% is anticipated to be characterized as return of capital from MLP distributions received.

The Alerian MLP ETF also expects a portion of the distributions it receives from MLPs to be treated as a tax deferred return of capital, thus reducing the Alerian MLP ETF’s current tax liability. Return of capital distributions are not taxable income to the shareholder, but reduce the investor’s tax basis in the investor’s Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Funds when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Funds.

22 | November 30, 2016

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2016

F. Federal Income Taxation and Tax Basis Information

Alerian MLP ETF
The Alerian MLP ETF is taxed as a regular C-corporation for federal income tax purposes. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies, which are not so obligated. The Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce an investor’s return from an investment in the Fund.

Cash distributions from MLPs to the Fund that exceed such Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s NAV. Increases in deferred tax liability will decrease NAV. Conversely, decreases in deferred liability will increase NAV, but only to the extent of previously accrued deferred tax liability, i.e., no deferred tax asset will be accrued. The Fund will rely to a large extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, ALPS Advisors, Inc. will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund’s estimates regarding its deferred tax liability are made in good faith, however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations, currently 35%, and an assumed rate attributable to state taxes.

The Fund recognizes interest and penalties related to unrecognized tax benefits within the income tax expense line in the accompanying statement of operations. Accrued interest and penalties are included within the related tax liability line in the balance sheet.

Since the Fund will be subject to taxation on its taxable income, the NAV of Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Underlying Index however is calculated without any deductions for taxes. As a result, the Fund’s after tax performance could differ significantly from the Underlying Index even if the pretax performance of the Fund and the performance of the Underlying Index are closely correlated.

The Fund’s income tax expense/(benefit) consists of the following:

Alerian MLP ETF	Year ended November 30, 2016
	Current	Deferred	Total
Federal	$–	$306,415,602	$306,415,602
State	–	21,981,108	21,981,108
Valuation Allowance	–	(284,042,840)	(284,042,840)
Total tax expense/(benefit)	$–	$44,353,870	$44,353,870

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

23 | November 30, 2016

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2016

Components of the Fund’s deferred tax assets and liabilities are as follows:

Alerian MLP ETF	As of November 30, 2016
Deferred tax assets:
Accrued franchise taxes	$179,444
Charitable contribution carryforward	482,774
Income recognized from MLP investments	295,747,361
Credit for prior year minimum tax	331,761
Net operating loss carryforward	378,402,076
Capital loss carryforward	490,108,571
Less Deferred tax liabilities:
Net unrealized gain on investment securities	(1,210,008,033)
Other	(233,357)
Net Deferred tax liability	$(44,989,405)

Due to the activities of the MLPs that the fund is invested in, the Fund is required to pay franchise tax in certain states.  Generally speaking, franchise tax expense is a tax on equity of a corporation, or base minimum fees, imposed by various jurisdictions. The amounts of the tax are estimated throughout the year based upon the Fund’s estimate of underlying activities conducted in the states and reconciled to actual amounts paid upon the filing of the tax returns for the states. These taxes are paid as either estimated tax payments, extension payments, or with the tax return filings of the various states.

The net operating loss carryforward is available to offset future taxable income. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2032. The Fund has net operating loss carryforwards for federal income tax purposes as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration
Federal	11/30/2012	$92,112,756	11/30/2032
Federal	11/30/2013	349,770,934	11/30/2033
Federal	11/30/2014	64,228,395	11/30/2034
Federal	11/30/2015	270,791,678	11/30/2035
Federal	11/30/2016	220,479,783	11/30/2036
Total		$997,383,546

The Fund also has state tax net operating loss carryforwards of various amounts per state.  The Deferred Tax Assets associated with these state tax net operating losses are as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration
State	11/30/2012	$2,950,477	Varies by State (5-20 years)
State	11/30/2013	10,853,441	Varies by State (5-20 years)
State	11/30/2014	1,931,661	Varies by State (5-20 years)
State	11/30/2015	9,260,851	Varies by State (5-20 years)
State	11/30/2016	4,321,405	Varies by State (5-20 years)
Total		$29,317,835
24 | November 30, 2016

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2016

The capital loss carryforward is available to offset future taxable income.  The capital loss can be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2020.  The Fund has net capital loss carryforwards for federal income tax purposes as follows:

Alerian MLP ETF	Year-Ended	Amount	Expiration
Federal	11/30/2015	$504,879,549	11/30/2020
Federal	11/30/2016	847,945,696	11/30/2021
Total		$1,352,825,245

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. Although the Fund currently has a net deferred tax liability, it reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Fund in the future are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the fund in those years. For Federal Tax purposes, net operating losses that may be generated by the Fund in the future are eligible to be carried back up to two years and can be carried forward for 20 years to offset income generated by the Fund in those years.

Based upon the Fund’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Fund’s assessment of the recoverability of these assets and may result in the recording of a valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment and realized and unrealized gain/(losses) on investment before taxes as follows:

Alerian MLP ETF	As of November 30, 2016
Income tax expense at statutory rate	$307,741,552
State income tax benefit (net of federal benefit)	17,233,527
Permanent differences, net	(1,668,403)
Change in estimated state deferral rate	(77,843)
Other	5,167,877
Valuation allowance	(284,042,840)
Net income tax expense	$44,353,870

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits:

Alerian MLP ETF	Inception to November 30, 2016
Unrecognized tax benefit - Beginning	$–
Gross increases - tax positions in prior period	–
Gross decreases - tax positions in prior period	–
Gross increases - tax positions in current period	–
Settlement	–
Lapse of statute of limitations	–
Unrecognized tax benefit - Ending	$–

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the period from inception to November 30, 2016, the Fund had no accrued penalties or interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the fund. Tax periods ended November 30, 2013 through November 30, 2016 remain subject to examination by tax authorities in the United States. Due to the nature of the Fund's investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
25 | November 30, 2016

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2016

Alerian Energy Infrastructure ETF
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

No provision for income taxes is included in the accompanying financial statements, as the Alerian Energy Infrastructure ETF intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Alerian Energy Infrastructure ETF evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more‐likely‐than‐not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more‐likely‐than‐not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2016, the Alerian Energy Infrastructure ETF did not have a liability for any unrecognized tax benefits. The Alerian Energy Infrastructure ETF files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

For the year ended November 30, 2016, permanent book and tax differences resulting primarily from differing treatment of investments in partnerships were identified and reclassified among components of the Fund’s net assets as follows:

Fund	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/ (Loss) on Investments	Paid-in Capital
Alerian Energy Infrastructure ETF	$(395,082)	$1,253,432	$(858,350)

At November 30, 2016, the Fund had available for tax purposes unused capital loss carryforwards as follows:

	Short-Term	Long-Term
Alerian Energy Infrastructure ETF	$527,381	$131,927

Capital loss carryovers used during the year ended November 30, 2016 were $123,732.

The tax character of the distributions paid during the fiscal years ended November 30, 2016 and November 30, 2015 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2016
Alerian Energy Infrastructure ETF	$405,322	$–	$88,512
November 30, 2015
Alerian Energy Infrastructure ETF	$327,210	$–	$103,622

As of November 30, 2016, the components of distributable earnings on a tax basis were as follows:

Alerian Energy Infrastructure ETF
Accumulated net realized loss on investments	$(659,308)
Net unrealized depreciation on investments	(2,024,180)
Other accumulated losses	(495,078)
Total	$(3,178,566)

Other accumulated losses are mostly due to partnership losses being suspended for tax purposes.
26 | November 30, 2016

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2016

As of November 30, 2016, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Alerian MLP ETF	Alerian Energy Infrastructure ETF
Cost of investments for income tax purposes	$6,877,633,261	$20,390,303
Gross appreciation (excess of value over tax cost)	$3,111,581,289	$909,277
Gross depreciation (excess of tax cost over value)	(549,649,443)	(2,933,445)
Net depreciation of foreign currency	–	(12)
Net unrealized appreciation/(depreciation)	$2,561,931,846	$(2,024,180)

The difference between cost amounts for financial statement purposes is due primarily to the recognition of pass‐through income from a Fund’s investments in master limited partnerships and wash sales.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as each Fund's investment adviser pursuant to advisory agreements with the Trust on behalf of each Fund (the “Advisory Agreements”). Pursuant to the Advisory Agreements, each Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis as a percentage of the relevant Fund's average daily net assets as set out below.

Fund		Advisory Fee
Alerian MLP ETF	0.85%	up to and including $10 billion
	0.80%	greater than $10 billion up to and including $15 billion
	0.755%	greater than $15 billion up to and including $20 billion
	0.715%	greater than $20 billion
Alerian Energy Infrastructure ETF	0.65%

Out of the unitary management fees, the Adviser pays substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for taxes, interest expenses, distribution fees or expenses, brokerage expenses, and extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of the each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all the Funds’ expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Each Trustee who is not an officer or employee of the Adviser, any sub‐adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out‐of‐pocket expenses relating to attendance at meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2016, the cost of purchases and proceeds from sales of investment securities, excluding short‐term investments and in‐kind transactions, were as follows:

Fund	Purchases	Sales
Alerian MLP ETF	$2,527,552,140	$2,655,041,659
Alerian Energy Infrastructure ETF	5,346,138	5,195,670

For the year ended November 30, 2016, the cost of in‐kind purchases and proceeds from in‐kind sales were as follows:

Fund	Purchases	Sales
Alerian MLP ETF	$3,157,845,062	$1,124,591,728
Alerian Energy Infrastructure ETF	9,558,649	5,611,862

27 | November 30, 2016

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2016

For the year ended November 30, 2016, the Alerian MLP ETF and the Alerian Energy Infrastructure ETF had in‐kind net realized gain/(loss) of $(23,006,263) and $(455,824) respectively.

Gains on in‐kind transactions are not considered taxable for federal income tax purposes and losses on in kind transactions are also not deductible for tax purposes.

5. MASTER LIMITED PARTNERSHIPS

MLPs  are publicly  traded partnerships engaged in, among  other things, the transportation,  storage and processing of minerals  and  natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d)  of  the  Internal  Revenue  Code  of  1986,  as  amended  (the  “Code”).  These  qualifying  sources  include,  among  other  things,  natural resource‐based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions  to  the  extent  the  MQD  is  not  paid.  Once  common  and  general  partner interests  have  been  paid,  subordinated  units  receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is distributed to both common and subordinated units and generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general  partner  increases  cash  distributions  to  the  limited  partners,  the  general  partner  receives  an  increasingly  higher  percentage  of  the incremental cash distributions.

6. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker‐dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in‐kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

7. RELATED PARTY TRANSACTIONS

The Funds engaged in cross trades between each other during the year ended November 30, 2016 pursuant to Rule 17a‐7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a‐7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a‐7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2016, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/ (loss) on sales
Alerian MLP ETF	$74,076	$642,764	$(20,272)
Alerian Energy Infrastructure ETF	133,310	74,076	1,786

28 | November 30, 2016

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2016

8. AFFILIATED COMPANIES

As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund.

For the Fiscal Year Ended November 30, 2016, the Alerian MLP ETF held shares in the following affiliates, as defined by the Investment Company Act of 1940.

Security Name	Share Balance December 1, 2015	Purchases	Sales	Share Balance November 30, 2016	Dividend Income*	Realized Gain/(Loss)	Market Value November 30, 2016
Master Limited Partnerships
Buckeye Partners LP	5,736,893	6,198,400	(3,009,670)	8,925,623	–	9,563,215	574,274,584
DCP Midstream Partners LP	6,804,719	2,581,518	(3,214,826)	6,171,411	–	(7,607,113)	213,715,963
Enbridge Energy Partners LP	15,050,652	5,992,915	(6,337,571)	14,705,996	–	(4,768,675)	363,238,101
Genesis Energy LP	6,991,534	3,116,114	(3,093,222)	7,014,426	–	(15,095,507)	245,084,044
Magellan Midstream Partners LP	9,171,989	7,344,474	(2,886,703)	13,629,760	–	(6,409,025)	943,860,880
NGL Energy Partners LP	6,872,613	8,200,712	(8,499,535)	6,573,790	–	(158,702,286)	121,943,804
NuStar Energy LP	4,774,949	1,821,163	(2,203,415)	4,392,697	–	(10,013,789)	209,707,355
ONEOK Partners LP	12,535,879	4,498,884	(6,249,703)	10,785,060	–	(9,374,298)	450,815,508
Plains All American Pipeline LP	18,137,202	16,540,564	(8,701,441)	25,976,325	–	23,118,771	855,919,909
Shell Midstream Partners LP	3,952,847	3,776,270	(1,709,148)	6,019,969	–	(1,996,730)	166,030,745
Total					$–	$(181,285,437)	$4,144,590,893

*	100% of the Income received was estimated as Return of Capital.
29 | November 30, 2016

Alerian Exchange Traded Funds

Additional Information	November 30, 2016 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12‐month period ended June 30 and a description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov and upon request, by calling (toll‐free) 1‐866‐675‐2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N‐Q. Form N‐Q for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Form N‐Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1‐800‐SEC‐0330. Each Fund’s Form N‐Q will be available without charge, upon request, by calling (toll‐free) 1‐866‐675‐2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2015:

	Qualified Dividend Income	Dividend Received Deduction
Alerian Energy Infrastructure ETF	100.00%	98.70%

In early 2016, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2015 via Form 1099. The Fund will notify shareholders in early 2017 of amounts paid to them by the Fund, if any, during the calendar year 2016.

LICENSING AGREEMENTS

Alerian (the “Licensor”) has entered into an index licensing agreement with ALPS Advisors Inc. (the “Advisor”) with respect to each of the Alerian MLP ETF and the Alerian Energy Infrastructure ETF, to allow the Adviser’s use of AMZI and AMEI. The following disclosure relates to the Licensor:

Alerian is the designer of the construction and methodology for the underlying index (each an “Underlying Index”) for each of the Alerian MLP ETF and the Alerian Energy Infrastructure ETF (each a “Fund” and collectively, the “Funds”). “Alerian,” “Alerian MLP Infrastructure Index,” “Alerian Energy Infrastructure Index,” “Alerian Index Series” and “AMZI” are service marks or trademarks of Alerian. Alerian acts as brand licensor for each Underlying Index. Alerian is not responsible for the descriptions of either Underlying Index or the Funds that appear herein. Alerian is not affiliated with the Trust, the Adviser or the Distributor.

Neither Fund is issued, sponsored, endorsed, sold or promoted by Alerian (“Licensor”) or its affiliates. Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Alerian MLP Infrastructure Index (“Index”) to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of either Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of either Fund or in the determination or calculation of the NAV of the relevant Fund. Alerian MLP Infrastructure Index, Alerian MLP Infrastructure Total Return Index, AMZI and AMZIX are trademarks of GKD Index Partners, LLC and their general use is granted under a license from GKD Index Partners, LLC.

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

30 | November 30, 2016

Alerian Exchange Traded Funds

Additional Information	November 30, 2016 (Unaudited)

The Adviser does not guarantee the accuracy and/or the completeness of either Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by either Fund, owners of the Shares of the relevant Fund or any other person or entity from the use of either Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to either Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of either Underlying Index, even if notified of the possibility of such damages.

(Applicable to the Alerian Energy Infrastructure ETF only)

The Underlying Index is the exclusive property of GKD Index Partners LLC d/b/a Alerian, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Underlying Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Alerian.

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices, SPFS, Dow Jones or any of their affiliates (collectively, “S&P Dow Jones Indices Entities”). S&P Dow Jones Indices Entities do not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices Entities only relationship to Alerian with respect to the Underlying Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices Entities and for the providing of calculation and maintenance services related to the Underlying Index. S&P Dow Jones Indices Entities are not responsible for and have not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P Dow Jones Indices Entities have no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices Entities to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P  DOW  JONES  INDICES  ENTITIES  DO  NOT  GUARANTEE  THE  ADEQUACY,  ACCURACY,  TIMELINESS  AND/OR  THE  COMPLETENESS  OF  THE UNDERLYING  INDEX  OR  ANY  DATA  RELATED  THERETO  OR  ANY  COMMUNICATION,  INCLUDING  BUT  NOT  LIMITED  TO,  ORAL  OR  WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES ENTITIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALERIAN, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING  INDEX  OR  WITH  RESPECT  TO  ANY  DATA  RELATED  THERETO.  WITHOUT  LIMITING  ANY  OF  THE  FOREGOING,  IN  NO  EVENT WHATSOEVER SHALL S&P DOW JONES INDICES ENTITIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

31 | November 30, 2016

Alerian Exchange Traded Funds

Board Considerations Regarding Approval of Investment Advisory Agreements	November 30, 2016 (Unaudited)

At an in‐person meeting held on June 6, 2016, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the Alerian MLP ETF (“AMLP”) and Alerian Energy Infrastructure ETF (“ENFR”) (collectively “the Funds”). The Independent Trustees also met separately to consider the Investment Advisory Agreements.

In evaluating the Investment Advisory Agreements with respect to AMLP and ENFR, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Funds under the Investment Advisory Agreements; (ii) the advisory fees and other expenses paid by the Funds compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Funds by AAI and the profits realized by AAI and its affiliates from its relationship to the Funds; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Funds grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreements, the Trustees considered and reviewed information concerning the services provided under the Investment Advisory Agreements, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day‐to‐day management of the Funds.

The Trustees reviewed information on the performance of each Fund and its applicable benchmark. The Trustees also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on their review, the Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Trustees noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Trustees noted the following: The net advisory fee rate for each of these Funds is higher than the median of its Broadridge expense group. ENFR’s expense ratio is slightly above the median of its Broadridge expense group andAMLP’s expense ratio is higher than the median of its Broadridge expense group.

With respect to AMLP, the Trustees took into account, among other things, supplemental information provided by the Adviser showing AMLP’s total expenses were in line with the total expenses of peer groups deemed by the Adviser to be more comparable, including peer groups comprised of (i) the master limited partnership (“MLP”) asset class as a whole and (ii) exchange‐traded products focused solely on MLP investments. The Trustees also considered the brand recognition of AMLP’s index provider and that AMLP’s investment advisory fee schedule included breakpoints.

With respect to ENFR, the Trustees took into account, among other things, the index provider’s general reputation in the MLP space, and the fees charged by the index provider for licensing its index.

Based on the foregoing, and the other information available to them, the Trustees concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Trustees considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Trustees also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds. The Trustees reviewed and noted the relatively small size of ENFR and concluded that AAI was not realizing any economies of scale; they noted, however, that AAI has realized some economies of scale with respect to AMLP. With respect to AMLP, the Trustees noted that the Fund had declined in assets. The Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

With respect to AMLP, the Trustees considered, among other things the brand recognition of AMLP’s index provider as well as the trading volumes of the Fund and the narrow trading spreads. The Trustees considered the breakpoint schedule adopted the previous year and whether the breakpoints would benefit shareholders and appropriately reflect economies of scale achieved by AAI with respect to AMLP should AMLP’s assets increase, noting that AMLP’s assets had declined. Based on the foregoing, the Trustees determined that the advisory fee rate for the Fund reflects an appropriate sharing of any economies of scale which may exist currently and should the Fund’s assets increase.
32 | November 30, 2016

Alerian Exchange Traded Funds

Board Considerations Regarding Approval of Investment Advisory Agreements	November 30, 2016 (Unaudited)

In voting to renew each Investment Advisory Agreement, the Trustees concluded that the terms of  each Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.
33 | November 30, 2016

Alerian Exchange Traded Funds

Trustees & Officers	November 30, 2016 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non‐interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/ Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	44	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co‐Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co‐Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	46
Mr. Deems is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (31 funds); and Reaves Utility Income Fund (1 fund); Clough Funds Trust (1 fund) and Elevation ETF Trust (2 fund).

Rick A. Pederson, 1952	Trustee	Since March 2008
Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 - present; Advisor, The Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983 - 2013; Advisory Board Member, Neenan Company (construction services) 2002 - present; Board Member, Prosci Inc. (private business services) 2013 - 2016; Board Member, Citywide Banks (Colorado community bank) 2014 - present; Board Member, Strong-Bridge Consulting (management consulting) 2015 - present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for-profit-organization), 2012 - 2015; Board Member, History Colorado, 2015 -present.
				22	Mr. Pederson is Trustee of Westcore Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

34 | November 30, 2016

Alerian Exchange Traded Funds

Trustees & Officers	November 30, 2016 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008
Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”) and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.
				33	Mr. Carter is a Trustee of ALPS Variable Investment Trust (10 funds); Principal Real Estate Income Fund (1 fund); and RiverNorth Opportunities Fund, Inc. (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

35 | November 30, 2016

Alerian Exchange Traded Funds

Trustees & Officers	November 30, 2016 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015
Erin Nelson became Senior Vice‐President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice‐President and Assistant General Counsel of ALPS Fund Services, Inc. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All‐Star Growth Fund, Inc., Liberty All‐Star Equity Fund, Principal Real Estate Income Fund, and RiverNorth Opportunities Fund, Inc.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012
Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Principal Real Estate Income Fund, Clough Funds Trust and RiverNorth Opportunities Fund, Inc.

Andrew P. Meloni, 1969	Assistant Treasurer	Since December 2016
Mr. Meloni is a Fund Controller for ALPS Fund Services, Inc. Mr. Meloni joined ALPS in 2007 and because of his position with ALPS, he is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Meloni is also Assistant Treasurer to the Liberty All‐Star Equity Fund, Liberty All‐Star Growth Fund, Inc., Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and ALPS Variable Investment Trust.

Abigail J. Murray, 1975	Secretary	Since June 2015
Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Ms. Murray is also the Secretary of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust, The Caldwell & Orkin Funds, Inc. and RiverNorth Opportunities Fund, Inc. and Assistant Secretary of Elevation ETF Trust and Principal Real Estate Income Fund.

Andrea E. Kuchli, 1985	Assistant Secretary	Since December 2015
Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of Elevation ETF Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds and RiverNorth Opportunities Fund, Inc.

Sharon Akselrod, 1974	Assistant Secretary	Since December 2016
Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013‐2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008‐2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling (toll-free) 1-877-398-8461.
36 | November 30, 2016

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent Registered Public Accounting Firm	5
Schedule of Investments	6
Statement of Assets & Liabilities	7
Statement of Operations	8
Statements of Changes In Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Additional Information	16
Board Considerations Regarding Approval of Investment Advisory Agreement	17
Trustees & Officers	18

alpsfunds.com

ALPS Equal Sector Weight ETF

Performance Overview	November 30, 2016 (Unaudited)

Investment Objective
The ALPS Equal Sector Weight ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the Bank of America Securities – Merrill Lynch Equal Sector Weight Index (the “Underlying Index”).

The Underlying Index is an index of indexes comprised in equal proportions of ten Select Sector SPDR Indexes (the “Underlying Sector Indexes”). These are the Consumer Discretionary Select Sector Index, Consumer Staples Select Sector Index, Materials Select Sector Index, Energy Select Sector Index, Technology Select Sector Index, Utilities Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Health Care Select Sector Index and Real Estate Select Sector Index. In order to track the securities in the Underlying Index, the Fund will use a “fund of funds” approach, and seek to achieve its investment objective by investing at least 90% if its total assets in the shares of Select Sector SPDR exchange-traded funds (each, an “Underlying Sector ETF” and collectively, the “Underlying Sector ETFs”) that track the Underlying Sector Indexes of which the Underlying Index is comprised.

The Underlying Index is designed to track the equally weighted performance of the Underlying Sector Indexes. Accordingly, each Underlying Index is rebalanced quarterly so that each rebalance will result in each Underlying Sector Index having an Index weight of 10% and the Underlying Sector Indexes in aggregate total to 100.0%.

Performance Overview
The ALPS Equal Sector Weight ETF (EQL), for the twelve month period ended November 30, 2016, generated a total return of 8.62%, outperforming the Fund’s Underlying Index which returned 6.43%. The Fund outperformed the S&P 500® (SPX), which returned 8.06% for the same period.

The S&P 500® was virtually flat from 11/30/15 through the end of the first calendar quarter in 2016. Fears of a global growth slowdown drove market action early on to start the year as U.S. equities pulled back more than 10%, their second correction in less than 12 months. A rebound in oil prices and continued improvement in consumer confidence helped to lead a rebound during the latter portion of the quarter. The S&P 500® returned 2.46% in Q2 2016. The majority of U.S. equities’ gains came in May as oil continued to climb and an upgrade was made to first quarter U.S. GDP growth. The UK’s in June decision to exit the European Union caused a spike in volatility and a selloff of U.S. equities, but comments from the Federal Reserve suggesting additional rises in U.S. interest rates helped allay worries and the domestic benchmark was able to hold onto its gains. During the third calendar quarter of 2016, the S&P 500® returned 3.85%. The majority of U.S. equities’ gains came in July as initial jobless claims improved and earnings growth outlook became more positive for domestic firms. Performance leveled off for the last two months of the quarter as uncertainty surrounding the U.S. election tempered optimism, and this uncertainty continued to be an anchor to U.S. equity performance through the end of October. The domestic equity markets rebounded optimistically following the U.S. election in November 2016.

Compared to the S&P 500®, the Fund experienced a moderately positive impact (0.33%) from allocation effect during the period. This impact was largely driven by outperformance related to its relative overweight to Utilities (average weight for the period of 10.93% vs. 3.30% in SPX) and a relative underweight to Health Care (average weight for the period of 10.84% vs. 14.58% in SPX). The Fund’s relative underweight allocation to Financials (average weight for the period of 10.88% vs. 15.90% in SPX) detracted from the Fund’s performance.

The best performing fund holdings for the period were the Industrials Select Sector SPDR (XLI), which increased 16.57% and the Financials Sector SPDR (XLF), which saw a gain of 15.38%. The Utilities Select Sector SPDR (XLU), which rose 13.01%, and the Energy Select Sector SPDR (XLE), which climbed 12.63%, were other top performers. The largest detractors were the Real Estate Select Sector SPDR (XLRE), which decreased 5.95% and the Health Care Select Sector SPDR (XLV), which fell 1.79%.

Looking forward we believe the Fund’s strategy of holding each of the ten sectors in the S&P 500® via the Select SPDRs can result in a diversified core holding and potential for market participation in all economic cycles through equal sector weighting.
1 | November 30, 2016

ALPS Equal Sector Weight ETF

Performance Overview	November 30, 2016 (Unaudited)

Performance (as of November 30, 2016)

	1 Year	3 Year	5 Year	Since Inception^
ALPS Equal Sector Weight ETF ‐ NAV	8.62%	8.09%	13.15%	14.58%
ALPS Equal Sector Weight ETF ‐ Market Price*	8.70%	8.09%	13.15%	14.61%
Bank of America Securities ‐ Merrill Lynch Equal Sector Weight Index	6.43%	6.06%	11.05%	12.53%
S&P 500® Total Return Index	8.06%	9.07%	14.45%	15.27%

Total Expense Ratio (per the current Prospectus) 0.52%. Net Expense Ratio (per the current Prospectus) 0.30%. Net expense ratio reflects the Adviser’s decision to contractually limit expenses until at least March 31, 2017. Please see the prospectus for additional information.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on July 6, 2009 with an Inception Date, the first day of trading on the Exchange, of July 7, 2009.

*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Bank of America Securities - Merrill Lynch Equal Sector Weight Index: a U.S. equity index comprised, in equal weights, of nine sub-indices, and is a total return index.

S&P 500®Total Return Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. One cannot invest directly in an index. Index performance does not reflect fund performance.

The ALPS Equal Sector Weight ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.
2 | November 30, 2016

ALPS Equal Sector Weight ETF

Performance Overview	November 30, 2016 (Unaudited)

The following table shows the sector weights of both the Fund and the S&P 500® as of November 30, 2016:

Sector Weighting Comparison (as of November 30, 2016)

	EQL*	S&P 500®	+/-
Financials	11.39%	14.65%	‐3.26%
Energy	10.72%	7.52%	3.20%
Industrials	10.71%	10.46%	0.25%
Materials	10.37%	2.91%	7.46%
Consumer Discretionary	10.12%	12.32%	-2.20%
Technology	9.77%	23.31%	‐13.54%
Consumer Staples	9.30%	9.26%	0.04%
Healthcare	9.26%	13.74%	-4.48%
Utilities	9.22%	3.06%	6.16%
Real Estate	9.14%	2.77%	6.37%
Total	100.00%	100.00%

Source: S&P 500®

*	% of Total Investments.

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2016)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2016

ALPS Equal Sector Weight ETF

Disclosure of Fund Expenses	November 30, 2016 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000  invested at the beginning of the (six month) period and held through November 30, 2016.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Expense Ratio(a)	Expenses Paid During Period 6/1/16 - 11/30/16(b)
ALPS Equal Sector Weight ETF
Actual	$1,000.00	$1,050.30	0.15%	$0.77
Hypothetical (5% return before expenses)	$1,000.00	$1,024.25	0.15%	$0.76

(a)	Annualized based on the Fund's most recent half-year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

4 | November 30, 2016

ALPS Equal Sector Weight ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ALPS Equal Sector Weight ETF, one of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ALPS Equal Sector Weight ETF of the ALPS ETF Trust as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
January 27, 2017
5 | November 30, 2016

ALPS Equal Sector Weight ETF

Schedule of Investments	November 30, 2016

SECURITY DESCRIPTION	SHARES	VALUE
EXCHANGE TRADED FUNDS (99.93%)
Consumer Discretionary (10.12%)
Consumer Discretionary Select Sector SPDR® Fund	173,542	$14,204,413

Consumer Staples (9.30%)
Consumer Staples Select Sector SPDR® Fund	258,093	13,054,344

Energy (10.71%)
Energy Select Sector SPDR® Fund	201,998	15,034,711

Financials (11.38%)
Financial Select Sector SPDR® Fund	709,837	15,978,431

Healthcare (9.25%)
Health Care Select Sector SPDR® Fund	188,944	12,989,900

Industrials (10.70%)
Industrial Select Sector SPDR® Fund	240,677	15,020,652

Materials (10.37%)
Materials Select Sector SPDR® Fund	291,375	14,551,267

Real Estate (9.13%)
Real Estate Select Sector SPDR® Fund	427,291	12,823,003

Technology (9.76%)
Technology Select Sector SPDR® Fund	288,598	13,708,405

Utilities (9.21%)
Utilities Select Sector SPDR® Fund	276,588	12,930,489

TOTAL EXCHANGE TRADED FUNDS (Cost $113,331,285)		140,295,615

	7 DAY YIELD	SHARES	VALUE
SHORT TERM INVESTMENTS (0.08%)
State Street Institutional Treasury Plus Money Market Fund	0.259%	111,958	111,958

TOTAL SHORT TERM INVESTMENTS (Cost $111,958)			111,958

TOTAL INVESTMENTS (100.01%) (Cost $113,443,243)			$140,407,573

NET LIABILITIES LESS OTHER ASSETS (‐0.01%)			(16,903)

NET ASSETS (100.00%)			$140,390,670

Common Abbreviations:
SPDR® - Standard & Poor's Depositary Receipts

See Notes to Financial Statements.
6 | November 30, 2016

ALPS Equal Sector Weight ETF

Statement of Assets and Liabilities	November 30, 2016

ASSETS:
Investments, at value	$140,407,573
Dividends receivable	26
Total Assets	140,407,599

LIABILITIES:
Payable to adviser	16,929
Total Liabilities	16,929
NET ASSETS	$140,390,670

NET ASSETS CONSIST OF:
Paid‐in capital	$112,851,675
Accumulated net investment income	1,130,664
Accumulated net realized loss	(555,999)
Net unrealized appreciation	26,964,330
NET ASSETS	$140,390,670

INVESTMENTS, AT COST	$113,443,243

PRICING OF SHARES
Net Assets	$140,390,670
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,350,000
Net Asset Value, offering and redemption price per share	$59.74

See Notes to Financial Statements.

7 | November 30, 2016

ALPS Equal Sector Weight ETF

Statement of Operations	For the Year Ended November 30, 2016

INVESTMENT INCOME:
Dividends	$4,205,966
Total investment income	4,205,966

EXPENSES:
Investment adviser fees	505,052
Total expenses before waiver/reimbursement	505,052
Less fees waiver/reimbursement by investment adviser	(300,301)
Net Expenses	204,751
NET INVESTMENT INCOME	4,001,215
REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	2,016,943
Net change in unrealized appreciation on investments	4,873,106
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	6,890,049
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,891,264

See Notes to Financial Statements.

8 | November 30, 2016

ALPS Equal Sector Weight ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015(a)
OPERATIONS:
Net investment income	$4,001,215	$2,761,175
Net realized gain(a)	2,016,943	7,217,464
Net change in unrealized appreciation/(depreciation)(a)	4,873,106	(9,245,175)
Net increase in net assets resulting from operations	10,891,264	733,464

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,883,195)	(2,761,711)
Total distributions	(2,883,195)	(2,761,711)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	–	22,873,159
Cost of shares redeemed	(8,024,819)	(20,123,962)
Net increase/(decrease) from share transactions	(8,024,819)	2,749,197
Net increase/(decrease) in net assets	(16,750)	720,950

NET ASSETS:
Beginning of year	140,407,420	139,686,470
End of year *	$140,390,670	$140,407,420

*Including accumulated net investment income of:	$1,130,664	$12,644

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,500,000	2,450,000
Shares sold	–	400,000
Shares redeemed	(150,000)	(350,000)
Shares outstanding, end of year	2,350,000	2,500,000

(a)
Prior to November 30, 2016, the Fund presented realized gain/loss and unrealized appreciation/depreciation by investment type. This change in presentation was made to conform to industry standards and had no effect on the Fund's change in net assets.

See Notes to Financial Statements.

9 | November 30, 2016

ALPS Equal Sector Weight ETF

Financial Highlights	For a Share Outstanding Throughout the Years Presented

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015		For the Year Ended November 30, 2014	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$56.16	$57.01		$50.11	$39.79	$35.48

INCOME FROM OPERATIONS:
Net investment income(a)	1.66	1.09		0.90	0.81	0.69
Net realized and unrealized gain/(loss)	3.11	(0.84)		6.90	10.35	4.35
Total from investment operations	4.77	0.25		7.80	11.16	5.04

DISTRIBUTIONS:
From net investment income	(1.19)	(1.10)		(0.90)	(0.84)	(0.71)
From tax return of capital	–	–		–	–	(0.02)
Total distributions	(1.19)	(1.10)		(0.90)	(0.84)	(0.73)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.58	(0.85)		6.90	10.32	4.31
NET ASSET VALUE, END OF PERIOD	$59.74	$56.16		$57.01	$50.11	$39.79
TOTAL RETURN(b)	8.62%	0.48%		15.71%	28.41%	14.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$140,391	$140,407		$139,686	$110,245	$75,592

Ratio of expenses excluding waiver/reimbursement to average net assets	0.37%	0.37%		0.37%	0.37%	0.37%
Ratio of expenses including waiver/reimbursement to average net assets	0.15%	0.21	%(c)	0.34%	0.34%	0.34%
Ratio of net investment income excluding waiver/reimbursement to average net assets	2.71%	1.78%		1.67%	1.77%	1.76%
Ratio of net investment income including waiver/reimbursement to average net assets	2.93%	1.94	%(c)	1.70%	1.80%	1.79%
Portfolio turnover rate(d)	13%	6%		3%	2%	4%

(a)	Based on average shares outstanding during the period.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices.

(c)	The effective expense ratio including waivers changed from 0.34% to 0.15% effective April 1, 2015 through March 31, 2016.
(d)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

10 | November 30, 2016

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2016

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2016, the Trust consists of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Equal Sector Weight ETF (the “Fund”). The investment objective of the Fund is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the Bank of America Securities - Merrill Lynch Equal Sector Weight Index (the “Underlying Index”). The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation
The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.
11 | November 30, 2016

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2016

B. Fair Value Measurements
The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Exchange Traded Funds, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of inputs used to value the Fund’s investments at November 30, 2016:

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$140,295,615	$–	$–	$140,295,615
Short Term Investments	111,958	–	–	111,958
TOTAL	$140,407,573	$–	$–	$140,407,573

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
12 | November 30, 2016

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2016

E. Federal Tax and Tax Basis Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2016, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/ (Loss) on Investments	Paid-in Capital
ALPS Equal Sector Weight ETF	$–	$(2,303,178)	$2,303,178

The tax character of the distributions paid during the fiscal years ended November 30, 2016 and November 30, 2015 were as follows:

Ordinary Income
November 30, 2016
ALPS Equal Sector Weight ETF	$2,883,195
November 30, 2015
ALPS Equal Sector Weight ETF	$2,761,711

As of November 30, 2016, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed net investment income	$1,130,664
Accumulated net realized loss on investments	(477,687)
Net unrealized appreciation on investments	26,886,018
Total	$27,538,995

At November 30, 2016, the Fund had available for tax purposes unused post-enactment capital loss carryforwards as follows:

Fund	Short-Term	Long-Term
ALPS Equal Sector Weight ETF	$70,503	$407,184

As of November 30, 2016, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Gross appreciation (excess of value over tax cost)	$28,771,934
Gross depreciation (excess of tax cost over value)	(1,885,916)
Net unrealized appreciation (depreciation)	26,886,018
Cost of investments for income tax purposes	$113,521,555

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

F. Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.
13 | November 30, 2016

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2016

As of and during the year ended November 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.37% of the Fund’s average daily net assets.

Effective April 1, 2016 the Adviser has agreed to waive 0.19% of its annual unitary fee payable by the Fund until at least March 31, 2017. This waiver may only be terminated by the Fund’s Board of Trustees prior to such date. Prior to April 1, 2016 the Adviser agreed to waive 0.19% of its annual unitary fee payable by the Fund through March 31, 2016.

ALPS Portfolio Solutions Distributor, Inc. (“APSD”) is both the distributor for the Fund as well as the Select Sector SPDR exchange traded funds (“Underlying Sector ETFs”) that the Fund invests in. As required by exemptive relief obtained by the Underlying Sector ETFs, the Adviser will reimburse the Fund an amount equal to the distribution fee received by APSD from the Underlying Sector ETFs attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as APSD acts as the distributor to the Fund and the Underlying Sector ETFs. Such reimbursement is generally expected to equal 0.03% annually.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2016, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Equal Sector Weight ETF	$21,287,897	$18,060,391

For the six months ended November 30, 2016 , the cost in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Equal Sector Weight ETF	$–	$8,024,870

For the year ended November 30, 2016, the ALPS Equal Sector Weight ETF had in-kind net realized gain of $2,259,267.

Gains on in-kind transactions are generally not considered taxable gains for federal income tax purposes.
14 | November 30, 2016

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2016

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.
15 | November 30, 2016

ALPS Equal Sector Weight ETF

Additional Information	November 30, 2016 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. Forms N-Q for the Fund are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2015:

	Qualified Dividend Income	Dividend Received Deduction
ALPS Equal Sector Weight ETF	100.00%	100.00%

In early 2016, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2015 via Form 1099. The Fund will notify shareholders in early 2017 of amounts paid to them by the Fund, if any, during the calendar year 2016.

LICENSING AGREEMENT

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch” or the “Licensor”) has entered into an index licensing agreement with ALPS Advisors Inc. (the “Advisor”) to allow the Advisor’s use of the Underlying Index of the ALPS Equal Sector Weight ETF (the “Fund”). The following disclosure relates to the Licensor:

The Fund is not issued, sponsored, endorsed, sold or promoted by Merrill Lynch or its affiliates (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Bank of America Securities Merrill Lynch Equal Sector Weight Index (“Index”) to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of the Fund.

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Advisor does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Advisor shall have no liability for any errors, omissions or interruptions therein. The Advisor makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Advisor makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Advisor have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.
16 | November 30, 2016

ALPS Equal Sector Weight ETF

Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2016 (Unaudited)

At an in-person meeting held on June 6, 2016, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Equal Sector Weight ETF (“EQL or “the Fund”). The Independent Trustees also met separately to consider the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement with respect to EQL, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Trustees considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Trustees reviewed information on the performance of the Fund and its benchmark. The Trustees also evaluated the correlation and tracking error between the underlying index and the Fund’s performance. Based on their review, the Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality was satisfactory.

The Trustees noted that the advisory fee for the Fund was a unitary fee pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Trustees noted the following:

The Fund’s net advisory fee rate was slightly below the median of its Broadridge expense group and the Fund’s expense ratio is at the median of its Broadridge expense group.

Based on the foregoing, and the other information available to them, the Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Trustees also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund. The Trustees reviewed and noted the relatively small size of the Fund and concluded that AAI was not realizing any economies of scale. The Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to renew the Investment Advisory Agreement, the Trustees concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.
17 | November 30, 2016

ALPS Equal Sector Weight ETF

Trustees & Officers	November 30, 2016 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/ Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	44	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	46
Mr. Deems is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (31 funds); and Reaves Utility Income Fund (1 fund); Clough Funds Trust (1 fund) and Elevation ETF Trust (2 fund).

Rick A. Pederson, 1952	Trustee	Since March 2008
Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 - present; Advisor, The Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983 - 2013; Advisory Board Member, Neenan Company (construction services) 2002 - present; Board Member, Prosci Inc. (private business services) 2013 - 2016; Board Member, Citywide Banks (Colorado community bank) 2014 - present; Board Member, Strong-Bridge Consulting (management consulting) 2015 - present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for-profit-organization), 2012 - 2015; Board Member, History Colorado, 2015 - present.
				22	Mr. Pederson is Trustee of Westcore Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.
18 | November 30, 2016

ALPS Equal Sector Weight ETF

Trustees & Officers	November 30, 2016 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008
Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”) and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.
				33	Mr. Carter is a Trustee of ALPS Variable Investment Trust (10 funds); Principal Real Estate Income Fund (1 fund); and RiverNorth Opportunities Fund, Inc. (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

19 | November 30, 2016

ALPS Equal Sector Weight ETF

Trustees & Officers	November 30, 2016 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015
Erin Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS Fund Services, Inc. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Principal Real Estate Income Fund, and RiverNorth Opportunities Fund, Inc.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012
Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Principal Real Estate Income Fund, Clough Funds Trust and RiverNorth Opportunities Fund, Inc.

Andrew P. Meloni, 1969	Assistant Treasurer	Since December 2016
Mr. Meloni is a Fund Controller for ALPS Fund Services, Inc. Mr. Meloni joined ALPS in 2007 and because of his position with ALPS, he is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Meloni is also Assistant Treasurer to the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and ALPS Variable Investment Trust.

Abigail J. Murray, 1975	Secretary	Since June 2015
Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Ms. Murray is also the Secretary of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust, The Caldwell & Orkin Funds, Inc. and RiverNorth Opportunities Fund, Inc. and Assistant Secretary of Elevation ETF Trust and Principal Real Estate Income Fund.

Andrea E. Kuchli, 1985	Assistant Secretary	Since December 2015
Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of Elevation ETF Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds and RiverNorth Opportunities Fund, Inc.

Sharon Akselrod, 1974	Assistant Secretary	Since December 2016
Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.
20 | November 30, 2016

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent Registered Public Accounting Firm	5
Schedule of Investments	6
Statement of Assets & Liabilities	9
Statement of Operations	10
Statements of Changes In Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Additional Information	19
Board Considerations Regarding Approval of Investment Advisory Agreement	20
Trustees & Officers	21

alpsfunds.com

ALPS Medical Breakthroughs ETF

Performance Overview	November 30, 2016 (Unaudited)

Investment Objective
ALPS Medical Breakthroughs  ETF (the “Fund”) employs a “passive management” – or indexing – investment  approach designed to seek investment results that correspond (before fees and expenses) generally to the performance of the Poliwogg Medical Breakthroughs Index℠  (the “Underlying Index”).

The Underlying Index is comprised of small‐ and mid‐cap stocks of biotechnology and pharmaceutical companies that have one or more drugs in either Phase II or Phase III U.S. Food and Drug Administration ("FDA") clinical trials. In a Phase II trial, the drug is administered to a group of 100‐300 people to see if it is effective and to evaluate its safety. In a Phase III trial, the drug is given to a larger group, between 500‐3,000 people, to confirm its effectiveness, monitor side effects, compare it to commonly used treatments and collect information that will allow the drug or treatment to be used safely. Stocks selected for inclusion in the Underlying Index must be listed on a U.S. stock exchange. Underlying Index constituents must have a market capitalization of no less than $200 million and no more than $5 billion. Stocks included in the Underlying Index must also sustain an average daily trading volume in excess of $1 million for the 90‐day period preceding an Underlying Index reconstitution. Constituents must be able to sustain the monthly rates at which they use shareholder capital ("cash burn rates") for at least 24 months. The Underlying Index is reconstituted semi‐annually on the third Fridays of June and December.

Performance Overview
ALPS Medical Breakthroughs ETF (SBIO), for the one year period ended November 30, 2016, generated a total return of ‐25.04%, in‐line with Poliwogg Medical Breakthroughs Index℠ the Fund’s underlying index (“Underlying Index”), which returned ‐24.73%. The fund underperformed the broad market, as the S&P 500®returned 8.06%, and was also moderately outpaced by the Nasdaq Biotechnology Index (“NBI”), which lost 17.77% for the same period.

Looking at the macro environment of the biotechnology and pharmaceutical space, returns pulled back for the majority of the period on concerns over alleged pricing abuses in a small number of drugs, concerns over the greater impact of political policy and heightened regulation within the space, and collective macro concerns for the healthcare sector. The space rallied in November 2016 following the U.S. election on optimism over the level of regulation within the drug pricing market.

The Fund’s underperformance was driven by negative impacts from allocation effect, as its relative overweight allocations to mid and small‐cap stocks (average weights for the period of 42.16% vs. 11.74% and 52.60% vs. 16.18%, respectively, in NBI) detracted 7.07% from the Fund’s performance relative to its peer benchmark.

The best performing stocks in the Fund for the period were Exelixis Inc. (EXEL), which increased 122.63% and XBiotech Inc. (XBIT), which saw a gain of 113.92%. Ionis Pharmaceuticals Inc. (IONS), which rose 94.84%, and Eagle Pharmaceuticals Inc. (EGRX), which climbed 76.37%, were other top performers. The largest detractors were Pronai Therapeutics Inc. (DNAI), which decreased 90.88%, Chimerix Inc. (CMRX), which fell 87.90%, and Chiasma Inc. (CHMA), which lost 87.08%.

Due to the high failure rate of companies within the space, the non‐traditional metrics used to evaluate biotech companies, volatility, and specialized knowledge required to succeed in the space, biotechnology is a difficult industry for stock pickers. This environment makes a passive strategy attractive, as it provides a diversified, rules‐ based access vehicle for those looking to gain exposure to the biotechnology space, while seeking to reduce single stock risk. SBIO and its Underlying Index focus on innovation, seeking to capture research and development opportunities in the biotechnology and pharmaceutical industries. Looking forward we believe the Fund’s strategy of providing exposure to small‐ and mid‐cap biotechnology and pharmaceutical companies that have one or more drugs in either Phase II or Phase III FDA clinical trials can provide potential alpha and pure‐play exposure to the biotech space.
1 | November 30, 2016

ALPS Medical Breakthroughs ETF

Performance Overview	November 30, 2016 (Unaudited)

Growth Of $10,000 (as of November 30, 2016)
Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance (as of November 30, 2016)

	1 Year	Since Inception^
ALPS Medical Breakthroughs ETF ‐ NAV	‐25.04%	‐1.02%
ALPS Medical Breakthroughs ETF ‐ Market Price*	‐25.04%	-1.02%
Poliwogg Medical Breakthroughs Total Return Index	‐24.73%	‐0.56%
NASDAQ Biotechnology Total Return Index	‐17.77%	‐5.03%

Total Expense Ratio (per the current prospectus) 0.50%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.844.234.5852.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced investment operations on December 31, 2014.
*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

2 | November 30, 2016

ALPS Medical Breakthroughs ETF

Performance Overview	November 30, 2016 (Unaudited)

NASDAQ Biotechnology Total Return Index (Ticker: NBI) is a modified market capitalization-weighted index designed to measure the performance of the all NASDAQ stocks in the biotechnology sector. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

Poliwogg Medical Breakthroughs Total Return Index is designed to capture research and development opportunities in the pharmaceutical industry. PMBI consists of small-cap and mid-cap pharmaceutical and biotechnology stocks listed on U.S. stock exchanges that have one or more drugs in either Phase II or Phase III U.S. FDA clinical trials. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

One cannot invest directly in an index. Index performance does not reflect fund performance.

Companies in the pharmaceuticals and biotechnology industry may be subject to extensive litigation based on product liability and similar claims. Legislation introduced or considered by certain governments on such industries or on the healthcare sector cannot be predicted.

Companies in the pharmaceuticals industry are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The profitability of some companies in the pharmaceuticals industry may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the pharmaceuticals industry are subject to government approvals, regulation and reimbursement rates. The process of obtaining government approvals may be long and costly. Many companies in the pharmaceuticals industry are heavily dependent on patents and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

The development of new drugs generally has a high failure rate, and such failures may negatively impact the stock price of the company developing the failed drug. Biotechnology companies may have persistent losses during a new product’s transition from development to production. In order to fund operations, biotechnology companies may require financing from the capital markets, which may not always be available on satisfactory terms or at all.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Medical Breakthroughs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Medical Breakthroughs ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with S-Network Global Indexes, Inc.

Top Ten Holdings* (as of November 30, 2016)

Ionis Pharmaceuticals, Inc.	5.41%
Neurocrine Biosciences, Inc.	4.12%
Exelixis, Inc.	3.99%
Endo International Plc	3.65%
ACADIA Pharmaceuticals, Inc.	3.31%
Horizon Pharma Plc	3.26%
Ultragenyx Pharmaceutical, Inc.	3.16%
Catalent, Inc.	3.05%
Galapagos NV, Sponsored ADR	2.79%
Akorn, Inc.	2.74%
Total % of Top 10 Holdings	35.48%

*	% of Total Investments

Future holdings are subject to change.
Sector Allocation* (as of November 30, 2016)

3 | November 30, 2016

ALPS Medical Breakthroughs ETF

Disclosure of Fund Expenses	November 30, 2016 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2016.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Expense Ratio(a)	Expenses Paid During Period 6/1/16 - 11/30/16(b)
ALPS Medical Breakthroughs ETF
Actual	$1,000.00	$952.30	0.50%	$2.44
Hypothetical (5% return before expenses)	$1,000.00	$1,022.50	0.50%	$2.53

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

4 | November 30, 2016

ALPS Medical Breakthroughs ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ALPS Medical Breakthroughs ETF, one of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period December 31, 2014 (commencement of operations) to November 30, 2015. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ALPS Medical Breakthroughs ETF of the ALPS ETF Trust as of November 30, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period December 31, 2014 (commencement of operations) to November 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
January 27, 2017
5 | November 30, 2016

ALPS Medical Breakthroughs ETF

Schedule of Investments	November 30, 2016

Security Description	Shares	Value
COMMON STOCKS (99.97%)
Biotechnology (59.94%)
ACADIA Pharmaceuticals, Inc.(a)(b)	144,933	$3,911,742
Acceleron Pharma, Inc.(b)	45,505	1,533,063
Achillion Pharmaceuticals, Inc.(b)	165,430	684,880
Acorda Therapeutics, Inc.(b)	55,842	1,161,514
Adamas Pharmaceuticals, Inc.(a)(b)	26,330	394,950
Aduro Biotech, Inc.(a)(b)	78,298	892,597
Advanced Accelerator Applications SA, ADR(b)	47,540	1,390,545
Akebia Therapeutics, Inc.(b)	45,646	393,012
Alder Biopharmaceuticals, Inc.(b)	60,740	1,430,427
AMAG Pharmaceuticals, Inc.(b)	41,336	1,372,355
Applied Genetic Technologies Corp.(b)	21,657	199,244
Ardelyx, Inc.(a)(b)	57,187	846,368
Atara Biotherapeutics, Inc.(b)	34,593	686,671
Bluebird Bio, Inc.(a)(b)	44,987	2,714,966
Celldex Therapeutics, Inc.(a)(b)	120,727	459,970
Chimerix, Inc.(b)	55,488	271,336
Clovis Oncology, Inc.(a)(b)	46,599	1,596,948
Emergent BioSolutions, Inc.(b)	48,967	1,310,357
Enanta Pharmaceuticals, Inc.(b)	22,858	718,656
Epizyme, Inc.(b)	70,147	778,632
Exelixis, Inc.(b)	278,773	4,716,839
FibroGen, Inc.(b)	75,996	1,683,311
Five Prime Therapeutics, Inc.(b)	34,306	1,973,281
Halozyme Therapeutics, Inc.(b)	156,635	1,849,859
Infinity Pharmaceuticals, Inc.(b)	59,545	69,072
Insmed, Inc.(b)	74,893	1,022,289
Intercept Pharmaceuticals, Inc.(a)(b)	29,927	3,026,218
Ionis Pharmaceuticals, Inc.(b)	146,354	6,404,451
Juno Therapeutics, Inc.(a)(b)	128,030	2,567,002
Kite Pharma, Inc.(a)(b)	60,027	3,057,175
Ligand Pharmaceuticals, Inc.(b)	25,239	2,634,952
Loxo Oncology, Inc.(a)(b)	26,010	716,836
MacroGenics, Inc.(b)	42,039	1,090,071
Neurocrine Biosciences, Inc.(b)	105,001	4,877,296
OncoMed Pharmaceuticals, Inc.(b)	43,089	365,826
Ophthotech Corp.(b)	43,077	1,320,310
Otonomy, Inc.(b)	36,222	615,774
PDL BioPharma, Inc.	200,363	438,795
Portola Pharmaceuticals, Inc.(b)	68,384	1,230,228
Pronai Therapeutics, Inc.(a)(b)	36,230	48,186
PTC Therapeutics, Inc.(a)(b)	41,122	458,099
Sage Therapeutics, Inc.(b)	38,846	1,946,573
Spark Therapeutics, Inc.(a)(b)	37,062	2,038,781
Syndax Pharmaceuticals, Inc.(b)	21,349	206,658
Ultragenyx Pharmaceutical, Inc.(a)(b)	47,731	3,736,860
Zafgen, Inc.(b)	32,814	110,911
Total Biotechnology		70,953,886

Pharmaceuticals (40.03%)
Aerie Pharmaceuticals, Inc.(b)	33,761	1,254,221
Agios Pharmaceuticals, Inc.(a)(b)	46,048	2,680,454
Aimmune Therapeutics, Inc.(a)(b)	51,141	1,160,901
Akorn, Inc.(b)	152,539	3,236,878
6 | November 30, 2016

ALPS Medical Breakthroughs ETF

Schedule of Investments	November 30, 2016

Security Description	Shares	Value
Pharmaceuticals (40.03%) (continued)
Aralez Pharmaceuticals, Inc.(b)	76,798	$390,134
Axovant Sciences, Ltd.(a)(b)	120,018	1,623,844
Catalent, Inc.(b)	150,981	3,612,975
Concert Pharmaceuticals, Inc.(b)	26,688	241,260
DBV Technologies SA, Sponsored ADR(b)	58,349	2,130,905
Depomed, Inc.(b)	74,273	1,418,614
Eagle Pharmaceuticals, Inc.(a)(b)	18,925	1,494,318
Endo International Plc(b)	269,624	4,316,680
Flexion Therapeutics, Inc.(b)	33,309	549,598
Galapagos NV, Sponsored ADR(b)	55,810	3,299,487
Horizon Pharma Plc(b)	194,751	3,856,070
Immune Design Corp.(b)	24,226	178,061
Impax Laboratories, Inc.(b)	89,394	1,291,743
Inotek Pharmaceuticals Corp.(a)(b)	32,334	206,938
Ironwood Pharmaceuticals, Inc.(b)	157,262	2,454,074
Lannett Co., Inc.(a)(b)	44,650	1,022,485
MediciNova, Inc.(a)(b)	41,388	292,613
Neuroderm, Ltd.(b)	25,996	423,735
Ocular Therapeutix, Inc.(a)(b)	29,801	276,851
Pacira Pharmaceuticals, Inc.(b)	45,121	1,437,104
Radius Health, Inc.(b)	52,146	2,775,210
Regulus Therapeutics, Inc.(a)(b)	63,425	155,391
Revance Therapeutics, Inc.(a)(b)	34,201	572,867
SciClone Pharmaceuticals, Inc.(b)	59,961	596,612
Seres Therapeutics, Inc.(a)(b)	48,362	483,136
Sucampo Pharmaceuticals, Inc., Class A(b)	55,459	901,209
Supernus Pharmaceuticals, Inc.(b)	59,922	1,291,319
TherapeuticsMD, Inc.(a)(b)	237,821	1,412,657
Trevena, Inc.(b)	62,654	343,344
Total Pharmaceuticals		47,381,688

TOTAL COMMON STOCKS (Cost $151,238,977)		118,335,574

RIGHTS (0.00%)(c)
Biotechnology (0.00%)(c)
Dyax Corp. - CVR (Expiring 12/31/2019)(b)	170,016	1,700
Prosensa Holding NV - CVR (Expiring 02/15/2017)(b)	3,423	3,081
Total Biotechnology		4,781

TOTAL RIGHTS (Cost $3,697)		4,781

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (12.98%)
Money Market Fund (0.06%)
State Street Institutional Treasury Plus Money Market Fund (Cost $65,768)	0.259%	65,768	65,768

Investments Purchased with Collateral from Securities Loaned (12.92%)
State Street Navigator Securities Lending Prime Portfolio, 0.26% (Cost $15,293,632)		15,293,632	15,293,632
7 | November 30, 2016

ALPS Medical Breakthroughs ETF

Schedule of Investments	November 30, 2016

Value

TOTAL SHORT TERM INVESTMENTS (Cost $15,359,400)	$15,359,400

TOTAL INVESTMENTS (112.95%) (Cost $166,602,074)	$133,699,755

NET LIABILITIES LESS OTHER ASSETS (-12.95%)	(15,329,845)

NET ASSETS (100.00%)	$118,369,909

(a)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $21,723,246.
(b)	Non-income producing security.
(c)	Less than 0.005% of Net Assets.

See Notes to Financial Statements.

8 | November 30, 2016

ALPS Medical Breakthroughs ETF

Statement of Assets and Liabilities	November 30, 2016

ASSETS:
Investments, at value	$133,699,755
Dividends receivable	12,801
Total Assets	133,712,556

LIABILITIES:
Payable to adviser	49,015
Payable for collateral upon return of securities loaned	15,293,632
Total Liabilities	15,342,647
NET ASSETS	$118,369,909

NET ASSETS CONSIST OF:
Paid-in capital	$180,593,589
Accumulated net investment loss	(510,556)
Accumulated net realized loss	(28,810,805)
Net unrealized depreciation	(32,902,319)
NET ASSETS	$118,369,909

INVESTMENTS, AT COST	$166,602,074

PRICING OF SHARES
Net Assets	$118,369,909
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	4,900,000
Net Asset Value, offering and redemption price per share	$24.16

See Notes to Financial Statements.

9 | November 30, 2016

ALPS Medical Breakthroughs ETF

Statement of Operations	For the Year Ended November 30, 2016

INVESTMENT INCOME:
Dividends	$62,260
Securities Lending Income	87,049
Total Investment Income	149,309

EXPENSES:
Investment adviser fees	629,356
Total Expenses	629,356
NET INVESTMENT LOSS	(480,047)

REALIZED AND UNREALIZED LOSS
Net realized loss on investments	(30,798,551)
Net change in unrealized depreciation on investments	(12,050,766)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(42,849,317)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(43,329,364)

See Notes to Financial Statements.

10 | November 30, 2016

ALPS Medical Breakthroughs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2016	For the Period December 31, 2014 (Commencement of Operations) to November 30, 2015(a)
OPERATIONS:
Net investment loss	$(480,047)	$(392,292)
Net realized gain/(loss)(a)	(30,798,551)	11,016,697
Net change in unrealized depreciation(a)	(12,050,766)	(20,851,553)
Net decrease in net assets resulting from operations	(43,329,364)	(10,227,148)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	38,083,584	233,745,688
Cost of shares redeemed	(47,208,086)	(52,694,765)
Net increase/(decrease) from capital share transactions	(9,124,502)	181,050,923
Net increase/(decrease) in net assets	(52,453,866)	170,823,775

NET ASSETS:
Beginning of year	170,823,775	–
End of year *	$118,369,909	$170,823,775

*Including accumulated net investment loss of:	$(510,556)	$(392,292)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	5,300,000	–
Shares sold	1,550,000	6,900,002
Shares redeemed	(1,950,000)	(1,600,002)
Shares outstanding, end of period	4,900,000	5,300,000

(a)
Prior to November 30, 2016, the Fund presented realized gain/loss and unrealized appreciation/depreciation by investment type. This change in presentation was made to conform to industry standards and had no effect on the Fund's change in net assets.

See Notes to Financial Statements.

11 | November 30, 2016

ALPS Medical Breakthroughs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2016	For the Period December 31, 2014 (Commencement of Operations) to November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$32.23	$24.64

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (a)	(0.09)	(0.13)
Net realized and unrealized gain/(loss)	(7.98)	7.72
Total from investment operations	(8.07)	7.59

Net increase/(decrease) in net asset value	(8.07)	7.59
NET ASSET VALUE, END OF PERIOD	$24.16	$32.23
TOTAL RETURN(b)	(25.04)%	30.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$118,370	$170,824

Ratio of expenses to average net assets	0.50%	0.50	%(c)
Ratio of net investment loss to average net assets	(0.38)%	(0.42	)%(c)
Portfolio turnover rate(d)	62%	25%

(a)	Based on average shares outstanding during the period.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

12 | November 30, 2016

ALPS Medical Breakthroughs ETF

Notes to Financial Statements	November 30, 2016

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2016, the Trust consisted of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Medical Breakthroughs ETF (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally, before fees and expenses, to the performance of the Poliwogg Medical Breakthroughs IndexSM(the “Underlying Index”). The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation
The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.
13 | November 30, 2016

ALPS Medical Breakthroughs ETF

Notes to Financial Statements	November 30, 2016

B. Fair Value Measurements
The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2016:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$118,335,574	$–	$–	$118,335,574
Rights*	–	4,781	–	4,781
Short Term Investments
Money Market Fund	65,768	–	–	65,768
Investments Purchased with Collateral from Securities Loaned	15,293,632	–	–	15,293,632
TOTAL	$133,694,974	$4,781	$–	$133,699,755

*	For a detailed industry breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

C. Other Risks
Equity Risk: A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

14 | November 30, 2016

ALPS Medical Breakthroughs ETF

Notes to Financial Statements	November 30, 2016

Small- and Mid- Capitalization Company Risk: Investments in securities of small and mid-capitalization companies are subject to the risks of common stocks. Investments in smaller companies may involve greater risks because these companies generally have a limited track record. Smaller companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Concentration Risk: The Fund seeks to track the Underlying Index, which itself currently is concentrated in the pharmaceuticals and biotechnology industries and may have concentration in certain other industries or sectors, as well as regions, economies or markets. Underperformance or increased risk in such other concentrated areas may result in underperformance or increased risk in the Fund.

Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses  not applicable to the Underlying Index, and incurs costs in buying and selling  securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions. Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

D. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

E. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

F. Federal Tax and Tax Basis Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2016, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
ALPS Medical Breakthroughs ETF	$(3,880,465)	$361,783	$3,518,682

Included in the amounts reclassified was a net operating loss offset to PIC of $312,616.

15 | November 30, 2016

ALPS Medical Breakthroughs ETF

Notes to Financial Statements	November 30, 2016

There were no distributions paid for the years ended November 30, 2015 and November 30, 2016.

As of November 30, 2016, the components of distributable earnings on a tax basis for the Fund were as follows:

ALPS Medical Breakthroughs ETF
Accumulated net realized loss on investments	$(27,532,124)
Net unrealized depreciation on investments	(34,242,193)
Other accumulated losses	(449,363)
Total	$(62,223,680)

At November 30, 2016, the Fund’s post-enactment capital losses deferred to the next tax year were as follows:

Fund	Short-Term	Long-Term
ALPS Medical Breakthroughs ETF	$26,933,506	$598,618

The Fund elected to defer to the period ending November 30, 2017, late year ordinary losses in the amount of $449,363.

As of November 30, 2016, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

ALPS Medical Breakthroughs ETF
Gross appreciation (excess of value over tax cost)	$10,702,454
Gross depreciation (excess of tax cost over value)	(44,944,647)
Net unrealized appreciation (depreciation)	$(34,242,193)
Cost of investments for income tax purposes	$167,941,948

The differences between book-basis and tax-basis are primarily due to Passive Foreign Investment Company (“PFIC”) adjustments and the deferral of losses due to wash sales.

G. Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

H. Lending of Portfolio Securities
The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

16 | November 30, 2016

ALPS Medical Breakthroughs ETF

Notes to Financial Statements	November 30, 2016

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2016:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Medical Breakthroughs ETF	$21,723,246	$15,293,632	$7,668,624	$22,962,256

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2016:

ALPS Medical Breakthroughs ETF		Remaining contractual maturity of the lending agreement
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$15,293,632	$–	$–	$–	$15,293,632
Total Borrowings					15,293,632
Gross amount of recognized liabilities for securities lending (collateral received)					$15,293,632

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.50% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the licensing fees to the Index provider, the cost of transfer  agency, custody, fund administration, legal, audit, independent trustees and other services,  except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

17 | November 30, 2016

ALPS Medical Breakthroughs ETF

Notes to Financial Statements	November 30, 2016

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2016, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
ALPS Medical Breakthroughs ETF	$79,380,045	$79,201,508

For the year ended November 30, 2016, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Medical Breakthroughs ETF	$38,084,232	$47,774,229

For the year ended November 30, 2016, the ALPS Medical Breakthroughs ETF had in-kind net realized loss of $1,646,810.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

18 | November 30, 2016

ALPS Medical Breakthroughs ETF

Additional Information	November 30, 2016 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. Forms N-Q for the Fund are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

LICENSING AGREEMENT

The Poliwogg Medical Breakthroughs IndexSMis a service mark of S-Network Global Indexes, Inc. and has been licensed for use by ALPS Advisors, Inc. The ALPS Medical Breakthroughs ETF is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc. and S-Network Global Indexes, Inc. makes no representation regarding the advisability of investing in the ALPS Medical Breakthroughs ETF.

The ALPS Medical Breakthroughs ETF is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of the ALPS Medical Breakthroughs ETF or any member of the public regarding the advisability of investing in securities generally or in the ALPS Medical Breakthroughs ETF particularly or the ability of the Poliwogg Medical Breakthroughs IndexSMto track general stock market performance. S&P’s and its third party licensor’s only relationship to S-Network Global Indexes, LLC is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Poliwogg Medical Breakthroughs IndexSM. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the ALPS Medical Breakthroughs ETF or the timing of the issuance or sale of the ALPS Medical Breakthroughs ETF or in the determination or calculation of the equation by which the ALPS Medical Breakthroughs ETF is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the ALPS Medical Breakthroughs ETF.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE POLIWOGG MEDICAL BREAKTHROUGHS INDEXSMOR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s®, and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by S-Network Global Indexes, LLC.

The Adviser does not guarantee the accuracy and/or the completeness of either Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of either Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to either Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of either Underlying Index even if notified of the possibility of such damages.

19 | November 30, 2016

ALPS Medical Breakthroughs ETF

Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2016 (Unaudited)

At an in-person meeting held on June 6, 2016, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Medical Breakthroughs  ETF (“SBIO” or “the Fund”). The Independent Trustees also met separately to consider the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement with respect to SBIO, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Trustees considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Trustees reviewed information on the performance of the Fund and its benchmark. The Trustees also evaluated the correlation and tracking error between the underlying index and the Fund’s performance. Based on their review, the Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality was satisfactory.

The Trustees noted that the advisory fee for the Fund was a unitary fee pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Trustees noted the following: The net advisory fee rate for the Fund is higher than the median of its Broadridge expense group and the Fund’s expense ratio is slightly above the median of its Broadridge expense group.

Based on the foregoing, and the other information available to them, the Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Trustees also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund. The Trustees reviewed and noted the relatively small sizes of the Fund and concluded that AAI was not realizing any economies of scale. The Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to renew the Investment Advisory Agreement, the Trustees concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.
20 | November 30, 2016

ALPS Medical Breakthroughs ETF

Trustees & Officers	November 30, 2016 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non‐interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/ Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	44	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co‐Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co‐Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	46
Mr. Deems is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (31 funds); and Reaves Utility Income Fund (1 fund); Clough Funds Trust (1 fund) and Elevation ETF Trust (2 fund).

Rick A. Pederson, 1952	Trustee	Since March 2008
Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 ‐ present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 ‐ present; Advisor, The Pauls Corporation (real estate investment management and development), 2008 ‐ present; Chairman, Ross Consulting Group (real estate consulting services) 1983 ‐ 2013; Advisory Board Member, Neenan Company (construction services) 2002 ‐ present; Board Member, Prosci Inc. (private business services) 2013 ‐ 2016; Board Member, Citywide Banks (Colorado community bank) 2014 ‐ present; Board Member, Strong‐Bridge Consulting (management consulting) 2015 ‐ present; Director, National Western Stock Show (not‐for‐profit organization); Director, Biennial of the Americas (not‐for‐profit‐organization), 2012 ‐ 2015; Board Member, History Colorado, 2015 ‐ present.
				22	Mr. Pederson is Trustee of Westcore Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

21 | November 30, 2016

ALPS Medical Breakthroughs ETF

Trustees & Officers	November 30, 2016 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008
Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”) and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.
				33	Mr. Carter is a Trustee of ALPS Variable Investment Trust (10 funds); Principal Real Estate Income Fund (1 fund); and RiverNorth Opportunities Fund, Inc. (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

22 | November 30, 2016

ALPS Medical Breakthroughs ETF

Trustees & Officers	November 30, 2016 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015
Erin Nelson became Senior Vice‐President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice‐President and Assistant General Counsel of ALPS Fund Services, Inc. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All‐Star Growth Fund, Inc., Liberty All‐ Star Equity Fund, Principal Real Estate Income Fund, and RiverNorth Opportunities Fund, Inc.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012
Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Principal Real Estate Income Fund, Clough Funds Trust and RiverNorth Opportunities Fund, Inc.

Andrew P. Meloni, 1969	Assistant Treasurer	Since December 2016
Mr. Meloni is a Fund Controller for ALPS Fund Services, Inc. Mr. Meloni joined ALPS in 2007 and because of his position with ALPS, he is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Meloni is also Assistant Treasurer to the Liberty All‐Star Equity Fund, Liberty All‐Star Growth Fund, Inc., Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and ALPS Variable Investment Trust.

Abigail J. Murray, 1975	Secretary	Since June 2015
Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Ms. Murray is also the Secretary of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust, The Caldwell & Orkin Funds, Inc. and RiverNorth Opportunities Fund, Inc. and Assistant Secretary of Elevation ETF Trust and Principal Real Estate Income Fund.

Andrea E. Kuchli, 1985	Assistant Secretary	Since December 2015
Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of Elevation ETF Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds and RiverNorth Opportunities Fund, Inc.

Sharon Akselrod, 1974	Assistant Secretary	Since December 2016
Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013‐2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008‐2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling (toll-free) 1-844-234-5852.
23 | November 30, 2016

# ANNUAL REPORT
*November 30, 2016*

ALPS Sector Dividend Dogs ETF (NYSE ARCA: SDOG)
ALPS International Sector Dividend Dogs ETF (NYSE ARCA: IDOG)
ALPS Emerging Sector Dividend Dogs ETF (NYSE ARCA: EDOG)

***An ALPS Advisors Solution***

ALPS
A DST Company

Performance Overview	1
Disclosure of Fund Expenses	10
Report of Independent Registered Public Accounting Firm	11
Schedules of Investments	12
Statements of Assets and Liabilities	17
Statements of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	22
Notes to Financial Statements	25
Additional Information	31
Board Considerations Regarding Approval of Investment Advisory Agreements	33
Trustees & Officers	34

alpsfunds.com

ALPS Sector Dividend Dogs ETF

Performance Overview	November 30, 2016 (Unaudited)

Investment Objective
The ALPS Sector Dividend Dogs  ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index (the “Underlying Index”). The Shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol SDOG. The Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index.

The Underlying Index is a rules based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S&P 500® (“SPX”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the ten Global Industry Classification Standard (“GICS”) sectors that make up the S&P 500® which offer the highest dividend yields.

Performance Overview
The Fund, for the twelve month period ended November 30, 2016, generated a total return of 20.86%, in-line with the Fund’s Underlying Index, which returned 21.52%. The Fund outperformed the S&P 500® (SPX), which returned 8.06% for the same period.

The trailing twelve month yield for the Fund’s underlying constituents as of 11/30/2016 was 3.79% vs. 2.12% for the S&P 500®.

The S&P 500® was virtually flat from 11/30/15 through the end of the first calendar quarter in 2016. Fears of a global growth slowdown drove market action early on to start the year as U.S. equities pulled back more than 10%, their second correction in less than 12 months. A rebound in oil prices and continued improvement in consumer confidence helped to lead a rebound during the latter portion of the quarter. The S&P 500® returned 2.46% in Q2 2016. The majority of U.S. equities’ gains came in May as oil continued to climb and an upgrade was made to first quarter U.S. GDP growth. The UK’s decision to exit the European Union in June caused a spike in volatility and a selloff of U.S. equities, but comments from the Federal Reserve suggesting additional rises in U.S. interest rates helped allay worries and the domestic benchmark was able to hold onto its gains. During the third calendar quarter of 2016, the S&P 500® returned 3.85%. The majority of U.S. equities’ gains came in July as initial jobless claims improved and the earnings growth outlook became more positive for domestic firms. Performance leveled off for the last two months of the quarter  as  uncertainty  surrounding  the  U.S.  election  tempered  optimism,  and  this  uncertainty  continued  to  be  an  anchor  to  U.S.  equity performance through the end of October. The domestic equity markets rebounded optimistically following the U.S. election in November 2016.

Compared to the S&P 500®, the Fund saw a moderate positive impact (+2.41%) from sector allocation effect for the period. This was largely driven by relative over-weights resulting from the equal sector weight strategy in Utilities (average weight for the period of 10.34% vs. 3.30% in SPX) and Telecommunication Services (average weight for the period of 8.08% vs. 2.66% in SPX). The Fund also saw a strong positive impact (+11.05%) from selection  effect,  as  the  constituents  in  Consumer  Discretionary,  Information  Technology,  and  Health  Care  outperformed.  The  Fund’s Telecommunication Services holdings were the only detractors from a selection effect standpoint for the period.

The best performing stocks in the Fund for the period were Oneok Inc. (OKE), which increased 99.58% and Spectra Energy Corp. (SE), which saw a gain of 95.63%. Cummins Inc. (CMI), which rose 72.20%, and Wynn Resorts Ltd. (WYNN), which climbed 64.56%, were other top performers. The largest  detractors were Ensco PLC (ESV), which decreased 39.17%, Pitney Bowes Inc. (PBI),  which fell 30.62%, and Staples Inc. (SPLS), which  lost 21.96%.

Looking forward we believe the Fund’s strategy of annually selecting the five highest yielding securities in each of the ten sectors in the S&P 500® will provide meaningfully higher yield relative to the S&P 500®, potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to their sector peers.

Performance (as of November 30, 2016)

	1 Year	3 Year	Since Inception^
ALPS Sector Dividend Dogs ETF – NAV	20.86%	11.64%	16.68%
ALPS Sector Dividend Dogs ETF – Market Price*	20.85%	11.65%	16.70%
S-Network® Sector Dividend Dogs TR Index	21.52%	12.19%	17.25%
S&P 500® Total Return Index	8.06%	9.07%	13.86%

Total Expense Ratio (per the current prospectus) 0.40%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

1 | November 30, 2016

ALPS Sector Dividend Dogs ETF

Performance Overview	November 30, 2016 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was June 29, 2012.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The S-Network® Sector Dividend Dogs Index is designed to serve as a fair, impartial and transparent measure of the performance of US large cap equities with above average dividend yields. The Underlying Index is a portfolio of fifty stocks derived from the S&P 500® Index. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period.

The S&P 500® Total Return Index is an index of 500 stocks chosen for market size, liquidity and industry grouping among other factors.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes.  One cannot invest directly in an index. Index performance does not reflect fund performance.

The ALPS Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject  to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.
2 | November 30, 2016

ALPS Sector Dividend Dogs ETF

Performance Overview	November 30, 2016 (Unaudited)

Top 10 Holdings* (as of November 30, 2016)

Nucor Corp.	2.63%
MetLife, Inc.	2.48%
Cummins, Inc.	2.41%
Navient Corp.	2.40%
LyondellBasell Industries NV, Class A	2.35%
Caterpillar, Inc.	2.35%
People's United Financial, Inc.	2.31%
ConocoPhillips	2.28%
National Oilwell Varco, Inc.	2.23%
QUALCOMM, Inc.	2.23%
Total % of Top 10 Holdings	23.67%

*	% of Total Investments.

Future holdings are subject to change.
Sector Allocation* (as of November 30, 2016)

Financials	11.23%
Materials	11.16%
Industrials	10.62%
Energy	10.62%
Information Technology	10.58%
Consumer Discretionary	10.09%
Consumer Staples	9.55%
Health Care	9.51%
Utilities	9.47%
Telecommunication Services	7.08%
Money Market Fund	0.09%
Total	100.00%

Growth of $10,000 (as of November 30, 2016)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3 | November 30, 2016

ALPS International Sector Dividend Dogs ETF

Performance Overview	November 30, 2016 (Unaudited)

Investment Objective
The ALPS International Sector Dividend Dogs ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Index (the “Underlying Index”). The Shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol IDOG. The Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index.

The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Net International Developed Markets (ex-Americas) Index, a universe of mainly large capitalization stocks in international developed markets not located in the Americas (the “S-Net Developed Markets”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the ten Global Industry Classification Standard (“GICS”) sectors that make up the S-Net Developed Markets which offer the highest dividend yields.

Performance Overview
The Fund, for the twelve month period ended November 30, 2016, generated a total return of -1.95%, relatively in-line with the Fund’s Net Total Return Underlying Index, which returned -1.54%. The Fund outperformed the MSCI EAFE® Index (MXEA) which returned -3.66% for the same period.

The trailing twelve month yield for the Fund’s constituents as of 11/30/2016 was 5.10% vs. 3.33% on the MSCI EAFE®.

From a macro perspective, international developed markets’ performance from December 2015 through the end of the first calendar quarter of 2016 was uneven. Continued speculation about a potential “Brexit” of Great Britain from the EU was the primary  point  of interest. Looking East, Japan consumers continued to struggle, leading Japanese officials to postpone additional consumer tax hikes to keep domestic consumption afloat. Eurozone equities fell in Q1 (-2.75%), but the European Central Banks continued accommodative monetary policies with low rates and further stimulus buffered the asset class against further declines. Developed markets followed suit, as the MSCI EAFE® Index lost 2.86% for the quarter. During the second quarter of 2016, Eurozone equities fell 2.19% and the MSCI EAFE® Index lost 1.22% for the quarter in reaction to the UK’s referendum on EU membership. Developed markets saw strong returns across the board with Eurozone equities climbing 4.41% and the MSCI EAFE® up 6.52% in the third calendar quarter of 2016 as worries over the immediate impact of Brexit were assuaged and accommodative central bank policies persisted. Performance slumped during October and November as international equity markets wrestled with uncertainty regarding the implications of the outcome of the U.S. election.

Compared to the MSCI EAFE®, the Fund saw a moderately positive impact (+1.29%) from sector allocation which was largely driven by the relative overweight allocations resulting from the equal sector weight strategy in Energy (average weight for the period of 10.13% vs. 4.91% in MXEA) and Materials (average weight for the period of 10.38% vs. 6.92% in MXEA). The Fund’s relative overweight to the Telecommunication Services sector (average weight for the period of 9.62% vs. 5.00% in MXEA) detracted from performance. The Fund also saw relative outperformance (+2.81%) attributed to selection effect, with names in Consumer Discretionary and Consumer Staples the primary drivers.

From a geographical perspective, performance was supported by selection effect in Finland and the United Kingdom, as well as average relative overweight allocations for the period in Australia and the United Kingdom. The Fund’s performance was adversely impacted by selection effect in Sweden and Switzerland, in addition to average relative overweight allocations to Spain and Chile. The Fund saw the impact of a strong dollar, as currency effect hurt detracted 1.75% from the Fund’s returns.

The best performing stocks for the period were Sands China Ltd. (1928 HK), which increased 56.71%, Tokyo Electron Ltd. (8035 JP), which rose 52.51%, and BHP Billiton Ltd. (BHP AU), which climbed 40.41%. The worst performing stocks were Telefonaktiebolaget LM Ericsson (ERICB SS), which decreased 44.73%, Marks & Spencer Group PLC (MKS LN), which fell 41.95%, and Telefonica SA (TEF SM), which lost 26.66%.

Looking forward, we believe the Fund’s strategy of annually selecting the five highest yielding securities in each of the ten sectors in the S-Net Developed Markets (Ex Americas) Index will provide high yield relative to the MSCI EAFE®, potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to their sector peers.

Performance (as of November 30, 2016)
	1 Year	3 Year	Since Inception^
ALPS International Sector Dividend Dogs ETF – NAV	-1.95%	-4.10%	1.10%
ALPS International Sector Dividend Dogs ETF – Market Price*	-1.70%	-4.23%	1.11%
S-Network® International Sector Dividend Dogs NTR Index	-1.54%	-3.73%	1.48%
MSCI EAFE Index	-3.66%	-2.22%	2.48%

4 | November 30, 2016

ALPS International Sector Dividend Dogs ETF

Performance Overview	November 30, 2016 (Unaudited)

Total Expense Ratio (per the current prospectus) 0.50%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was June 28, 2013.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

 The S-Network® International Sector Dividend Dogs Index is designed to serve as a fair, impartial and transparent measure of the performance of international large cap equities with above average dividend yields. The Underlying Index is a portfolio of fifty stocks derived from the S-Net International Developed Markets Index (ex-Americas) Index. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

MSCI EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The ALPS International Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.
5 | November 30, 2016

ALPS International Sector Dividend Dogs ETF

Performance Overview	November 30, 2016 (Unaudited)

Top 10 Holdings* (as of November 30, 2016)

Rio Tinto, Ltd.	2.48%
BHP Billiton, Ltd.	2.45%
Aurizon Holdings, Ltd.	2.36%
UPM-Kymmene OYJ	2.35%
Sands China, Ltd.	2.31%
BASF SE	2.22%
Bouygues SA	2.22%
Australia & New Zealand Banking Group, Ltd.	2.21%
National Australia Bank, Ltd.	2.21%
Westpac Banking Corp.	2.21%
Total % of Top 10 Holdings	23.02%

*	% of Total Investments.

Future holdings are subject to change.
Sector Allocation* (as of November 30, 2016)

Materials	11.41%
Financials	10.74%
Industrials	10.55%
Energy	10.33%
Consumer Discretionary	10.15%
Consumer Staples	9.75%
Health Care	9.47%
Information Technology	9.47%
Utilities	9.09%
Telecommunication Services	8.96%
Money Market Fund	0.08%
Total	100.00%

Growth of $10,000 (as of November 30, 2016)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
6 | November 30, 2016

ALPS Emerging Sector Dividend Dogs ETF

Performance Overview	November 30, 2016 (Unaudited)

Investment Objective
The ALPS Emerging Sector Dividend Dogs ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Index (the “Underlying Index”). The Shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol EDOG. The Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index.

The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Network® Emerging Markets Index, a universe of mainly large capitalization stocks domiciled in emerging markets (the “S-Network Emerging Markets”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the ten Global Industry Classification Standard (“GICS”) sectors that make up the S-Network® Emerging Markets which offer the highest dividend yields. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations.

Performance Overview
The Fund, for the one year period ended November 30, 2016, generated a total return of 5.10%, relatively in-line with the Fund’s Net Total Return Underlying Index, which returned 6.06%. The Fund trailed the MSCI Emerging Markets Net TR Index® (MXEF), which returned 8.47% for the same period.

The trailing twelve month yield for the Fund as of 11/30/2016 was 4.50% vs. 2.49% on the MSCI EM®.

From a macro perspective, after closing 2015 down roughly 2.12% in December 2015, emerging markets equities were one of the top performing asset classes during the first quarter in 2016, with the MSCI Emerging Markets Net TR Index® gaining 5.69%. The asset class has historically been sensitive to natural resource markets, and it benefited from the rebound in the commodity price of oil. After their impressive run to start 2016 in Q1, emerging markets equities were relatively flat in the second quarter, with MXEF gaining 0.80%. The asset class had continued to benefit as the commodity price of oil continued to climb, but the fallout from “Brexit” adversely impacted performance. During the third calendar quarter of 2016, emerging markets continued their torrid 2016 performance, with MXEF gaining 9.16%. China’s economy continued its move towards a more service-oriented system, as the Services segment continued to comprise an increasing amount of national GDP. China’s improved cyclical trajectory helped a number of other emerging market economies during the third quarter. Following the third quarter, the asset class fell during October and November, with the MXEF down 4.36%, as emerging markets attempted to digest the potential implications of the outcome of the U.S. election.

Compared to the MSCI EM®, the Fund saw a moderately negative impact (-1.89%) from sector allocation effect which was largely driven by the relative underweight allocations resulting from the equal sector weight strategy in Information Technology (average weight for the period of 9.70% vs. 21.89% in MXEF) and a relative overweight to Health Care over the one year period (average weight for the period of 10.24% vs. 2.81% in MXEF). Conversely, the Fund’s performance was helped by the relative overweight allocations to Energy (average weight for the period of 11.93% vs. 2.81% in MXEF) and Materials (average weight for the period of 10.46% vs. 6.86% in MXEF). The Fund also saw a slightly negative impact (-0.07%) due to selection effect, as the names in Information Technology and Utilities were leading detractors, while constituents in Consumer Staples and Industrials propped up fund performance.

From a geographical perspective, the Fund’s returns were bolstered by selection effect in Turkey and South Africa, as well as a relative overweight to Brazil. Fund performance for the period was negatively impacted by security selection in Thailand and Malaysia, as well as a relative overweight in Poland. Currency effect had minimal impact on the Fund’s performance, hurting performance by 0.06%.

The best performing stocks for the period were Cia Siderurgica Nacional SA (CSNA3 BZ), which increased 249.22%, Imperial Holdings Ltd. (IPL SJ), which returned 67.30%, and Lukoil PJSC- Sponsored ADR (LKOD LI), which rose 59.32%. The worst performing stocks were BEC World Public Company Ltd. (BEC TB), which lost 40.96%, Lenovo Group Ltd. (992 HK), which fell 35.83%; and UMW Holdings BHD (UMWH MK), which decreased 35.29%.

Looking forward we believe the Fund’s strategy of annually selecting the five highest yielding securities in each of the ten sectors in the S-Net Emerging Markets Index will provide high yield relative to the MSCI Emerging Markets Net TR Index®, potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to their sector peers.

Performance (as of November 30, 2016)

	1 Year	Since Inception^
ALPS Emerging Sector Dividend Dogs ETF – NAV	5.10%	-2.63%
ALPS Emerging Sector Dividend Dogs ETF – Market Price*	5.70%	-2.45%
S-Network® Emerging Sector Dividend Dogs NTR Index	6.06%	-1.69%
MSCI Emerging Markets Net TR Index®	8.47%	-2.06%
7 | November 30, 2016

ALPS Emerging Sector Dividend Dogs ETF

Performance Overview	November 30, 2016 (Unaudited)

Total Expense Ratio (per the current prospectus) 0.60%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was March 28, 2014.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The S-Network® Emerging Sector Dividend Dogs Index is a portfolio of stocks derived from a universe of mainly large capitalization stocks domiciled in emerging markets (the “S-Network Emerging Markets Index” “SNEMX”). The index methodology selects the five stocks in each of the ten GICS sectors that make up the universe which offer the highest dividend yields as of the last trading day of November. The fifty stocks that are selected for inclusion in the portfolio are equally weighted. The universe includes stocks whose domicile and primary exchange listings are in countries identified by the World Bank as Upper Middle Income (certain lower middle income countries are also included, as well as stocks traded on the Taiwan Stock Exchange despite non-recognition by the World Bank). The selection criteria for the universe, in addition to the aforementioned country qualifications, also include requirements for sector inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

The MSCI Emerging Markets Index® is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The ALPS Emerging Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.
8 | November 30, 2016

ALPS Emerging Sector Dividend Dogs ETF

Performance Overview	November 30, 2016 (Unaudited)

Top 10 Holdings* (as of November 30, 2016)

Cia Siderurgica Nacional SA	2.92%
United Tractors Tbk PT	2.45%
China Oilfield Services, Ltd., Class H	2.44%
KGHM Polska Miedz SA	2.33%
Total Access Communication Pcl, NVDR	2.33%
China Shenhua Energy Co., Ltd., Class H	2.30%
Gazprom PAO, Sponsored ADR	2.30%
MMC Norilsk Nickel PJSC, ADR	2.24%
Cia Brasileira de Distribuicao, Sponsored ADR	2.20%
Delta Electronics Thailand Pcl	2.20%
Total % of Top 10 Holdings	23.71%

*	% of Total Investments.

Future holdings are subject to change.
Sector Allocation* (as of November 30, 2016)

Energy	13.79%
Materials	11.33%
Telecommunication Services	10.14%
Health Care	9.73%
Information Technology	9.62%
Consumer Staples	9.37%
Utilities	9.19%
Consumer Discretionary	9.06%
Industrials	7.76%
Financials	7.72%
Real Estate	2.19%
Money Market Fund	0.10%
Total	100.00%

Growth of $10,000 (as of November 30, 2016)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
9 | November 30, 2016

ALPS Sector Dividend Dogs Series

Disclosure of Fund Expenses	November 30, 2016 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2016.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Expense Ratio(a)	Expenses Paid During Period 6/1/16 - 11/30/16(b)
ALPS Sector Dividend Dogs ETF
Actual	$1,000.00	$1,080.70	0.40%	$2.08
Hypothetical (5% return before expenses)	$1,000.00	$1,023.00	0.40%	$2.02

ALPS International Sector Dividend Dogs ETF
Actual	$1,000.00	$991.60	0.50%	$2.49
Hypothetical (5% return before expenses)	$1,000.00	$1,022.50	0.50%	$2.53

ALPS Emerging Sector Dividend Dogs ETF
Actual	$1,000.00	$1,042.30	0.60%	$3.06
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	0.60%	$3.03

(a)	Annualized based on the Fund's most recent half-year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

10 | November 30, 2016

ALPS Sector Dividend Dogs Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, and ALPS Emerging Sector Dividend Dogs ETF, three of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years  in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial  statements, assessing the accounting principles used and significant estimates made by management, as well  as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, and ALPS Emerging Sector Dividend Dogs ETF of the ALPS ETF Trust as of November 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
January 27, 2017
11 | November 30, 2016

ALPS Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2016

Security Description	Shares	Value
COMMON STOCKS (99.63%)
Consumer Discretionary (10.06%)
Coach, Inc.	919,957	$33,477,235
Ford Motor Co.	2,712,024	32,435,807
Garmin, Ltd.	709,558	37,010,545
Mattel, Inc.	1,058,134	33,405,290
Wynn Resorts, Ltd.	342,054	34,886,088
Total Consumer Discretionary		171,214,965

Consumer Staples (9.52%)
Altria Group, Inc.	529,608	33,857,839
The Coca‐Cola Co.	794,290	32,049,602
Philip Morris International, Inc.	344,219	30,387,653
The Procter & Gamble Co.	389,311	32,102,585
Wal‐Mart Stores, Inc.	478,823	33,723,504
Total Consumer Staples		162,121,183

Energy (10.59%)
ConocoPhillips	796,713	38,656,515
Kinder Morgan, Inc.	1,517,845	33,696,159
National Oilwell Varco, Inc.	1,015,425	37,936,278
ONEOK, Inc.	689,634	37,881,595
Spectra Energy Corp.	784,460	32,123,637
Total Energy		180,294,184

Financials (11.20%)
Cincinnati Financial Corp.	445,851	34,214,606
Invesco, Ltd.	1,093,607	34,240,835
MetLife, Inc.	766,595	42,170,391
Navient Corp.	2,365,515	40,757,823
People's United Financial, Inc.	2,093,362	39,187,737
Total Financials		190,571,392

Health Care (9.49%)
AbbVie, Inc.	529,907	32,218,346
Baxter International, Inc.	744,629	33,039,189
Johnson & Johnson	283,974	31,606,306
Merck & Co., Inc.	538,663	32,960,789
Pfizer, Inc.	984,601	31,645,076
Total Health Care		161,469,706

Industrials (10.59%)
Caterpillar, Inc.	416,656	39,815,647
Cummins, Inc.	288,168	40,856,459
Eaton Corp. Plc	529,509	35,217,644
Emerson Electric Co.	661,841	37,354,306
Pitney Bowes, Inc.	1,888,357	27,097,923
Total Industrials		180,341,979

Information Technology (10.55%)
CA, Inc.	1,015,273	32,448,125
HP, Inc.	2,392,417	36,843,222
International Business Machines Corp.	216,204	35,072,613
QUALCOMM, Inc.	556,196	37,893,633
Security Description	Shares	Value
Information Technology (continued)
Seagate Technology Plc	932,707	$37,401,551
Total Information Technology		179,659,144

Materials (11.13%)
The Dow Chemical Co.	630,238	35,116,861
International Paper Co.	705,534	34,373,617
LyondellBasell Industries NV, Class A	441,810	39,904,279
The Mosaic Co.	1,246,259	35,393,756
Nucor Corp.	718,795	44,701,861
Total Materials		189,490,374

Telecommunication Services (7.06%)
AT&T, Inc.	845,498	32,661,588
CenturyLink, Inc.	1,205,140	28,344,893
Frontier Communications Corp.	7,362,896	26,874,570
Verizon Communications, Inc.	647,913	32,330,859
Total Telecommunication Services		120,211,910

Utilities (9.44%)
CenterPoint Energy, Inc.	1,488,788	35,522,482
Duke Energy Corp.	430,724	31,774,510
Entergy Corp.	432,889	29,752,461
NRG Energy, Inc.	2,894,372	32,822,178
The Southern Co.	660,004	30,901,387
Total Utilities		160,773,018

TOTAL COMMON STOCKS
(Cost $1,519,320,524)		1,696,147,855

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.09%)
State Street Institutional
Treasury Plus Money
Market Fund	0.259%	1,448,428	1,448,428

TOTAL SHORT TERM INVESTMENTS
(Cost $1,448,428)			1,448,428

TOTAL INVESTMENTS (99.72%)
(Cost $1,520,768,952)			$1,697,596,283

NET OTHER ASSETS AND LIABILITIES (0.28%)			4,808,815

NET ASSETS (100.00%)			$1,702,405,098

See Notes to Financial Statements.

12 | November 30, 2016

ALPS International Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2016

Security Description	Shares	Value
COMMON STOCKS (99.19%)
Australia (23.63%)
Amcor, Ltd.	288,261	$3,061,020
Aurizon Holdings, Ltd.	1,026,414	3,774,620
Australia & New Zealand Banking Group, Ltd.	168,470	3,534,396
BHP Billiton, Ltd.	216,827	3,908,431
National Australia Bank, Ltd.	165,228	3,529,827
Suncorp Group, Ltd.	358,278	3,307,132
Telstra Corp., Ltd.	891,061	3,322,922
Wesfarmers, Ltd.	105,717	3,261,630
Westpac Banking Corp.	152,726	3,526,649
Woodside Petroleum, Ltd.	159,213	3,482,450
Woolworths, Ltd.	197,336	3,335,596
Total Australia		38,044,673

Finland (4.29%)
Fortum OYJ	216,862	3,148,823
UPM‐Kymmene OYJ	164,305	3,761,394
Total Finland		6,910,217

France (7.93%)
Bouygues SA	104,470	3,543,120
Engie SA	205,975	2,543,225
Sanofi	42,756	3,448,920
Vivendi SA	169,909	3,239,603
Total France		12,774,868

Germany (2.21%)
BASF SE	41,426	3,555,893

Hong Kong (2.29%)
Sands China, Ltd.	749,000	3,688,751

Italy (1.89%)
Eni SpA	218,335	3,040,626

Japan (7.93%)
Canon, Inc.	116,263	3,313,961
Ricoh Co., Ltd.	365,500	2,942,402
Takeda Pharmaceutical Co., Ltd.	74,189	3,038,114
Tokyo Electron, Ltd.	38,000	3,479,306
Total Japan		12,773,783

Netherlands (2.13%)
Royal Dutch Shell Plc, Class A	134,814	3,426,324

Norway (3.77%)
Orkla ASA	362,176	3,228,814
Security Description	Shares	Value
Norway(continued)
Telenor ASA	192,154	$2,839,303
Total Norway		6,068,117

Portugal (1.82%)
EDP ‐ Energias de Portugal SA	1,015,882	2,936,113

Singapore (3.89%)
Jardine Cycle & Carriage, Ltd.	109,000	3,053,232
Keppel Corp., Ltd.	845,300	3,214,068
Total Singapore		6,267,300

Spain (7.38%)
Abertis Infraestructuras SA	213,427	2,851,258
Banco Santander SA	715,545	3,270,851
Repsol SA	238,654	3,187,011
Telefonica SA	309,025	2,571,687
Total Spain		11,880,807

Sweden (3.30%)
Telefonaktiebolaget LM Ericsson, Class B	487,427	2,509,857
Telia Co. AB	745,386	2,801,219
Total Sweden		5,311,076

Switzerland (1.82%)
Novartis AG, Registered Shares	42,503	2,936,791

United Kingdom (24.91%)
AstraZeneca Plc	52,762	2,739,325
BAE Systems Plc	463,960	3,485,942
BP Plc	588,400	3,382,498
British American Tobacco Plc	54,108	2,974,395
Centrica Plc	1,087,558	2,861,662
GlaxoSmithKline Plc	158,965	2,974,504
Imperial Brands Plc	64,823	2,784,386
Marks & Spencer Group Plc	739,966	3,043,253
Pearson Plc	321,839	3,203,358
Rio Tinto, Ltd.	92,804	3,957,674
SSE Plc	164,591	3,037,559
The Sage Group Plc	350,995	2,887,509
Vodafone Group Plc	1,149,020	2,787,610
Total United Kingdom		40,119,675

TOTAL COMMON STOCKS
(Cost $181,328,534)		159,735,014

13 | November 30, 2016

ALPS International Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2016

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.07%)
State Street Institutional
Treasury Plus Money
Market Fund	0.259%	118,247	118,247

TOTAL SHORT TERM INVESTMENTS
(Cost $118,247)			118,247

TOTAL INVESTMENTS (99.26%)
(Cost $181,446,781)			$159,853,261

NET OTHER ASSETS AND LIABILITIES (0.74%)			1,189,130

NET ASSETS (100.00%)			$161,042,391

See Notes to Financial Statements.
14 | November 30, 2016

ALPS Emerging Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2016

Security Description	Shares	Value
COMMON STOCKS (99.82%)
Brazil (10.20%)
Cia Brasileira de Distribuicao, Sponsored ADR	26,355	$419,572
Cia Siderurgica Nacional SA(a)	151,124	555,424
Natura Cosmeticos SA	41,145	318,741
Telefonica Brasil SA, ADR	28,264	368,845
TOTVS SA	44,287	281,667
Total Brazil		1,944,249

Chile (4.16%)
AES Gener SA	1,085,575	380,677
SONDA SA	214,392	412,929
Total Chile		793,606

China (10.85%)
China Oilfield Services, Ltd., Class H	490,000	464,320
China Shenhua Energy Co., Ltd., Class H	211,500	437,915
Country Garden Holdings Co., Ltd.	744,000	416,291
Lenovo Group, Ltd.	574,000	355,952
Sinopec Engineering Group Co., Ltd.	454,500	392,593
Total China		2,067,071

Colombia (1.92%)
Almacenes Exito SA	78,514	365,164

Czech Republic (1.90%)
CEZ A.S.	22,334	362,522

India (4.01%)
Dr Reddy's Laboratories, Ltd., ADR	8,613	402,486
Infosys, Ltd., Sponsored ADR	25,034	362,492
Total India		764,978

Indonesia (9.97%)
Indocement Tunggal Prakarsa Tbk PT	309,500	364,823
Indofood Sukses Makmur Tbk PT	643,400	359,620
Kalbe Farma Tbk PT	3,086,000	341,561
Perusahaan Gas Negara Persero Tbk	1,877,900	367,197
United Tractors Tbk PT	301,100	466,563
Total Indonesia		1,899,764

Malaysia (8.81%)
Astro Malaysia Holdings Bhd	565,000	330,195
British American Tobacco Malaysia Bhd	32,427	320,930
Sime Darby Bhd	208,400	371,443
UMW Holdings Bhd	276,400	318,114
YTL Power International Bhd	1,070,618	338,014
Total Malaysia		1,678,696

Poland (9.53%)
Bank Handlowy w Warszawie SA	21,127	338,302
Security Description	Shares	Value
Poland (continued)
Bank Pekao SA	12,326	$346,650
KGHM Polska Miedz SA	21,328	443,316
PGE Polska Grupa Energetyczna SA	136,766	301,979
Powszechny Zaklad Ubezpieczen SA	54,920	386,396
Total Poland		1,816,643

Russia (10.49%)
Gazprom PAO, Sponsored ADR	94,894	437,367
Lukoil PJSC, Sponsored ADR	8,389	411,061
MegaFon PJSC, GDR(b)	38,637	338,074
MMC Norilsk Nickel PJSC, ADR	25,390	426,044
Mobile Telesystems PJSC, Sponsored ADR	49,310	386,097
Total Russia		1,998,643

South Africa (10.02%)
Coronation Fund Managers, Ltd.	78,286	399,285
Imperial Holdings, Ltd.	34,261	412,690
Life Healthcare Group Holdings, Ltd.	146,576	323,191
MTN Group, Ltd.	49,055	394,461
Netcare, Ltd.	170,834	379,105
Total South Africa		1,908,732

Thailand (10.46%)
Bangkok Dusit Medical Services Pcl	623,300	407,038
BEC World Pcl	631,170	327,265
BTS Group Holdings Pcl	1,631,420	397,801
Delta Electronics Thailand Pcl	196,924	418,083
Total Access Communication Pcl, NVDR	464,900	443,016
Total Thailand		1,993,203

Turkey (7.50%)
Eregli Demir ve Celik Fabrikalari TAS	268,726	368,396
Tofas Turk Otomobil Fabrikasi AS	54,056	337,329
Tupras Turkiye Petrol Rafinerileri AS	20,458	407,886
Turk Traktor ve Ziraat Makineleri AS	14,835	315,206
Total Turkey		1,428,817

TOTAL COMMON STOCKS
(Cost $19,871,813)		19,022,088

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.10%)
State Street Institutional Treasury Plus Money Market Fund	0.259%	19,958	$19,958

TOTAL SHORT TERM INVESTMENTS
(Cost $19,958)			19,958

15 | November 30, 2016

ALPS Emerging Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2016

Security Description	Shares	Value
Turkey (continued)
TOTAL INVESTMENTS (99.92%)
(Cost $19,891,771)		$19,042,046

NET OTHER ASSETS AND LIABILITIES (0.08%)		14,708

NET ASSETS (100.00%)		$19,056,754

(a)	Non-income producing security.
(b)
These  securities  initially  sold  to  other  parties  pursuant  to Regulation S under the 1933 Act and subsequently resold to the Fund. As of November 30, 2016, the aggregate market values of these  securities  were  $338,074,  representing  1.77%  of  the Fund’s net assets.

See Notes to Financial Statements.

16 | November 30, 2016

ALPS Sector Dividend Dogs Series
Statements of Assets and Liabilities	November 30, 2016

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF	ALPS Emerging Sector Dividend Dogs ETF
ASSETS:
Investments, at value	$1,697,596,283	$159,853,261	$19,042,046
Foreign currency, at value (Cost –, 49,846 and –)	–	49,924	–
Foreign tax reclaims	–	511,985	2,050
Dividends receivable	7,977,135	693,984	21,388
Total Assets	1,705,573,418	161,109,154	19,065,484

LIABILITIES:
Payable for investments purchased	2,646,677	259	–
Payable to adviser	521,643	66,504	8,730
Total Liabilities	3,168,320	66,763	8,730
NET ASSETS	$1,702,405,098	$161,042,391	$19,056,754

NET ASSETS CONSIST OF:
Paid‐in capital	$1,638,283,038	$203,211,756	$22,379,478
Accumulated net investment income	–	512,514	107,255
Accumulated net realized loss	(112,705,271)	(20,998,472)	(2,579,662)
Net unrealized appreciation/(depreciation)	176,827,331	(21,683,407)	(850,317)
NET ASSETS	$1,702,405,098	$161,042,391	$19,056,754

INVESTMENTS, AT COST	$1,520,768,952	$181,446,781	$19,891,771

PRICING OF SHARES:
Net Assets	$1,702,405,098	$161,042,391	$19,056,754
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	40,259,141	7,050,000	900,000
Net Asset Value, offering and redemption price per share	$42.29	$22.84	$21.17

See Notes to Financial Statements.
17 | November 30, 2016

ALPS Sector Dividend Dogs Series
Statements of Operations	For the Year Ended November 30, 2016

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF	ALPS Emerging Sector Dividend Dogs ETF
INVESTMENT INCOME:
Dividends*	$44,777,835	$6,594,732	$526,642
Interest and other income	–	77	–
Total Investment Income	44,777,835	6,594,809	526,642

EXPENSES:
Investment adviser fees	4,931,306	690,333	85,214
Total Expense	4,931,306	690,333	85,214
NET INVESTMENT INCOME	39,846,529	5,904,476	441,428

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized loss on investments	(43,300,773)	(8,646,517)	(2,102,063)
Net realized loss on foreign currency transactions	–	(34,984)	(14,601)
Total net realized loss	(43,300,773)	(8,681,501)	(2,116,664)
Net change in unrealized appreciation/(depreciation) on investments	216,359,606	(1,507,606)	1,438,695
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	–	(23,676)	(447)
Total net change in unrealized appreciation/(depreciation)	216,359,606	(1,531,282)	1,438,248
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	173,058,833	(10,212,783)	(678,416)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$212,905,362	$(4,308,307)	$(236,988)
*Net of foreign tax withholding:	$–	$476,091	$55,412

See Notes to Financial Statements.

18 | November 30, 2016

ALPS Sector Dividend Dogs ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015(a)
OPERATIONS:
Net investment income	$39,846,529	$37,040,321
Net realized gain/(loss)(a)	(43,300,773)	70,582,949
Net change in unrealized appreciation/(depreciation)(a)	216,359,606	(146,635,118)
Net increase/(decrease) in net assets resulting from operations	212,905,362	(39,011,848)

Net Equalization Credits	1,934,769	1,811,687

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(41,467,278)	(39,961,342)
From tax return of capital	(366,916)	–
Total distributions	(41,834,194)	(39,961,342)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	874,355,784	597,479,846
Dividends reinvested	–	148,008
Cost of shares redeemed	(357,920,532)	(528,228,637)
Net income equalization (Note 2)	(1,934,769)	(1,811,687)
Net increase from share transactions	514,500,483	67,587,530
Net increase/(decrease) in net assets	687,506,420	(9,573,973)

NET ASSETS:
Beginning of period	1,014,898,678	1,024,472,651
End of period *	$1,702,405,098	$1,014,898,678

* Including accumulated net investment income of:	$–	$714,281

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	28,009,141	26,405,255
Shares sold	22,550,000	15,750,000
Shares reinvested	–	3,888
Shares redeemed	(10,300,000)	(14,150,002)
Shares outstanding, end of period	40,259,141	28,009,141

(a)
Prior to November 30, 2016, the Fund presented realized gain/loss and unrealized appreciation/depreciation by investment type. This change in presentation was made to conform to industry standards and had no effect on the Fund's change in net assets.

 See Notes to Financial Statements.

19 | November 30, 2016

ALPS International Sector Dividend Dogs ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015(a)
OPERATIONS:
Net investment income	$5,904,476	$6,451,827
Net realized loss(a)	(8,681,501)	(12,439,419)
Net change in unrealized depreciation(a)	(1,531,282)	(8,560,626)
Net decrease in net assets resulting from operations	(4,308,307)	(14,548,218)

Net Equalization Credits	528,824	313,588

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,356,978)	(6,203,669)
From tax return of capital	–	(115,516)
Total distributions	(5,356,978)	(6,319,185)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	45,086,015	45,672,933
Cost of shares redeemed	(10,156,797)	(32,488,456)
Net income equalization (Note 2)	(528,824)	(313,588)
Net increase from share transactions	34,400,394	12,906,215
Net increase/(decrease) in net assets	25,263,933	(7,682,926)

NET ASSETS:
Beginning of period	135,778,458	143,461,384
End of period *	$161,042,391	$135,778,458

* Including accumulated net investment income of:	$512,514	$–

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	5,600,000	5,250,002
Shares sold	1,900,000	1,650,000
Shares redeemed	(450,000)	(1,300,002)
Shares outstanding, end of period	7,050,000	5,600,000

(a)
Prior to November 30, 2016, the Fund presented realized gain/loss and unrealized appreciation/depreciation by investment type. This change in presentation was made to conform to industry standards and had no effect on the Fund's change in net assets.

See Notes to Financial Statements.

20 | November 30, 2016

ALPS Emerging Sector Dividend Dogs ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015(a)
OPERATIONS:
Net investment income	$441,428	$590,828
Net realized loss(a)	(2,116,664)	(434,028)
Net change in unrealized appreciation/(depreciation)(a)	1,438,248	(2,340,026)
Net decrease in net assets resulting from operations	(236,988)	(2,183,226)

Net Equalization Credits	239,304	14,209

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(434,572)	(433,154)
Total distributions	(434,572)	(433,154)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	15,512,093	2,419,051
Cost of shares redeemed	(5,133,159)	(1,081,951)
Net income equalization (Note 2)	(239,304)	(14,209)
Net increase from share transactions	10,139,630	1,322,891
Net increase/(decrease) in net assets	9,707,374	(1,279,280)

NET ASSETS:
Beginning of period	9,349,380	10,628,660
End of period *	$19,056,754	$9,349,380

* Including accumulated net investment income of:	$107,255	$134,699

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	450,000	400,002
Shares sold	700,000	100,000
Shares redeemed	(250,000)	(50,002)
Shares outstanding, end of period	900,000	450,000

(a)
Prior to November 30, 2016, the Fund presented realized gain/loss and unrealized appreciation/depreciation by investment type. This change in presentation was made to conform to industry standards and had no effect on the Fund's change in net assets.

See Notes to Financial Statements.

21 | November 30, 2016

ALPS Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013	For the Period June 29, 2012 (Commencement) to November 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$36.23	$38.80	$33.76	$26.71	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	1.26	1.21	1.35	1.12	0.59
Net realized and unrealized gain/(loss)	6.15	(2.47)	4.94	7.14	1.41
Total from investment operations	7.41	(1.26)	6.29	8.26	2.00

DISTRIBUTIONS:
From net investment income	(1.34)	(1.31)	(1.25)	(1.21)	(0.29)
Tax return of capital	(0.01)	–	–	–	–
Total distributions	(1.35)	(1.31)	(1.25)	(1.21)	(0.29)

Net increase/(decrease) in net asset value	6.06	(2.57)	5.04	7.05	1.71
NET ASSET VALUE, END OF PERIOD	$42.29	$36.23	$38.80	$33.76	$26.71
TOTAL RETURN(b)	20.86%	(3.21)%	18.96%	31.66%	7.99%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,702,405	$1,014,899	$1,024,473	$464,277	$62,768

Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40	%(c)
Ratio of net investment income to average net assets	3.23%	3.25%	3.74%	3.58%	5.31	%(c)
Portfolio turnover rate(d)	49%	55%	12%	8%	0%
Undistributed net investment income included in price of units issued and redeemed(a)(e)	$0.06	$0.06	$0.09	$0.13	$0.19

(a)	Based on average shares outstanding during the period.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(e)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

22 | November 30, 2016

ALPS International Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014	For the Period June 28, 2013 (Commencement) to November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$24.25	$27.33	$29.21	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.00	1.06	1.19	0.34
Net realized and unrealized gain/(loss)	(1.47)	(3.13)	(1.83)	4.08
Total from investment operations	(0.47)	(2.07)	(0.64)	4.42

DISTRIBUTIONS:
From net investment income	(0.94)	(0.99)	(1.17)	(0.21)
Tax return of capital	–	(0.02)	(0.07)	–
Total distributions	(0.94)	(1.01)	(1.24)	(0.21)

Net increase/(decrease) in net asset value	(1.41)	(3.08)	(1.88)	4.21
NET ASSET VALUE, END OF PERIOD	$22.84	$24.25	$27.33	$29.21
TOTAL RETURN(b)	(1.95)%	(7.76)%	(2.53)%	17.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$161,042	$135,778	$143,461	$77,411

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50	%(c)
Ratio of net investment income to average net assets	4.28%	4.05%	4.05%	2.87	%(c)
Portfolio turnover rate(d)	47%	67%	19%	2%
Undistributed net investment income included in price of units issued and redeemed(a)(e)	$0.09	$0.05	$0.09	$0.14

(a)	Based on average shares outstanding during the period.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(e)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.
23 | November 30, 2016

ALPS Emerging Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Period March 28, 2014 (Commencement to November 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$20.78	$26.57	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.67	1.26	0.64
Net realized and unrealized gain/(loss)	0.39	(6.15)	1.59
Total from investment operations	1.06	(4.89)	2.23

DISTRIBUTIONS:
From net investment income	(0.67)	(0.90)	(0.54)
Tax return of capital	–	–	(0.12)
Total distributions	(0.67)	(0.90)	(0.66)

Net increase/(decrease) in net asset value	0.39	(5.79)	1.57
NET ASSET VALUE, END OF PERIOD	$21.17	$20.78	$26.57
TOTAL RETURN(b)	5.10%	(18.66)%	8.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$19,057	$9,349	$10,629

Ratio of expenses to average net assets	0.60%	0.60%	0.60	%(c)
Ratio of net investment income to average net assets	3.11%	5.34%	3.54	%(c)
Portfolio turnover rate(d)	68%	96%	19%
Undistributed net investment income included in price of units issued and redeemed(a)(e)	$0.36	$0.03	$0.16

(a)	Based on average shares outstanding during the period.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(e)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.
24 | November 30, 2016

ALPS Sector Dividend Dogs Series

Notes to Financial Statements	November 30, 2016

1.	ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open‐end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2016, the Trust consisted of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, and the ALPS Emerging Sector Dividend Dogs ETF (each a “Fund” and collectively, the “Funds”). Each Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The investment objective of the ALPS Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S‐Network® Sector Dividend Dogs Index. The investment objective of the ALPS International Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S‐Network® International Sector Dividend Dogs Index. The investment objective of the ALPS Emerging Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S‐Network® Emerging Sector Dividend Dogs Index.

Each Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in‐kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S.  GAAP”). The  preparation  of  financial  statements in  conformity  with  U.S.  GAAP requires management to  make certain  estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation
Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over‐the‐counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre‐established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de‐listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general  principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.
25 | November 30, 2016

ALPS Sector Dividend Dogs Series

Notes to Financial Statements	November 30, 2016

B. Fair Value Measurements
Each Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open‐end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments at November 30, 2016:

ALPS Sector Dividend Dogs ETF

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$1,696,147,855	$–	$–	$1,696,147,855
Short Term Investments	1,448,428	–	–	1,448,428
TOTAL	$1,697,596,283	$–	$–	$1,697,596,283

ALPS International Sector Dividend Dogs ETF

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$159,735,014	$–	$–	$159,735,014
Short Term Investments	118,247	–	–	118,247
TOTAL	$159,853,261	$–	$–	$159,853,261

26 | November 30, 2016

ALPS Sector Dividend Dogs Series

Notes to Financial Statements	November 30, 2016

ALPS Emerging Sector Dividend Dogs ETF

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$19,022,088	$–	$–	$19,022,088
Short Term Investments	19,958	–	–	19,958
TOTAL	$19,042,046	$–	$–	$19,042,046

*	For a detailed sector/country breakdown, see the accompanying Schedule of Investments.

The Funds recognize transfers between levels as of the end of the period.  For the year ended November 30, 2016, the Funds did not have any transfers between Level 1 and Level 2 securities. The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

C. Foreign Securities
The ALPS International Sector Dividend Dogs ETF and the ALPS Emerging Sector Dividend Dogs ETF may directly purchase securities of foreign issuers. Investments in non‐U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of each Fund, the value of each Fund's  securities may change on the days  when investors are not able  to purchase  the  shares of the Funds. The  value  of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE or NASDAQ. Any use of a different rate from the rates used by the Index may adversely affect a Fund's ability to track its Index.

D. Foreign Currency Translation
The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex‐dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis, including any amortization of premiums and accretion of discounts.

F. Dividends and Distributions to Shareholders
Dividends from net investment income for each Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

G. Equalization
The Funds utilize the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Funds’ shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Funds’ shares. Amounts related to Equalization can be found on the Statement of Changes in Net Assets.

H. Federal Tax and Tax Basis Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
27 | November 30, 2016

ALPS Sector Dividend Dogs Series

Notes to Financial Statements	November 30, 2016

For the year or period ended November 30, 2016, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in‐kind transactions:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
ALPS Sector Dividend Dogs ETF	$51,316,729	$906,468	$(52,223,197)
ALPS International Sector Dividend Dogs ETF	(588,561)	(34,984)	623,545
ALPS Emerging Sector Dividend Dogs ETF	111,478	(34,300)	(77,178)

The tax character of the distributions paid during the fiscal years ended November 30, 2016 and November 30, 2015 were as follows:

Fund	Ordinary Income	Return of Capital
November 30, 2016
ALPS Sector Dividend Dogs ETF	$41,467,278	$366,916
ALPS International Sector Dividend Dogs ETF	5,356,978	–
ALPS Emerging Sector Dividend Dogs ETF	434,572	–
November 30, 2015
ALPS Sector Dividend Dogs ETF	39,961,342	–
ALPS International Sector Dividend Dogs ETF	6,203,669	115,516
ALPS Emerging Sector Dividend Dogs ETF	433,154	–

At November 30, 2016, capital losses deferred to the next tax year were as follows:

Fund	Short-Term	Long-Term
ALPS Sector Dividend Dogs ETF	$20,518,164	$64,757,527
ALPS International Sector Dividend Dogs ETF	14,788,660	2,977,142
ALPS Emerging Sector Dividend Dogs ETF	1,210,149	1,123,022

As of November 30, 2016, the components of distributable earnings on a tax basis for the Funds were as follows:

	Undistributed net investment income	Accumulated net realized loss on investments	Net unrealized appreciation/ (depreciation) on investments	Total
ALPS Sector Dividend Dogs ETF	$–	$(85,275,691)	$149,397,751	$64,122,060
ALPS International Sector Dividend Dogs ETF	512,514	(17,765,802)	(24,916,077)	(42,169,365)
ALPS Emerging Sector Dividend Dogs ETF	107,255	(2,333,171)	(1,096,808)	(3,322,724)

As of November 30, 2016, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/(Depreciation) of Foreign Currency	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
ALPS Sector Dividend Dogs ETF	$213,886,388	$(64,488,637)	$–	$149,397,751	$1,548,198,532
ALPS International Sector Dividend Dogs ETF	6,831,118	(31,657,308)	(89,887)	(24,916,077)	184,679,451
ALPS Emerging Sector Dividend Dogs ETF	1,334,537	(2,430,753)	(592)	(1,096,808)	20,138,262

The differences between book‐basis and tax‐basis are primarily due to the deferral of losses from wash sales.

28 | November 30, 2016

ALPS Sector Dividend Dogs Series

Notes to Financial Statements	November 30, 2016

I. Income Taxes
No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more‐likely‐than‐not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more‐likely‐than‐not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2016, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Each Fund’s tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3.	INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Funds’ investment adviser pursuant to advisory agreements with the Trust on behalf of each Fund (the “Advisory Agreement”).   Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary fee for the services and facilities it provides, payable on a monthly basis as a percentage of each Fund’s average daily net assets as set out below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
ALPS Sector Dividend Dogs ETF	0.40%
ALPS International Sector Dividend Dogs ETF	0.50%
ALPS Emerging Sector Dividend Dogs ETF	0.60%

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration,  legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund's expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator for the Funds.

Each Trustee who is not an officer or employee of the Adviser, any sub‐adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out‐of‐pocket expenses relating to attendance at meetings.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2016, the cost of purchases and proceeds from sales of investment securities, excluding short‐term investments and in‐kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$635,164,718	$604,283,672
ALPS International Sector Dividend Dogs ETF	65,163,063	64,398,237
ALPS Emerging Sector Dividend Dogs ETF	11,950,047	9,596,523

For the year ended November 30, 2016, the cost of in‐kind purchases and proceeds from in‐kind sales were as follows:

Fund	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$872,752,317	$382,676,991
ALPS International Sector Dividend Dogs ETF	45,126,249	10,236,042
ALPS Emerging Sector Dividend Dogs ETF	11,960,127	3,991,606

29 | November 30, 2016

ALPS Sector Dividend Dogs Series

Notes to Financial Statements	November 30, 2016

For the year ended November 30, 2016, the in‐kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
ALPS Sector Dividend Dogs ETF	$53,784,709
ALPS International Sector Dividend Dogs ETF	(527,167)
ALPS Emerging Sector Dividend Dogs ETF	138,026

Gains on in‐kind transactions are not considered taxable for federal income tax purposes and losses on in kind transactions are also not deductible for tax purposes.

5.	CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Only broker‐dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in‐kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6.	RELATED PARTY TRANSACTIONS

The ALPS Sector Dividend Dog ETF engaged in cross trades between each other during the year ended November 30, 2016 pursuant to Rule 17a‐7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a‐7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a‐7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2016, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/ (loss) on sales
ALPS Sector Dividend Dogs ETF	$2,790,076	$962,323	$(76,336)

30 | November 30, 2016

ALPS Sector Dividend Dogs Series

Additional Information	November 30, 2016 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12‐month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov and upon request, by calling (toll‐free) 1‐866‐675‐2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N‐Q. Form N‐Q for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Form N‐Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1‐800‐SEC‐0330. Each Fund’s Form N‐Q will be available without charge, upon request, by calling (toll‐free) 1‐866‐675‐2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Funds designated the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2015:

	Qualified Dividend Income	Dividend Received Deduction
ALPS International Sector Dividend Dogs ETF	100.00%	0.00%
ALPS Sector Dividend Dogs ETF	100.00%	91.18%
Alps Emerging Sector Dividend Dogs ETF	100.00%	0.00%

In early 2016, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2015 via Form 1099. The Funds will notify shareholders in early 2017 of amounts paid to them by the Funds, if any, during the calendar year 2016.

Pursuant to Section 853(c) of the Internal Revenue Code, the following Funds designated the following:

	Foreign Taxes Paid	Foreign Source Income
ALPS International Sector Dividend Dogs ETF	$413,586	$5,108,471
Alps Emerging Sector Dividend Dogs ETF	$55,637	$513,261

LICENSING AGREEMENTS

ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, and ALPS Emerging Sector Dividend Dogs ETF
The Funds are not sponsored, endorsed, sold or promoted by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of each Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly or the ability of each Fund to track the performance of the physical commodities market. The Index Provider’s only relationship to the Adviser or each Fund is the licensing of certain service marks and trade names of the Index Provider and of each Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Funds. The Index Provider has no obligation to take the needs of the Adviser or the Funds or the owners of each Fund into consideration in determining, composing or calculating each Underlying Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of each Fund to be issued or in the determination or calculation of the equation by which each Fund is to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of each Fund.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, EACH FUND, OWNERS OF EACH FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
31 | November 30, 2016

ALPS Sector Dividend Dogs Series

Additional Information	November 30, 2016 (Unaudited)

The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw‐Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of each Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly or the ability of each Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to the Index Provider is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of each Fund or the timing of the issuance or sale of each Fund or in the determination or calculation of the equation by which each Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of each Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s® and S&P® are registered trademarks of The McGraw‐Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw‐Hill Companies, Inc. These marks have been licensed for use by the Index Provider.

The S&P 500® is the property of Standard and Poor’s Financial Services LLC (“S&P”) and has been licensed by S&P for use by S‐Network® Global Indexes, Inc. in connection with the S‐Network® Sector Dividend Dogs Index (Ticker: SDOGX), the S‐Network® Emerging Sector Dividend Dogs Index (Ticker: EDOGX), and the S‐Network® International Sector Dividend Dogs Index (Ticker: IDOGX).

The Adviser does not guarantee the accuracy and/or the completeness of each Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by each Fund, owners of the Shares of each Fund or any other person or entity from the use of each Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to each Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of each Underlying Index, even if notified of the possibility of such damages.
32 | November 30, 2016

ALPS Sector Dividend Dogs Series

Board Considerations Regarding Approval of Investment Advisory Agreements	November 30, 2016 (Unaudited)

At an in‐person meeting held on June 6, 2016, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Sector Dividend Dogs ETF (“SDOG”), ALPS International Sector Dividend Dogs ETF (“IDOG”) and ALPS Emerging Sector Dividend Dogs ETF (“EDOG”) (each a “Fund”   and collectively “the Funds”). The Independent Trustees also met separately to consider the Investment Advisory Agreements.

In evaluating the Investment Advisory Agreements with respect to the Funds, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreements; (ii) the advisory fees and other expenses paid by the Funds compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Funds by AAI and the profits realized by AAI and its affiliates from its relationship to the Funds; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Funds grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to  the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreements, the Trustees considered and reviewed information concerning the services provided under the Investment Advisory Agreements, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day‐to‐day management of the Funds.

The Trustees reviewed information on the performance of each Fund and its applicable benchmark. The Trustees also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on their review, the Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Trustees noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Trustees noted the following:

The net advisory fee rate for each SDOG and IDOG is higher than the median of its Broadridge expense group. For IDOG, its net advisory fee rates were slightly above the median of its Broadridge expense group. The Funds’ respective expense ratios, however, are (i) in the case of SDOG, slightly above the median of its Broadridge expense group and (ii) in the case of IDOG, below the median of its Broadridge expense group.

EDOG’s net advisory fee rate was slightly below the median of its Broadridge expense group.   EDOG’s expense ratio is slightly lower than the median for its Broadridge expense group.

Based on the foregoing, and the other information available to them, the Trustees concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Trustees considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Trustees also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds. The Trustees reviewed and noted the relatively small sizes of the Funds (other than SDOG) and concluded that AAI was not realizing any economies of scale other than SDOG. With respect to SDOG, the Trustees considered the growth in assets and that the Fund may be achieving some economies of scale. They also noted the Adviser’s view that SDOG remains in line with category average for fees and at a smaller scale than many ETFs with similar fees. The Trustees noted that SDOG is still a relatively new product, which makes it difficult to quantify the potential variability in net assets and thus determine the sustainability of any potential economies of scale which may exist. The Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to renew each Investment Advisory Agreement, the Trustees concluded that the terms of each Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.
33 | November 30, 2016

ALPS Sector Dividend Dogs Series

Trustees & Officers	November 30, 2016 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/ Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	44	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	46
Mr. Deems is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (31 funds); and Reaves Utility Income Fund (1 fund); Clough Funds Trust (1 fund) and Elevation ETF Trust (2 fund).

Rick A. Pederson, 1952	Trustee	Since March 2008
Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 - present; Advisor, The Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983 - 2013; Advisory Board Member, Neenan Company (construction services) 2002 - present; Board Member, Prosci Inc. (private business services) 2013 - 2016; Board Member, Citywide Banks (Colorado community bank) 2014 - present; Board Member, Strong-Bridge Consulting (management consulting) 2015 - present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for-profit-organization), 2012 - 2015; Board Member, History Colorado, 2015 - present.
				22	Mr. Pederson is Trustee of Westcore Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

34 | November 30, 2016

ALPS Sector Dividend Dogs Series

Trustees & Officers	November 30, 2016 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008
Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”) and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.
				33	Mr. Carter is a Trustee of ALPS Variable Investment Trust (10 funds); Principal Real Estate Income Fund (1 fund); and RiverNorth Opportunities Fund, Inc. (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

35 | November 30, 2016

ALPS Sector Dividend Dogs Series

Trustees & Officers	November 30, 2016 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015
Erin Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS Fund Services, Inc. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All- Star Equity Fund, Principal Real Estate Income Fund, and RiverNorth Opportunities Fund, Inc.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012
Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Principal Real Estate Income Fund, Clough Funds Trust and RiverNorth Opportunities Fund, Inc.

Andrew P. Meloni, 1969	Assistant Treasurer	Since December 2016
Mr. Meloni is a Fund Controller for ALPS Fund Services, Inc. Mr. Meloni joined ALPS in 2007 and because of his position with ALPS, he is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Meloni is also Assistant Treasurer to the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and ALPS Variable Investment Trust.

Abigail J. Murray, 1975	Secretary	Since June 2015
Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Ms. Murray is also the Secretary of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust, The Caldwell & Orkin Funds, Inc. and RiverNorth Opportunities Fund, Inc. and Assistant Secretary of Elevation ETF Trust and Principal Real Estate Income Fund.

Andrea E. Kuchli, 1985	Assistant Secretary	Since December 2015
Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of Elevation ETF Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds and RiverNorth Opportunities Fund, Inc.

Sharon Akselrod, 1974	Assistant Secretary	Since December 2016
Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

36 | November 30, 2016

# ANNUAL REPORT

**ALPS ETF TRUST** | November 30, 2016

# BFOR

**BARRON'S 400[SM] ETF**

**(NYSE ARCA: BFOR)**

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent Registered Public Accounting Firm	5
Schedule of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Additional Information	21
Board Considerations Regarding Approval of Investment Advisory Agreement	23
Trustees & Officers	24

Barron’s 400SMETF

Performance Overview	November 30, 2016 (Unaudited)

Investment Objective
The Barron’s 400SMETF (the “Fund”) seeks investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 IndexSM(the “Underlying Index”). The Underlying Index is a rules‐based index intended to give investors a means of tracking the overall performance of high performing equity securities of U.S. companies. The Fund will invest at least 80% of its total assets in the equity securities which comprise the Underlying Index.

The Underlying Index generally consists of 400 stocks. The Underlying Index’s stocks are constituents of the MarketGrader U.S. Coverage Universe. In compiling the Underlying Index, MarketGrader Capital, LLC (the “Index Provider”) selects the 400 stocks from the MarketGrader U.S. Coverage Universe by using a methodology that selects components based on the strength of their fundamentals in growth, value, profitability and cash flow and then screens such potential Underlying Index components for certain criteria regarding concentration, market capitalization and liquidity. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. The Underlying Index is rebalanced by the Index Provider semiannually, on the third Friday of March and September each year.

Performance Overview
The Barron’s 400SMETF (BFOR) had a strong fourth fiscal year ended on November 30, 2016, gaining 9.12%. This trailed the total return of its benchmark, the Barron’s 400 IndexSM, which gained 9.87% over the same time period. Since its inception the Barron’s 400SMETF has gained 39.83% on a cumulative basis.

Following what had been a difficult 2015 for equally weighted indexes relative to traditional market capitalization‐weighted indexes, the Underlying Index rebounded strongly during the most recent year ended on November 30, beating the Dow Jones U.S. Total Stock Market Index (DWCF), the broadest measure of the U.S. equity market, by 163 basis points.1

During the most recently ended fiscal year, a total of 698 stocks were members of the Underlying Index, which rebalances semi‐annually in March and September. Of these, 410 stocks had a net positive return during the index’s fiscal year while 305 had a net negative return. The fact that the number of total stocks in the index during a single fiscal year is higher than its 400‐constituent cap is explained by the fact that each fiscal year includes stocks from three selection periods (in the most recent year’s case these included the selections from September 2015, March 2016 and September 2016). Figure 1 illustrates the top and bottom ten performers in the Underlying Index during the most recent fiscal year.

Figure 1. Top and Bottom 10 Performing Stocks In the Barron’s 400 IndexSMDuring Fiscal Year 20162

Top Ten Performing Stocks
Name	Ticker	Sector	Return (%)
Medivation Inc.	MDVN	Health Care	118.9
John Bean Technologies Corp.	JBT	Industrials	84.5
Veeva Systems Inc.	VEEV	Technology	82.0
Keurig Green Mountain Inc.	GMCR	Consumer Staples	75.1
Drew Industries Inc.	DW	Industrials	73.9
Thor Industries Inc.	THO	Consumer Discretionary	73.6
Patrick Industries Inc.	PATK	Industrials	72.7
Applied Materials Inc.	AMAT	Technology	71.6
Cirrus Logic Inc.	CRUS	Technology	65.8
Lydall Inc.	LDL	Industrials	63.9

Bottom Ten Performing Stocks
Name	Ticker	Sector	Return (%)
Teekay Tankers Ltd.	TNK	Industrials	‐63.4
Syntel Inc.	SYNT	Technology	‐59.9
Atwood Oceanics Inc.	ATW	Energy	‐57.4
Rubicon Project Inc.	RUBI	Technology	‐56.2
Waddell & Reed Financial Inc.	WDR	Financials	‐52.1
Newlink Genetics Corp.	NLNK	Health Care	‐50.9
WisdomTree Investments Inc.	WETF	Financials	‐50.3
Fitbit Inc.	FIT	Consumer Discretionary	‐48.7
Alon USA Partners LP	ALDW	Energy	‐44.4
Concert Pharmaceuticals Inc.	CNCE	Health Care	‐43.1

[1]	Based on a cumulative total return of 9.87% for the Barron’s 400 IndexSM(B400T) vs. 8.24% for the Dow Jones U.S. Total Stock Market Index (DWCFT). Source: Bloomberg.
[2]	Based on cumulative price return for every stock while they were members of the Barron’s 400 IndexSMbetween December 1, 2015 andNovember 30, 2016. Sources: FactSet and MarketGrader Research.

1 | November 30, 2016

Barron’s 400SMETF

Performance Overview	November 30, 2016 (Unaudited)

Performance (as of November 30, 2016)

	1 Year	3 Year	Since Inception^
Barron’s 400SMETF – NAV	9.12%	6.06%	10.07%
Barron’s 400SMETF – Market Price*	9.22%	6.07%	10.08%
Barron’s 400 IndexSM	9.87%	6.80%	10.83%

Total Expense Ratio (per the current prospectus) 0.65%

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.855.724.0450.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on June 4, 2013.

*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Barron’s 400 IndexSM, calculated by NYSE Arca or its affiliates, measures the performance of a diversified group of U.S. companies selected in part based on fundamentals-related rules-based criteria. The index includes companies that have scored highest according to fundamentals-related rankings calculated by MarketGrader Capital, LLC. Additional rules-based screening provides for sector and market cap diversification. The Underlying Index has been licensed by MarketGrader for use with the Barron’s 400SMETF.

The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect Fund performance.

Funds that emphasize investments in small/mid cap companies will generally experience greater price volatility.

Barron’s 400SMETF shares are not individually redeemable. Investors buy and sell shares of the Barron’s 400SMETF on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Barron’s 400 SMETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.
2 | November 30, 2016

Barron’s 400SMETF

Performance Overview	November 30, 2016 (Unaudited)

Top 10 Holdings* (as of November 30, 2016)
NVIDIA Corp.	0.36%
Career Education Corp.	0.35%
Texas Pacific Land Trust	0.35%
Capella Education Co.	0.35%
Meta Financial Group, Inc.	0.34%
Spirit Airlines, Inc.	0.33%
ServisFirst Bancshares, Inc.	0.33%
II‐VI, Inc.	0.33%
Grand Canyon Education, Inc.	0.33%
Headwaters, Inc.	0.32%
Total % of Top 10 Holdings (excluding money market fund)	3.39%

*	% of Total Investments

Future holdings are subject to change.
Sector Allocation* (as of November 30, 2016)

Growth of $10,000 (as of November 30, 2016)
Comparison of change in value of a $10,000 investment in the Fund and the Underlying Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3 | November 30, 2016

Barron’s 400SMETF

Disclosure of Fund Expenses	November 30, 2016 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2016.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Expense Ratio(a)	Expenses Paid During Period 6/1/16 - 11/30/16(b)
Actual	$1,000.00	$1,113.80	0.65%	$3.43
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	0.65%	$3.29

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

4 | November 30, 2016

Barron’s 400SMETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Barron’s 400SM  ETF, one of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Barron’s 400SM  ETF of the ALPS ETF Trust as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
January 27, 2017

5 | November 30, 2016

Barron’s 400SMETF

Schedule of Investments	November 30, 2016

Security Description	Shares	Value
COMMON STOCKS (96.17%)
Consumer Discretionary (19.81%)
AMC Networks, Inc., Class A(a)	7,879	$435,315
American Axle & Manufacturing Holdings, Inc.(a)	25,909	405,735
American Eagle Outfitters, Inc.	22,290	369,122
Bed Bath & Beyond, Inc.	9,473	424,485
Best Buy Co., Inc.	10,940	499,958
BJ's Restaurants, Inc.(a)	10,793	400,420
Buffalo Wild Wings, Inc.(a)	2,563	432,122
Capella Education Co.	7,061	616,072
Career Education Corp.(a)	62,870	628,071
Carter's, Inc.	4,308	393,277
Cato Corp., Class A	12,667	374,943
Cheesecake Factory, Inc.	8,196	484,957
Children's Place, Inc.	5,114	531,089
Chuy's Holdings, Inc.(a)	14,272	447,427
Columbia Sportswear Co.	7,611	432,838
Cooper Tire & Rubber Co.	11,864	454,391
Cooper‐Standard Holding, Inc.(a)	4,124	393,100
Cracker Barrel Old Country Store, Inc.(b)	2,723	443,141
Dave & Buster's Entertainment, Inc.(a)	10,113	473,794
Del Taco Restaurants, Inc.(a)	37,196	540,086
Discovery Communications, Inc., Class C(a)	17,245	455,958
Dollar General Corp.	5,824	450,312
Dorman Products, Inc.(a)	6,595	476,423
Drew Industries, Inc.	4,358	458,026
Duluth Holdings, Inc., Class B(a)(b)	14,857	497,858
Eldorado Resorts, Inc.(a)(b)	29,384	404,030
Five Below, Inc.(a)	9,985	393,010
Foot Locker, Inc.	6,333	453,886
Fox Factory Holding Corp.(a)	19,947	500,670
Francesca's Holdings Corp.(a)	27,345	436,973
General Motors Co.	13,248	457,454
Gentex Corp.	23,681	437,862
Gentherm, Inc.(a)	13,479	429,306
Grand Canyon Education, Inc.(a)	10,186	581,621
Gray Television, Inc.(a)	37,710	380,871
Harman International Industries, Inc.	5,089	556,584
Hasbro, Inc.	5,261	449,237
Hibbett Sports, Inc.(a)(b)	10,472	421,498
Home Depot, Inc.	3,260	421,844
ILG, Inc.	24,634	445,136
Installed Building Products, Inc.(a)	11,861	492,232
Kate Spade & Co.(a)	22,121	328,497
Lear Corp.	3,582	463,905
Leggett & Platt, Inc.	8,342	400,917
Lennar Corp., Class A	9,168	390,007
LGI Homes, Inc.(a)(b)	11,301	368,978
LKQ Corp.(a)	11,652	382,535
MarineMax, Inc.(a)	22,761	427,907
Mohawk Industries, Inc.(a)	2,013	397,447
Nautilus, Inc.(a)	17,023	292,796
Nexstar Broadcasting Group, Inc., Class A	7,696	459,066
Security Description	Shares	Value
Consumer Discretionary (continued)
NIKE, Inc., Class B	7,403	$370,668
Nutrisystem, Inc.	15,031	552,389
NVR, Inc.(a)	253	403,535
Ollie's Bargain Outlet Holdings, Inc.(a)	16,246	488,192
O'Reilly Automotive, Inc.(a)	1,472	404,064
PetMed Express, Inc.	20,222	441,446
Polaris Industries, Inc.	5,476	475,645
Pool Corp.	4,358	438,458
Priceline Group, Inc.(a)	295	443,586
Red Rock Resorts, Inc., Class A	19,707	451,684
Ross Stores, Inc.	6,700	452,853
Scripps Networks Interactive, Inc., Class A	6,678	462,518
Sinclair Broadcast Group, Inc., Class A	14,408	468,980
Skechers U.S.A., Inc., Class A(a)	17,753	404,413
Smith & Wesson Holding Corp.(a)(b)	15,346	358,022
Sportsman's Warehouse Holdings, Inc.(a)	42,655	383,895
Starbucks Corp.	7,594	440,224
Stoneridge, Inc.(a)	23,277	369,406
Sturm Ruger & Co., Inc.	7,299	375,169
Tenneco, Inc.(a)	7,415	437,114
Thor Industries, Inc.	5,309	533,926
Tile Shop Holdings, Inc.(a)	26,059	522,483
TJX Cos., Inc.	5,516	432,123
Tractor Supply Co.	5,915	444,039
TRI Pointe Group, Inc.(a)	32,662	379,532
Ulta Salon Cosmetics & Fragrance, Inc.(a)	1,767	458,537
Vail Resorts, Inc.	2,575	407,880
Walt Disney Co.	4,421	438,210
Williams‐Sonoma, Inc.	8,301	454,729
Total Consumer Discretionary		35,386,909

Consumer Staples (3.55%)
B&G Foods, Inc.	8,842	378,438
Boston Beer Co., Inc., Class A(a)	2,433	421,152
Cal‐Maine Foods, Inc.(b)	9,380	381,766
Church & Dwight Co., Inc.	8,729	382,243
Constellation Brands, Inc., Class A	2,541	384,047
Hain Celestial Group, Inc.(a)	11,481	449,940
Hormel Foods Corp.	11,218	384,104
Ingredion, Inc.	3,077	361,178
Lancaster Colony Corp.	3,137	425,095
National Beverage Corp.	7,861	396,902
Omega Protein Corp.(a)	16,649	398,744
Pinnacle Foods, Inc.	8,209	406,838
Spectrum Brands Holdings, Inc.	3,287	394,078
Sprouts Farmers Market, Inc.(a)	21,327	426,753
USANA Health Sciences, Inc.(a)	6,086	370,942
WD‐40 Co.	3,590	387,361
Total Consumer Staples		6,349,581

Energy (0.42%)
DHT Holdings, Inc.	97,598	346,473

6 | November 30, 2016

Barron’s 400SMETF

Schedule of Investments	November 30, 2016

Security Description	Shares	Value
Energy (continued)
Ship Finance International, Ltd.(b)	28,504	$410,458
Total Energy		756,931

Financials (20.48%)
Ameris Bancorp	11,560	518,466
AmTrust Financial Services, Inc.	15,492	394,426
Banc of California, Inc.(b)	19,299	291,415
Bank of Hawaii Corp.	5,762	480,378
Bank of the Ozarks, Inc.	10,581	513,390
BankUnited, Inc.	13,129	465,160
BNC Bancorp	16,813	507,753
BofI Holding, Inc.(a)(b)	18,837	445,118
Cardinal Financial Corp.	15,621	499,716
Cathay General Bancorp	13,517	474,447
CBOE Holdings, Inc.	6,000	413,400
CenterState Banks, Inc.	23,055	516,893
Central Pacific Financial Corp.	16,350	483,142
Chemical Financial Corp.	9,348	484,974
Citigroup, Inc.	8,736	492,623
City Holding Co.	8,346	513,112
Columbia Banking System, Inc.	13,004	517,819
Credit Acceptance Corp.(a)(b)	2,115	405,742
Customers Bancorp, Inc.(a)	16,325	497,913
Eagle Bancorp, Inc.(a)	8,366	491,503
East West Bancorp, Inc.	11,465	548,944
Essent Group, Ltd.(a)	15,808	482,460
FactSet Research Systems, Inc.	2,330	373,196
FCB Financial Holdings, Inc., Class A(a)	10,705	473,696
Federated Investors, Inc., Class B	12,996	357,260
Fifth Third Bancorp	20,273	527,503
First Busey Corp.	17,653	483,869
First Citizens BancShares, Inc., Class A	1,468	523,151
First Financial Bankshares, Inc.(b)	11,323	487,455
First Merchants Corp.	15,284	524,700
First Midwest Bancorp, Inc.	21,212	515,027
Flagstar Bancorp, Inc.(a)	15,020	423,264
Franklin Financial Network, Inc.(a)	11,165	421,479
Glacier Bancorp, Inc.	14,287	490,044
Hanmi Financial Corp.	15,550	477,385
Heartland Financial USA, Inc.	11,273	483,048
Heritage Insurance Holdings, Inc.	30,522	440,432
Home BancShares, Inc.	18,497	478,517
Hope Bancorp, Inc.	24,027	478,137
IBERIABANK Corp.	6,078	503,562
Independent Bank Corp.	7,808	508,301
Independent Bank Group, Inc.	9,403	565,120
Intercontinental Exchange, Inc.	7,275	403,035
Investors Bancorp, Inc.	34,159	462,513
Lakeland Financial Corp.	11,575	488,465
Lazard, Ltd., Class A	11,431	444,094
LegacyTexas Financial Group, Inc.	13,257	520,470
LendingTree, Inc.(a)	4,210	441,208
MarketAxess Holdings, Inc.	2,418	400,832
MB Financial, Inc.	10,770	466,018
Meta Financial Group, Inc.	6,709	610,184
MGIC Investment Corp. (a)	51,367	465,899
Security Description	Shares	Value
Financials (continued)
MSCI, Inc.	4,829	$380,525
Pacific Premier Bancorp, Inc.(a)	15,421	494,243
PacWest Bancorp	9,693	496,766
Pinnacle Financial Partners, Inc.	7,363	474,914
Primerica, Inc.	7,402	523,321
S&P Global, Inc.	3,356	399,330
ServisFirst Bancshares, Inc.	8,020	590,432
Signature Bank(a)	3,478	521,387
Simmons First National Corp., Class A	8,328	503,428
South State Corp.	5,445	462,553
Sterling Bancorp	23,695	539,061
Suffolk Bancorp	11,732	488,755
SunTrust Banks, Inc.	9,361	486,304
Synovus Financial Corp.	12,663	490,185
Texas Pacific Land Trust	2,100	624,351
Umpqua Holdings Corp.	26,514	471,154
Union Bankshares Corp.	15,182	513,152
United Community Banks, Inc.	19,888	540,556
Universal Insurance Holdings, Inc.	16,953	406,872
Walker & Dunlop, Inc.(a)	16,178	475,471
Washington Federal, Inc.	15,633	507,291
WesBanco, Inc.	12,734	507,705
Western Alliance Bancorp(a)	11,330	529,338
WSFS Financial Corp.	11,178	476,742
Total Financials		36,580,494

Health Care (12.81%)
AbbVie, Inc.	6,472	393,498
ABIOMED, Inc.(a)	3,560	399,574
Acadia Healthcare Co., Inc.(a)	8,018	304,764
Akorn, Inc.(a)	14,868	315,499
Align Technology, Inc.(a)	4,456	414,631
Amgen, Inc.	2,421	348,793
AMN Healthcare Services, Inc.(a)	11,977	398,834
Amphastar Pharmaceuticals, Inc.(a)	22,887	463,920
Amsurg Corp.(a)	6,097	415,328
Anika Therapeutics, Inc.(a)	8,881	414,387
Baxter International, Inc.	9,033	400,794
Biogen, Inc.(a)	1,406	413,462
BioTelemetry, Inc.(a)	22,338	434,474
Bristol‐Myers Squibb Co.	7,372	416,076
Cambrex Corp.(a)	8,973	449,547
Cantel Medical Corp.	5,347	436,155
Celgene Corp.(a)	3,968	470,248
Cerner Corp.(a)	6,617	329,394
Chemed Corp.	2,985	444,675
CryoLife, Inc.	23,874	469,124
Cynosure, Inc., Class A(a)	8,152	369,693
Edwards Lifesciences Corp.(a)	3,587	297,183
Enanta Pharmaceuticals, Inc.(a)	17,691	556,205
Five Prime Therapeutics, Inc.(a)	8,586	493,867
Gilead Sciences, Inc.	5,250	386,925
Globus Medical, Inc., Class A(a)	18,098	391,641
HealthEquity, Inc.(a)	12,188	542,732
HealthSouth Corp.	10,076	419,867
Heska Corp.(a)	7,505	496,156
Hologic, Inc.(a)	10,956	419,396
7 | November 30, 2016

Barron’s 400SMETF

Schedule of Investments	November 30, 2016

Security Description	Shares	Value
Health Care (continued)
ICU Medical, Inc.(a)	3,373	$506,793
Illumina, Inc.(a)	2,409	320,734
INC Research Holdings, Inc., Class A(a)	9,568	473,616
Incyte Corp.(a)	5,175	529,351
Insys Therapeutics, Inc.(a)(b)	29,986	353,535
Intuitive Surgical, Inc.(a)	622	400,406
Landauer, Inc.	9,270	458,865
Luminex Corp.(a)	19,262	391,596
Masimo Corp.(a)	7,152	442,494
OraSure Technologies, Inc.(a)	47,775	402,743
PAREXEL International Corp.(a)	6,118	360,962
Phibro Animal Health Corp., Class A	15,820	434,259
Regeneron Pharmaceuticals, Inc.(a)	1,066	404,270
ResMed, Inc.	6,455	396,853
SciClone Pharmaceuticals, Inc.(a)	40,266	400,647
Supernus Pharmaceuticals, Inc.(a)	18,818	405,528
Surgical Care Affiliates, Inc.(a)	9,868	414,949
Teleflex, Inc.	2,285	338,020
United Therapeutics Corp.(a)	3,365	422,678
Universal Health Services, Inc., Class B	3,376	415,316
US Physical Therapy, Inc.	6,454	413,056
VCA, Inc.(a)	5,994	375,224
Veeva Systems, Inc., Class A(a)	10,317	479,534
Waters Corp.(a)	2,677	360,244
Xencor, Inc.(a)	18,760	479,506
Total Health Care		22,888,021

Industrials (15.96%)
AAON, Inc.	15,241	501,429
Acuity Brands, Inc.	1,580	397,228
Alaska Air Group, Inc.	5,999	493,538
Albany International Corp., Class A	10,270	479,609
Allegiant Travel Co.	2,955	482,847
American Airlines Group, Inc.	10,968	509,354
American Woodmark Corp.(a)	5,055	387,466
AO Smith Corp.	8,950	435,238
Apogee Enterprises, Inc.	9,219	439,746
Argan, Inc.	7,930	479,368
Astronics Corp.(a)	9,834	363,071
AZZ, Inc.	6,527	424,908
BWX Technologies, Inc.	10,758	421,283
Cintas Corp.	3,629	415,883
Comfort Systems USA, Inc.	15,592	502,062
Copart, Inc.(a)	8,239	450,838
Crane Co.	6,673	490,399
Delta Air Lines, Inc.	10,922	526,222
Deluxe Corp.	6,075	411,277
Douglas Dynamics, Inc.	13,005	415,510
Dycom Industries, Inc.(a)	5,139	376,329
Fortune Brands Home & Security, Inc.	7,172	395,536
G&K Services, Inc., Class A	4,243	406,989
Greenbrier Cos., Inc.(b)	12,262	475,766
Hawaiian Holdings, Inc.(a)	8,702	446,848
HEICO Corp., Class A	7,118	478,330
Herman Miller, Inc.	11,840	384,800
Security Description	Shares	Value
Industrials (continued)
Hexcel Corp.	9,280	$479,962
HNI Corp.	7,643	403,321
Insteel Industries, Inc.	12,236	484,178
Interface, Inc.	24,255	422,037
JB Hunt Transport Services, Inc.	5,163	492,395
JetBlue Airways Corp.(a)	23,845	479,046
John Bean Technologies Corp.	6,260	564,652
Joy Global, Inc.	14,916	418,095
Kadant, Inc.	7,924	496,042
Knoll, Inc.	16,656	441,551
Lydall, Inc.(a)	8,915	532,225
Mercury Systems, Inc.(a)	18,615	553,052
Middleby Corp.(a)	3,379	462,855
Nordson Corp.	4,301	459,046
Old Dominion Freight Line, Inc.(a)	6,085	531,220
On Assignment, Inc.(a)	11,206	462,696
Patrick Industries, Inc.(a)	6,823	486,821
Raytheon Co.	2,988	446,826
Robert Half International, Inc.	10,943	491,012
RPX Corp.(a)	39,875	416,694
Snap‐on, Inc.	2,851	476,687
Southwest Airlines Co.	11,037	514,435
Spirit AeroSystems Holdings, Inc., Class A(a)	9,051	527,221
Spirit Airlines, Inc.(a)	10,672	593,363
Stanley Black & Decker, Inc.	3,425	406,308
Toro Co.	8,762	463,773
Trex Co., Inc.(a)	7,141	469,806
United Parcel Service, Inc., Class B	3,836	444,669
United Rentals, Inc.(a)	5,323	538,209
Universal Forest Products, Inc.	4,197	416,930
USG Corp.(a)	15,421	441,657
Virgin America, Inc.(a)(b)	7,330	414,145
Wabash National Corp.(a)	31,401	433,020
WABCO Holdings, Inc.(a)	4,008	394,828
Wabtec Corp.	5,471	463,230
Total Industrials		28,513,881

Information Technology (17.10%)
Advanced Energy Industries, Inc.(a)	9,280	512,349
Alphabet, Inc., Class A(a)	531	411,992
Ambarella, Inc.(a)(b)	6,226	383,024
Amphenol Corp., Class A	6,653	454,134
ANSYS, Inc.(a)	4,439	417,399
Apple, Inc.	3,796	419,534
Applied Materials, Inc.	13,951	449,222
Arista Networks, Inc.(a)	5,077	481,350
Broadridge Financial Solutions, Inc.	5,964	386,109
CDW Corp.	9,522	487,907
Citrix Systems, Inc.(a)	4,929	427,492
Coherent, Inc.(a)	4,026	525,393
Convergys Corp.	14,053	363,551
CSG Systems International, Inc.	9,960	443,220
Dolby Laboratories, Inc., Class A	8,351	385,399
Electronic Arts, Inc.(a)	5,068	401,588
Ellie Mae, Inc.(a)	4,412	364,211
Entegris, Inc.(a)	25,241	453,076
EPAM Systems, Inc.(a)	6,102	402,122
8 | November 30, 2016

Barron’s 400SMETF

Schedule of Investments	November 30, 2016

Security Description	Shares	Value
Information Technology (continued)
Euronet Worldwide, Inc.(a)	5,286	$379,112
EVERTEC, Inc.	24,768	452,016
F5 Networks, Inc.(a)	3,508	493,751
Facebook, Inc., Class A(a)	3,222	381,549
Fair Isaac Corp.	3,216	365,627
Fiserv, Inc.(a)	4,126	431,662
Fitbit, Inc., Class A(a)(b)	27,885	233,119
Gigamon, Inc.(a)	9,244	493,167
GrubHub, Inc.(a)	9,882	365,930
GTT Communications, Inc.(a)	19,280	489,712
Hackett Group, Inc.	25,209	447,712
II‐VI, Inc.(a)	19,280	582,256
Integrated Device Technology, Inc.(a)	20,475	479,115
InterDigital, Inc.	5,648	447,322
IPG Photonics Corp.(a)	5,062	485,547
j2 Global, Inc.	6,067	445,985
Jack Henry & Associates, Inc.	4,773	412,578
Keysight Technologies, Inc.(a)	13,764	506,928
KLA‐Tencor Corp.	5,938	474,090
Lam Research Corp.	4,478	474,758
Logitech International SA(b)	19,172	469,331
Manhattan Associates, Inc.(a)	7,065	370,206
Mastercard, Inc., Class A	4,124	421,473
Match Group, Inc.(a)(b)	26,463	475,805
MAXIMUS, Inc.	7,190	397,535
MaxLinear, Inc., Class A(a)	22,548	460,656
MeetMe, Inc.(a)	75,075	361,861
Methode Electronics, Inc.	11,965	442,107
Microsoft Corp.	7,251	436,945
MicroStrategy, Inc., Class A(a)	2,412	468,000
NIC, Inc.	18,153	455,640
NVIDIA Corp.	6,846	631,201
Paychex, Inc.	7,135	420,608
Paycom Software, Inc.(a)	8,516	382,113
QUALCOMM, Inc.	6,688	455,653
Qualys, Inc.(a)	11,553	383,560
Rambus, Inc.(a)	31,776	417,854
Rubicon Project, Inc.(a)	49,150	371,082
Rudolph Technologies, Inc.(a)	23,695	464,422
Silver Spring Networks, Inc.(a)	30,476	425,140
Skyworks Solutions, Inc.	5,909	454,107
Stamps.com, Inc.(a)(b)	4,408	468,130
Syntel, Inc.	14,554	282,348
Tessera Technologies, Inc.	12,616	499,594
Texas Instruments, Inc.	6,076	449,199
Total System Services, Inc.	8,506	418,665
TTM Technologies, Inc.(a)	39,797	540,045
Ubiquiti Networks, Inc.(a)(b)	7,805	436,768
Universal Display Corp.(a)	7,061	385,884
VMware, Inc., Class A(a)(b)	5,607	454,952
WebMD Health Corp.(a)	7,942	423,626
Total Information Technology		30,535,518

Materials (4.27%)
Avery Dennison Corp.	5,421	390,637
Berry Plastics Group, Inc.(a)	9,369	466,295
Dow Chemical Co.	7,876	438,851
Eagle Materials, Inc.	5,382	523,130
Security Description	Shares	Value
Materials (continued)
Graphic Packaging Holding Co.	30,008	$377,201
Headwaters, Inc.(a)	24,326	576,526
Innospec, Inc.	7,057	463,645
Martin Marietta Materials, Inc.	2,296	503,857
NewMarket Corp.	980	410,042
Packaging Corp. of America	5,178	438,887
Rayonier Advanced Materials, Inc.	36,697	509,354
RPM International, Inc.	7,995	423,016
Schweitzer‐Mauduit International, Inc.	10,839	455,672
Sherwin‐Williams Co.	1,528	410,528
Stepan Co.	5,949	482,880
Tahoe Resources, Inc.	30,341	290,667
Trinseo SA	7,817	457,685
Total Materials		7,618,873

Real Estate (0.51%)
HFF, Inc., Class A	15,651	453,879
Marcus & Millichap, Inc.(a)	16,475	452,239
Total Real Estate		906,118

Telecommunication Services (0.80%)
AT&T, Inc.	10,255	396,151
Inteliquent, Inc.	25,025	566,566
Level 3 Communications, Inc.(a)	8,458	465,782
Total Telecommunication Services		1,428,499

Utilities (0.46%)
Ormat Technologies, Inc.	8,541	408,516
PPL Corp.	12,145	406,372
Total Utilities		814,888

TOTAL COMMON STOCKS (Cost $150,994,771)		171,779,713

LIMITED PARTNERSHIPS (3.31%)
Energy (2.75%)
Antero Midstream Partners LP	15,913	448,269
EQT Midstream Partners LP	5,410	396,174
Holly Energy Partners LP	12,943	417,541
Magellan Midstream Partners LP	5,978	413,977
Phillips 66 Partners LP	8,721	393,579
Rice Midstream Partners LP	19,538	421,044
Shell Midstream Partners LP	13,755	379,363
Spectra Energy Partners LP	9,557	406,077
Tallgrass Energy Partners LP	9,141	428,164
Tesoro Logistics LP	9,113	429,496
Valero Energy Partners LP	9,795	395,914
Western Refining Logistics LP	18,357	378,154
Total Energy		4,907,752

Financials (0.24%)
Apollo Global Management LLC,Class A	22,217	427,899
Total Financials		427,899
9 | November 30, 2016

Barron’s 400SMETF

Schedule of Investments	November 30, 2016

Security Description		Shares	Value
Materials (0.32%)
SunCoke Energy Partners LP		29,072	$575,626
Total Materials			575,626

TOTAL LIMITED PARTNERSHIPS (Cost $5,888,388)			5,911,277

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (2.81%)
Money Market Fund (0.47%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $835,252)	0.259%	835,252	835,252

Investments Purchased With Collateral From Securities Loaned (2.34%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.26%
(Cost $4,180,347)		4,180,347	$4,180,347

TOTAL SHORT TERM INVESTMENTS (Cost $5,015,599)			5,015,599

TOTAL INVESTMENTS (102.30%) (Cost $161,898,758)			$182,706,589

NET OTHER ASSETS AND LIABILITIES (‐2.30%)			(4,094,911)

NET ASSETS (100.00%)			$178,611,678

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $5,743,530.

See Notes to Financial Statements.
10 | November 30, 2016

Barron’s 400SMETF

Statement of Assets and Liabilities	November 30, 2016

ASSETS:
Investments, at value	$182,706,589
Foreign tax reclaims	203
Dividends receivable	176,768
Total Assets	182,883,560

LIABILITIES:
Payable to adviser	91,535
Payable for collateral upon return of securities loaned	4,180,347
Total Liabilities	4,271,882
NET ASSETS	$178,611,678

NET ASSETS CONSIST OF:
Paid‐in capital	$183,916,957
Accumulated net investment income	1,157,459
Accumulated net realized loss	(27,270,569)
Net unrealized appreciation	20,807,831
NET ASSETS	$178,611,678

INVESTMENTS, AT COST	$161,898,758

PRICING OF SHARES
Net Assets	$178,611,678
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	5,200,000
Net Asset Value, offering and redemption price per share	$34.35

See Notes to Financial Statements.

11 | November 30, 2016

Barron’s 400SMETF

Statement of Operations	For the Year Ended November 30, 2016

INVESTMENT INCOME:
Dividends(a)	$2,913,617
Securities lending income	73,605
Total investment income	2,987,222

EXPENSES:
Investment adviser fees	1,129,513
Total expenses	1,129,513
NET INVESTMENT INCOME	1,857,709

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized loss on investments	(4,619,422)
Net change in unrealized appreciation on investments	15,004,846
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	10,385,424
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,243,133

(a)	Net of foreign tax withholding in the amount of $4,799.

See Notes to Financial Statements.
12 | November 30, 2016

Barron’s 400SMETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015(a)
OPERATIONS:
Net investment income	$1,857,709	$2,096,981
Net realized gain/(loss)(a)	(4,619,422)	5,240,912
Long‐term capital gain distributions from other investment companies	–	3,315
Net change in unrealized appreciation/(depreciation)(a)	15,004,846	(4,541,491)
Net increase in net assets resulting from operations	12,243,133	2,799,717

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,670,002)	(1,549,998)
Total distributions	(1,670,002)	(1,549,998)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	–	89,473,920
Cost of shares redeemed	(36,766,171)	(105,819,769)
Net decrease from share transactions	(36,766,171)	(16,345,849)

Net decrease in net assets	(26,193,040)	(15,096,130)

NET ASSETS
Beginning of period	204,804,718	219,900,848
End of period *	$178,611,678	$204,804,718

*Including accumulated net investment income of:	$1,157,459	$1,291,721

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	6,450,000	6,950,002
Shares sold	–	2,700,000
Shares redeemed	(1,250,000)	(3,200,002)
Shares outstanding, end of period	5,200,000	6,450,000

(a)
Prior to November 30, 2016, the Fund presented realized gain/loss and unrealized appreciation/depreciation by investment type. This change in presentation was made to conform to industry standards and had no effect on the Fund's change in net assets.

See Notes to Financial Statements.

13 | November 30, 2016

Barron’s 400SMETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014	For the Period June 4, 2013 (Commencement) to November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$31.75	$31.64	$29.30	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.33	0.32	0.23	0.10
Net realized and unrealized gain	2.53	0.02	2.16	4.20
Total from investment operations	2.86	0.34	2.39	4.30

DISTRIBUTIONS:
From net investment income	(0.26)	(0.23)	(0.05)	–
Total distributions	(0.26)	(0.23)	(0.05)	–

NET INCREASE IN NET ASSET VALUE	2.60	0.11	2.34	4.30
NET ASSET VALUE, END OF PERIOD	$34.35	$31.75	$31.64	$29.30
TOTAL RETURN(b)	9.12%	1.07%	8.18%	17.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$178,612	$204,805	$219,901	$181,652

Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65	%(c)
Ratio of net investment income to average net assets	1.07%	1.00%	0.75%	0.78	%(c)
Portfolio turnover rate(d)	88%	87%	55%	11%

(a)	Based on average shares outstanding during the period.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

14 | November 30, 2016

Barron’s 400SMETF

Notes to Financial Statements	November 30, 2016

1.  ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open‐end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2016, the Trust consisted of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Barron’s 400SM ETF (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 IndexSM (the “Underlying Index”). The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in‐kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation
The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over‐the‐counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre‐established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de‐listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.
15 | November 30, 2016

Barron’s 400SMETF

Notes to Financial Statements	November 30, 2016

B. Fair Value Measurements
The Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities and Limited Partnerships, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open‐end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30 , 2016:

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$171,779,713	$–	$–	$171,779,713
Limited Partnerships	5,911,277	–	–	5,911,277
Short Term Investments
Money Market Fund	835,252	–	–	835,252
Investments Purchased with Collateral from
Securities Loaned	4,180,347	–	–	4,180,347
TOTAL	$182,706,589	$–	$–	$182,706,589

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.
16 | November 30, 2016

Barron’s 400SMETF

Notes to Financial Statements	November 30, 2016

C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex‐dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2016, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in‐kind transactions:

Fund	Paid-in Capital	Accumulated NetInvestment Gain/(Loss)	Accumulated Net RealizedGain/(Loss) on Investments
Barron’s 400SM ETF	$1,645,001	$(321,969)	$(1,323,032)

At November 30, 2016, the Fund had available for tax purposes unused post‐enactment capital loss carryforwards as follows:

Fund	Short-Term	Long-Term
Barron’s 400SM ETF	$18,956,924	$8,472,185

The tax character of the distributions paid during the fiscal years ended November 30, 2016 and November 30, 2015 were as follows:

Ordinary Income
November 30, 2016
Barron’s 400SM ETF	$1,670,002
November 30, 2015
Barron’s 400SM ETF	$1,549,998

As of November 30, 2016, the components of distributable earnings on a tax basis for the Fund were as follows:
Barron’s 400SM ETF
Undistributed net investment income	$1,213,238
Accumulated net realized loss on investments	(27,429,109)
Net unrealized appreciation on investments	20,969,391
Other accumulated losses	(58,799)
Total	$(5,305,279)

Other accumulated losses are mostly due to partnership losses being suspended for tax purposes.

As of November 30, 2016, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Barron’s 400SM ETF
Gross appreciation (excess of value over tax cost)	$26,498,202
Gross depreciation (excess of tax cost over value)	(5,528,811)
Net unrealized appreciation (depreciation)	20,969,391
Cost of investments for income tax purposes	$161,737,198

The differences between book‐basis and tax‐basis are primarily due to the deferral of losses from wash sales and investments in partnerships.
17 | November 30, 2016

Barron’s 400SMETF

Notes to Financial Statements	November 30, 2016

F. Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more‐likely‐than‐not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more‐likely‐than‐not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities
The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non‐U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non‐U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non‐cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re‐hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund’s securities lending agreement and related cash and non‐cash collateral received as of November 30, 2016:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Barron's 400 ETF	$5,743,530	$4,180,347	$1,804,274	$5,984,621

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.
18 | November 30, 2016

Barron’s 400SMETF

Notes to Financial Statements	November 30, 2016

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2016:

Barron's 400 ETF	Remaining contractual maturity of the agreement
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$4,180,347	$–	$–	$–	$4,180,347
Total Borrowings					4,180,347
Gross amount of recognized liabilities for securities lending (collateral received)					$4,180,347

3.  INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.65% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub‐adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out‐of‐pocket expenses relating to attendance at meetings.

4.  PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2016, the cost of purchases and proceeds from sales of investment securities, excluding in‐kind transactions and short‐term investments, were as follows:

Fund	Purchases	Sales
Barron’s 400 ETF	$154,049,983	$154,210,683

For the year ended November 30, 2016, the cost of in‐kind purchases and proceeds from in‐kind sales were as follows:

Fund	Purchases	Sales
Barron’s 400 ETF	$–	$36,655,364

For the year ended November 30, 2016, the Barron’s 400SM ETF had in‐kind net realized gain of $1,723,727.

Gains on in‐kind transactions are not considered taxable for federal income tax purposes.

5.  CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker‐dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in‐kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.
19 | November 30, 2016

Barron’s 400SMETF

Notes to Financial Statements	November 30, 2016

6.  RELATED PARTY TRANSACTIONS

The Fund engaged in cross trades between other funds in the Trust during the year ended November 30, 2016 pursuant to Rule 17a‐7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a‐7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a‐7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2016, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/ (loss) on sales
Barron’s 400 ETF	$1,471,797	$2,790,076	$15,602
20 | November 30, 2016

Barron’s 400SMETF

Additional Information	November 30, 2016 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12‐month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov and upon request, by calling (toll‐free) 1‐866‐675‐2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N‐Q. Forms N‐Q for the Fund are available on the SEC’s website at www.sec.gov. The Fund’s Forms N‐Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1‐ 800‐SEC‐0330. The Fund’s Forms N‐Q are available without charge, upon request, by calling (toll‐free) 1‐866‐675‐2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2015:

	Qualified Dividend Income	Dividend Received Deduction
Barron's 400SM ETF	100.00%	100.00%

In early 2016, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2015 via Form 1099. The Fund will notify shareholders in early 2017 of amounts paid to them by the Fund, if any, during the calendar year 2016.

LICENSING AGREEMENT

MarketGrader Capital, LLC has entered into a license agreement with Dow Jones & Company to use the “Barron’s” name and certain related intellectual property in connection with the Underlying Index. MarketGrader Capital, LLC also has entered into a license and services agreement with its parent company, MarketGrader.com, to use the methodology for constructing the Underlying Index. MarketGrader Capital, LLC in turn has entered into the Sublicense Agreement with ALPS Advisers, Inc. to use the Underlying Index. The following disclosure relates to such licensing agreements:

The Barron’s 400SM ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by the MarketGrader Capital, LLC (the “Index Provider”). The Index Provider makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to track the performance of the physical commodities market. The Index Provider’s only relationship to the ALPS Advisors, Inc. (the “Adviser”) or the Fund is the licensing of certain service marks and trade names of the Index Provider and of the Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Fund. The Index Provider has no obligation to take the needs of the Adviser or the Fund or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Fund.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“The Barron’s 400 IndexSM” is calculated and published by MarketGrader Capital, LLC (“MarketGrader”). “Barron’s,” “Barron’s 400” and “Barron’s 400 Index” are trademarks or service marks of DJC & Company, Inc. or its affiliates and have been licensed to MarketGrader and sublicensed for certain purposes by Barron’s 400 Exchange Traded Fund, a sub‐fund of that certain ALPS ETF Trust, a Delaware Statutory Trust (“Sub‐Licensee”).
21 | November 30, 2016

Barron’s 400SMETF

Additional Information	November 30, 2016 (Unaudited)

The Barron’s 400 ETF (the “Product”) is not sponsored, endorsed, sold or promoted by DJC or its affiliates. DJC and its affiliates make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund particularly. DJC and its affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of DJC. DJC has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in connection with its licensing of the Barron’s 400 Index to MarketGrader or the sublicense to Licensee. DJC and its affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be sold or in the determination or calculation of the equation by which the Product are to be converted into cash. DJC and its affiliates have no obligation or liability in connection with the administration, marketing or trading of the Barron’s 400 Index or the Product.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN AND DOW JONES AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONESAND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. DOW JONES AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES. AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DJC AND THE LICENSEE, OTHER THAN THE LICENSORS OF MARKETGRADER.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.
22 | November 30, 2016

Barron’s 400SMETF

Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2016 (Unaudited)

At an in‐person meeting held on June 6, 2016, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the Barons 400 ETF (“BFOR” or “the Fund”). The Independent Trustees also met separately to consider the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement with respect to BFOR, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Trustees considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day‐to‐day management of the Fund.

The Trustees reviewed information on the performance of the Fund and its benchmark. The Trustees also evaluated the correlation and tracking error between the Fund’s underlying index and the Fund’s performance. Based on their review, the Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality was satisfactory.

The Trustees noted that the advisory fee for the Fund was a unitary fee pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Trustees noted the following: The net advisory fee rate for the Fund is higher than the median of its Broadridge expense group and the Fund’s expense ratio is slightly above the median of its Broadridge expense group.

With respect to BFOR, the Trustees took into account, among other things, the unique features and performance of the Fund’s underlying index and the costs and benefits of linkage to the Barron’s name.

Based on the foregoing, and the other information available to them, the Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Trustees also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Fund. The Trustees reviewed and noted the relatively small sizes of the Fund and concluded that AAI was not realizing any economies of scale. The Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to renew the Investment Advisory Agreement, the Trustees concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.
23 | November 30, 2016

Barron’s 400SMETF

Trustees & Officers	November 30, 2016 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non‐interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/ Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	44	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co‐Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co‐Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	46
Mr. Deems is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (31 funds); and Reaves Utility Income Fund (1 fund); Clough Funds Trust (1 fund) and Elevation ETF Trust (2 fund).

Rick A. Pederson, 1952	Trustee	Since March 2008
Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 ‐ present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 ‐ present; Advisor, The Pauls Corporation (real estate investment management and development), 2008 ‐ present; Chairman, Ross Consulting Group (real estate consulting services) 1983 ‐ 2013; Advisory Board Member, Neenan Company (construction services) 2002 ‐ present; Board Member, Prosci Inc. (private business services) 2013 ‐ 2016; Board Member, Citywide Banks (Colorado community bank) 2014 ‐ present; Board Member, Strong‐Bridge Consulting (management consulting) 2015 ‐ present; Director, National Western Stock Show (not‐for‐profit organization); Director, Biennial of the Americas (not‐for‐profit‐organization), 2012 ‐ 2015; Board Member, History Colorado, 2015 ‐ present.
				22	Mr. Pederson is Trustee of Westcore Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.
24 | November 30, 2016

Barron’s 400SMETF

Trustees & Officers	November 30, 2016 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008
Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”) and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.
				33	Mr. Carter is a Trustee of ALPS Variable Investment Trust (10 funds); Principal Real Estate Income Fund (1 fund); and RiverNorth Opportunities Fund, Inc. (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.
25 | November 30, 2016

Barron’s 400SMETF

Trustees & Officers	November 30, 2016 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015
Erin Nelson became Senior Vice‐President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice‐President and Assistant General Counsel of ALPS Fund Services, Inc. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All‐Star Growth Fund, Inc., Liberty All‐ Star Equity Fund, Principal Real Estate Income Fund, and RiverNorth Opportunities Fund, Inc.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012
Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Principal Real Estate Income Fund, Clough Funds Trust and RiverNorth Opportunities Fund, Inc.

Andrew P. Meloni, 1969	Assistant Treasurer	Since December 2016
Mr. Meloni is a Fund Controller for ALPS Fund Services, Inc. Mr. Meloni joined ALPS in 2007 and because of his position with ALPS, he is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Meloni is also Assistant Treasurer to the Liberty All‐Star Equity Fund, Liberty All‐Star Growth Fund, Inc., Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and ALPS Variable Investment Trust.

Abigail J. Murray, 1975	Secretary	Since June 2015
Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Ms. Murray is also the Secretary of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust, The Caldwell & Orkin Funds, Inc. and RiverNorth Opportunities Fund, Inc. and Assistant Secretary of Elevation ETF Trust and Principal Real Estate Income Fund.

Andrea E. Kuchli, 1985	Assistant Secretary	Since December 2015
Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of Elevation ETF Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds and RiverNorth Opportunities Fund, Inc.

Sharon Akselrod, 1974	Assistant Secretary	Since December 2016
Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013‐2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008‐2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling (toll-free) 1-855-724-0450.
26 | November 30, 2016

Page Intentionally Left Blank.

Must be accompanied or preceded by a prospectus.
ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the Barron's 400SM ETF.

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent Registered Public Accounting Firm	5
Schedule of Investments	6
Statement of Assets & Liabilities	9
Statement of Operations	10
Statements of Changes In Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Additional Information	18
Board Considerations Regarding Approval of Investment Advisory Agreement	19
Trustees & Officers	20

alpsfunds.com

Cohen & Steers Global Realty Majors ETF

Performance Overview	November 30, 2016 (Unaudited)

Investment Objective
The Cohen & Steers Global Realty Majors ETF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Cohen & Steers Global Realty Majors Index (the “Underlying Index”). The Fund will normally invest at least 90% of its total assets in common stocks and other equity securities (which may include American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and Global Depositary Receipts (“GDRs”)) that comprise the Underlying Index. The Shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol “GRI”.

The Underlying Index consists of the largest and most liquid securities within the global real estate universe that Cohen & Steers Capital Management, Inc. (“Cohen & Steers” or the “Index Provider”) believes are likely to lead the global securitization of real estate. The Underlying Index is free float and modified market-capitalization weighted, with a limit of 4.0% on any security’s weighting. Underlying Index constituents must have a free float adjusted market-capitalization of $750 million or greater for initial inclusion in the Underlying Index. Cohen & Steers considers country weights relative to each country’s GDP share representing the real estate securities universe and share of the private market for real estate, with up to 10% being allocated to securities of emerging markets. The Underlying Index is rebalanced quarterly.

Performance Overview
For the year ended November 30, 2016, the Fund’s market price increased 0.47% and the Fund’s net asset value (NAV) increased 0.61%.

Global real estate stocks had a modestly positive total return as a group for the period, although performance varied by region. Markets initially tumbled amid declining oil prices, which reached a 13-year low in February 2016, and related concerns about global growth. Stocks then moved higher into June, aided by a rebound in oil, generally better economic data and stimulus policies adopted by several central banks. The European Central Bank announced in March that it would expand its bond-buying program and include corporate debt for the first time. Markets were upended late mid-period when the U.K. unexpectedly voted in favor of leaving the European Union. Real estate markets generally recovered as the shock wore off.

Real estate stocks ended the period on a down note, as generally positive economic data was not enough to compensate for a sharp rise in bond yields globally in November amid a rising inflation outlook. While yields had been trending higher in the previous months, Donald Trump’s surprise victory in the U.S. Presidential election accelerated growth and inflation expectations due to the anticipated impact of changes in fiscal and tax policies. This prompted a rotation out of fixed income and higher-yielding equities, including REITs, into more growth-oriented investments.

In this environment, U.S. REITs (5.0% total return) advanced, despite giving back some of their sizable gains made through July. Although concerns about rising interest rates occasionally weighed on the group, commercial real estate fundamentals remained strong in most property sectors and REITs continued to report earnings that mostly met or exceeded high expectations.

In Europe, the Brexit vote weighed heavily on U.K real estate securities (–16.3%), reflecting concerns that heightened businesses uncertainty would have an immediate and negative impact on the country’s economy and capital values via curtailed hiring and investment activity. The market partly recovered as the worst economic fears were far from realized. The U.K.’s currency also declined in response to Brexit, depreciating significantly against both the euro and U.S. dollar.

On the continent, the Netherlands (–11.4%) and Italy (–28.8%), which have strong anti-EU populist political movements, were among the poorest performers. Any move toward independence by those countries would also involve exiting the euro currency—unlike the U.K.—which further complicates the debate. Italy was also hampered by the weak state of its banking sector. Germany (5.0%) outperformed, lifted by certain apartment landlords that benefited from strong and improving fundamentals in German residential markets.

Asia Pacific markets included some of the period’s best performers, helped by economic stabilization in China. Hong Kong (10.9%) rallied almost across the board. Good performers included certain retailers that benefited as Hong Kong’s high-end retail spending trends turned generally less negative. Residential developers saw some encouraging trends: late-period unit sales were strong in the primary market, while secondary market volume edged up.

In Australia (10.4%), the central bank reduced the official cash rate from 2.0% to 1.5%, a record low, which provided support to developers as well as retail landlords. Certain office companies also rallied, aided by improving fundamentals in Sydney’s office market. Japan (–3.2%) had a negative return, reflecting concerns about the health of its economy and the effectiveness of government stimulus policies.
 1 | November 30, 2016

Cohen & Steers Global Realty Majors ETF

Performance Overview	November 30, 2016 (Unaudited)

Performance (as of November 30, 2016)

	1 Year	3 Year	5 Year	Since Inception^
Cohen & Steers Global Realty Majors ETF - NAV	0.61%	4.82%	8.65%	1.76%
Cohen & Steers Global Realty Majors ETF - Market Price*	0.47%	4.75%	8.28%	1.76%
Cohen & Steers Global Realty Majors Index	1.33%	5.57%	9.44%	2.58%
FTSE EPRA/ NAREIT Developed Real Estate Index	2.83%	5.77%	9.87%	2.81%
S&P 500® Total Return Index	8.06%	9.07%	14.45%	7.81%

Total Expense Ratio (per the current Prospectus) 0.55%

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.513.5856.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	Fund Inception May 7, 2008.
*	Market Price is based on the midpoint of the bid/ask spread at 4p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Cohen & Steers Global Realty Majors®  Index: A free-float adjusted, modified market capitalization-weighted index of global real estate equities. The modified market capitalization weighting approach and qualitative screening process emphasize those companies that, in the opinion of the Cohen & Steers investment committee, are leading the securitization of real estate globally.

FTSE EPRA/NAREIT Developed Real Estate Index: An unmanaged market-weighted total return index that consists of many companies from developed markets whose floats are larger than $100 million and which derive more than half of their revenue from property-related activities.

S&P 500®  Total Return Index: The Standard  & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. Total return assumes reinvestment of any dividends and distributions realized during a given time period. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Cohen & Steers Global Realty Majors ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Cohen & Steers Global Realty Majors ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with Cohen & Steers.
2 | November 30, 2016

Cohen & Steers Global Realty Majors ETF

Performance Overview	November 30, 2016 (Unaudited)

Top 10 Holdings* (as of November 30, 2016)

Simon Property Group, Inc.	4.03%
Public Storage	3.84%
Mitsubishi Estate Co., Ltd.	3.41%
ProLogis, Inc.	3.31%
Equinix, Inc.	2.97%
Mitsui Fudosan Co., Ltd.	2.84%
AvalonBay Communities, Inc.	2.78%
Welltower, Inc.	2.77%
Equity Residential	2.70%
Unibail-Rodamco SE	2.69%
Total % of Top 10 Holdings	31.34%

*	% of Total Investments.

Future holdings are subject to change.
Country Allocation* (as of November 30, 2016)

United States	52.49%
Japan	11.05%
Hong Kong	11.00%
Australia	8.03%
France	4.31%
United Kingdom	4.12%
Germany	4.09%
Singapore	2.04%
Canada	1.20%
Spain	0.59%
Sweden	0.44%
Switzerland	0.43%
Brazil	0.21%
Total	100.00%

Growth of $10,000 (as of November 30, 2016)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
 3 | November 30, 2016

Cohen & Steers Global Realty Majors ETF

Disclosure of Fund Expenses	November 30, 2016 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2016.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Expense Ratio(a)	Expenses Paid During Period 6/1/16 - 11/30/16(b)
Cohen & Steers Global Realty Majors ETF
Actual	$1,000.00	$956.90	0.55%	$2.69
Hypothetical (5% return before expenses)	$1,000.00	$1,022.25	0.55%	$2.78

(a)	Annualized, based on the Fund's most recent fiscal half-year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

4 | November 30, 2016

Cohen & Steers Global Realty Majors ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Global Realty Majors ETF, one of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets statements for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cohen & Steers Global Realty Majors ETF of the ALPS ETF Trust as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
January 27, 2017
5 | November 30, 2016

Cohen & Steers Global Realty Majors ETF

Schedule of Investments	November 30, 2016

Security Description	Shares	Value
COMMON STOCKS (99.55%)
Australia (8.01%)
Dexus Property Group	95,110	$640,534
Goodman Group	157,070	774,803
The GPT Group	179,994	643,316
Scentre Group, Ltd.	529,793	1,658,798
Stockland	236,553	756,376
Vicinity Centres	324,459	699,623
Westfield Corp.	190,085	1,282,967
Total Australia		6,456,417

Brazil (0.21%)
BR Malls Participacoes SA(a)	53,110	169,598

Canada (1.20%)
Allied Properties Real Estate Investment Trust	7,952	200,620
Boardwalk Real Estate Investment Trust	3,765	125,005
RioCan Real Estate Investment Trust	32,197	641,879
Total Canada		967,504

France (4.30%)
Gecina SA	4,052	532,090
Klepierre	20,574	767,221
Unibail-Rodamco SE	9,810	2,165,202
Total France		3,464,513

Germany (4.08%)
alstria office REIT-AG	9,996	122,258
Deutsche EuroShop AG	4,453	173,442
Deutsche Wohnen AG	33,425	1,029,464
LEG Immobilien AG	6,220	471,347
Vonovia SE	46,350	1,494,844
Total Germany		3,291,355

Hong Kong (10.98%)
Cheung Kong Property Holdings, Ltd.	275,000	1,882,615
China Overseas Land & Investment, Ltd.	429,000	1,238,909
Hang Lung Properties, Ltd.	208,000	468,748
Hongkong Land Holdings, Ltd.	116,600	747,406
Link REIT	223,164	1,536,383
Sun Hung Kai Properties, Ltd.	158,000	2,067,556
The Wharf Holdings, Ltd.	121,700	902,179
Total Hong Kong		8,843,796

Japan (11.04%)
Japan Real Estate Investment Corp.	123	665,504
Japan Retail Fund Investment Corp.	248	503,349
Mitsubishi Estate Co., Ltd.	136,000	2,740,684
Mitsui Fudosan Co., Ltd.	97,000	2,281,181
Nippon Building Fund, Inc.	137	762,807
Nomura Real Estate Master Fund, Inc.	410	611,031

6 | November 30, 2016

Cohen & Steers Global Realty Majors ETF

Schedule of Investments	November 30, 2016

Security Description	Shares	Value
Japan (11.04%) (continued)
Sumitomo Realty & Development Co., Ltd.	48,000	$1,325,397
Total Japan		8,889,953

Singapore (2.04%)
Ascendas Real Estate Investment Trust	229,805	376,769
CapitaLand Mall Trust	266,047	361,943
CapitaLand, Ltd.	251,200	539,782
City Developments, Ltd.	61,500	362,131
Total Singapore		1,640,625

Spain (0.59%)
Merlin Properties Socimi SA	46,903	472,743

Sweden (0.44%)
Castellum AB	27,032	356,409

Switzerland (0.42%)
PSP Swiss Property AG	3,969	341,973

United Kingdom (4.12%)
The British Land Co. PLC	101,396	750,416
Derwent London PLC	10,979	331,060
Hammerson PLC	78,671	535,968
Intu Properties PLC	90,278	303,964
Land Securities Group PLC	79,408	963,746
Segro PLC	82,554	431,759
Total United Kingdom		3,316,913

United States (52.12%)
Alexandria Real Estate Equities, Inc.	7,726	846,692
American Campus Communities, Inc.	12,936	609,415
AvalonBay Communities, Inc.	13,595	2,236,242
Boston Properties, Inc.	15,232	1,886,940
Digital Realty Trust, Inc.	15,788	1,457,706
Douglas Emmett, Inc.	14,175	520,081
Equinix, Inc.	7,046	2,386,903
Equity Residential	36,224	2,173,802
Essex Property Trust, Inc.	6,496	1,402,616
Extra Space Storage, Inc.	12,540	879,807
Federal Realty Investment Trust	7,027	986,731
General Growth Properties, Inc.	57,853	1,465,995
HCP, Inc.	46,302	1,367,298
Highwoods Properties, Inc.	9,672	464,836
Host Hotels & Resorts, Inc.	73,541	1,311,972
Kilroy Realty Corp.	9,121	659,813
Kimco Realty Corp.	41,628	1,063,179
The Macerich Co.	11,933	810,131
ProLogis, Inc.	52,235	2,658,762
Public Storage	14,755	3,088,222
Realty Income Corp.	25,621	1,420,428
Regency Centers Corp.	10,285	687,449
Simon Property Group, Inc.	18,048	3,242,323
SL Green Realty Corp.	9,937	1,046,962
UDR, Inc.	26,466	900,903

7 | November 30, 2016

Cohen & Steers Global Realty Majors ETF

Schedule of Investments	November 30, 2016

Security Description	Shares	Value
United States (52.12%) (continued)
Ventas, Inc.	34,783	$2,101,589
Vornado Realty Trust	17,025	1,664,194
Weingarten Realty Investors	11,652	413,763
Welltower, Inc.	35,467	2,226,618
Total United States		41,981,372

TOTAL COMMON STOCKS (Cost $73,962,009)		80,193,171

	7 Day Yield	Shares	Value

SHORT TERM INVESTMENTS (0.30%)
Stare Street Institutional Treasury Plus Money Market Fund	0.259%	240,347	240,347

TOTAL SHORT TERM INVESTMENTS (Cost $240,347)			240,347

TOTAL INVESTMENTS (99.85%) (Cost $74,202,356)			$80,433,518

NET OTHER ASSETS AND LIABILITIES (0.15%)			116,840

NET ASSETS (100.00%)			$80,550,358

(a)	Non-income producing security.

See Notes to Financial Statements.

8 | November 30, 2016

Cohen & Steers Global Realty Majors ETF

Statement of Assets and Liabilities	November 30, 2016

ASSETS:
Investments, at value	$80,433,518
Foreign currency, at value (Cost 8,442)	8,392
Foreign tax reclaims	39,938
Dividends receivable	106,971
Total Assets	80,588,819

LIABILITIES:
Payable to adviser	38,461
Total Liabilities	38,461
NET ASSETS	$80,550,358

NET ASSETS CONSIST OF:
Paid-in capital	$80,633,493
Accumulated net investment loss	(936,753)
Accumulated net realized loss	(5,369,430)
Net unrealized appreciation	6,223,048
NET ASSETS	$80,550,358

INVESTMENTS, AT COST	$74,202,356

PRICING OF SHARES
Net Assets	$80,550,358
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	1,950,000
Net Asset Value, offering and redemption price per share	$41.31

See Notes to Financial Statements.

9 | November 30, 2016

Cohen & Steers Global Realty Majors ETF

Statement of Operations	For the Year Ended November 30, 2016

INVESTMENT INCOME:
Dividends(a)	$3,252,317
Total Investment Income	3,252,317

EXPENSES:
Investment adviser fees	525,272
Total Expenses	525,272
NET INVESTMENT INCOME	2,727,045

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	4,087,617
Net realized loss on foreign currency transactions	(12,681)
Total net realized gain	4,074,936
Net change in unrealized depreciation on investments	(5,585,631)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(3,936)
Total net change in unrealized depreciation	(5,589,567)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,514,631)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,212,414

(a)	Net of foreign tax withholding of $121,451.

See Notes to Financial Statements.

10 | November 30, 2016

Cohen & Steers Global Realty Majors ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015(a)
OPERATIONS:
Net investment income	$2,727,045	$3,255,648
Net realized gain/(loss)(a)	4,074,936	(716,962)
Net change in unrealized depreciation(a)	(5,589,567)	(3,396,040)
Net increase/(decrease) in net assets resulting from operations	1,212,414	(857,354)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,806,590)	(3,785,555)
Total distributions	(2,806,590)	(3,785,555)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	–	9,186,084
Cost of shares redeemed	(17,153,596)	(2,197,905)
Net increase/(decrease) from share transactions	(17,153,596)	6,988,179
Net increase/(decrease) in net assets	(18,747,772)	2,345,270

NET ASSETS:
Beginning of year	99,298,130	96,952,860
End of year *	$80,550,358	$99,298,130

*Including accumulated net investment loss of:	$(936,753)	$(1,907,379)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,350,000	2,200,000
Shares sold	–	200,000
Shares redeemed	(400,000)	(50,000)
Shares outstanding, end of year	1,950,000	2,350,000

(a)
Prior to November 30, 2016, the Fund presented realized gain/loss and unrealized appreciation/depreciation by investment type. This change in presentation was made to conform to industry standards and had no effect on the Fund's change in net assets.

See Notes to Financial Statements.

11 | November 30, 2016

Cohen & Steers Global Realty Majors ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$42.25	$44.07	$39.32	$39.59	$32.53

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.24	1.41	0.92	0.94	0.91
Net realized and unrealized gain/(loss)	(0.90)	(1.57)	4.85	1.25	6.97
Total from investment operations	0.34	(0.16)	5.77	2.19	7.88

DISTRIBUTIONS:
From net investment income	(1.28)	(1.66)	(1.02)	(2.27)	(0.82)
From tax return of capital	–	–	–	(0.19)	–
Total distributions	(1.28)	(1.66)	(1.02)	(2.46)	(0.82)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.94)	(1.82)	4.75	(0.27)	7.06
NET ASSET VALUE, END OF PERIOD	$41.31	$42.25	$44.07	$39.32	$39.59
TOTAL RETURN(b)	0.61%	(0.38)%	14.90%	5.60%	24.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$80,550	$99,298	$96,953	$108,137	$71,258

Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	2.86%	3.24%	2.21%	2.31%	2.47%
Portfolio turnover rate(c)	8%	7%	11%	10%	4%

(a)	Based on average shares outstanding during the period.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

12 | November 30, 2016

Cohen & Steers Global Realty Majors ETF

Notes to Financial Statements	November 30, 2016

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open‐end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2016, the Trust consisted of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Cohen & Steers Global Realty Majors ETF (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Cohen & Steers Global Realty Majors Index (the “Underlying Index”). The investment advisor uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Fund is considered non‐diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in‐kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation
The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over‐the‐counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre‐established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de‐listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.
13 | November 30, 2016

Cohen & Steers Global Realty Majors ETF

Notes to Financial Statements	November 30, 2016

B. Fair Value Measurements
The Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open‐end mutual funds are valued at their NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2016:

Investments in Securities at Value*	Level 1- Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Common Stocks	$80,193,171	$–	$–	$80,193,171
Short Term Investments	240,347	–	–	240,347
TOTAL	$80,433,518	$–	$–	$80,433,518

*	For a detailed geographical breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

C. Foreign Securities
The Fund may directly purchase securities of non‐U.S. issuers. Investing in securities of non‐U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.
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Cohen & Steers Global Realty Majors ETF

Notes to Financial Statements	November 30, 2016

D. Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex‐dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis.

F. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

G. Real Estate Investment Trusts (“REITs”)
As part of its investments in real estate related securities, the Fund will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment  buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self‐liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex‐dividend date. The calendar year‐end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax‐free pass‐through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund’s investments in REITs, the Fund may also make distributions in excess of the Fund’s earnings and capital gains. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Common Shares and, after that basis has been reduced to zero, will constitute capital gains to the Common Shareholder.

H. Federal Tax and Tax Basis Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2016, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in‐kind transactions:

Fund	Paid-in Capital	Accumulated Net Investment Gain/(Loss)	Accumulated Net Realized Gain (Loss) on Investments
Cohen & Steers Global Realty Majors ETF	$3,419,374	$1,050,171	$(4,469,545)
15 | November 30, 2016

Cohen & Steers Global Realty Majors ETF

Notes to Financial Statements	November 30, 2016

The tax character of the distributions paid during the fiscal years ended November 30, 2016 and November 30, 2015 were as follows:

Ordinary Income
November 30, 2016
Cohen & Steers Global Realty Majors ETF	$2,806,590
November 30, 2015
Cohen & Steers Global Realty Majors ETF	$3,785,555

Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short‐term and/or long‐term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short‐term. As a transition rule, the Modernization Act requires that post‐enactment net capital losses be used before pre‐enactment  net capital losses. Additionally, post‐enactment capital losses that are carried forward will retain their character as either short‐term or long‐term losses rather than being considered all short‐term as under previous law.

At November 30, 2016, the Fund had available for tax purposes unused pre‐enactment capital loss carryforwards as follows:

Fund	Expiring in 2017	Expiring in 2018
Cohen & Steers Global Realty Majors ETF	$809,982	$187,815

At November 30, 2016, the Fund had available for tax purposes unused post‐enactment capital loss carryforwards as follows:

Fund	Short-Term	Long-Term
Cohen & Steers Global Realty Majors ETF	$1,204,033	$2,460,001

As of November 30, 2016, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed net investment income	$487,785
Accumulated net realized loss on investments	(4,661,831)
Net unrealized appreciation on investments	4,090,911
Total	$(83,135)

As of November 30, 2016, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Gross appreciation (excess of value over tax cost)	$8,851,524
Gross depreciation (excess of tax cost over value)	(4,752,499)
Net depreciation on foreign currency transactions	(8,114)
Net unrealized appreciation (depreciation)	4,090,911
Cost of investments for income tax purposes	$76,334,493

The differences between book‐basis and tax‐basis are primarily due to Passive Foreign Investment Company (“PFIC”) adjustments and the deferral of losses due to wash sales.

I. Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more‐likely‐than‐not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more‐likely‐than‐not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

16 | November 30, 2016

Cohen & Steers Global Realty Majors ETF

Notes to Financial Statements	November 30, 2016

As of and during the year ended November 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.55% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all the Fund's expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub‐adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out‐of‐pocket expenses relating to attendance at meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2016, the cost of purchases and proceeds from sales of investment securities, excluding in‐kind transactions and short‐term investments, were as follows:

Purchases	Sales
$8,048,440	$7,576,482

For the year ended November 30, 2016, the cost of in‐kind purchases and proceeds from in‐kind sales were as follows:

Purchases	Sales
$–	$17,187,614

For the year ended November 30, 2016, the Cohen and Steers Global Realty Majors ETF had in‐kind net realized gain of $4,486,058.

Gains on in‐kind transactions are not considered taxable for federal income tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker‐dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in‐kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.
17 | November 30, 2016

Cohen & Steers Global Realty Majors ETF

Additional Information	November 30, 2016 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12‐month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov and upon request, by calling (toll‐free) 1‐866‐675‐2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N‐Q. Forms N‐Q for the Fund are available on the SEC’s website at www.sec.gov. The Fund’s Forms N‐Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1‐800‐SEC‐0330. The Fund’s Forms N‐Q are available without charge, upon request, by calling (toll‐free) 1‐866‐675‐2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Fund designated the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2015:

	Qualified Dividend Income	Dividend Received Deduction
Cohen and Steers Global Realty Majors ETF	13.63%	0.00%

In early 2016, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2015 via Form 1099. The Fund will notify shareholders in early 2017 of amounts paid to them by the Fund, if any, during the calendar year 2016.

LICENSING AGREEMENT

Cohen & Steers is the Index Provider for the Cohen & Steers Global Realty Majors ETF. Cohen & Steers is not affiliated with the Trust, the Adviser or the Distributor. ALPS, an affiliate of the Adviser, and the Trust have entered into a license agreement with Cohen & Steers to use the Index.

THE FUND IS NOT SPONSORED, MANAGED OR ADVISED BY COHEN & STEERS CAPTIAL MANAGEMENT, INC. (“C&S”). C&S MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX TO TRACK PERFORMANCE OF A MARKET OR SECTOR. C&S’S ONLY RELATIONSHIP TO ALPS IS IN RELATION TO THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF C&S AND OF ONE OR MORE C&S INDEXES, INCLUDING THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY C&S WITHOUT REGARD TO ALPS OR THE FUND. C&S HAS NO OBLIGATION TO TAKE THE NEEDS OF ALPS, THE FUND OR THE FUND SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX. C&S IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE TIMING OF THE ISSUANCE OR SALE OF FUND SHARES OR IN THE DETERMINATION OR CALCULATION OF THE VALUATION OF THE FUND’S ASSETS. C&S HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR PORTFOLIO MANAGEMENT OF THE FUND. C&S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX OR ANY DATA INCLUDED THEREIN AND C&S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. C&S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ALPS, THE FUND, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX OR ANY DATA INCLUDED THEREIN. C&S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF USE WITH RESPECT TO THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL C&S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Advisor does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Advisor shall have no liability for any errors, omissions or interruptions therein. The Advisor makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Advisor makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Advisor have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index even if notified of the possibility of such damages.
18 | November 30, 2016

Cohen & Steers Global Realty Majors ETF

Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2016 (Unaudited)

At an in‐person meeting held on June 6, 2016, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the Cohen & Steers Global Realty Majors ETF (“GRI” or “the Fund”). The Independent Trustees also met separately to consider the Advisory Agreement.

In evaluating the Investment Advisory Agreements with respect to GRI, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Trustees considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day‐to‐day management of the Fund.

The Trustees reviewed information on the performance of the Fund and its benchmark. The Trustees also evaluated the correlation and tracking error between the underlying index and the Fund’s performance. Based on their review, the Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality was satisfactory.

The Trustees noted that the advisory fee for the Fund was a unitary fee pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Trustees noted the following:  The net advisory fee rate for the Fund is higher than the median of its Broadridge expense group. GRI’s net advisory fee rate was slightly above the medians of its Broadridge expense group. The Fund’s expense ratio is at the median of its Broadridge expense group.

Based on the foregoing, and the other information available to them, the Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Trustees also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund. The Trustees reviewed and noted the relatively small sizes of the Fund and concluded that AAI was not realizing any economies of scale. The Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to renew the Investment Advisory Agreement, the Trustees concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.
19 | November 30, 2016

Cohen & Steers Global Realty Majors ETF

Trustees & Officers	November 30, 2016 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non‐interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/ Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	44	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co‐Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co‐Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	46
Mr. Deems is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (31 funds); and Reaves Utility Income Fund (1 fund); Clough Funds Trust(1 fund) and Elevation ETF Trust (2 fund).

Rick A. Pederson, 1952	Trustee	Since March 2008
Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 ‐ present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 ‐ present; Advisor, The Pauls Corporation (real estate investment management and development), 2008 ‐ present; Chairman, Ross Consulting Group (real estate consulting services) 1983 ‐ 2013; Advisory Board Member, Neenan Company (construction services) 2002 ‐ present; Board Member, Prosci Inc. (private business services) 2013 ‐ 2016; Board Member, Citywide Banks (Colorado community bank) 2014 ‐ present; Board Member, Strong‐Bridge Consulting (management consulting) 2015 ‐ present; Director, National Western Stock Show (not‐for‐profit organization); Director, Biennial of the Americas (not‐for‐profit‐organization), 2012 ‐ 2015; Board Member, History Colorado, 2015 ‐ present.
				22	Mr. Pederson is Trustee of Westcore Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

20 | November 30, 2016

Cohen & Steers Global Realty Majors ETF

Trustees & Officers	November 30, 2016 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008
Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”) and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.
				33	Mr. Carter is a Trustee of ALPS Variable Investment Trust (10 funds); Principal Real Estate Income Fund (1 fund); and RiverNorth Opportunities Fund, Inc. (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

21 | November 30, 2016

Cohen & Steers Global Realty Majors ETF

Trustees & Officers	November 30, 2016 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015
Erin Nelson became Senior Vice‐President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice‐President and Assistant General Counsel of ALPS Fund Services, Inc. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All‐Star Growth Fund, Inc., Liberty All‐Star Equity Fund, Principal Real Estate Income Fund, and RiverNorth Opportunities Fund, Inc.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012
Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Principal Real Estate Income Fund, Clough Funds Trust and RiverNorth Opportunities Fund, Inc.

Andrew P. Meloni, 1969	Assistant Treasurer	Since December 2016
Mr. Meloni is a Fund Controller for ALPS Fund Services, Inc. Mr. Meloni joined ALPS in 2007 and because of his position with ALPS, he is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Meloni is also Assistant Treasurer to the Liberty All‐Star Equity Fund, Liberty All‐Star Growth Fund, Inc., Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and ALPS Variable Investment Trust.

Abigail J. Murray, 1975	Secretary	Since June 2015
Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Ms. Murray is also the Secretary of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust, The Caldwell & Orkin Funds, Inc. and RiverNorth Opportunities Fund, Inc. and Assistant Secretary of Elevation ETF Trust and Principal Real Estate Income Fund.

Andrea E. Kuchli, 1985	Assistant Secretary	Since December 2015
Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of Elevation ETF Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds and RiverNorth Opportunities Fund, Inc.

Sharon Akselrod, 1974	Assistant Secretary	Since December 2016
Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013‐2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008‐2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling (toll-free) 1-866-513-5856.
22 | November 30, 2016

Intentionally Left Blank

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent Registered Public Accounting Firm	5
Schedule of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes In Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Additional Information	19
Board Considerations Regarding Approval of Investment Advisory Agreement	20
Trustees & Officers	21

alpsfunds.com

U.S. Equity High Volatility Put Write Index Fund

Performance Overview	November 30, 2016 (Unaudited)

Investment Objective
The U.S. Equity High Volatility Put Write Index Fund (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the NYSE Arca U.S. Equity High Volatility Put Write IndexSM (the “Underlying Index”). The Underlying Index reflects the performance of a portfolio of exchange‐traded put options on highly volatile stocks.

The Underlying Index measures the return of a hypothetical portfolio consisting of exchange traded put options which have been sold on each of 40 stocks and a cash position. The 40 stocks on which options are sold (“written”) are those 40 stocks from a selection of the largest capitalized (over
$5 billion in market capitalization) stocks which also have listed options and which have the highest volatility, as determined by the NYSE Arca, Inc. (the “NYSE Arca”), the Fund’s index provider (the “Index Provider”).

Performance Overview
The twelve month period ended November 30th, 2016 marked the third full year for the Fund, which listed on the NYSE Arca Exchange on February 28th, 2013. The Fund was up 0.79% on a total return basis from December 1st, 2015 through November 30th, 2016, while distributing approximately 9% or $1.81 per share in each of the Fund’s six bi‐monthly distributions during this same period.

The Fund’s return was consistent with the Fund’s Underlying Index, which was up 2.20% on a gross basis and up 1.25% on a net of fees basis (exclusive of commissions and the compounding effect of reinvested distributions in the index). Of the 240 two‐month options sold by the Fund that expired prior to November 30th, 2016, 66 expired “in‐the‐money” and were subsequently closed, while 174 expired worthless.

Because the Fund collateralizes its short put positions by purchasing 3‐month T‐bills, part of the Fund’s return is generated by interest income. During the 12‐month period ending November 30th, 2016, interest rates remained very low historically, however, short‐term rates did increase dramatically at the beginning of 2016 and then again after the U.S. Presidential election in early November. Should short‐term interest rates increase further, the Fund’s return from enhanced interest income will also increase.

While not an “apples‐to‐apples” comparison, over the same time period (Dec 1st, 2015 through Nov 30th, 2016), the S&P 500 TR Index was up 8.1%. However, its annualized historical volatility of 16.3% during the period was far greater than the Fund’s annualized historical volatility of 10.7%. Even though the CBOE SPX Volatility Index (VIX) was down almost 17.5% during the period, the market experienced heightened volatility on 3 different occasions during the period (Crude oil collapse, Brexit, & the U.S. Presidential election), which contributed to roughly 27.5% of the Fund’s put positions expiring “in‐the‐money”. The Fund’s correlation and beta to the S&P 500 TR Index for the period were 60.1% and 0.38, respectively.

Looking forward, we believe the Fund’s strategy of selling high implied volatility put options on a diversified selection of large‐capitalization stocks with strike prices that are 15% “out‐of‐the‐money” will continue to provide income potential to investors, while at the same time allowing the Fund to experience lower volatility than the broad market.

Definitions:
Put Options: financial instruments that give the owner/buyer the right, but not the obligation, to sell a specified quantity of a security at a set price called the “strike” price on or before an agreed upon expiration date.

Volatility: the measure of a financial instrument’s price variation over time. Higher volatility suggests that a security's value could vary over a larger range of values. This means that the price of the security could change dramatically over a short time period in either direction. Lower volatility suggests that a security's value does not fluctuate dramatically, but changes in value at a steady pace over a period of time.

Fund Performance (as of November 30, 2016)

	1 Year	3 Year	Since Inception^
U.S. Equity High Volatility Put Write Index Fund ‐ NAV	0.79%	‐0.03%	2.42%
U.S. Equity High Volatility Put Write Index Fund ‐ Market Price*	1.59%	0.01%	2.55%
U.S. Equity High Volatility Put Write Total Return Index	2.20%	1.81%	4.40%
S&P 500® Total Return Index	8.06%	9.07%	12.76%

Total Expense Ratio (per the current prospectus) 0.95%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.855.325.8020.
1 | November 30, 2016

U.S. Equity High Volatility Put Write Index Fund

Performance Overview	November 30, 2016 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on February 28, 2013.
*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

NYSE Arca U.S. Equity High Volatility Put Write IndexSM- Total Return: measures the return of a hypothetical portfolio of listed put options on each of 40 stocks and a cash (U.S. T-Bill) position. The 40 underlying stocks on which options are written are a selection of the largest capitalized (over $5 billion in market cap) U.S. listed stocks which also have listed options and which have the highest volatility, as determined by the NYSE Arca, Inc., the Fund’s Index provider. No more than 17.5% of the Index positions will be from the same sector. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The NYSE Arca U.S. Equity High Volatility Put Write Total Return IndexSM: is a service mark of NYSE Euronext or its affiliates and has been licensed for use by ALPS Advisors, Inc. in connection with the U.S. Equity High Volatility Put Write Index Fund. Neither the Trust nor the Fund is sponsored, endorsed, sold or promoted by NYSE Euronext. NYSE Euronext makes no representations or warranties regarding the Trust or the Fund or the ability of the NYSE Arca U.S. Equity HighVolatility Put Write IndexSMto track general stock market performance.

S&P 500®Total Return Index: The Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. One cannot invest directly in an index. Index performance does not reflect fund performance.

The U.S. Equity High Volatility Put Write Index Fund is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the U.S. Equity High Volatility Put Write Index Fund.
2 | November 30, 2016

U.S. Equity High Volatility Put Write Index Fund

Performance Overview	November 30, 2016 (Unaudited)

Growth Of $10,000 (as of November 30, 2016)

Comparison of change in value of a $10,000 investment in the Fund and the Underlying Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Asset Allocation* (as of November 30, 2016)

Short Term Investments	101.10%
Written Put Options	‐1.17%
Common Stocks	0.07%
Total	100.00%

*	% of Total Investments.

Holdings are subject to change.
3 | November 30, 2016

U.S. Equity High Volatility Put Write Index Fund

Disclosure of Fund Expenses	November 30, 2016 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2016.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Expense Ratio(a)	Expenses Paid During Period 6/1/16 - 11/30/16(b)
U.S. Equity High Volatility Put Write Index Fund
Actual	$1,000.00	$1,029.60	0.95%	$4.82
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	0.95%	$4.80

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

4 | November 30, 2016

U.S. Equity High Volatility Put Write Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of U.S. Equity High Volatility Put Write Index Fund, one of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Equity High Volatility Put Write Index Fund of the ALPS ETF Trust as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financials highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
January 27, 2017
5 | November 30, 2016

U.S. Equity High Volatility Put Write Index Fund

Schedule of Investments	November 30, 2016

Security Description	Shares	Value
COMMON STOCK (0.07%)
Communications (0.07%)
TripAdvisor, Inc.(a)(b)	500	$24,140

TOTAL COMMON STOCK
(Cost $26,976)		24,140

Security Description	Principal Amount	Value
SHORT TERM INVESTMENTS (100.98%)
U.S. Treasury Bill Discount Notes
0.311%, 12/01/2016(c)	$7,500,000	$7,500,000
0.288%, 01/12/2017(b)(c)	6,500,000	6,497,667
0.304%, 01/19/2017(c)	19,000,000	18,991,488
0.348%, 02/02/2017(c)	2,700,000	2,698,034

TOTAL SHORT TERM INVESTMENTS (Cost $35,688,129)		35,687,189

TOTAL INVESTMENTS (101.05%) (Cost $35,715,105)		$35,711,329

NET LIABILITIES LESS OTHER ASSETS (‐1.05%)(d)		(371,116)

NET ASSETS (100.00%)		$35,340,213

(a)	Non-income producing security.
(b)	All or a portion of this security is being held as collateral for written options.
(c)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(d)	Includes cash, in the amount of $2,496, which is being held as collateral for written options.

SCHEDULE OF WRITTEN OPTIONS

	Expiration Date	Exercise Price	Contracts	Value
WRITTEN PUT OPTIONS
Akamai Technologies, Inc.	12/16/2016	$50.00	(175)	$(1,487)
American Airlines	12/16/2016	34.00	(258)	(1,032)
Biogen, Inc.	12/16/2016	250.00	(35)	(2,363)
BioMarin Pharmaceutical, Inc.	12/16/2016	70.00	(125)	(1,563)
Cabot Oil & Gas Corp.	12/16/2016	18.00	(488)	(3,660)
CF Industries Holdings, Inc.	12/16/2016	22.50	(390)	(2,535)
Continental Resource	12/16/2016	44.00	(199)	(1,990)
Devon Energy Corp.	12/16/2016	35.00	(251)	(502)
Energen Corp.	12/16/2016	45.00	(195)	(6,825)
Herbalife Ltd.	12/16/2016	50.00	(175)	(38,500)
Illumina, Inc.	12/16/2016	120.00	(73)	(3,102)
Incyte Corp.	12/16/2016	75.00	(117)	(3,510)
Ingram Micro, Inc.	12/16/2016	30.00	(293)	(1,465)
Macy's, Inc.	12/16/2016	31.00	(283)	(2,547)
Mallinckrodt PLC	12/16/2016	55.00	(159)	(60,420)
Murphy Oil Corp.	12/16/2016	25.00	(351)	(1,755)
Mylan NV	12/16/2016	32.50	(270)	(3,105)
Newmont Mining Corp.	12/16/2016	30.00	(293)	(11,427)
Nordstrom, Inc.	12/16/2016	47.50	(185)	(555)
Pilgrim's Pride Corp.	12/16/2016	18.25	(481)	(48,100)
6 | November 30, 2016

U.S. Equity High Volatility Put Write Index Fund

Schedule of Investments	November 30, 2016

	Expiration Date	Exercise Price	Contracts	Value
WRITTEN PUT OPTIONS (continued)
Qorvo, Inc.	12/16/2016	$50.00	(175)	$(7,875)
Range Resources Corp.	12/16/2016	31.00	(283)	(9,197)
ServiceNow, Inc.	12/16/2016	70.00	(125)	(1,875)
Splunk, Inc.	12/16/2016	50.00	(175)	(4,375)
Stericycle, Inc.	12/16/2016	65.00	(135)	(3,712)
Targa Resources Corp.	12/16/2016	40.00	(219)	(3,833)
Tesla Motors, Inc.	12/16/2016	175.00	(50)	(6,325)
The Mosaic Co.	12/16/2016	21.00	(418)	(1,672)
Trimble, Inc.	12/16/2016	25.00	(351)	(4,387)
TripAdvisor, Inc.	12/16/2016	55.00	(154)	(100,870)
Under Armour, Inc.	12/16/2016	32.50	(270)	(56,025)
United Continental	12/16/2016	47.00	(187)	(748)
United Rentals, Inc.	12/16/2016	65.00	(135)	(675)
Vertex Pharmaceuticals, Inc.	12/16/2016	65.00	(135)	(4,050)
Western Digital Corp.	12/16/2016	45.00	(195)	(292)
Westlake Chemical Corp.	12/16/2016	45.00	(195)	(2,925)
WestRock Co.	12/16/2016	40.00	(219)	(3,833)
Whole Foods Market, Inc.	12/16/2016	24.00	(366)	(1,098)
Wynn Resorts Ltd.	12/16/2016	82.50	(106)	(1,325)
Zillow Group, Inc.	12/16/2016	30.00	(293)	(2,198)
TOTAL WRITTEN PUT OPTIONS (Premiums received $599,619)				$(413,733)

See Notes to Financial Statements.
7 | November 30, 2016

U.S. Equity High Volatility Put Write Index Fund

Statements of Assets and Liabilities	November 30, 2016

U.S. Equity High Volatility Put Write Index Fund
ASSETS:
Investments, at value	$35,711,329
Cash	67,517
Deposits with brokers for written options	2,496
Total Assets	35,781,342

LIABILITIES:
Written options, at value (Proceeds 599,619)	413,733
Payable to adviser	27,396
Total Liabilities	441,129
NET ASSETS	$35,340,213

NET ASSETS CONSIST OF:
Paid‐in capital	$35,769,644
Accumulated net realized loss	(611,541)
Net unrealized appreciation	182,110
NET ASSETS	$35,340,213

INVESTMENTS, AT COST	$35,715,105

PRICING OF SHARES
Net Assets	$35,340,213
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	1,800,000
Net Asset Value, offering and redemption price per share	$19.63

See Notes to Financial Statements.
8 | November 30, 2016

U.S. Equity High Volatility Put Write Index Fund

Statements of Operations	For the Year Ended November 30, 2016

U.S. Equity High Volatility Put Write Index Fund
INVESTMENT INCOME:
Interest	$102,029
Total investment income	102,029

EXPENSES:
Investment adviser fees	389,492
Total Expenses	389,492
NET INVESTMENT LOSS	(287,463)

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized loss on investments	(4,918,882)
Net realized gain on written option contracts	5,283,838
Total realized gain	364,956
Net change in unrealized appreciation on investments	36,864
Net change in unrealized depreciation on written option contracts	(254,390)
Total change in unrealized depreciation	(217,526)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND WRITTEN OPTION CONTRACTS	147,430
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(140,033)

See Notes to Financial Statements.
9 | November 30, 2016

U.S. Equity High Volatility Put Write Index Fund

Statements of Changes in Net Assets

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015(a)
OPERATIONS:
Net investment loss	$(287,463)	$(478,439)
Net realized gain/(loss)(a)	364,956	(1,207,519)
Net change in unrealized appreciation/(depreciation)(a)	(217,526)	29,837
Net decrease in net assets resulting from operations	(140,033)	(1,656,121)

DISTRIBUTIONS TO SHAREHOLDERS:
Tax return of capital	(3,811,090)	(4,785,224)
Total distributions	(3,811,090)	(4,785,224)

CAPTIAL SHARE TRANSACTIONS:
Proceeds from sale of shares	4,000,077	14,107,670
Cost of shares redeemed	(15,899,656)	(8,756,528)
Net increase/(decrease) from share transactions	(11,899,579)	5,351,142
Net decrease in net assets	(15,850,702)	(1,090,203)

NET ASSETS:
Beginning of period	51,190,915	52,281,118
End of period*	$35,340,213	$51,190,915

*Including accumulated net investment income of:	$–	$–

OTHER INFORMATION:
CAPTIAL SHARE TRANSACTIONS:
Beginning shares	2,400,000	2,200,002
Shares sold	200,000	600,000
Shares redeemed	(800,000)	(400,002)
Shares outstanding, end of period	1,800,000	2,400,000

(a)
Prior to November 30, 2016, the Fund presented realized gain/loss and unrealized appreciation/depreciation by investment type. This change in presentation was made to conform to industry standards and had no effect on the Fund's change in net assets.

See Notes to Financial Statements.
10 | November 30, 2016

U.S. Equity High Volatility Put Write Index Fund

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2016		For the Year Ended November 30, 2015		For the Year Ended November 30, 2014	For the Period February 28, 2013 (Commencement of Operations) to November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$21.33		$23.76		$25.80	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.14)		(0.21)		(0.22)	(0.18)
Net realized and unrealized gain/(loss)	0.25		(0.15)		0.42	2.50
Total from investment operations	0.11		(0.36)		0.20	2.32

DISTRIBUTIONS:
From net investment income	–		–		–	(1.52)
Tax return of capital	(1.81)		(2.07)		(2.24)	–
Total distributions	(1.81)		(2.07)		(2.24)	(1.52)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.70)		(2.43)		(2.04)	0.80
NET ASSET VALUE, END OF PERIOD	$19.63		$21.33		$23.76	$25.80
TOTAL RETURN(b)	0.79%		(1.70%)		0.84%	9.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$35,340		$51,191		$52,281	$28,379

Ratio of expenses to average net assets	0.95%		0.95%		0.95%	0.95	%(c)
Ratio of net investment loss to average net assets	(0.70%)		(0.90%)		(0.92%)	(0.92	%)(c)
Portfolio turnover rate(d)	0	%(e)	0	%(e)	0%	0%

(a)	Based on average shares outstanding during the period.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year is not annualized.
(e)
The Fund typically holds no long positions at the end of each month because it is not part of the Fund’s principal investment strategy. The Fund held one long position which was excluded from the portfolio turnover calculation.

See Notes to Financial Statements.
11 | November 30, 2016

U.S. Equity High Volatility Put Write Index Fund

Notes to Financial Statements	November 30, 2016

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open‐end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2016, the Trust consists of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the U.S. Equity High Volatility Put Write Index Fund (the “Fund”).

The investment objective of the Fund is to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the NYSE Arca U.S. Equity High Volatility Put Write IndexSM (the “Underlying Index”). The Underlying Index reflects the performance of a portfolio of exchange‐traded put options on highly volatile stocks. The Fund is considered non‐diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Shares of the Fund (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares, at net asset value (“NAV”), in blocks of 100,000 Shares, each of which is called a “Creation Unit.” Creation Units of the Fund are issued and redeemed for cash. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation
The Fund’s NAV is determined daily, as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. The NAV is computed by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over‐the‐counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market. Treasury Bills and Treasury Notes are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service.

The Fund’s listed put options are valued at the mean of the most recent bid and ask prices.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre‐established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de‐listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.
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U.S. Equity High Volatility Put Write Index Fund

Notes to Financial Statements	November 30, 2016

B. Fair Value Measurements
The Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open‐end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy. Treasury Bills and Treasury Notes are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service and are categorized as Level 2 in the hierarchy, due to their active trading, short‐term maturity and liquidity. Listed put options are valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service and are categorized as Level 1 in the hierarchy, due to their active trading and short‐term expiration.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments at November 30, 2016:

U.S. Equity High Volatility Put Write Index Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$24,140	$–	$–	$24,140
Short Term Investments	$–	$35,687,189	$–	$35,687,189
Total	$24,140	$35,687,189	$–	$35,711,329

Other Financial Instruments
Liabilities
Written Option Contracts	$(372,651)	$(41,082)	$–	$(413,733)
Total	$(372,651)	$(41,082)	$–	$(413,733)

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.
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U.S. Equity High Volatility Put Write Index Fund

Notes to Financial Statements	November 30, 2016

The Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex‐dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, and any net short‐term capital gains are distributed to shareholders following each 60 day period. Any other net income or capital gains will be distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, the Fund intends to distribute, at the end of each 60‐day period out of net investment income and/or net short‐term capital gains, an amount of cash equal to 1.5% of the Fund’s net assets at the end of such 60‐day period. If the Fund’s net investment income and net short‐term capital gains are insufficient to support a 1.5% distribution in any 60‐day period, the distribution will be reduced by the amount of the shortfall. As a result of the Fund’s investment strategy, it is not expected that the Fund will have income from long‐term capital gains.

E. Federal Tax and Tax Basis Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2016, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in‐kind transactions:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
U.S. Equity High Volatility Put Write Index Fund	$(329,691)	$287,463	$42,228

Included with amounts reclassified was a net operating loss offset to paid‐in capital of $287,463.

The tax character of the distributions paid during the fiscal years ended November 30, 2016 and November 30, 2015 were as follows:

Tax Return of Capital
November 30, 2016
U.S. Equity High Volatility Put Write Index Fund	$3,811,090
November 30, 2015
U.S. Equity High Volatility Put Write Index Fund	$4,785,224

As of November 30, 2016, the components of distributable earnings on a tax basis for the Fund were as follows:

U.S. Equity High Volatility Put Write Index Fund
Accumulated net realized loss on investments	$(611,541)
Net unrealized appreciation on investments	182,110
Total	$(429,431)
14 | November 30, 2016

U.S. Equity High Volatility Put Write Index Fund

Notes to Financial Statements	November 30, 2016

At November 30, 2016 the U.S. Equity High Volatility Put Write Index Fund post‐enactment capital losses deferred to the next tax year were as follows:

Fund	Short-Term
U.S. Equity High Volatility Put Write Index Fund	$611,541

Capital loss carryovers used during the period ended November 30, 2016 were $407,184.

As of November 30, 2016, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

U.S. Equity High Volatility Put Write Index Fund
Gross appreciation (excess of value over tax cost)	$–
Gross depreciation (excess of tax cost over value)	(3,776)
Net appreciation of derivatives	185,886
Net unrealized appreciation/ (depreciation)	182,110
Cost of investments for income tax purposes	$35,715,105

F. Income Taxes
No provision for income taxes are included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more‐likely‐than‐not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more‐likely‐than‐not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Derivative Instruments and Hedging Activities
The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objective permits the Fund to purchase derivative contracts including written options. In doing so, the Fund will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Cash collateral that has been pledged to cover derivative obligations of the Fund and cash collateral received from the counterparty and non‐cash collateral pledged by the Fund, if any, is noted in the Fund’s Schedule of Investments.

A written put option on an asset by the Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations.
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U.S. Equity High Volatility Put Write Index Fund

Notes to Financial Statements	November 30, 2016

Market Risk Factors: In pursuit of the Fund’s investment objectives, the Fund will use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: The value of the options sold by the Fund is based on the value of the instruments directly or indirectly underlying such options. Accordingly, the Fund is exposed to equity risk, which is the risk that the value of the underlying stocks or ETFs underlying options written by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of such stocks or ETFs participate, or factors relating to specific companies. In such event, the value of the options sold by the Fund will likely decline. Additionally, if the value of the stocks or ETFs underlying the options sold by the Fund increases, the Fund’s returns will not increase accordingly.

Put Option Risk: Options are generally subject to volatile swings in price based on changes in value of the underlying instrument, and the options written by the Fund may be particularly subject to this risk because the underlying stocks are selected by the Index Provider to have high volatility. The Fund will incur a form of economic leverage through its use of options, which will increase the volatility of the Fund’s returns and may increase the risk of loss to the Fund. While the Fund will collect premiums on the options it writes, the Fund’s risk of loss if one or more of its options is exercised and expires in‐the‐money may substantially outweigh the gains to the Fund from the receipt of such option premiums. The Fund will either earmark or segregate sufficient liquid assets to cover its obligations under each option on an ongoing basis. Moreover, the options sold by the Fund may have imperfect correlation to the returns of its underlying stocks or ETFs.

Implied Volatility Risk: When the Fund sells a listed put option, it gains the amount of the premium it receives, but also incurs a corresponding liability representing the value of the option it has sold (until the option is exercised and finishes in the money or expires worthless). The value of the options in which the Fund invests is partly based on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying stocks or ETFs do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV. The Fund is therefore exposed to implied volatility risk before the options expire or are exercised. This is the risk that the value of the implied volatility of the options sold by the Fund will increase due to general market and economic conditions, perceptions regarding the industries in which the issuers of such stock participate, or factors relating to specific companies.

Transactions in written option contracts during the year ended November 30, 2016, were as follows:

	Written Put Options
	Number of Contracts	Premiums
Options outstanding at November 30, 2015	(11,817)	$(1,451,725)
Options written	(69,991)	(6,207,424)
Options exercised	11,244	1,426,177
Options expired	57,412	5,213,871
Options closed	4,170	419,482
Options outstanding at November 30, 2016	(8,982)	(599,619)
Market Value, November 30, 2016		$(413,733)

The effect of derivatives instruments on the Statement of Assets and Liabilities as of November 30, 2016:

	Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
U.S. Equity High Volatility Put Write Index Fund
Equity Contracts (Written Options)	Written options, at value	$413,733
		$413,733

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U.S. Equity High Volatility Put Write Index Fund

Notes to Financial Statements	November 30, 2016

The effect of derivatives instruments on the Statement of Operations for the year ended November 30, 2016:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
U.S. Equity High Volatility Put Write Index Fund
Equity Contracts (Written Options)	Net realized gain on written option contracts/Net change in unrealized depreciation on written option contracts	$5,283,838	$(254,390)
Total		$5,283,838	$(254,390)

The average written option contracts volume for the Fund were 11,119 during the year ended November 30, 2016.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.95% of the Fund’s average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed pay substantially all of the Fund's expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub‐adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out‐of‐pocket expenses relating to attendance at meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2016, the cost of purchases and proceeds from sales of common stock related to exercised written put options were as follows:

Fund	Purchases	Sales
U.S. Equity High Volatility Put Write Index Fund	$40,520,951	$35,738,893

Investment Transactions in U.S. Government Obligations for the period ended November 30, 2016 were as follows:

Fund	Purchases	Sales
U.S. Equity High Volatility Put Write Index Fund	$42,676,875	$57,699,779

17 | November 30, 2016

U.S. Equity High Volatility Put Write Index Fund

Notes to Financial Statements	November 30, 2016

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund on a cash basis only in Creation Unit size aggregations of 100,000 Shares. Only broker‐dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund.

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U.S. Equity High Volatility Put Write Index Fund

Additional Information	November 30, 2016 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12‐month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov and upon request, by calling (toll‐free) 1‐866‐675‐2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N‐Q. Form N‐Q for the Fund will be available on the SEC’s website at www.sec.gov. The Fund’s Form N‐Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1‐800‐SEC‐0330. The Fund’s Form N‐Q will be available without charge, upon request, by calling (toll‐free) 1‐866‐675‐2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

LICENSING AGREEMENT

The U.S. Equity High Volatility Put Write Index Fund is not sponsored, endorsed, sold or promoted by NYSE Group, Inc. or its affiliates (“NYSE Group”). NYSE Group makes no representation or warranty regarding the advisability of investing in securities generally, in The U.S. Equity High Volatility Put Write Index Fund particularly, or the ability of the NYSE Arca U.S. Equity High Volatility Put Write IndexSMto track general stock market performance.

NYSE GROUP MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE ARCA U.S. EQUITY HIGH VOLATILITY PUT WRITE INDEXSMOR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL NYSE GROUP HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOSS OF PROFITS), EVEN IF NOTIFIED OF THE POSSIBLIITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.
19 | November 30, 2016

U.S. Equity High Volatility Put Write Index Fund

Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2016 (Unaudited)

At an in‐person meeting held on June 6, 2016, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the U.S. Equity High Volatility Put Write Index Fund (“HVPW” or “the Fund”). The Independent Trustees also met separately to consider the Advisory Agreement.

In evaluating the Investment Advisory Agreement with respect to HVPW, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Trustees considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day‐to‐day management of the Fund.

The Trustees reviewed information on the performance of the Fund and its benchmark. The Trustees also evaluated the correlation and tracking error between the Fund’s underlying index and the Fund’s performance. Based on their review, the Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Trustees noted that the advisory fee for the Fund was a unitary fee pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Trustees noted the following: The net advisory fee rate for the Funds is higher than the median of its Broadridge expense group. The Fund’s expense ratio, however, is HVPW, at the median of its respective Broadridge expense group.

The Trustees took into account, among other things, HVPW’s unique strategy relative to the peer group. The Trustees also took into consideration the Adviser’s ability to manage the fund directly, as well as the anticipated impact of the termination of the sub‐advisory agreement with HVPW’s sub‐adviser, Rich Investment Solutions, LLC on HVPW’s profitability to the Adviser.

Based on the foregoing, and the other information available to them, the Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Trustees also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund. The Trustees reviewed and noted the relatively small sizes of the Fund and concluded that AAI was not realizing any economies of scale. The Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to renew the Investment Advisory Agreement, the Trustees concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

20 | November 30, 2016

U.S. Equity High Volatility Put Write Index Fund

Trustees & Officers	November 30, 2016 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non‐interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/ Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	44	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co‐Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co‐Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	46
Mr. Deems is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (31 funds); and Reaves Utility Income Fund (1 fund); Clough Funds Trust (1 fund) and Elevation ETF Trust (2 fund).

Rick A. Pederson, 1952	Trustee	Since March 2008
Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 ‐ present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 ‐ present; Advisor, The Pauls Corporation (real estate investment management and development), 2008 ‐ present; Chairman, Ross Consulting Group (real estate consulting services) 1983 ‐ 2013; Advisory Board Member, Neenan Company (construction services) 2002 ‐ present; Board Member, Prosci Inc. (private business services) 2013 ‐ 2016; Board Member, Citywide Banks (Colorado community bank) 2014 ‐ present; Board Member, Strong‐Bridge Consulting (management consulting) 2015 ‐ present; Director, National Western Stock Show (not‐for‐profit organization); Director, Biennial of the Americas (not‐for‐profit‐organization), 2012 ‐ 2015; Board Member, History Colorado, 2015 - present.
				22	Mr. Pederson is Trustee of Westcore Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

21 | November 30, 2016

U.S. Equity High Volatility Put Write Index Fund

Trustees & Officers	November 30, 2016 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

Interested TRUSTEE
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008
Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”) and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.
				33	Mr. Carter is a Trustee of ALPS Variable Investment Trust (10 funds); Principal Real Estate Income Fund (1 fund); and RiverNorth Opportunities Fund, Inc. (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

22 | November 30, 2016

U.S. Equity High Volatility Put Write Index Fund

Trustees & Officers	November 30, 2016 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015
Erin Nelson became Senior Vice‐President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice‐President and Assistant General Counsel of ALPS Fund Services, Inc. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All‐Star Growth Fund, Inc., Liberty All‐ Star Equity Fund, Principal Real Estate Income Fund, and RiverNorth Opportunities Fund, Inc.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012
Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Principal Real Estate Income Fund, Clough Funds Trust and RiverNorth Opportunities Fund, Inc.

Andrew P. Meloni, 1969	Assistant Treasurer	Since December 2016
Mr. Meloni is a Fund Controller for ALPS Fund Services, Inc. Mr. Meloni joined ALPS in 2007 and because of his position with ALPS, he is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Meloni is also Assistant Treasurer to the Liberty All‐Star Equity Fund, Liberty All‐Star Growth Fund, Inc., Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and ALPS Variable Investment Trust.

Abigail J. Murray, 1975	Secretary	Since June 2015
Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Ms. Murray is also the Secretary of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust, The Caldwell & Orkin Funds, Inc. and RiverNorth Opportunities Fund, Inc. and Assistant Secretary of Elevation ETF Trust and Principal Real Estate Income Fund.

Andrea E. Kuchli, 1985	Assistant Secretary	Since December 2015
Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of Elevation ETF Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds and RiverNorth Opportunities Fund, Inc.

Sharon Akselrod, 1974	Assistant Secretary	Since December 2016
Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013‐2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008‐2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling (toll-free) 1-855-325-8020.

23 | November 30, 2016

Performance Overview
RiverFront Dynamic Core Income ETF	1
RiverFront Dynamic Unconstrained Income ETF	3
RiverFront Dynamic US Dividend Advantage ETF	5
RiverFront Dynamic US Flex-Cap ETF	8
RiverFront Strategic Income Fund	11
Disclosure of Fund Expenses	13
Report of Independent Registered Public Accounting Firm	14
Financial Statements
Schedule of Investments
RiverFront Dynamic Core Income ETF	15
RiverFront Dynamic Unconstrained Income ETF	16
RiverFront Dynamic US Dividend Advantage ETF	18
RiverFront Dynamic US Flex-Cap ETF	20
RiverFront Strategic Income Fund	23
Statements of Assets and Liabilities	25
Statements of Operations	26
Statements of Changes in Net Assets
RiverFront Dynamic Core Income ETF	27
RiverFront Dynamic Unconstrained Income ETF	28
RiverFront Dynamic US Dividend Advantage ETF	29
RiverFront Dynamic US Flex-Cap ETF	30
RiverFront Strategic Income Fund	31
Financial Highlights	32
Notes to Financial Statements	37
Additional Information	44
Board Consideratons Regarding Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreements	45
Trustees & Officers	48

alpsfunds.com

RiverFront Dynamic Core Income ETF

Performance Overview	November 30, 2016 (Unaudited)

Investment Objective
RiverFront Dynamic Core Income ETF (the “Fund”) seeks total return, with an emphasis on income as the source of that total return. The Fund seeks to  achieve  its  investment  objective  by  investing  in  a  global  portfolio   of  fixed  income  securities  of  various  maturities,  ratings  and currency denominations.

Performance Overview
The Fund outperformed its benchmark by 0.36% from its inception date through 11/30/16, based on its return at market. Although it outperformed its benchmark, returns were negative as sharply rising interest rates provided a challenging environment for fixed income assets.   The primary sources of the outperformance were the Fund’s strategy of assuming credit risk and limiting interest rate risk, driven by RiverFront’s Price Matters® asset allocation framework, which seeks to optimize returns while limiting downside risk.  Over the time period the Fund was primarily invested in investment grade corporate bonds, but also held a small percentage in non-investment grade corporate bonds. The average credit quality of the Fund was approximately BBB+ rated, compared to AA rated for its benchmark. The credit strategy positively contributed to performance as risk premiums on lower quality, investment grade rated bonds tightened more than those on higher quality bonds over the time period.  For example, spreads on the BofA Merrill Lynch BBB U.S. Corporate Index narrowed 34 basis points over this time period, offsetting some of the raise in interest rates over the same time period. The average duration of the Fund was marginally less than its benchmark over the time period. Interest rates rose significantly during the time period, with the 10-year Treasury yield up almost 80 basis points.

Performance (as of November 30, 2016)
Since Inception^
RiverFront Dynamic Core Income ETF – NAV	-1.77%
RiverFront Dynamic Core Income ETF – Market Price*	-1.61%
Bloomberg Barclays U.S. Aggregate Bond Total Return Index	-1.97%

Total Expense Ratio (per the current prospectus) 0.51%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 14, 2016. Total return for a period of less than one year is not annualized.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Fund is new with limited operating history.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and non-agency). The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic Core Income ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic Core Income ETF.
1 | November 30, 2016

RiverFront Dynamic Core Income ETF

Performance Overview	November 30, 2016 (Unaudited)

Top 10 Holdings* (as of November 30, 2016)

Verizon Communications, Inc., Sr. Unsec.	4.65%
Flextronics International Ltd., Sr. Unsec.	4.62%
PepsiCo, Inc., Sr. Unsec.	4.53%
Morgan Stanley, Sr. Unsec.	4.50%
CIT Group, Inc., Sr. Unsec.	4.50%
Charter Communications Operating LLC	4.43%
United States Treasury Inflation Indexed Bonds	4.43%
Actavis Funding SCS, Sr. Unsec.	4.41%
Kinder Morgan, Inc., Sr. Unsec.	4.39%
The Goldman Sachs Group, Inc., Sr. Unsec.	4.37%
Total% of Top 10 Holdings	44.83%

*	% of Total Investments.

Future holdings are subject to change.
Asset Allocation* (as of November 30, 2016)

Growth of $10,000 (as of November 30, 2016)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2 | November 30, 2016

RiverFront Dynamic Unconstrained Income ETF

Performance Overview	November 30, 2016 (Unaudited)

Investment Objective
RiverFront Dynamic Unconstrained Income ETF (the “Fund”) seeks total return, with an emphasis on income as the source of that total return. The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations.

Performance Overview
The Fund underperformed its benchmark by 1.17% from its inception through 11/30/16, based on its return at market. The Fund performed well on an absolute basis however, returning 4.64%. The Fund was primarily invested in high yield bonds over the period, driven by RiverFront’s Price Matters® asset allocation framework, which seeks to optimize returns while limiting downside risk. The average credit quality of the Fund was approximately BB- rated, compared to B+ rated for its benchmark. The credit strategy positively contributed to performance as risk premiums on lower rated bonds tightened significantly more than those on higher quality bonds over the course of the year. For example, spreads on the BofA Merrill Lynch U.S. High Yield Index narrowed 140 basis points over this time period, leading to meaningful price appreciation in addition to significant income. The primary reason for the Fund’s underperformance versus its benchmark was a higher average credit quality due to a lower weighting in the lowest rated (CCC) bonds, which had significantly higher returns (11%) than BB and B rated bonds.

Performance (as of November 30, 2016)

Since Inception^
RiverFront Dynamic Unconstrained Income ETF – NAV	4.72%
RiverFront Dynamic Unconstrained Income ETF – Market Price*	4.64%
BofA Merrill Lynch U.S. High Yield Master II Total Return Index	5.81%

Total Expense Ratio (per the current prospectus) 0.51%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 14, 2016. Total return for a period of less than one year is not annualized.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Fund is new with limited operating history.

BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below-investment grade U.S. dollar-denominated corporate bonds issued in the U.S. Domestic market. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic Unconstrained Income ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic Unconstrained Income ETF.
3 | November 30, 2016

RiverFront Dynamic Unconstrained Income ETF

Performance Overview	November 30, 2016 (Unaudited)

Top 10 Holdings* (as of November 30, 2016)

Teck Resources Ltd., Sr. Unsec.	3.42%
ArcelorMittal, Sr. Unsec.	3.37%
United States Steel Corp., First Lien	3.30%
Sprint Communications, Inc., Sr. Unsec.	3.28%
AK Steel Corp., First Lien	3.25%
ADT Corp., First Lien	3.23%
International Game Technology PLC, First Lien	3.18%
Smithfield Foods, Inc., Sr. Unsec.	3.16%
T-Mobile USA, Inc., Sr. Unsec.	3.12%
TreeHouse Foods, Inc., Sr. Unsec.	3.11%
Total % of Top 10 Holdings	32.42%

*	% of Total Investments.

Future holdings are subject to change.
Asset Allocation* (as of November 30, 2016)

Growth of $10,000 (as of November 30, 2016)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4 | November 30, 2016

RiverFront Dynamic US Dividend Advantage ETF

Performance Overview	November 30, 2016 (Unaudited)

Investment Objective
RiverFront Dynamic US Dividend Advantage ETF (the “Fund”) seeks to provide capital appreciation and dividend income. The Fund seeks to achieve its investment objective by investing at least 65% of its net assets in a portfolio of equity securities of publicly traded U.S. companies with the potential for dividend growth. Equity securities include common stocks and common or preferred shares of real estate investment trusts (“REITs”).

Performance Overview
2016 occurred under the storm clouds of Brexit, the U.S. presidential election, and major central banks adjusting their policies to accommodate the ever-changing needs of global markets.  However, resilient U.S. markets brushed off initial concerns of a global slowdown to produce reasonable returns for the year.

2016 Performance Attribution
The Fund beat its benchmark for the year ended 11/30/16. The source of its returns largely came from two components: sector allocation and security selection.

1.
Sector Allocation: The sector allocations in the Fund are determined through a bottoms-up process that ranks stocks on three fundamental cornerstones: value, quality and momentum/sentiment. If a sector produces more highly ranked stocks relative to another sector, that sector’s allocation is allowed to exceed its benchmark by a tolerable level, and vice versa. Sector allocation was a positive contributor for the Fund.

a.	Positive contributors: Underweighting interest rate sensitive sectors like REITs and utilities added value for the Fund, as did overweights to more cyclical sectors like technology.
b.
Negative contributors: The Fund was hurt from underweights to energy and financials, both of which had significant snap-backs in the 3rd and 4th quarters. An overweight to telecommunication services also had a negative impact on the Fund.

2.
Security Selection: The investment selection process behind the Fund is built on making a number of small bets in the portfolio and avoiding the larger bets that many smart beta products rely on.  This means that there are rarely just one or two things contributing to the returns. In 2016, RiverFront’s equity selection posted positive results in aggregate and was diversified across many areas.  A few of the top themes that contributed most to performance in the year were:

a.
Positive contributors: The Fund had positive security selection experiences in Technology, Healthcare, Consumer Staples, Materials and REITs. The Fund also had positive security selection in Consumer Discretionary.

b.	Negative contributors: The Fund had negative security selection results in Financials, Industrials, Telecommunications and Energy.

2017 Outlook:
If 2016 was the “year of uncertainty”, we believe 2017 could be the “year of greater clarity”. In 2017, with the U.S. presidential race decided, we believe we will see a clearer timeline and better understand the implications of Brexit, another Fed rate hike likely to be behind us, and further information on OPEC production guidelines. We believe that the market values clarity higher than it values uncertainty, even when clarity comes with some disappointments. With clarity, we believe the market can quickly assess the news, adjust valuations and take the necessary steps to move on, something that is impossible when there are many unknowns. In fact, if one could simply set aside the distractions caused by these unknowns, one would, in our view, see that today we have a stronger economic environment, improving corporate earnings, and a slowly recovering employment picture around the world. For these reasons we remain constructive on U.S. equities in 2017.

In 2017, we anticipate a transition of leadership from equity strategies that favor broad market exposure to those that favor more selective exposure. Historically, this has been a normal transition that occurs as a bull market matures. Essentially, in the early stages of a bull market, “the rising tide lifts all boats,” making investment strategies that emphasis broad indexes, like the S&P 500, difficult to beat. We believe this stage of the current bull market was extended several years beyond normal by three successive quantitative easing (QE) programs that created an abnormally high tide.   As we enter the ninth year of this bull market and money printing is becoming a more distant memory, we believe the baton of investment success will be passed to more selective strategies that differentiate among sectors, industries and stocks.
5 | November 30, 2016

RiverFront Dynamic US Dividend Advantage ETF

Performance Overview	November 30, 2016 (Unaudited)

Performance (as of November 30, 2016)

Since Inception^
RiverFront Dynamic US Dividend Advantage ETF – NAV	6.64%
RiverFront Dynamic US Dividend Advantage ETF – Market Price*	6.72%
S&P 500® Total Return Index	5.35%

Total Expense Ratio (per the current prospectus) 0.52%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 7, 2016. Total return for a period of less than one year is not annualized.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Fund is new with limited operating history.

S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic US Dividend Advantage ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic US Dividend Advantage ETF.
6 | November 30, 2016

RiverFront Dynamic US Dividend Advantage ETF

Performance Overview	November 30, 2016 (Unaudited)

Top 10 Holdings* (as of November 30, 2016)

Intel Corp.	2.39%
Anthem, Inc.	2.29%
Exxon Mobil Corp.	2.08%
Pfizer, Inc.	2.01%
Apple, Inc.	1.94%
International Business Machines Corp.	1.94%
Altria Group, Inc.	1.87%
Honeywell International, Inc.	1.65%
Facebook, Inc., Class A	1.61%
Berkshire Hathaway, Inc., Class B	1.59%
Total % of Top 10 Holdings	19.37%

*	% of Total Investments.

Future holdings are subject to change.
Asset Allocation* (as of November 30, 2016)

Growth of $10,000 (as of November 30, 2016)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
7 | November 30, 2016

RiverFront Dynamic US Flex-Cap ETF

Performance Overview	November 30, 2016 (Unaudited)

Investment Objective
RiverFront Dynamic US Flex‐Cap ETF (the “Fund”) seeks to provide capital appreciation. The Fund seeks to achieve its investment objective by investing at least 65% of its net assets in a portfolio of equity securities of publicly traded U.S. companies. Equity securities include common stocks and common or preferred shares of real estate investment trusts (“REITs”).

Performance Overview
2016 occurred under the storm clouds of Brexit, the U.S. presidential election, and major central banks adjusting their policies to accommodate the ever‐changing needs of global markets. However, resilient U.S. markets brushed off initial concerns of a global slowdown to produce reasonable returns for the year.

2016 Performance Attribution
The Fund beat its benchmark for the year ended 11/30/16. The source of its returns largely came from two components: sector allocation and security selection.

1.
Sector Allocation: The sector allocations in the Fund are determined through a bottoms‐up process that ranks stocks on three fundamental cornerstones: value, quality and momentum/sentiment. If a sector produces more highly ranked stocks relative to another sector, that sector’s allocation is allowed to exceed its benchmark by a tolerable level, and vice versa. Sector allocation was a positive contributor for the Fund.

a.
Positive contributors: Underweighting interest rate sensitive sectors like REITs and utilities added value for the Fund, as did overweights to more cyclical sectors like consumer discretionary and industrials.

b.	Negative contributors: The Fund was hurt from underweights to energy and financials, both of which had significant snap‐backs in the 3rd and 4th quarters.

2.
Security Selection: The investment selection process behind the Fund is built on making a number of small bets in the portfolio and avoiding the larger bets that many smart beta products rely on. This means that there are rarely just one or two things contributing to the returns. In 2016, RiverFront’s equity selection posted positive results in aggregate and was diversified across many areas. A few of the top themes that contributed most to performance in the year were:

a.	Positive contributors: The Fund had positive security selection experiences in Technology, Healthcare, Consumer Staples, Materials and REITs.
b.	Negative contributors: The Fund had negative security selection results in Financials, Industrials, Telecommunications, Energy and Consumer Discretionary.

2017 Outlook:
If 2016 was the “year of uncertainty”, we believe 2017 could be the “year of greater clarity”. In 2017, with the U.S. presidential race decided, we believe we will see a clearer timeline and better understand the implications of Brexit, another Fed rate hike likely to be behind us, and further information on OPEC production guidelines. We believe that the market values clarity higher than it values uncertainty, even when clarity comes with some disappointments. With clarity, we believe the market can quickly assess the news, adjust valuations and take the necessary steps to move on, something that is impossible when there are many unknowns. In fact, if one could simply set aside the distractions caused by these unknowns, one would, in our view, see that today we have a stronger economic environment, improving corporate earnings, and a slowly recovering employment picture around the world. For these reasons we remain constructive on U.S. equities in 2017.

In 2017, we anticipate a transition of leadership from equity strategies that favor broad market exposure to those that favor more selective exposure. Historically, this has been a normal transition that occurs as a bull market matures. Essentially, in the early stages of a bull market, “the rising tide lifts all boats,” making investment strategies that emphasis broad indexes, like the S&P 500, difficult to beat. We believe this stage of the current bull market was extended several years beyond normal by three successive quantitative easing (QE) programs that created an abnormally high tide.  As we enter the ninth year of this bull market and money printing is becoming a more distant memory, we believe the baton of investment success will be passed to more selective strategies that differentiate among sectors, industries and stocks.
8 | November 30, 2016

RiverFront Dynamic US Flex-Cap ETF

Performance Overview	November 30, 2016 (Unaudited)

Performance (as of November 30, 2016)

Since Inception^
RiverFront Dynamic US Flex‐Cap ETF – NAV	7.45%
RiverFront Dynamic US Flex‐Cap ETF – Market Price*	7.53%
S&P Composite 1500® Total Return Index	5.84%

Total Expense Ratio (per the current prospectus) 0.52%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 7, 2016. Total return for a period of less than one year is not annualized.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Fund is new with limited operating history.

S&P Composite 1500®Index is the Standard & Poor’s broad-based unmanaged capitalization-weighted index comprising 1,500 stocks of Large-cap, Mid-cap, and Small-cap U.S. companies. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic US Flex-Cap ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic US Flex-Cap ETF.
9 | November 30, 2016

RiverFront Dynamic US Flex-Cap ETF

Performance Overview	November 30, 2016 (Unaudited)

Top 10 Holdings*(as of November 30, 2016)

Alphabet, Inc., Class A & C	4.45%
Facebook, Inc., Class A	2.14%
Intel Corp.	1.92%
Ingram Micro, Inc., Class A	1.75%
International Business Machines Corp.	1.66%
Altria Group, Inc.	1.59%
Amazon.com, Inc.	1.56%
Starbucks Corp.	1.55%
Cognizant Technology Solutions Corp., Class A	1.54%
Apple, Inc.	1.47%
Total % of Top 10 Holdings	19.63%
Asset Allocation* (as of November 30, 2016)

*	% of Total Investments.

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2016)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
10 | November 30, 2016

RiverFront Strategic Income Fund

Performance Overview	November 30, 2016 (Unaudited)

Investment Objective
The RiverFront Strategic Income Fund (the “Fund”) seeks total return, with an emphasis on income as the source of that total return. The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors.

Performance Overview
The Fund outperformed its benchmark by 5.08% in the one year period ended 11/30/16, based on its return at market. The primary source of the outperformance was the Fund’s strategy of assuming shorter‐term credit risk, driven by RiverFront’s Price Matters® asset allocation framework, which seeks to optimize returns while limiting downside risk. Over the course of the year the Fund was primarily invested in shorter‐maturity, higher quality, below investment grade rated bonds. The average credit quality of the Fund was approximately BB‐rated, compared to AA‐rated for its benchmark. The credit strategy positively contributed to performance as risk premiums on lower rated bonds tightened significantly more than those on higher quality bonds over the course of the year.  For example, spreads on the BofA Merrill Lynch 1‐5 Year BB U.S. High Yield Index narrowed 129 basis points over this time period, leading to meaningful price appreciation in addition to significant income. The duration of the Fund averaged around 3 years compared to almost 6 years for its benchmark.

Performance (as of November 30, 2016)

	1 Year	3 Year	Since Inception^
RiverFront Strategic Income Fund – NAV	7.38%	4.00%	4.49%
RiverFront Strategic Income Fund – Market Price*	7.25%	3.80%	4.46%
Bloomberg Barclays U.S. Aggregate Bond Total Return Index	2.17%	2.79%	2.79%

Total Expense Ratio (per the current prospectus) 0.46%. Net Expense Ratio (per the current prospectus) 0.16%. Net expense ratio reflects the Sub-Adviser’s  decision  to  voluntarily waive  its  sub-advisory  fee  until  at  least  March  31,  2018.  Please  see  the  prospectus  for additional information.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on October 8, 2013.

*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. The duration number is a calculation involving present value, yield, coupon, final maturity and call features. The bigger the duration number, the greater the interest-rate risk or reward for bond prices. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and non-agency). The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Strategic Income Fund is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the RiverFront Strategic Income Fund.
11 | November 30, 2016

RiverFront Strategic Income Fund

Performance Overview	November 30, 2016 (Unaudited)

Top 10 Holdings* (as of November 30, 2016)

ADT Corp., First Lien	3.19%
WESCO Distribution, Inc., Sr. Unsec.	3.13%
T‐Mobile USA, Inc., Sr. Unsec.	3.09%
Pinnacle Foods Finance LLC, Sr. Unsec.	2.95%
Dollar Tree, Inc., Sr. Unsec.	2.81%
CenturyLink, Inc., Sr. Unsec., Series V	2.77%
Huntsman Intl LLC, Sr. Unsec.	2.75%
Frontier Communications Corp., Sr. Unsec.	2.72%
Goodyear Tire & Rubber Co., Sr. Unsec.	2.68%
Ball Corp., Sr. Unsec.	2.66%
Total % of Top 10 Holdings	28.75%
Asset Allocation* (as of November 30, 2016)

*	% of Total Investments.

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2016)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
12 | November 30, 2016

RiverFront ETFs

Disclosure of Fund Expenses	November 30, 2016 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2016.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Expense Ratio(a)	Expenses Paid During Period 6/1/16 - 11/30/16(b)
RiverFront Dynamic Core Income ETF
Actual(c)	$1,000.00	$982.30	0.51%	$2.35
Hypothetical (5% return before expenses)	$1,000.00	$1,022.45	0.51%	$2.58
RiverFront Dynamic Unconstrained Income ETF
Actual(c)	$1,000.00	$1,047.20	0.51%	$2.42
Hypothetical (5% return before expenses)	$1,000.00	$1,022.45	0.51%	$2.58
RiverFront Dynamic US Dividend Advantage ETF
Actual(d)	$1,000.00	$1,066.40	0.52%	$2.60
Hypothetical (5% return before expenses)	$1,000.00	$1,022.40	0.52%	$2.63
RiverFront Dynamic US Flex‐Cap ETF
Actual(d)	$1,000.00	$1,074.50	0.52%	$2.61
Hypothetical (5% return before expenses)	$1,000.00	$1,022.40	0.52%	$2.63
RiverFront Strategic Income Fund
Actual	$1,000.00	$1,035.30	0.15%	$0.76
Hypothetical (5% return before expenses)	$1,000.00	$1,024.25	0.15%	$0.76

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

(c)	Actual expenses paid during the period are based on the commencement of operations date of June 14, 2016.
(d)	Actual expenses paid during the period are based on the commencement of operations date of June 7, 2016.

13 | November 30, 2016

RiverFront ETFs

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of RiverFront Dynamic Core Income ETF, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex‐Cap ETF, and RiverFront Strategic Income Fund, five of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2016, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverFront Dynamic Core Income ETF, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex‐Cap ETF, and RiverFront Strategic Income Fund of the ALPS ETF Trust as of November 30, 2016, and the results of their operations, changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
January 27, 2017
14 | November 30, 2016

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2016

Security Description	Principal Amount	Value
CORPORATE BONDS (88.95%)
Consumer Discretionary (13.05%)
Charter Communications Operating LLC, First Lien
3.58%, 07/23/2020	$262,000	$267,625
Ford Motor Credit Co. LLC, Sr. Unsec.
3.34%, 03/18/2021	262,000	262,973
The Home Depot, Inc., Sr. Unsec.
2.63%, 06/01/2022	262,000	263,021
Total Consumer Discretionary		793,619

Consumer Staples (8.83%)
Anheuser-Busch InBev Finance, Inc., Sr. Unsec.
2.65%, 02/01/2021	262,000	263,162
PepsiCo, Inc., Sr. Unsec.
3.60%, 03/01/2024	262,000	273,588
Total Consumer Staples		536,750

Energy (14.48%)
Devon Energy Corp., Sr. Unsec.
3.25%, 05/15/2022	262,000	254,492
Enterprise Products Operating LLC, Sr. Unsec.
3.35%, 03/15/2023	262,000	261,802
Kinder Morgan, Inc., Sr. Unsec.
3.05%, 12/01/2019	262,000	264,786
Petroleos Mexicanos, Sr. Unsec.
8.00%, 05/03/2019	91,000	99,190
Total Energy		880,270

Financials (21.89%)
Bank of America Corp., Sr. Unsec.
3.30%, 01/11/2023	262,000	262,457
CIT Group, Inc., Sr. Unsec.
5.25%, 03/15/2018	262,000	271,621
The Goldman Sachs Group, Inc., Sr. Unsec.
2.55%, 10/23/2019	262,000	263,834
JPMorgan Chase & Co., Sub.
3.38%, 05/01/2023	262,000	262,052
Morgan Stanley, Sr. Unsec.
5.63%, 09/23/2019	250,000	271,867
Total Financials		1,331,831

Health Care (8.62%)
AbbVie, Inc., Sr. Unsec.
2.90%, 11/06/2022	262,000	258,525
Actavis Funding SCS, Sr. Unsec.
3.00%, 03/12/2020	262,000	265,930
Total Health Care		524,455
Security Description	Principal Amount	Value
Industrials (4.33%)
General Electric Co., Sr. Unsec.
2.70%, 10/09/2022	$262,000	$263,073
Total Industrials		263,073

Information Technology (4.59%)
Flextronics International Ltd., Sr. Unsec.
5.00%, 02/15/2023	262,000	278,999
Total Information Technology		278,999

Telecommunication Services (8.89%)
AT&T, Inc., Sr. Unsec.
2.45%, 06/30/2020	262,000	259,702
Verizon Communications, Inc., Sr. Unsec.
4.50%, 09/15/2020	262,000	280,706
Total Telecommunication Services		540,408

Utilities (4.27%)
The Southern Co., Sr. Unsec.
2.95%, 07/01/2023	262,000	259,817
Total Utilities		259,817

TOTAL CORPORATE BONDS (Cost $5,518,054)		5,409,222

GOVERNMENT BONDS (4.40%)
United States Treasury Inflation Indexed Bonds
0.75%, 02/15/2042	277,776	267,488

TOTAL GOVERNMENT BONDS (Cost $282,247)		267,488

Security Description	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (4.01%)
State Street Institutional Treasury Plus Money Market Fund	0.259%	244,032	244,032

TOTAL SHORT TERM INVESTMENTS (Cost $244,032)			244,032

TOTAL INVESTMENTS (97.36%) (Cost $6,044,333)			$5,920,742

NET OTHER ASSETS AND LIABILITIES (2.64%)			160,409

NET ASSETS (100.00%)			$6,081,151

See Notes to Financial Statements.

15 | November 30, 2016

RiverFront Dynamic Unconstrained Income ETF

Schedule of Investments	November 30, 2016

Security Description	Principal Amount	Value
CORPORATE BONDS (95.59%)
Consumer Discretionary (16.57%)
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., Sr. Unsec.
5.13%, 06/01/2022(a)	$150,000	$145,313
Cablevision Systems Corp., Sr. Unsec.
5.88%, 09/15/2022	150,000	140,250
Clear Channel Worldwide Holdings, Inc., Sr. Unsec.
6.50%, 11/15/2022	150,000	152,250
DISH DBS Corp., Sr. Unsec.
5.88%, 11/15/2024	150,000	152,625
International Game Technology PLC, First Lien
6.25%, 02/15/2022(a)	150,000	160,124
MGM Resorts International, Sr. Unsec.
4.63%, 09/01/2026	100,000	95,750
Total Consumer Discretionary		846,312

Consumer Staples (8.92%)
Smithfield Foods, Inc., Sr. Unsec.
6.63%, 08/15/2022	150,000	158,812
Spectrum Brands, Inc., Sr. Unsec.
5.75%, 07/15/2025	135,000	140,738
TreeHouse Foods, Inc., Sr. Unsec.
6.00%, 02/15/2024(a)	150,000	156,375
Total Consumer Staples		455,925

Energy (13.21%)
Cheniere Corpus Christi Holdings LLC, Sec.
7.00%, 06/30/2024(a)	100,000	107,000
Newfield Exploration Co., Sr. Unsec.
5.75%, 01/30/2022	150,000	156,000
Southwestern Energy Co., Sr. Unsec.
7.50%, 02/01/2018	10,000	10,500
5.80%, 01/23/2020(b)	100,000	102,500
Tesoro Logistics LP / Tesoro Logistics Finance Corp., Sr. Unsec.
6.38%, 05/01/2024	100,000	108,250
Weatherford International Ltd., Sr. Unsec.
9.63%, 03/01/2019	50,000	53,050
Williams Partners/ACMP Finance Corp., Sr. Unsec.
6.13%, 07/15/2022	134,000	137,605
Total Energy		674,905
Security Description	Principal Amount	Value
Financials (2.79%)
Navient Corp., Sr. Unsec.
6.13%, 03/25/2024	$150,000	$142,688
Total Financials		142,688

Health Care (1.91%)
DaVita, Inc., Sr. Unsec.
5.00%, 05/01/2025	100,000	97,750
Total Health Care		97,750

Industrials (17.05%)
ADT Corp., First Lien
6.25%, 10/15/2021	150,000	162,374
CNH Industrial NV, Sr. Unsec.
4.50%, 08/15/2023	100,000	99,000
Icahn Enterprises LP / Icahn Enterprises Finance Corp., Sr. Unsec.
4.88%, 03/15/2019	150,000	151,875
Owens-Brockway Glass Container, Inc., Sr. Unsec.
5.00%, 01/15/2022(a)	150,000	153,563
United Rentals North America Inc., Sr. Unsec.
5.88%, 09/15/2026	150,000	153,750
WESCO Distribution, Inc., Sr. Unsec.
5.38%, 06/15/2024(a)	150,000	150,375
Total Industrials		870,937

Information Technology (1.00%)
SS&C Technologies Holdings, Inc., Sr. Unsec.
5.88%, 07/15/2023	50,000	51,250
Total Information Technology		51,250

Materials (14.16%)
AK Steel Corp., First Lien
7.50%, 07/15/2023	150,000	163,500
ArcelorMittal, Sr. Unsec.
7.25%, 02/25/2022(b)	150,000	169,500
Teck Resources Ltd., Sr. Unsec.
8.00%, 06/01/2021(a)	50,000	55,045
8.50%, 06/01/2024(a)	100,000	117,000
United States Steel Corp., First Lien
8.38%, 07/01/2021(a)	150,000	166,125
Vale Overseas Ltd., Sr. Unsec.
5.88%, 06/10/2021	50,000	52,525
Total Materials		723,695

See Notes to Financial Statements.

16 | November 30, 2016

RiverFront Dynamic Unconstrained Income ETF

Schedule of Investments	November 30, 2016
Security Description	Principal Amount	Value
Real Estate (2.99%)
Iron Mountain, Inc., Sr. Sub.
5.75%, 08/15/2024	$150,000	$152,970
Total Real Estate		152,970

Telecommunication Services (11.39%)
CenturyLink, Inc., Sr. Unsec.
7.50%, 04/01/2024	150,000	155,234
Frontier Communications Corp., Sr. Unsec.
8.50%, 04/15/2020	100,000	104,375
Sprint Communications, Inc., Sr. Unsec.
9.00%, 11/15/2018(a)	150,000	165,187
T-Mobile USA, Inc., Sr. Unsec.
6.73%, 04/28/2022	150,000	157,103
Total Telecommunication Services		581,899

Utilities (5.60%)
Dynegy, Inc., Sr. Unsec.
7.63%, 11/01/2024	150,000	138,750
NRG Energy, Inc., Sr. Unsec.
7.25%, 05/15/2026(a)	150,000	147,375
Total Utilities		286,125

TOTAL CORPORATE BONDS (Cost $4,766,448)		4,884,456

Security Description	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (2.88%)
State Street Institutional Treasury Plus Money Market Fund	0.259%	147,358	147,358

TOTAL SHORT TERM INVESTMENTS (Cost $147,358)			147,358

TOTAL INVESTMENTS (98.47%) (Cost $4,913,806)			$5,031,814

NET OTHER ASSETS AND LIABILITIES (1.53%)			78,014

NET ASSETS (100.00%)			$5,109,828

(a)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $1,523,482, representing 29.81% of net assets.

(b)	Represents a step bond. Rate disclosed is as of November 30, 2016.

See Notes to Financial Statements.
17 | November 30, 2016

RiverFront Dynamic US Dividend Advantage ETF

Schedule of Investments	November 30, 2016

Security Description	Shares	Value
COMMON STOCKS (99.73%)
Consumer Discretionary (13.42%)
Abercrombie & Fitch Co., Class A	4,361	$62,668
Amazon.com, Inc.(a)	260	195,148
Barnes & Noble, Inc.	5,526	69,628
Carnival Corp.	3,865	198,699
CBS Corp., Class B	955	57,988
Darden Restaurants, Inc.	2,552	187,062
Ford Motor Co.	5,327	63,711
Garmin Ltd.	1,289	67,234
The Home Depot, Inc.	508	65,735
International Game Technology PLC	7,260	187,163
Mattel, Inc.	5,265	166,216
McDonald's Corp.	558	66,553
Meredith Corp.	2,205	122,488
Scripps Networks Interactive, Inc., Class A	991	68,637
Starbucks Corp.	3,555	206,082
Total Consumer Discretionary		1,785,012

Consumer Staples (8.91%)
Altria Group, Inc.	3,890	248,687
Flowers Foods, Inc.	5,091	79,012
Kimberly-Clark Corp.	1,053	121,737
The Kroger Co.	2,019	65,214
Philip Morris International, Inc.	1,538	135,775
Procter & Gamble Co.	719	59,289
Sysco Corp.	1,426	75,935
Unilever NV, NY Shares	3,456	137,652
Walgreens Boots Alliance, Inc.	731	61,938
Wal-Mart Stores, Inc.	2,824	198,894
Total Consumer Staples		1,184,133

Energy (6.90%)
Archrock, Inc.	6,479	87,143
Chevron Corp.	1,201	133,984
Exxon Mobil Corp.	3,159	275,780
Noble Corp., PLC	30,937	192,428
ONEOK, Inc.	2,068	113,595
The Williams Cos, Inc.	3,729	114,480
Total Energy		917,410

Financials (13.64%)
Berkshire Hathaway, Inc., Class B(a)	1,339	210,813
Federated Investors, Inc., Class B	4,633	127,361
First American Financial Corp.	3,592	135,562
The Hartford Financial Services Group, Inc.	4,336	204,313
JPMorgan Chase & Co.	2,391	191,686
Old Republic International Corp.	5,005	89,439
PacWest Bancorp	1,438	73,698
People's United Financial, Inc.	4,138	77,463
T Rowe Price Group, Inc.	2,517	186,409
Umpqua Holdings Corp.	8,164	145,074
Security Description	Shares	Value
Financials (continued)
Waddell & Reed Financial, Inc., Class A	8,747	$170,829
WisdomTree Investments, Inc.	9,341	103,311
XL Group Ltd.	2,701	97,587
Total Financials		1,813,545

Health Care (12.24%)
AbbVie, Inc.	1,214	73,811
Aetna, Inc.	1,548	202,540
AmerisourceBergen Corp.	1,511	117,843
Anthem, Inc.	2,131	303,732
Cigna Corp.	1,077	145,115
Gilead Sciences, Inc.	645	47,537
HealthSouth Corp.	2,651	110,467
Johnson & Johnson	546	60,770
Merck & Co., Inc	3,196	195,563
PDL BioPharma, Inc.	47,193	103,353
Pfizer, Inc.	8,289	266,408
Total Health Care		1,627,139

Industrials (9.09%)
Boeing Co.	967	145,592
CH Robinson Worldwide, Inc.	1,623	121,482
Cummins, Inc.	631	89,463
Eaton Corp. PLC	1,277	84,933
Emerson Electric Co.	3,357	189,469
Expeditors International of Washington, Inc.	1,116	58,858
Honeywell International, Inc.	1,919	218,650
United Parcel Service, Inc., Class B	1,055	122,296
Waste Management, Inc.	2,564	178,249
Total Industrials		1,208,992

Information Technology (22.34%)
Alphabet, Inc., Class A(a)	199	154,400
Alphabet, Inc., Class C(a)	210	159,188
Apple, Inc.	2,328	257,291
Applied Materials, Inc.	3,493	112,475
Cognizant Technology Solutions Corp., Class A(a)	3,258	179,451
CSG Systems International, Inc.	1,511	67,240
Facebook, Inc., Class A(a)	1,808	214,103
Ingram Micro, Inc., Class A(a)	3,060	114,566
Intel Corp.	9,155	317,678
InterDigital, Inc.	1,375	108,900
International Business Machines Corp.	1,585	257,119
Intersil Corp., Class A	2,836	62,817
Leidos Holdings, Inc.	3,245	166,144
ManTech International Corp., Class A	1,610	69,246
Microchip Technology, Inc.	1,649	109,131
NVIDIA Corp.	1,029	94,874
QUALCOMM, Inc.	2,874	195,806

See Notes to Financial Statements.

18 | November 30, 2016

RiverFront Dynamic US Dividend Advantage ETF

Schedule of Investments	November 30, 2016

Security Description	Shares	Value
Information Technology (continued)
Science Applications International Corp.	906	$74,808
Texas Instruments, Inc.	1,476	109,121
VeriSign, Inc.(a)	1,848	145,715
Total Information Technology		2,970,073

Materials (3.31%)
Compass Minerals International, Inc.	1,041	80,730
LyondellBasell Industries NV, Class A	1,858	167,814
Nucor Corp.	2,304	143,286
The Valspar Corp.	470	47,982
Total Materials		439,812

Real Estate (3.79%)
Care Capital Properties, Inc.	2,354	56,684
Core Civic, Inc.	3,345	75,965
Host Hotels & Resorts, Inc.	9,181	163,790
LaSalle Hotel Properties	3,531	99,115
The Macerich Co.	880	59,743
Washington Prime Group, Inc.	4,857	48,667
Total Real Estate		503,964

Telecommunication Services (4.82%)
AT&T, Inc.	4,843	187,084
CenturyLink, Inc.	6,219	146,271
Verizon Communications, Inc.	3,134	156,387
Windstream Holdings, Inc.	20,443	151,483
Total Telecommunication Services		641,225

Utilities (1.27%)
Consolidated Edison, Inc.	1,226	85,538
The Southern Co.	1,786	83,621
Total Utilities		169,159

TOTAL COMMON STOCKS (Cost $12,761,243)		13,260,464

Security Description	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.04%)
State Street Institutional Treasury Plus Money Market Fund	0.259%	5,024	5,024

TOTAL SHORT TERM INVESTMENTS (Cost $5,024)			5,024

TOTAL INVESTMENTS (99.77%) (Cost $12,766,267)			$13,265,488

NET OTHER ASSETS AND LIABILITIES (0.23%)			31,194

NET ASSETS (100.00%)			$13,296,682

(a)	Non income producing security.

See Notes to Financial Statements.

19 | November 30, 2016

RiverFront Dynamic US Flex-Cap ETF

Schedule of Investments	November 30, 2016

Security Description	Shares	Value
COMMON STOCKS (99.84%)
Consumer Discretionary (14.69%)
Abercrombie & Fitch Co., Class A	1,924	$27,648
Amazon.com, Inc.(a)	167	125,344
BJ's Restaurants, Inc.(a)	439	16,287
Boyd Gaming Corp.(a)	1,137	21,421
Brinker International, Inc.	190	10,091
Brunswick Corp.	556	27,867
Carnival Corp.	1,870	96,137
Darden Restaurants, Inc.	1,197	87,740
Delphi Automotive PLC	654	41,856
International Game Technology PLC	4,239	109,281
Kate Spade & Co.(a)	2,947	43,763
Mattel, Inc.	2,687	84,829
McDonald's Corp.	653	77,883
Omnicom Group, Inc.	287	24,952
Polaris Industries, Inc.	316	27,448
The Priceline Group, Inc.(a)	17	25,563
Royal Caribbean Cruises Ltd.	1,093	88,500
Starbucks Corp.	2,154	124,867
Ulta Salon Cosmetics & Fragrance, Inc.(a)	132	34,254
Williams-Sonoma, Inc.	510	27,938
Yum! Brands, Inc.	941	59,650
Total Consumer Discretionary		1,183,319

Consumer Staples (7.75%)
Altria Group, Inc.	2,003	128,052
The Boston Beer Co., Inc., Class A(a)	251	43,448
Cal-Maine Foods, Inc.	457	18,600
Campbell Soup Co.	718	40,847
Kimberly-Clark Corp.	155	17,920
Mondelez International, Inc., Class A	1,588	65,489
Procter & Gamble Co.	648	53,434
Unilever NV, CVA	935	37,533
Unilever NV, NY Shares	910	36,245
United Natural Foods, Inc.(a)	1,059	49,720
Walgreens Boots Alliance, Inc.	365	30,926
Wal-Mart Stores, Inc.	1,165	82,051
Whole Foods Market, Inc.	664	20,179
Total Consumer Staples		624,444

Energy (3.86%)
Chevron Corp.	289	32,241
Ensco PLC, Class A	2,921	28,217
Exxon Mobil Corp.	798	69,665
FMC Technologies, Inc.(a)	1,306	44,744
Kinder Morgan, Inc.	3,591	79,720
PetroQuest Energy, Inc.(a)	6,515	27,298
Stone Energy Corp.(a)	5,848	28,772
Total Energy		310,657

Financials (14.13%)
American Express Co.	705	50,788

Security Description	Shares	Value
Financials (continued)
Arthur J Gallagher & Co.	593	$29,858
Banc of California, Inc.	1,442	21,774
Bank of the Ozarks, Inc.	276	13,392
Berkshire Hathaway, Inc., Class B(a)	700	110,207
Brookline Bancorp, Inc.	1,740	25,926
Brown & Brown, Inc.	442	19,161
Capstead Mortgage Corp.	2,103	21,745
Citigroup, Inc.	1,162	65,525
FactSet Research Systems, Inc.	186	29,792
Fifth Third Bancorp	1,309	34,060
First American Financial Corp.	2,455	92,652
FXCM, Inc., Class A(a)	2,372	18,264
The Hartford Financial Services Group, Inc.	1,934	91,130
Interactive Brokers Group, Inc., Class A	540	19,829
Investment Technology Group, Inc.	645	12,023
Northern Trust Corp.	388	31,874
Old Republic International Corp.	1,234	22,052
PrivateBancorp, Inc.	492	23,016
Signature Bank(a)	568	85,149
T Rowe Price Group, Inc.	888	65,765
Umpqua Holdings Corp.	3,183	56,562
Wells Fargo & Co.	736	38,949
WisdomTree Investments, Inc.	6,298	69,656
XL Group Ltd.	2,456	88,735
Total Financials		1,137,884

Health Care (12.17%)
Aetna, Inc.	665	87,009
Allergan PLC(a)	288	55,958
AmerisourceBergen Corp.	720	56,153
Cambrex Corp.(a)	606	30,361
Cigna Corp.	785	105,771
Danaher Corp.	618	48,309
DaVita, Inc.(a)	928	58,789
Express Scripts Holding Co.(a)	618	46,894
Gilead Sciences, Inc.	756	55,717
HCA Holdings, Inc.(a)	588	41,683
Hologic, Inc.(a)	533	20,403
Incyte Corp.(a)	210	21,481
Johnson & Johnson	294	32,722
Lannett Co., Inc(a)	778	17,816
Mallinckrodt PLC(a)	750	39,525
McKesson Corp.	328	47,170
Merck & Co., Inc	1,731	105,920
Mettler-Toledo International, Inc.(a)	23	9,476
MiMedx Group, Inc.(a)	2,450	23,226
Owens & Minor, Inc.	166	5,629
Phibro Animal Health Corp., Class A	945	25,940
Teleflex, Inc.	157	23,225
United Therapeutics Corp.(a)	41	5,150

See Notes to Financial Statements.
20 | November 30, 2016

RiverFront Dynamic US Flex-Cap ETF

Schedule of Investments	November 30, 2016

Security Description	Shares	Value
Health Care (continued)
Universal Health Services, Inc., Class B	127	$15,624
Total Health Care		979,951

Industrials (11.83%)
AO Smith Corp.	143	6,954
Boeing Co.	265	39,898
CH Robinson Worldwide, Inc.	1,119	83,757
CLARCOR, Inc.	323	22,755
Curtiss-Wright Corp.	480	48,250
Expeditors International of Washington, Inc.	2,013	106,167
General Electric Co.	1,526	46,940
The Greenbrier Cos, Inc.	708	27,470
Illinois Tool Works, Inc.	377	47,193
Insperity, Inc.	173	12,525
JetBlue Airways Corp.(a)	1,395	28,026
L-3 Communications Holdings, Inc.	316	49,855
Lockheed Martin Corp.	118	31,300
ManpowerGroup, Inc.	306	26,135
MSC Industrial Direct Co. Inc, Class A	299	26,713
Northrop Grumman Corp.	193	48,182
Powell Industries, Inc.	262	11,276
Raytheon Co.	209	31,254
Simpson Manufacturing Co. Inc	509	23,994
Stericycle, Inc.(a)	199	14,521
Trinity Industries, Inc.	443	12,311
United Parcel Service, Inc., Class B	516	59,815
United Rentals, Inc.(a)	582	58,846
Wabash National Corp.(a)	771	10,632
Wabtec Corp.	84	7,112
Waste Management, Inc.	1,015	70,563
Total Industrials		952,444

Information Technology (24.42%)
3D Systems Corp.(a)	2,102	29,113
Advanced Micro Devices, Inc.(a)	3,564	31,755
Alphabet, Inc., Class A(a)	234	181,555
Alphabet, Inc., Class C(a)	233	176,622
Apple, Inc.	1,072	118,477
Applied Materials, Inc.	1,668	53,710
Avnet, Inc.	103	4,727
Benchmark Electronics, Inc.(a)	957	27,131
Bottomline Technologies de, Inc.(a)	563	14,109
CalAmp Corp.(a)	1,375	19,993
Cirrus Logic, Inc.(a)	510	28,050
Cognizant Technology Solutions Corp., Class A(a)	2,247	123,765
Cree, Inc.(a)	941	23,826
Facebook, Inc., Class A(a)	1,451	171,827
FARO Technologies, Inc.(a)	335	12,194
Ingram Micro, Inc., Class A(a)	3,754	140,550
Integrated Device Technology, Inc.(a)	1,668	39,031
Intel Corp.	4,446	154,276

Security Description	Shares	Value
Information Technology (continued)
International Business Machines Corp.	821	$133,183
Ixia(a)	2,027	27,871
Mentor Graphics Corp.	472	17,252
Microchip Technology, Inc.	706	46,723
Microsoft Corp.	1,297	78,157
MicroStrategy, Inc., Class A(a)	96	18,627
National Instruments Corp.	292	8,605
NVIDIA Corp.	504	46,469
QUALCOMM, Inc.	545	37,131
SYNNEX Corp.	389	45,478
Tech Data Corp.(a)	294	24,952
Tessera Technologies, Inc.	628	24,869
VeriFone Systems, Inc.(a)	439	7,415
VeriSign, Inc.(a)	993	78,298
WEX, Inc.(a)	185	20,444
Total Information Technology		1,966,185

Materials (4.25%)
AK Steel Holding Corp.(a)	8,339	76,136
Cabot Corp.	568	28,928
Compass Minerals International, Inc.	335	25,979
LyondellBasell Industries NV, Class A	222	20,051
Martin Marietta Materials, Inc.	191	41,915
Monsanto Co.	286	29,375
Newmont Mining Corp.	593	19,237
Nucor Corp.	886	55,100
Stepan Co.	138	11,201
Vulcan Materials Co.	275	34,554
Total Materials		342,476

Real Estate (2.20%)
DiamondRock Hospitality Co.	2,321	24,579
Forestar Group, Inc.(a)	1,009	13,521
The GEO Group, Inc.	533	17,728
HFF, Inc., Class A	307	8,903
Jones Lang LaSalle, Inc.	199	20,155
The Macerich Co.	437	29,667
RE/MAX Holdings, Inc., Class A	203	9,947
The RMR Group, Inc., Class A	215	8,923
Summit Hotel Properties, Inc.	1,707	24,274
Washington Prime Group, Inc.	1,918	19,218
Total Real Estate		176,915

Telecommunication Services (2.45%)
AT&T, Inc.	2,297	88,733
Iridium Communications, Inc.(a)	1,147	10,094
Telephone & Data Systems, Inc.	786	21,167
Verizon Communications, Inc.	1,557	77,694
Total Telecommunication Services		197,688

Utilities (2.09%)
Avangrid, Inc.	379	13,708
Consolidated Edison, Inc.	379	26,443

See Notes to Financial Statements.

21 | November 30, 2016

RiverFront Dynamic US Flex-Cap ETF

Schedule of Investments	November 30, 2016

Security Description	Shares	Value
Utilities (continued)
Dominion Resources, Inc.	186	$13,632
Duke Energy Corp.	265	19,549
Great Plains Energy, Inc.	683	18,024
PG&E Corp.	463	27,224
The Southern Co.	373	17,464
Talen Energy Corp.(a)	2,304	32,165
Total Utilities		168,209

TOTAL COMMON STOCKS (Cost $7,726,012)		8,040,172

Security Description	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.03%)
State Street Institutional Treasury Plus Money Market Fund	0.259%	2,067	2,067

TOTAL SHORT TERM INVESTMENTS (Cost $2,067)			2,067

TOTAL INVESTMENTS (99.87%) (Cost $7,728,079)			$8,042,239

NET OTHER ASSETS AND LIABILITIES (0.13%)			10,644

NET ASSETS (100.00%)			$8,052,883

(a)	Non income producing security.

See Notes to Financial Statements.

22 | November 30, 2016

RiverFront Strategic Income Fund

Schedule of Investments	November 30, 2016

Security Description	Principal Amount	Value
CORPORATE BONDS (91.86%)
Consumer Discretionary (22.06%)
Aramark Services, Inc., Sr. Unsec.
5.13%, 01/15/2024	$600,000	$617,502
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., Sr. Unsec.
5.13%, 06/01/2022(a)	4,671,000	4,525,031
Cablevision Systems Corp., Sr. Unsec.
8.63%, 09/15/2017	4,586,000	4,775,173
DISH DBS Corp., Sr. Unsec.
7.88%, 09/01/2019	7,000,000	7,770,000
Dollar Tree, Inc., Sr. Unsec.
5.75%, 03/01/2023	8,450,000	9,062,624
DR Horton, Inc., Sr. Unsec.
4.38%, 09/15/2022	7,140,000	7,354,200
Goodyear Tire & Rubber Co., Sr. Unsec.
5.13%, 11/15/2023	8,400,000	8,620,499
Hanesbrands, Inc., Sr. Unsec.
4.63%, 05/15/2024(a)	2,500,000	2,506,250
International Game Technology PLC, First Lien
6.25%, 02/15/2022(a)	1,000,000	1,067,500
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec.
5.00%, 06/01/2024(a)	4,087,000	4,138,088
Lamar Media Corp., Sr. Sub.
5.00%, 05/01/2023	2,500,000	2,556,250
Lear Corp., Sr. Unsec.
4.75%, 01/15/2023	6,909,000	7,150,815
MGM Resorts International, Sr. Unsec.
6.75%, 10/01/2020	7,140,000	7,836,150
Service Corp. International, Sr. Unsec.
5.38%, 01/15/2022	3,000,000	3,120,000
5.38%, 05/15/2024	920,000	961,492
Total Consumer Discretionary		72,061,574

Consumer Staples (5.36%)
Pinnacle Foods Finance LLC, Sr. Unsec.
4.88%, 05/01/2021	2,000,000	2,055,000
5.88%, 01/15/2024	7,039,000	7,443,743
Smithfield Foods, Inc., Sr. Unsec.
6.63%, 08/15/2022	1,000,000	1,058,750
Spectrum Brands, Inc., Sr. Unsec.
6.63%, 11/15/2022	645,000	686,925
5.75%, 07/15/2025	1,000,000	1,042,500
TreeHouse Foods, Inc., Sr. Unsec.
6.00%, 02/15/2024(a)	5,000,000	5,212,500
Total Consumer Staples		17,499,418
Security Description	Principal Amount	Value
Energy (12.83%)
Concho Resources, Inc., Sr. Unsec.
6.50%, 01/15/2022	$5,434,000	$5,651,360
5.50%, 04/01/2023	346,000	357,470
Kinder Morgan Energy Partners LP, Sr. Unsec.
5.00%, 10/01/2021	6,500,000	6,937,502
MPLX LP, Sr. Unsec.
5.50%, 02/15/2023	2,000,000	2,074,530
Newfield Exploration Co., Sr. Unsec.
5.75%, 01/30/2022	7,000,000	7,280,000
Southwestern Energy Co., Sr. Unsec.
7.50%, 02/01/2018	396,000	415,800
Tesoro Corp., Sr. Unsec.
5.38%, 10/01/2022	8,044,000	8,395,926
Tesoro Logistics LP / Tesoro Logistics Finance Corp., Sr. Unsec.
5.88%, 10/01/2020	1,585,000	1,638,335
6.13%, 10/15/2021	1,000,000	1,046,875
Williams Partners/ACMP Finance Corp., Sr. Unsec.
6.13%, 07/15/2022	7,893,000	8,105,337
Total Energy		41,903,135

Financials (6.15%)
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, Sr. Unsec.
4.63%, 10/30/2020	3,106,000	3,241,888
Ally Financial, Inc., Sr. Unsec.
4.75%, 09/10/2018	3,200,000	3,296,320
CIT Group, Inc., Sr. Unsec.
5.50%, 02/15/2019(a)	7,000,000	7,406,875
Navient Corp., Sr. Unsec.
8.45%, 06/15/2018	1,000,000	1,080,000
5.50%, 01/15/2019	4,900,000	5,069,540
Total Financials		20,094,623

Health Care (4.36%)
DaVita HealthCare Partners, Inc., Sr. Unsec.
5.75%, 08/15/2022	6,000,000	6,247,500
Hologic, Inc., Sr. Unsec.
5.25%, 07/15/2022(a)	5,000,000	5,206,250
Tenet Healthcare Corp., First Lien
4.35%, 06/15/2020(b)	2,765,000	2,778,825
Total Health Care		14,232,575

Industrials (10.79%)
ADT Corp., First Lien
6.25%, 10/15/2021	9,500,000	10,283,750
Aircastle Ltd., Sr. Unsec.
6.25%, 12/01/2019	500,000	541,250
See Notes to Financial Statements.
23 | November 30, 2016

RiverFront Strategic Income Fund

Schedule of Investments	November 30, 2016

Security Description	Principal Amount	Value
Industrials (continued)
Case New Holland Industrial, Inc., Sr. Unsec.
7.88%, 12/01/2017	$3,205,000	$3,389,640
Owens‐Brockway Glass Container, Inc., Sr. Unsec.
5.00%, 01/15/2022(a)	6,145,000	6,290,944
United Rentals North America, Inc., Sr. Unsec.
7.63%, 04/15/2022	1,434,000	1,523,625
5.75%, 11/15/2024	3,000,000	3,120,000
WESCO Distribution, Inc., Sr. Unsec.
5.38%, 12/15/2021	9,750,000	10,066,875
Total Industrials		35,216,084

Information Technology (2.41%)
Flextronics International Ltd., Sr. Unsec.
5.00%, 02/15/2023	2,682,000	2,856,011
SS&C Technologies Holdings, Inc., Sr. Unsec.
5.88%, 07/15/2023	4,900,000	5,022,500
Total Information Technology		7,878,511

Materials (14.55%)
AK Steel Corp., First Lien
7.50%, 07/15/2023	1,000,000	1,090,000
Ball Corp., Sr. Unsec.
5.00%, 03/15/2022	8,106,000	8,572,095
Cascades, Inc., Sr. Unsec.
5.50%, 07/15/2022(a)	500,000	509,375
Celanese US Holdings LLC, Sr. Unsec.
5.88%, 06/15/2021	7,220,000	8,081,274
Graphic Packaging International, Inc., Sr. Unsec.
4.75%, 04/15/2021	645,000	682,088
4.88%, 11/15/2022	4,615,000	4,776,525
Huntsman Intl LLC, Sr. Unsec.
4.88%, 11/15/2020	8,588,000	8,867,109
Silgan Holdings, Inc., Sr. Unsec.
5.00%, 04/01/2020	7,736,000	7,910,060
Teck Resources Ltd., Sr. Unsec.
8.00%, 06/01/2021(a)	2,545,000	2,801,791
Vale Overseas Ltd., Sr. Unsec.
5.88%, 06/10/2021	4,000,000	4,202,000
Total Materials		47,492,317

Telecommunication Services (10.00%)
CenturyLink, Inc., Sr. Unsec., Series V
5.63%, 04/01/2020	8,525,000	8,908,625
Frontier Communications Corp., Sr. Unsec.
8.13%, 10/01/2018	8,199,000	8,773,422
Security Description	Principal Amount	Value
Telecommunication Services (continued)
Sprint Communications, Inc., Sr. Unsec.
6.00%, 12/01/2016	$5,000,000	$5,000,000
T‐Mobile USA, Inc., Sr. Unsec.
6.13%, 01/15/2022	4,000,000	4,198,320
6.73%, 04/28/2022	5,500,000	5,760,425
Total Telecommunication Services		32,640,792

Utilities (3.35%)
AES Corp., Sr. Unsec.
8.00%, 06/01/2020	4,135,000	4,837,950
Dynegy, Inc., Sr. Unsec.
6.75%, 11/01/2019	6,000,000	6,090,000
Total Utilities		10,927,950

TOTAL CORPORATE BONDS (Cost $292,632,253)		299,946,979

Security Description	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (6.77%)
State Street Institutional Treasury Plus Money Market Fund	0.259%	22,116,268	22,116,268
TOTAL SHORT TERM INVESTMENTS (Cost $22,116,268)			22,116,268

TOTAL INVESTMENTS (98.63%) (Cost $314,748,521)			$322,063,247

NET OTHER ASSETS AND LIABILITIES (1.37%)			4,451,738

NET ASSETS (100.00%)			$326,514,985

(a)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $39,664,604, representing 12.15% of net assets.

(b)	Interest rate will change at a future date. Interest rate shown reflects the rate in effect at November 30, 2016.

See Notes to Financial Statements.
24 | November 30, 2016

RiverFront ETFs

Statement of Assets and Liabilities	November 30, 2016

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic Unconstrained Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex‐Cap ETF	RiverFront Strategic Income Fund
ASSETS:
Investments, at value	$5,920,742	$5,031,814	$13,265,488	$8,042,239	$322,063,247
Cash	115,399	–	–	–	–
Interest receivable	47,424	80,144	–	–	4,494,680
Dividend receivable	–	–	35,920	13,226	–
Total Assets	6,083,565	5,111,958	13,301,408	8,055,465	326,557,927

LIABILITIES:
Payable to adviser	2,414	2,130	4,726	2,582	42,942
Total Liabilities	2,414	2,130	4,726	2,582	42,942
NET ASSETS	$6,081,151	$5,109,828	$13,296,682	$8,052,883	$326,514,985

NET ASSETS CONSIST OF:
Paid‐in capital	$6,252,561	$5,000,000	$12,915,193	$7,854,219	$329,096,584
Accumulated net investment income	192	627	2,375	–	21,699
Accumulated net realized loss	(48,011)	(8,807)	(120,107)	(115,491)	(9,918,024)
Net unrealized appreciation/(depreciation)	(123,591)	118,008	499,221	314,155	7,314,726
NET ASSETS	$6,081,151	$5,109,828	$13,296,682	$8,052,883	$326,514,985

INVESTMENTS, AT COST	$6,044,333	$4,913,806	$12,766,267	$7,728,079	$314,748,521

PRICING OF SHARES
Net Assets	$6,081,151	$5,109,828	$13,296,682	$8,052,883	$326,514,985
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	250,000	200,000	500,002	300,002	13,050,000
Net Asset Value, offering and redemption price per share	$24.32	$25.55	$26.59	$26.84	$25.02

See Notes to Financial Statements.

25 | November 30, 2016

RiverFront ETFs

Statement of Operations	For the Period or Year Ended November 30, 2016(a)(b)

	RiverFront Dynamic Core Income ETF(a)	RiverFront Dynamic Unconstrained Income ETF(a)	RiverFront Dynamic US Dividend Advantage ETF(b)	RiverFront Dynamic US Flex‐Cap ETF(b)	RiverFront Strategic Income Fund
INVESTMENT INCOME:
Interest	$40,971	$138,134	$–	$–	$16,880,821
Dividends	245	730	91,805	47,701	58,813
Foreign taxes withheld on dividends	–	–	(130)	(66)	–
Total Investment Income	41,216	138,864	91,675	47,635	16,939,634

EXPENSES:
Investment adviser and sub‐adviser fees (note 3)	8,001	12,164	18,022	13,307	1,759,443
Total Expenses before waiver/reimbursement	8,001	12,164	18,022	13,307	1,759,443
Less fees waived/reimbursed by sub‐adviser (note 3)	–	–	–	–	(1,097,802)
Net Expenses	8,001	12,164	18,022	13,307	661,641
NET INVESTMENT INCOME	33,215	126,700	73,653	34,328	16,277,993

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments	(47,984)	(8,757)	(22,926)	29,526	(1,305,008)
Net realized gain on foreign currency transactions	–	–	–	84	–
NET REALIZED GAIN/(LOSS)	(47,984)	(8,757)	(22,926)	29,610	(1,305,008)
Net change in unrealized appreciation/(depreciation) on investments	(123,591)	118,008	499,221	314,160	13,124,646
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	–	–	–	(5)	–
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION)	(123,591)	118,008	499,221	314,155	13,124,646
NET REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS	(171,575)	109,251	476,295	343,765	11,819,638
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(138,360)	$235,951	$549,948	$378,093	$28,097,631

(a)	The RiverFront Dynamic Core Income ETF and RiverFront Dynamic Unconstrained Income ETF commenced operations on June 14, 2016.
(b)	The RiverFront Dynamic US Dividend Advantage ETF and RiverFront Dynamic US Flex-Cap ETF commenced operations on June 7, 2016.

See Notes to Financial Statements.
26 | November 30, 2016

RiverFront Dynamic Core Income ETF

Statement of Changes in Net Assets

For the Period June 14, 2016 (Commencement) to November 30, 2016
OPERATIONS:
Net investment income	$33,215
Net realized loss	(47,984)
Net change in unrealized depreciation	(123,591)
Net decrease in net assets resulting from operations	(138,360)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(33,050)
Total distributions	(33,050)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	6,252,561
Net increase from share transactions	6,252,561

Net increase in net assets	6,081,151

NET ASSETS:
Beginning of period	–
End of period*	$6,081,151

*Including accumulated net investment income of:	$192

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	250,000
Shares redeemed	–
Shares outstanding, end of period	250,000

See Notes to Financial Statements.
27 | November 30, 2016

RiverFront Dynamic Unconstrained Income ETF

Statement of Changes in Net Assets

For the Period June 14, 2016 (Commencement) to November 30, 2016
OPERATIONS:
Net investment income	$126,700
Net realized loss	(8,757)
Net change in unrealized appreciation	118,008
Net increase in net assets resulting from operations	235,951

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(126,123)
Total distributions	(126,123)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	5,000,000
Net increase from share transactions	5,000,000

Net increase in net assets	5,109,828

NET ASSETS:
Beginning of period	–
End of period*	$5,109,828

*Including accumulated net investment income of:	$627

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	200,000
Shares redeemed	–
Shares outstanding, end of period	200,000

 See Notes to Financial Statements.
28 | November 30, 2016

RiverFront Dynamic US Dividend Advantage ETF

Statement of Changes in Net Assets

For the Period June 7, 2016 (Commencement) to November 30, 2016
OPERATIONS:
Net investment income	$73,653
Net realized loss	(22,926)
Net change in unrealized appreciation	499,221
Net increase in net assets resulting from operations	549,948

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(71,278)
Total distributions	(71,278)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	14,111,104
Shares redeemed	(1,293,092)
Net increase from share transactions	12,818,012

Net increase in net assets	13,296,682

NET ASSETS:
Beginning of period	–
End of period*	$13,296,682

*Including accumulated net investment income of:	$2,375

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	550,002
Shares redeemed	(50,000)
Shares outstanding, end of period	500,002

See Notes to Financial Statements.
29 | November 30, 2016

RiverFront Dynamic US Flex-Cap ETF

Statement of Changes in Net Assets

For the Period June 7, 2016 (Commencement) to November 30, 2016
OPERATIONS:
Net investment income	$34,328
Net realized gain	29,610
Net change in unrealized appreciation	314,155
Net increase in net assets resulting from operations	378,093

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(34,580)
Total distributions	(34,580)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	10,289,247
Shares redeemed	(2,579,877)
Net increase from share transactions	7,709,370

Net increase in net assets	8,052,883

NET ASSETS:
Beginning of period	–
End of period*	$8,052,883

*Including accumulated net investment income of:	$–

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	400,002
Shares redeemed	(100,000)
Shares outstanding, end of period	300,002

See Notes to Financial Statements.

30 | November 30, 2016

RiverFront Strategic Income Fund

Statements of Changes in Net Assets

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015(a)
OPERATIONS:
Net investment income	$16,277,993	$16,105,656
Net realized loss(a)	(1,305,008)	(7,547,910)
Net change in unrealized appreciation/(depreciation)(a)	13,124,646	(5,832,347)
Net increase in net assets resulting from operations	28,097,631	2,725,399

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(16,281,197)	(16,112,017)
From net realized gains	–	(228,129)
Total distributions	(16,281,197)	(16,340,146)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	106,134,969	160,403,465
Shares redeemed	(255,443,492)	(51,846,799)
Net increase/(decrease) from share transactions	(149,308,523)	108,556,666

Net increase/(decrease) in net assets	(137,492,089)	94,941,919

NET ASSETS:
Beginning of period	464,007,074	369,065,155
End of period*	$326,514,985	$464,007,074

*Including accumulated net investment income of:	$21,699	$24,903

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	19,050,000	14,750,002
Shares sold	4,400,000	6,400,000
Shares redeemed	(10,400,000)	(2,100,002)
Shares outstanding, end of period	13,050,000	19,050,000

(a)
Prior to November 30, 2016, the Fund presented realized gain/loss and unrealized appreciation/depreciation by investment type. This change in presentation was made to conform to industry standards and had no effect on the Fund's change in net assets.

See Notes to Financial Statements.
31 | November 30, 2016

RiverFront Dynamic Core Income ETF

Financial Highlights	For a share outstanding throughout the period presented

	For the Period June 14, 2016 (Commencement) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.24
Net realized and unrealized loss	(0.68)
Total from investment operations	(0.44)

DISTRIBUTIONS:
From net investment income	(0.24)
Total distributions	(0.24)

NET (DECREASE) IN NET ASSET VALUE	(0.68)
NET ASSET VALUE, END OF PERIOD	$24.32
TOTAL RETURN(b)	(1.77)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$6,081

Ratio of expenses excluding waiver/reimbursement to average net assets	0.51	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	0.51	%(c)
Ratio of net investment income including expenses waiver/reimbursement to average net assets	2.12	%(c)
Portfolio turnover rate(d)	26%

(a)	Based on average shares outstanding during the period.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices.  Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.
32 | November 30, 2016

RiverFront Dynamic Unconstrained Income ETF

Financial Highlights	For a share outstanding throughout the period presented

	For the Period June 14, 2016 (Commencement) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.63
Net realized and unrealized gain	0.55
Total from investment operations	1.18

DISTRIBUTIONS:
From net investment income	(0.63)
Total distributions	(0.63)

NET INCREASE IN NET ASSET VALUE	0.55
NET ASSET VALUE, END OF PERIOD	$25.55
TOTAL RETURN(b)	4.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$5,110

Ratio of expenses excluding waiver/reimbursement to average net assets	0.51	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	0.51	%(c)
Ratio of net investment income including expenses waiver/reimbursement to average net assets	5.31	%(c)
Portfolio turnover rate(d)	11%

(a)	Based on average shares outstanding during the period.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices.  Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.
33 | November 30, 2016

RiverFront Dynamic US Dividend Advantage ETF

Financial Highlights	For a share outstanding throughout the period presented

	For the Period June 7, 2016 (Commencement) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$25.14

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26
Net realized and unrealized gain	1.40
Total from investment operations	1.66

DISTRIBUTIONS:
From net investment income	(0.21)
Total distributions	(0.21)

NET INCREASE IN NET ASSET VALUE	1.45
NET ASSET VALUE, END OF PERIOD	$26.59
TOTAL RETURN(b)	6.64%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$13,297

Ratio of expenses excluding waiver/reimbursement to average net assets	0.52	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	0.52	%(c)
Ratio of net investment income including expenses waiver/reimbursement to average net assets	2.13	%(c)
Portfolio turnover rate(d)	45%

(a)	Based on average shares outstanding during the period.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices.  Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.
34 | November 30, 2016

RiverFront Dynamic US Flex-Cap ETF

Financial Highlights	For a share outstanding throughout the period presented

	For the Period June 7, 2016 (Commencement) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$25.13

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17
Net realized and unrealized gain	1.70
Total from investment operations	1.87

DISTRIBUTIONS:
From net investment income	(0.16)
Total distributions	(0.16)

NET INCREASE IN NET ASSET VALUE	1.71
NET ASSET VALUE, END OF PERIOD	$26.84
TOTAL RETURN(b)	7.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$8,053

Ratio of expenses excluding waiver/reimbursement to average net assets	0.52	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	0.52	%(c)
Ratio of net investment income including expenses waiver/reimbursement to average net assets	1.34	%(c)
Portfolio turnover rate(d)	41%

(a)	Based on average shares outstanding during the period.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices.  Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.
35 | November 30, 2016

RiverFront Strategic Income Fund

Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2016		For the Year Ended November 30, 2015	For the Year Ended November 30, 2014	For the Period October 8, 2013 (Commencement) to November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$24.36		$25.02	$24.90	$24.42

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.05		0.88	0.83	0.11
Net realized and unrealized gain/(loss)	0.71		(0.65)	0.11	0.40
Total from investment operations	1.76		0.23	0.94	0.51

DISTRIBUTIONS:
From net investment income	(1.10)		(0.87)	(0.82)	(0.03)
From net realized gains	–		(0.02)	–	–
Total distributions	(1.10)		(0.89)	(0.82)	(0.03)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.66		(0.66)	0.12	0.48
NET ASSET VALUE, END OF PERIOD	$25.02		$24.36	$25.02	$24.90
TOTAL RETURN(b)	7.38%		0.91%	3.80%	2.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$326,515		$464,007	$369,065	$97,102

Ratio of expenses excluding waiver/reimbursement to average net assets	0.46%		0.46%	0.46%	0.46	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	0.17	%(d)	0.22%	0.22%	0.22	%(c)
Ratio of net investment income including expenses waiver/reimbursement to average net assets	4.26%		3.54%	3.30%	3.28	%(c)
Portfolio turnover rate(e)	52%		36%	27%	0%

(a)	Based on average shares outstanding during the period.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices.  Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)
Effective July 1, 2016, the Fund’s management fee consists of a fee of 0.16% paid to the Fund’s investment adviser and a fee of 0.30% paid to the Fund’s sub-adviser. The Fund’s sub-adviser will voluntarily waive all of its 0.30% annual sub-advisory fee payable by the Fund until March 31, 2018.

(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.
36 | November 30, 2016

RiverFront ETFs

Notes to Financial Statements	November 30, 2016

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open‐end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2016, the Trust consists of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the RiverFront Dynamic Core Income ETF, the RiverFront Dynamic Unconstrained Income ETF, the RiverFront Dynamic US Dividend Advantage ETF, the RiverFront Dynamic US Flex‐Cap ETF, and the RiverFront Strategic Income Fund (each a “Fund” and collectively, the “Funds”).

The investment objective of the RiverFront Dynamic Core Income ETF Fund is to seek total return, with an emphasis on income as the source of that total return. The Fund is considered non‐diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. The RiverFront Dynamic Core Income ETF commenced operations on June 14, 2016.

The investment objective of the RiverFront Dynamic Unconstrained Income ETF Fund is to seek total return, with an emphasis on income as the source of that total return. The Fund is considered non‐diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. The RiverFront Dynamic Unconstrained Income ETF commenced operations on June 14, 2016.

The investment objective of the RiverFront Dynamic US Dividend Advantage ETF Fund is to seek to provide capital appreciation and dividend income. The Fund is considered non‐diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. The RiverFront US Dividend Advantage ETF commenced operations on June 7, 2016.

The investment objective of the RiverFront Dynamic US Flex‐Cap ETF Fund is to seek to provide capital appreciation. The Fund is considered non‐diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. The RiverFront US Flex‐Cap ETF commenced operations on June 7, 2016.

The investment objective of the RiverFront Strategic Income Fund is to seek total return, with an emphasis on income as the source of that total return. The Fund is considered non‐diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. The RiverFront Strategic Income Fund commenced operations on October 8, 2013.

Each Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. Each Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in‐kind for securities and/or cash. Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.
37 | November 30, 2016

RiverFront ETFs

Notes to Financial Statements	November 30, 2016

A. Portfolio Valuation
Each Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over‐the‐counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

Corporate bonds and United States government bonds are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service.

Each Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre‐established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de‐listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements
Each Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open‐end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker‐supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The RiverFront Dynamic Core Income ETF, the RiverFront Dynamic Unconstrained Income ETF, and the RiverFront Strategic Income Fund may invest a significant portion of their assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
38 | November 30, 2016

RiverFront ETFs

Notes to Financial Statements	November 30, 2016

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2016:

RiverFront Dynamic Core Income ETF

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$5,409,222	$–	$5,409,222
Government Bonds	–	267,488	–	267,488
Short Term Investments	244,032	–	–	244,032
TOTAL	$244,032	$5,676,710	$–	$5,920,742

RiverFront Dynamic Unconstrained Income ETF

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$4,884,456	$–	$4,884,456
Short Term Investments	147,358	–	–	147,358
TOTAL	$147,358	$4,884,456	$–	$5,031,814

RiverFront Dynamic US Dividend Advantage ETF

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$13,260,464	$–	$–	$13,260,464
Short Term Investments	5,024	–	–	5,024
TOTAL	$13,265,488	$–	$–	$13,265,488

RiverFront Dynamic US Flex‐Cap ETF

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$8,040,172	$–	$–	$8,040,172
Short Term Investments	2,067	–	–	2,067
TOTAL	$8,042,239	$–	$–	$8,042,239
39 | November 30, 2016

RiverFront ETFs

Notes to Financial Statements	November 30, 2016

RiverFront Strategic Income Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$299,946,979	$–	$299,946,979
Short Term Investments	22,116,268	–	–	22,116,268
TOTAL	$22,116,268	$299,946,979	$–	$322,063,247

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds recognize transfers between levels as of the end of the period. For the year or period ended November 30, 2016, the Funds did not have any transfers between Level 1 and Level 2 securities. The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex‐dividend date. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

D. Dividends and Distributions to Shareholders
Dividends from net investment income for each Fund, if any, are declared and paid monthly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year or period ended November 30, 2016, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in‐kind transactions:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
RiverFront Dynamic Core Income ETF	$–	$27	$(27)
RiverFront Dynamic Unconstrained Income ETF	–	50	(50)
RiverFront Dynamic US Dividend Advantage ETF	97,181	–	(97,181)
RiverFront Dynamic US Flex‐Cap ETF	144,849	252	(145,101)
RiverFront Strategic Income Fund	1,609,245	–	(1,609,245)

The tax character of the distributions paid by the Funds during the fiscal year or period ended November 30, 2016 were as follows:

Ordinary Income
November 30, 2016
RiverFront Dynamic Core Income ETF	$33,050
RiverFront Dynamic Unconstrained Income ETF	126,123
RiverFront Dynamic US Dividend Advantage ETF	71,278
RiverFront Dynamic US Flex‐Cap ETF	34,555
RiverFront Strategic Income Fund	16,281,197
40 | November 30, 2016

RiverFront ETFs

Notes to Financial Statements	November 30, 2016

The tax character of the distributions paid by the RiverFront Strategic Income Fund during the fiscal year ended November 30, 2015 were as follows:

	Ordinary Income	Long-Term Capital Gain
November 30, 2015
RiverFront Strategic Income Fund	$16,315,420	$24,726

As of November 30, 2016, the components of distributable earnings on a tax basis were as follows:

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic Unconstrained Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex-Cap ETF	RiverFront Strategic Income Fund
Accumulated net investment income	$192	$627	$2,375	$–	$21,699
Accumulated net realized loss on investments	(48,011)	(8,807)	(118,722)	(115,491)	(9,858,004)
Net unrealized appreciation/(depreciation) on investments	(123,591)	118,008	497,836	314,155	7,254,706
Total	$(171,410)	$109,828	$381,489	$198,664	$(2,581,599)

As of November 30, 2016, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic Unconstrained Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex-Cap ETF	RiverFront Strategic Income Fund
Gross appreciation (excess of value over tax cost)	$5,892	$147,783	$771,547	$449,439	$7,422,750
Gross depreciation (excess of tax cost over value)	(129,483)	(29,775)	(273,711)	(135,279)	(168,044)
Net appreciation/(depreciation) of foreign currency	–	–	–	(5)	–
Net unrealized appreciation (depreciation)	(123,591)	118,008	497,836	314,155	7,254,706
Cost of investments for income tax purposes	$6,044,333	$4,913,806	$12,767,652	$7,728,079	$314,808,541

The differences between book‐basis and tax‐basis are primarily due to the deferral of losses from wash sales.

At November 30, 2016, the Funds post‐enactment capital losses deferred to the next tax year were as follows:

Fund	Short-Term	Long-Term
RiverFront Dynamic Core Income ETF	$48,011	$–
RiverFront Dynamic Unconstrained Income ETF	8,807	–
RiverFront Dynamic US Dividend Advantage ETF	118,722	–
RiverFront Dynamic US Flex‐Cap ETF	115,491	–
RiverFront Strategic Income Fund	5,769,746	4,088,258

F. Income Taxes
No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more‐likely‐than‐not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more‐likely‐than‐not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.
41 | November 30, 2016

RiverFront ETFs

Notes to Financial Statements	November 30, 2016

As of and during the year or period ended November 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. Being that the RiverFront Dynamic US Dividend Advantage ETF and the RiverFront Dynamic US Flex‐Cap ETF commenced operations on June 7, 2016 and the RiverFront Dynamic Core Income ETF and the RiverFront Dynamic Unconstrained Income ETF commenced operations on June 14, 2016, no tax returns have been filed for those Funds as of the date of this report.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as each Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides as a percentage of the relevant Fund’s average daily net assets as set out below:

Fund	Advisory Fee
RiverFront Dynamic Core Income ETF	0.51%(a)
RiverFront Dynamic Unconstrained Income ETF	0.51%(a)
RiverFront Dynamic US Dividend Advantage ETF	0.52%(b)
RiverFront Dynamic US Flex‐Cap ETF	0.52%(b)
RiverFront Strategic Income Fund	0.46%

(a)
The unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 0.51% for average net assets up to $600 million, (ii) 0.48% for average net assets equal to or greater than $600 million.

(b)
The unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 0.52% for average net assets up to $600 million, (ii) 0.49% for average net assets equal to or greater than $600 million.

Out of the advisory fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund’s expenses and to compensate the Adviser for providing services for the Funds.

RiverFront Investment Group, LLC acts as each Fund’s sub‐adviser (“Sub‐Adviser”) pursuant to a sub‐advisory agreement with the Trust (the ‘‘Sub‐ Advisory Agreement’’). Pursuant to the Sub‐Advisory Agreement, the Adviser pays the Sub‐Adviser a sub‐advisory fee out of the Adviser’s advisory fee for the services it provides, payable on a monthly basis at the annual rate of the relevant Fund’s average daily net assets as set out below:

Fund	Sub-Advisory Fee
RiverFront Dynamic Core Income ETF	0.35%
RiverFront Dynamic Unconstrained Income ETF	0.35%
RiverFront Dynamic US Dividend Advantage ETF	0.35%
RiverFront Dynamic US Flex‐Cap ETF	0.35%
RiverFront Strategic Income Fund	0.30%(c)

(c)
Prior to March 31, 2016, the Fund paid the Sub-Adviser an annual management fee equal to 0.24%. Between April 1, 2016 and June 30, 2016, the Fund paid the Sub-Adviser an annual management fee equal to 0.35%.

For the RiverFront Strategic Income Fund, the Sub‐Adviser has agreed to waive all of its sub‐advisory fee until March 31, 2018. This waiver may only be terminated by the Fund’s Board (and not by the Fund’s Sub‐Adviser) prior to such date.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Each Trustee who is not an officer or employee of the Adviser, any sub‐adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out‐of‐pocket expenses relating to attendance at meetings.
42 | November 30, 2016

RiverFront ETFs

Notes to Financial Statements	November 30, 2016

4. PURCHASES AND SALES OF SECURITIES

For the year or period ended November 30, 2016, the cost of purchases and proceeds from sales of investment securities, excluding in‐kind transactions and short‐term investments, were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$1,081,498	$925,347
RiverFront Dynamic Unconstrained Income ETF	3,003,355	521,770
RiverFront Dynamic US Dividend Advantage ETF	3,601,323	3,623,217
RiverFront Dynamic US Flex‐Cap ETF	2,289,563	2,292,109
RiverFront Strategic Income Fund	185,206,958	195,366,768

For the year or period ended November 30, 2016, the cost of in‐kind purchases and proceeds from in‐kind sales were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$5,702,223	$–
RiverFront Dynamic Unconstrained Income ETF	2,297,387	–
RiverFront Dynamic US Dividend Advantage ETF	14,106,290	1,295,853
RiverFront Dynamic US Flex‐Cap ETF	10,296,146	2,594,864
RiverFront Strategic Income Fund	94,253,252	225,560,105

For the year or period ended November 30, 2016, the in‐kind net realized gains/(losses) were as follows:
Fund	Net Realized Gain/(Loss)
RiverFront Dynamic Core Income ETF	$	_
RiverFront Dynamic Unconstrained Income ETF		_
RiverFront Dynamic US Dividend Advantage ETF		97,181
RiverFront Dynamic US Flex‐Cap ETF		144,705
RiverFront Strategic Income Fund		1,610,263

Gains on in‐kind transactions are not considered taxable for federal income tax purposes.

5.  CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker‐dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from each Fund. Such transactions are generally permitted on an in‐kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.
43 | November 30, 2016

RiverFront ETFs

Additional Information	November 30, 2016 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12‐month period ended June 30 and a description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov and upon request, by calling (toll‐free) 1‐866‐675‐2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N‐Q. Forms N‐Q for each Fund are available on the SEC’s website at www.sec.gov. Each Fund’s Forms N‐Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1‐ 800‐SEC‐0330. Each Fund’s Forms N‐Q are available without charge, upon request, by calling (toll‐free) 1‐866‐675‐2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.
44 | November 30, 2016

RiverFront ETFs

Board Considerations Regarding Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreements	November 30, 2016 (Unaudited)

RiverFront Strategic Income Fund
At an in‐person meeting held on June 6, 2016, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the RiverFront Strategic  Income Fund (“RIGS” or “the Fund”). The Independent Trustees  also met separately to consider the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement with respect to RIGS, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Trustees considered and reviewed information concerning the services provided under the Investment Advisory Agreement, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day‐to‐day management of the Fund.

The Trustees reviewed information on the performance of the Fund and its benchmark, and the Broadridge performance group. The Trustees also evaluated the correlation and tracking error between the Fund’s underlying index and the Fund’s performance. Based on their review, the Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality was satisfactory.

The Trustees noted that the advisory fee for the Fund was a unitary fee pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rate, the Trustees noted that the net advisory fee rate and expense ratio for the Fund is lower than the respective medians of its Broadridge expense group.

Based on the foregoing, and the other information available to them, the Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided. The Trustees also concluded that the proposed change in advisory fee rate for RIGS, from 0.11% to 0.16% of daily net assets, in connection with a corresponding 0.05% reduction in the RiverFront Investment Group, LLC (“RiverFront”) sub‐advisory fee rate for RIGS (along with a full waiver of RiverFront’s sub‐advisory fee through March 31, 2018) was reasonable under the circumstances and in light of the quality of the services provided.

The Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fee was reasonable taking into account any such benefits.

The Trustees also considered the information provided by AAI about the costs and profitability of AAI with respect to the Fund. The Trustees noted that the Fund had declined in assets. The Trustees noted that RIGS is still a relatively new product, which makes it difficult to quantify the potential variability in net assets and thus determine the sustainability of any potential economies of scale which may exist. The Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to renew the Investment Advisory Agreement, the Trustees concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

RIGS Sub‐Advisory Agreement
In evaluating the RIGS Sub‐Advisory Agreement, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by RiverFront with respect to RIGS under the RIGS Sub‐Advisory Agreement; (ii) the advisory fees and other expenses paid by RIGS compared to those of similar funds managed by other investment advisers; (iii) the profitability to RiverFront of its sub‐advisory relationship with RIGS and reasonableness of compensation to RiverFront; (iv) the extent to which economies of scale would be realized if, and as, RIGS’ assets increase, and whether the fee level in the RIGS Sub‐Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations.
45 | November 30, 2016

RiverFront ETFs

Board Considerations Regarding Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreements	November 30, 2016 (Unaudited)

With respect to the nature, extent and quality of the services provided by RiverFront under the RIGS Sub‐Advisory Agreement, the Trustees considered and reviewed information concerning the services provided under the RIGS Sub‐Advisory Agreement, RIGS’ performance, financial information regarding RiverFront, information describing RiverFront’s current organization and the background and experience of the persons responsible for the day‐to‐day management of RIGS. Based upon their review, the Trustees concluded that RiverFront was qualified to oversee the portfolio management of RIGS and that the services provided by RiverFront to RIGS are satisfactory.

The Trustees considered that the contractual sub‐advisory fee to be paid to RiverFront from RIGS was 0.35% of RIGS’ average daily net assets out of a total management fee of 0.46% of RIGS’ average daily net assets. The Trustees considered that RiverFront has waived its fee through June 30, 2016. The Trustees also considered that RiverFront and AAI had proposed that (i) the RIGS Sub‐Advisory Agreement be amended such that RiverFront would receive a fee of 0.30% of RIGS’ daily net assets, (ii) RiverFront waive its sub‐advisory fee from July 1, 2016 through March 31, 2018, and (iii) the AAI Advisory Agreement with respect to RIGS be amended such that AAI would receive a fee of 0.16% of RIGS’s daily net assets. The Trustees noted that the foregoing proposals would result in no change to RIGS’ total management fee of 0.46% of daily net assets. Based on consideration of all factors deemed relevant by them, the Trustees concluded that the proposed sub‐advisory fee of 0.30% of RIGS’ daily net assets for the RIGS Sub‐Advisory Agreement was reasonable under the circumstances and in light of the quality of services provided.

With respect to the costs of services provided and profits realized by RiverFront, the Trustees considered the resources involved in managing RIGS as well as the fact that RiverFront has waived its fee through June 30, 2016 and proposed to waive its fee thereafter until March 31, 2018. Based on its review, the Trustees concluded that the profitability of RIGS to RiverFront was not unreasonable.

The Trustees also considered other benefits that have been and may be realized by RiverFront from its relationships with RIGS and concluded that the sub‐advisory fees were reasonable taking into account such benefits.

The Trustees noted that RIGS had recently declined in assets. The Trustees considered the extent to which economies of scale may be realized if RIGS’ assets increase to its previous levels and continue to grow in size and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund’s investors. Given that RiverFront is currently waiving its entire fee through June 30, 2016 and has proposed to waive its entire fee through March 31, 2018, the Trustees concluded that economies of scale were not being achieved by RiverFront with respect to RIGS. The Trustees considered that the Fund may be achieving some economies of scale. They also noted that RIGS is still a relatively new product that has experienced fluctuations in assets, which makes it difficult to quantify the potential variability in net assets and thus determine the sustainability of any potential economies of scale which may exist. The Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to approve the RIGS Sub‐Advisory Agreement, the Trustees concluded that the terms of the RIGS Sub‐Advisory Agreement are reasonable and fair in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

RiverFront Dynamic Core Income ETF, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic US Dividend Advantage ETF, and RiverFront Dynamic US Flex‐Cap ETF

At an in‐person meeting held on March 7, 2016, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the RiverFront Dynamic US Flex‐Cap ETF (“RFFC”), RiverFront Dynamic Core Income ETF (“RFCI”), RiverFront Dynamic US Dividend Advantage ETF (“RFDA”) and RiverFront Dynamic Unconstrained Income ETF (“RFUN”) (each a “Fund” and collectively, “the Funds”) and the Investment Sub‐Advisory Agreement between the Trust and RiverFront Investment Group, LLC (“RiverFront”) with respect to the Funds. The Independent Trustees also met separately to consider the Investment Advisory Agreement and Investment Sub‐Advisory Agreement (each an “Investment Advisory Agreement” and collectively, the “Investment Advisory Agreements”).

In evaluating the Investment Advisory Agreements, the Trustees considered various factors, including (i) the nature, extent and quality of the services expected to be provided by the Adviser and RiverFront with respect to each Fund, under the applicable Investment Advisory Agreement; (ii) the advisory fees and other expenses proposed to be paid by each Fund compared to those of similar funds managed by other investment advisers; (iii) the expected profitability to the Adviser of its proposed advisory relationship with each Fund and reasonableness of compensation to the Adviser and RiverFront; (iv) the extent to which economies of scale would be realized if and as each Fund’s assets increase and whether the fee level in the Investment Advisory Agreements reflects these economies of scale; and (v) any additional benefits and other considerations.
46 | November 30, 2016

RiverFront ETFs

Board Considerations Regarding Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreements	November 30, 2016 (Unaudited)

With respect to the nature, extent and quality of the services to be provided by the Adviser and RiverFront under the Investment Advisory Agreements, the Trustees considered and reviewed information concerning the services proposed to be provided under the Investment Advisory Agreements, and the investment strategies of the Funds, financial information regarding the Adviser, its parent company and RiverFront, information describing the Adviser’s and RiverFront’s current organizations and the background and experience of the persons who would be responsible for the day‐to‐day management of the Funds, the anticipated financial support of the Funds, and the nature and quality of services provided to other ETFs, open‐end and closed‐end funds sponsored by the Adviser or RiverFront, as applicable. Based upon their review, the Trustees concluded that the Adviser was qualified to oversee the services to be provided by other service providers and that the services to be provided by the Adviser and RiverFront to the Funds are expected to be satisfactory.

For each Fund, with respect to the costs of services to be provided and profits to be realized by the Adviser, the Trustees considered the resources involved in managing the Fund as well as the fact that the Adviser agreed to pay all of the Fund’s expenses (except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) out of the unitary advisory fee. Based  on their review, the Trustees concluded that  the expected profitability of each Fund to the Adviser was not unreasonable.

The Trustees also reviewed comparative fee and expense data provided by Broadridge regarding each Fund. With respect to RFUN and RFCI, the Trustees noted the proposed advisory fee for services to be provided to the Funds by the Adviser was 0.51% of each such Fund’s average daily net assets. With respect to RFDA and RFFC, the Trustees noted the proposed advisory fee for services to be provided to the Funds by the Adviser was 0.52% of each such Fund’s average daily net assets. The Trustees also considered that the advisory fee with respect to each Fund was a unitary one and that, as set forth above, the Adviser had agreed to pay all of the Fund’s expenses (except for interest expenses, marketing fees, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Funds’ business) out of the unitary fee. The Trustees considered that, taking into account the impact of the Funds’ unitary advisory fee, RFUN’s expense ratio was below the median of its Broadridge expense group, RFCI’s expense ratio was below the median of its Broadridge expense group, RFDA’s expense ratio was above the median of its Broadridge expense group and RFFC’s expense ratio was below the median of its Broadridge expense group. Based on the foregoing and the other information available to them, the Trustees concluded that the advisory fees for each Fund were reasonable under the circumstances and in light of the quality of services provided.

The Trustees also considered other benefits that may be realized by the Adviser from its relationship with the Funds and concluded that the advisory fees were reasonable taking into account such benefits.

The Trustees considered the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Because each Fund is newly organized, the Trustees reviewed each Funds’ proposed unitary advisory fee and anticipated expenses and determined to review economies of scale in the future when each Funds had attracted assets.

In voting to approve the Investment Advisory Agreements, the Trustees concluded that the terms of each Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.
47 | November 30, 2016

RiverFront ETFs

Trustees & Officers	November 30, 2016 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non‐interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/ Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	44	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co‐Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co‐Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	46
Mr. Deems is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (31 funds); and Reaves Utility Income Fund (1 fund); Clough Funds Trust (1 fund) and Elevation ETF Trust (2 fund).

Rick A. Pederson, 1952	Trustee	Since March 2008
Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 ‐ present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 ‐ present; Advisor, The Pauls Corporation (real estate investment management and development), 2008 ‐ present; Chairman, Ross Consulting Group (real estate consulting services) 1983 ‐ 2013; Advisory Board Member, Neenan Company (construction services) 2002 ‐ present; Board Member, Prosci Inc. (private business services) 2013 ‐ 2016; Board Member, Citywide Banks (Colorado community bank) 2014 ‐ present; Board Member, Strong‐Bridge Consulting (management consulting) 2015 ‐ present; Director, National Western Stock Show (not‐for‐profit organization); Director, Biennial of the Americas (not‐for‐profit‐organization), 2012 ‐ 2015; Board Member, History Colorado, 2015 ‐ present.
				22	Mr. Pederson is Trustee of Westcore Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

48 | November 30, 2016

RiverFront ETFs

Trustees & Officers	November 30, 2016 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008
Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”) and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.
				33	Mr. Carter is a Trustee of ALPS Variable Investment Trust (10 funds); Principal Real Estate Income Fund (1 fund); and RiverNorth Opportunities Fund, Inc. (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.
49 | November 30, 2016

RiverFront ETFs

Trustees & Officers	November 30, 2016 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015
Erin Nelson became Senior Vice‐President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice‐President and Assistant General Counsel of ALPS Fund Services, Inc. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All‐Star Growth Fund, Inc., Liberty All‐ Star Equity Fund, Principal Real Estate Income Fund, and RiverNorth Opportunities Fund, Inc.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012
Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Principal Real Estate Income Fund, Clough Funds Trust and RiverNorth Opportunities Fund, Inc.

Andrew P. Meloni, 1969	Assistant Treasurer	Since December 2016
Mr. Meloni is a Fund Controller for ALPS Fund Services, Inc. Mr. Meloni joined ALPS in 2007 and because of his position with ALPS, he is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Meloni is also Assistant Treasurer to the Liberty All‐Star Equity Fund, Liberty All‐Star Growth Fund, Inc., Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and ALPS Variable Investment Trust.

Abigail J. Murray, 1975	Secretary	Since June 2015
Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Ms. Murray is also the Secretary of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust, The Caldwell & Orkin Funds, Inc. and RiverNorth Opportunities Fund, Inc. and Assistant Secretary of Elevation ETF Trust and Principal Real Estate Income Fund.

Andrea E. Kuchli, 1985	Assistant Secretary	Since December 2015
Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of Elevation ETF Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds and RiverNorth Opportunities Fund, Inc.

Sharon Akselrod, 1974	Assistant Secretary	Since December 2016
Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013‐2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008‐2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.
50 | November 30, 2016

Intentionally Left Blank

Performance Overview
Sprott Gold Miners ETF	1
Sprott Junior Gold Miners ETF	4
Sprott BUZZ Social Media Insights ETF	7
Disclosure of Fund Expenses	10
Report of Independent Registered Public Accounting Firm	11
Financial Statements
Schedules of Investments
Sprott Gold Miners ETF	12
Sprott Junior Gold Miners ETF	13
Sprott BUZZ Social Media Insights ETF	14
Statements of Assets and Liabilities	16
Statements of Operations	17
Statements of Changes in Net Assets
Sprott Gold Miners ETF	18
Sprott Junior Gold Miners ETF	19
Sprott BUZZ Social Media Insights ETF	20
Financial Highlights	21
Notes to Financial Statements	24
Additional Information	32
Board Considerations Regarding Approval of Investment Advisory Agreements	35
Trustee & Officers	36

alpsfunds.com

Sprott Gold Miners ETF

Performance Overview	November 30, 2016 (Unaudited)

Investment Objective
Sprott Gold Miners ETF (the “Fund”) employs a “passive management”—or indexing—investment approach designed to seek investment results that correspond (before fees and expenses) generally to the performance of the Sprott Zacks Gold Miners Index (the “Underlying Index”).

The Underlying Index was created by Zacks Index Services to provide a means of generally tracking the performance of gold and silver mining companies whose stocks are traded on major U.S. exchanges. The Underlying Index uses a transparent, rules-based methodology that is designed to identify the stocks of 25 gold and silver mining companies with the highest beta† to the spot price of gold, with each stock’s weighting in the index adjusted based on its quarterly revenue growth on a year-over-year basis and the quality of its balance sheet, as measured by long-term debt to equity. The Underlying Index is rebalanced on a quarterly basis to incorporate the latest financial data into the screening process. At least 80% of the Underlying Index (by weight) must consist of gold mining companies while no more than 20% may consist of silver mining companies.

Performance Overview
The Fund for the one-year period ended November 30, 2016 generated a total return of 49.82%, in-line with the Underlying Index, which returned 51.09%. The Fund’s Underlying Index emphasizes companies with the highest historical sensitivity to the price of gold, the highest relative revenue growth and the lowest relative long-term debt to equity. We believe these are important factors in determining the long-run success of senior gold miners.

After a multi-year bear market, gold stocks generated strong absolute and relative gains as interest in gold and gold stocks rebounded. The price of gold was lifted by growing investment demand in response to concerns about the trillions of dollars in negative yielding debt around the world and the “experimental” monetary policies by a number of central banks. Investment demand for gold, as measured by the total ounces of gold held by ETFs, grew from 46.2 million to 60.4 million ounces, a gain of 31%1.

The higher price of gold coupled with earlier cost cutting initiatives allowed many gold companies to generate better financial results during the period. Despite the strong performance for gold stocks, they remain inexpensive based on a number of valuation metrics.

The most notable change to the Underlying Index for the period was a shift to gold stocks with higher historical sensitivity to the price of gold. Companies such as Franco-Nevada, Newmont Mining and Goldcorp were deleted from the Underlying Index during the period in exchange for companies with greater historical stock price sensitivity to gold.

Looking forward, we continue to believe the Index’s methodology of emphasizing companies with the highest relative revenue growth and lowest relative long-term debt to equity will provide exposure to higher-quality gold companies with stronger production results and the financial strength to take advantage of opportunities in the sector.

[1]	Source: Bloomberg – December 1st 2015 to November 30th 2016

Performance (as of November 30, 2016)

	1 Year	Since Inception^
Sprott Gold Miners ETF - NAV	49.82%	-9.94%
Sprott Gold Miners ETF - Market Price*	49.70%	-9.94%
Sprott Zacks Gold Miners Total Return Index	51.09%	-9.26%
S&P 500® Total Return Index	8.06%	6.83%

Total Expense Ratio (per the current prospectus) 0.57%

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.855.215.1425.

1 | November 30, 2016

Sprott Gold Miners ETF

Performance Overview	November 30, 2016 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

†	Beta is defined as a sensitivity measure based on regression against the spot gold price movement during the trailing 36 months.

^	The Fund’s Commencement date was July 15, 2014.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Sprott Zacks Gold Miners Total Return Index is comprised of approximately 25 stocks selected, based on investment and other criteria, from a universe of gold and silver mining companies whose stock is listed on a major U.S. exchange. The stocks are selected using a proprietary, quantitative rules-based methodology developed by Zacks Index Services.

S&P 500®Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund is concentrated in the gold and silver mining industry. As a result, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry.  Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments.

Funds that emphasize investments in small-cap and mid-cap companies will generally experience greater price volatility.

Funds investing in foreign and emerging markets will also generally experience greater price volatility.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Sprott Gold Miners ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Sprott Gold Miners ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with Sprott or Zacks Index Services, a division of Zacks Investment Management.
2 | November 30, 2016

Sprott Gold Miners ETF

Performance Overview	November 30, 2016 (Unaudited)

Top 10 Holdings* (as of November 30, 2016)

Randgold Resources Ltd., ADR	16.55%
Agnico Eagle Mines Ltd.	15.16%
Royal Gold, Inc.	13.90%
Cia de Minas Buenaventura SAA, ADR	4.77%
Yamana Gold, Inc.	4.75%
Barrick Gold Corp.	4.57%
B2Gold Corp.	4.46%
Kinross Gold Corp.	4.34%
AngloGold Ashanti Ltd., Sponsored ADR	3.72%
First Majestic Silver Corp.	3.08%
Total % of Top 10 Holdings	75.30%

*	% of Total Investments.

Future holdings are subject to change.
Country Allocation* (as of November 30, 2016)

Canada	51.88%
United States	18.37%
Jersey	16.55%
South Africa	8.43%
Peru	4.77%
Total	100.00%

Growth of $10,000 (as of November 30, 2016)

Comparison of Change in Value of $10,000 Investment in the Fund and the Underlying Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2016

Sprott Junior Gold Miners ETF

Performance Overview	November 30, 2016 (Unaudited)

Investment Objective
Sprott Junior Gold Miners ETF (the “Fund”) employs a “passive management”—or indexing—investment approach designed to seek investment results that correspond (before fees and expenses) generally to the performance of the Sprott Zacks Junior Gold Miners Index (the “Underlying Index”).

The Underlying Index was created by Zacks Index Services to provide a means of generally tracking the performance of “junior” gold and silver mining companies whose stocks are traded on major U.S. or Canadian exchanges. Junior companies include early stage mining companies that are in the exploration stage only or that hold properties that might not ultimately produce gold or silver. The Underlying Index uses a transparent, rules-based methodology that is designed to identify between 30 to 40 junior gold and silver stocks with market capitalization between $250 million and $2 billion. Excluding companies with market capitalization below $250 million aims to exclude very early stage exploration companies whose historical success rate is low. Each stock’s weighting in the Underlying Index is adjusted based on 2 company factors: 1) Revenue Growth and 2) Price Momentum. The Underlying Index is reconstituted on a semi-annual basis, in November and May, to incorporate the latest factor scores into the selection and weighting process. At least 80% of the Underlying Index (by weight) must consist of junior gold mining companies while no more than 20% may consist of junior silver mining companies.

Performance Overview
The Fund for the one-year period to November 30, 2016 generated a total return of 69.35%, in-line with the Underlying Index, which returned 71.04%. The Fund’s Underlying Index emphasizes companies with the highest historical revenue growth and the strongest relative stock price momentum. We believe these are important factors in determining the long-run success of junior gold miners.

After a multi-year bear market, gold stocks generated strong absolute and relative gains as interest in gold and gold stocks rebounded. The price of gold was lifted by growing investment demand in response to concerns about the trillions of dollars in negative yielding debt around the world and the “experimental” monetary policies by a number of central banks. Investment demand for gold, as measured by the total ounces of gold held by ETFs, grew from 46.2 million to 60.4 million ounces, a gain of 31%1.

Junior gold stocks outperformed their larger counterparts during the period due to their higher sensitivity to the price of gold and speculation about acquisitions by senior miners. With improving financial results and balance sheets, we expect that many senior miners are reconsidering mergers and acquisitions to grow their production and gold reserves. Many junior gold companies were also able to raise capital during the period, allowing them to progress their exploration and development programs.

The most notable change to the Underlying Index for the period was a shift to smaller market capitalization stocks during the Q2 rebalancing as a number of companies had appreciated in value in excess of the upper market capitalization threshold of $2 billion.

Looking forward, we continue to believe the Index’s methodology of emphasizing companies with the highest dollar revenue growth and strongest price momentum will provide exposure to emerging producers as well as exploration companies with promising new discoveries.

[1]	Source: Bloomberg – December 1st 2015 to November 30th 2016

Performance (as of November 30, 2016)

	1 Year	Since Inception^
Sprott Junior Gold Miners ETF - NAV	69.35%	21.06%
Sprott Junior Gold Miners ETF - Market Price*	69.59%	21.12%
Sprott Zacks Junior Gold Miners Total Return Index	71.04%	22.19%
S&P 500® Total Return Index	8.06%	5.47%

Total Expense Ratio (per the current prospectus) 0.57%

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.855.215.1425.

4 | November 30, 2016

Sprott Junior Gold Miners ETF

Performance Overview	November 30, 2016 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund’s Commencement date was March 31, 2015. Total return for a period of less than one year is not annualized.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Sprott Zacks Junior Gold Miners Total Return Index is comprised of between 30 to 40 stocks selected, based on investment and other criteria, from a universe of gold and silver mining companies whose stocks are listed on a major U.S. or Canadian exchange. The stocks are selected using a proprietary, quantitative rules-based methodology developed by Zacks Index Services.

S&P 500®Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund is concentrated in the gold and silver mining industry. As a result, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments.

Funds that emphasize investments in small-cap and mid-cap companies will generally experience greater price volatility. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable. These companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth.

Funds investing in foreign and emerging markets will also generally experience greater price volatility.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Sprott Junior Gold Miners ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Sprott Junior Gold Miners ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with Sprott or Zacks Index Services, a division of Zacks Investment Management.
5 | November 30, 2016

Sprott Junior Gold Miners ETF

Performance Overview	November 30, 2016 (Unaudited)

Top 10 Holdings* (as of November 30, 2016)

OceanaGold Corp.	6.98%
Alamos Gold, Inc., Class A	6.93%
IAMGOLD Corp.	6.69%
Endeavour Mining Corp.	5.92%
New Gold, Inc.	5.31%
Coeur Mining, Inc.	4.85%
Osisko Gold Royalties Ltd.	4.28%
Centerra Gold, Inc.	4.13%
First Majestic Silver Corp.	4.02%
Klondex Mines Ltd.	3.51%
Total % of Top 10 Holdings	52.62%

*	% of Total Investments.

Future holdings are subject to change.
Country Allocation* (as of November 30, 2016)

Canada	93.74%
United States	4.85%
South Africa	1.41%
Total	100.00%

Growth of $10,000 (as of November 30, 2016)

Comparison of Change in Value of $10,000 Investment in the Fund and the Underlying Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2016

Sprott BUZZ Social Media Insights ETF

Performance Overview	November 30, 2016 (Unaudited)

Investment Objective
Sprott BUZZ Social Media Insights ETF (the “Fund”) employs a “passive management” – or indexing – investment approach designed to seek investment results that correspond (before fees and expenses) generally to the performance of the BUZZ Social Media Insights Index (the “Underlying Index”).

The Underlying Index was created by BUZZ Indexes Inc. (“Index Provider”) to provide a means of generally tracking the performance of a select subset of U.S. companies which are selected by analyzing unstructured data from the social media landscape with the intention to identify those stocks which rank highest in terms of bullish perception and breadth of discussion. The methodology factors insights based on brand and investor perception while incorporating user reliability and influence considerations. The 75 companies with the highest “positive insight” rankings, which meet certain market capitalization and average daily trading volume requirements, will be selected for inclusion in the Underlying Index and will be weighted based on a proprietary scoring model.

Performance Overview
The Fund generated a total return of 2.74% for the period from April 19, 2016 to November 30, 2016, which is in-line with the 3.03% return of the Underlying Index. The Fund’s Underlying Index contains those stocks which exhibit the highest levels of bullish sentiment across the social media landscape, incorporating factors such as breadth of discussion and user influence and reliability. Social sentiment is influenced by the perceptions of users towards a company’s stock, as well as their opinions on the company’s brand, if applicable. The Underlying Index employs algorithms which utilize artificial intelligence and natural language processing techniques to analyze large datasets of social media content, including Twitter tweets, blog posts, and forum discussions across various social media sources.

Short- to medium-term sentiment is heavily influenced by day-to-day news events and prevailing macroeconomic and consumer trends. As such, the amount of discussion on social media tends to be higher in growth-oriented, innovative industries such as technology and biotechnology, along with high-profile retailers and brands within the consumer sector. During 2016, several macroeconomic events such as the U.K. referendum (“Brexit”) and the U.S. election had large implications for various industries, and public perceptions and sentiment towards these companies were volatile. Large swings in the price of oil and gold influenced sentiment on energy and mining companies. Other notable events during the year included the emergence and recognition of the competitive advantage with respect to artificial intelligence and machine learning computing by chipset producers Advanced Micro Devices Inc. and NVIDIA Corporation, the decline and resurgence of the “FANG” (Facebook Inc., Apple Inc., Netflix Inc., Google/Alphabet Inc.) group of stocks, the negative bias towards biotechnology stocks resulting from the perceived likelihood of a Hillary Clinton victory in the U.S. elections, and the surge in financial stocks sparked by the ensuing Donald Trump victory.

Prior to August 2016, the Fund’s Underlying Index was composed of 25 stocks, each with a maximum 15% weight. This often resulted in large exposures to single stocks, mostly in the technology sector. The Underlying Index construction methodology was revised in August 2016 to expand the number of names to 75 and to decrease the maximum weight of any single stock to 3%. This resulted in a more balanced and diversified index that better captured the social sentiment factor with less individual stock concentration risk. Prior to the change, the Underlying Index’s heavy weighting in Google/Alphabet Inc. and Apple Inc., which underperformed the broad market in the first half of 2016, caused the index’s returns to lag the S&P 500 total return between April 19, 2016 and June 30, 2016. However, the subsequent post-“Brexit” outperformance of technology stocks helped the Underlying Index outperform the S&P 500 total return by approximately 6.32% between July 1, 2016 and August 18, 2016. Following the Underlying Index’s expansion to 75 names on the August 18 rebalance, the index returned -0.10% between August 19, 2016 and November 30, 2016, slightly lagging the S&P 500 total return of 1.16%.

Performance (as of November 30, 2016)

Since Inception^
Sprott BUZZ Social Media Insights ETF - NAV	2.74%
Sprott BUZZ Social Media Insights - Market Price*	2.74%
BUZZ Social Media Insights Total Return Index	3.03%
S&P 500® Total Return Index	6.44%

Total Expense Ratio (per the current prospectus) 0.75%

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.855.215.1425.

7 | November 30, 2016

Sprott BUZZ Social Media Insights ETF

Performance Overview	November 30, 2016 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund’s Commencement date was April 19, 2016. Total return for a period of less than one year is not annualized.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Fund is new with limited operating history.

BUZZ Social Media Insights Index is comprised of 75 stocks with the highest “positive insight” rankings, which meet certain market capitalization and average daily trading volume requirements are selected for inclusion in the Underlying Index and are weighted based on a proprietary, quantitative rules-driven methodology developed by BUZZ Indexes Inc.

S&P 500®Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

Funds that invest in securities of medium capitalization companies involve greater risk than customarily is associated with investing in larger, more established companies. A medium capitalization company is defined as a company with a market capitalization between $2 billion and $10 billion. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Sprott BUZZ Social Media Insights ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Sprott BUZZ Social Media Insights ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with Sprott Asset Management LP or BUZZ Indexes Inc.

8 | November 30, 2016

Sprott BUZZ Social Media Insights ETF

Performance Overview	November 30, 2016 (Unaudited)

Top 10 Holdings* (as of November 30, 2016)

Advanced Micro Devices, Inc.	3.16%
Facebook, Inc., Class A	3.02%
Apple, Inc.	3.02%
Tesla Motors, Inc.	3.01%
The Walt Disney Co.	3.00%
NVIDIA Corp.	3.00%
Twitter, Inc.	2.99%
Bristol-Myers Squibb Co.	2.99%
Microsoft Corp.	2.98%
Amazon.com, Inc.	2.98%
Total % of Top 10 Holdings	30.15%

*	% of Total Investments.

Future holdings are subject to change.
Sector Allocation* (as of November 30, 2016)

Information Technology	30.33%
Health Care	23.57%
Consumer Discretionary	17.32%
Industrials	6.36%
Energy	5.09%
Telecommunication Services	4.93%
Financials	4.92%
Consumer Staples	4.43%
Materials	2.92%
Money Market Fund	0.13%
Total	100.00%

Growth of $10,000 (as of November 30, 2016)
Comparison of Change in Value of $10,000 Investment in the Fund and the Underlying Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9 | November 30, 2016

Sprott ETFs

Disclosure of Fund Expenses	November 30, 2016 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2016.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Expense Ratio(a)	Expenses Paid During Period 6/1/16 - 11/30/16(b)
Sprott Gold Miners ETF
Actual	$1,000.00	$918.00	0.57%	$2.73
Hypothetical (5% return before expenses)	$1,000.00	$1,022.15	0.57%	$2.88
Sprott Junior Gold Miners ETF
Actual	$1,000.00	$1,007.30	0.57%	$2.86
Hypothetical (5% return before expenses)	$1,000.00	$1,022.15	0.57%	$2.88
Sprott BUZZ Social Media Insights ETF
Actual	$1,000.00	$1,066.40	0.75%	$3.87
Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	0.75%	$3.79

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

10 | November 30, 2016

Sprott ETFs

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Sprott Gold Miners ETF, Sprott Junior Gold Miners ETF, and Sprott BUZZ Social Media Insights ETF, three of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2016, and the related statements of operations for the year then ended (as to Sprott BUZZ Social Media Insights ETF, for the period April 19, 2016 (commencement of operations) to November 30, 2016), the statements of changes in net assets for each of the two years in the period then ended (as to Sprott Junior Gold Miners ETF, for the year then ended and the period March 31, 2015 (commencement of operations) to November 30, 2015; and as to Sprott BUZZ Social Media Insights ETF, for the period April 19, 2016 (commencement of operations) to November 30, 2016), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sprott Gold Miners ETF, Sprott Junior Gold Miners ETF, and Sprott BUZZ Social Media Insights ETF of the ALPS ETF Trust as of November 30, 2016, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
January 27, 2017

11 | November 30, 2016

Sprott Gold Miners ETF

Schedule of Investments	November 30, 2016

Security Description	Shares	Value
COMMON STOCKS (99.89%)
Gold Mining (88.94%)
Agnico Eagle Mines Ltd.	678,590	$27,856,119
AngloGold Ashanti Ltd., Sponsored ADR(a)	624,056	6,827,173
Asanko Gold, Inc.(a)(b)	836,047	2,934,525
B2Gold Corp.(a)(b)	3,382,984	8,186,821
Barrick Gold Corp.	558,733	8,392,170
Cia de Minas Buenaventura SAA, ADR	784,210	8,759,626
Gold Fields Ltd., Sponsored ADR	1,285,803	3,947,415
Harmony Gold Mining Co. Ltd., Sponsored ADR(b)	743,502	1,695,184
IAMGOLD Corp.(a)	679,841	2,495,016
Kinross Gold Corp.(a)	2,421,151	7,965,587
McEwen Mining, Inc.(b)	1,194,830	3,381,369
New Gold, Inc.(a)	1,561,508	5,590,199
NOVAGOLD RESOURCES, Inc.(a)(b)	500,449	2,292,056
Pretium Resources, Inc.(a)	280,778	2,454,000
Randgold Resources Ltd., ADR	423,051	30,408,906
Royal Gold, Inc.	366,756	25,540,888
Sandstorm Gold Ltd.(a)(b)	522,848	1,934,538
Seabridge Gold, Inc.(a)(b)	121,624	1,131,103
Sibanye Gold Ltd., Sponsored ADR	362,516	3,012,508
Yamana Gold, Inc.	2,916,920	8,721,591
Total Gold Mining		163,526,794

Silver Mining (10.95%)
Coeur Mining, Inc.(a)	499,091	4,816,228
Endeavour Silver Corp.(a)(b)	653,511	2,483,342
First Majestic Silver Corp.(a)(b)	638,007	5,659,122
Fortuna Silver Mines, Inc.(a)	598,102	3,630,479
Silver Standard Resources, Inc.(a)	359,372	3,543,408
Total Silver Mining		20,132,579

TOTAL COMMON STOCKS (Cost $207,244,836)		183,659,373

RIGHTS (0.02%)
Gold Mining (0.02%)
Yamana Gold, Inc., Strike Price $3.25 CAD (expiring 12/21/16)		30,292
Total Gold Mining		30,292

TOTAL RIGHTS (Cost $–)		30,292

SHORT TERM INVESTMENTS (4.11%)
Investments Purchased with Collateral from Securities Loaned (4.11%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.26%
(Cost $7,566,057)	7,566,057	7,566,057
Security Description	Shares	Value
TOTAL INVESTMENTS (104.02%) (Cost $214,810,893)		$191,255,722

NET OTHER ASSETS AND LIABILITIES (-4.02%)		(7,390,772)

NET ASSETS (100.00%)		$183,864,950

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $8,380,321.

See Notes to Financial Statements.

12 | November 30, 2016

Sprott Junior Gold Miners ETF

Schedule of Investments	November 30, 2016

Security Description	Shares	Value
COMMON STOCKS (99.97%)
Gold Mining (79.82%)
Alacer Gold Corp.(a)	401,654	$735,553
Alamos Gold, Inc., Class A	518,747	3,314,793
Argonaut Gold, Inc.(a)	211,335	388,593
Asanko Gold, Inc.(a)	391,087	1,371,265
Centerra Gold, Inc.	382,080	1,973,971
China Gold International Resources Corp., Ltd.(a)	770,088	1,582,255
Continental Gold, Inc.(a)(b)	88,823	221,512
Eldorado Gold Corp.(a)	492,622	1,349,784
Endeavour Mining Corp.(a)	188,135	2,833,299
Gold Standard Ventures Corp(a)(b)	160,568	358,067
Guyana Goldfields, Inc.(a)	361,454	1,479,935
Harmony Gold Mining Co. Ltd.,
Sponsored ADR	296,454	675,915
IAMGOLD Corp.(a)	872,247	3,201,147
Kirkland Lake Gold, Inc.(a)	164,662	914,448
Klondex Mines Ltd.(a)	347,417	1,681,092
Lundin Gold, Inc.(a)(b)	83,325	322,556
New Gold, Inc.(a)	709,066	2,538,456
NOVAGOLD RESOURCES, Inc.(a)	219,718	1,006,309
OceanaGold Corp.	1,203,365	3,341,436
Osisko Gold Royalties Ltd.	209,074	2,048,250
Premier Gold Mines Ltd.(a)	152,146	259,372
Pretium Resources, Inc.(a)	120,172	1,050,303
Richmont Mines, Inc.(a)	89,681	580,827
Sandstorm Gold Ltd.(a)(b)	105,082	388,804
Seabridge Gold, Inc.(a)(b)	38,289	356,088
SEMAFO, Inc.(a)	452,110	1,376,558
Teranga Gold Corp.(a)	922,546	576,892
TMAC Resources, Inc.(a)(c)	56,343	654,322
Torex Gold Resources, Inc.(a)	107,812	1,614,812
Total Gold Mining		38,196,614

Silver Mining (20.15%)
Coeur Mining, Inc.(a)	240,306	2,318,953
Endeavour Silver Corp.(a)	172,382	655,052
First Majestic Silver Corp.(a)(b)	216,989	1,924,692
Fortuna Silver Mines, Inc.(a)	273,176	1,658,178
MAG Silver Corp.(a)	55,290	685,723
Silver Standard Resources, Inc.(a)	162,478	1,602,033
Silvercorp Metals, Inc.	315,131	799,968
Total Silver Mining		9,644,599

TOTAL COMMON STOCKS (Cost $47,136,678)		47,841,213
	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (5.64%)
Money Market Fund (1.35%)
State Street Institutional Treasury Plus Money Market
(Cost $644,671)	0.259%	644,671	$644,671

Investments Purchased with Collateral from Securities Loaned (4.29%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.26%
(Cost $2,052,930)		2,052,930	2,052,930

TOTAL SHORT TERM INVESTMENTS (Cost $2,697,601)			2,697,601

TOTAL INVESTMENTS (105.61%) (Cost $49,834,279)			$50,538,814

NET LIABILITIES LESS OTHER ASSETS (5.61%)			(2,682,118)

NET ASSETS (100.00%)			$47,856,696

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $2,188,446.
(c)
Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2016, the market value of those securities was $654,322, representing 1.37% of net assets.

See Notes to Financial Statements.
13 | November 30, 2016

Sprott BUZZ Social Media Insights ETF

Schedule of Investments	November 30, 2016

Security Description	Shares	Value
COMMON STOCKS (99.80%)
Consumer Discretionary (17.31%)
Amazon.com, Inc.(a)	205	$153,867
Ford Motor Co.	3,425	40,963
General Motors Co.	706	24,378
McDonald's Corp.	147	17,533
MGM Resorts International(a)	524	15,044
NIKE, Inc., Class B	2,097	104,997
Starbucks Corp.	858	49,738
Tesla Motors, Inc.(a)	822	155,687
Under Armour, Inc., Class A(a)	4,800	147,840
The Walt Disney Co.	1,561	154,726
Wynn Resorts Ltd.	293	29,883
Total Consumer Discretionary		894,656

Consumer Staples (4.43%)
Altria Group, Inc.	903	57,729
The Coca-Cola Co.	829	33,450
CVS Health Corp.	568	43,673
The Kroger Co.	970	31,331
The Procter & Gamble Co.	441	36,365
Wal-Mart Stores, Inc.	376	26,482
Total Consumer Staples		229,030

Energy (5.09%)
Chevron Corp.	207	23,093
Devon Energy Corp.	589	28,466
Energy Transfer Equity LP	4,260	72,548
Exxon Mobil Corp.	200	17,460
Kinder Morgan, Inc.	2,585	57,387
Marathon Oil Corp.	2,326	42,008
Schlumberger Ltd.	261	21,937
Total Energy		262,899

Financials (4.91%)
American Express Co.	391	28,168
Bank of America Corp.	4,282	90,436
The Blackstone Group LP	1,142	29,395
Citigroup, Inc.	555	31,296
The Goldman Sachs Group, Inc.	133	29,166
JPMorgan Chase & Co.	337	27,017
Morgan Stanley	446	18,446
Total Financials		253,924

Health Care (23.55%)
AbbVie, Inc.	2,513	152,790
Allergan Plc(a)	225	43,718
Amgen, Inc.	529	76,213
Biogen, Inc.(a)	238	69,989
Bristol-Myers Squibb Co.	2,736	154,420
Celgene Corp.(a)	1,218	144,345
Gilead Sciences, Inc.	2,052	151,232
Incyte Corp.(a)	166	16,980
Johnson & Johnson	557	61,994
Mallinckrodt Plc(a)	423	22,292
Merck & Co., Inc.	534	32,675
OPKO Health, Inc.(a)	6,363	66,112
Pfizer, Inc.	1,828	58,752
Security Description	Shares	Value
Health Care (continued)
Regeneron Pharmaceuticals, Inc.(a)	79	$29,960
Valeant Pharmaceuticals International, Inc.(a)	8,615	136,031
Total Health Care		1,217,503

Industrials (6.36%)
The Boeing Co.	316	47,577
Delta Air Lines, Inc.	518	24,957
General Electric Co.	2,143	65,919
JetBlue Airways Corp.(a)	3,658	73,489
Lockheed Martin Corp.	188	49,867
Southwest Airlines Co.	977	45,538
United Technologies Corp.	198	21,328
Total Industrials		328,675

Information Technology (30.31%)
Activision Blizzard, Inc.	1,511	55,318
Advanced Micro Devices, Inc.(a)	18,330	163,320
Alphabet, Inc., Class A(a)	197	152,848
Apple, Inc.	1,410	155,833
Facebook, Inc., Class A(a)	1,317	155,959
Intel Corp.	3,588	124,504
International Business Machines Corp.	347	56,290
Micron Technology, Inc.(a)	1,084	21,171
Microsoft Corp.	2,557	154,085
NVIDIA Corp.	1,678	154,712
PayPal Holdings, Inc.(a)	1,686	66,226
QUALCOMM, Inc.	516	35,155
salesforce.com, Inc.(a)	446	32,112
Twitter, Inc.(a)	8,360	154,576
Visa, Inc., Class A	819	63,325
Western Digital Corp.	331	21,072
Total Information Technology		1,566,506

Materials (2.91%)
Alcoa Corp.	518	15,007
Freeport-McMoRan, Inc.(a)	7,307	112,162
Newmont Mining Corp.	725	23,519
Total Materials		150,688

Telecommunication Services (4.93%)
AT&T, Inc.	2,545	98,313
Sprint Corp.(a)	17,763	139,262
Verizon Communications, Inc.	346	17,266
Total Telecommunication Services		254,841

TOTAL COMMON STOCKS (Cost $5,003,248)		5,158,722

14 | November 30, 2016

Sprott BUZZ Social Media Insights ETF

Schedule of Investments	November 30, 2016

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.13%)
State Street Institutional Treasury Plus Money Market	0.259%	6,473	$6,473

TOTAL SHORT TERM INVESTMENTS (Cost $6,473)			6,473

TOTAL INVESTMENTS (99.93%) (Cost $5,009,721)			$5,165,195

NET OTHER ASSETS AND LIABILITIES (0.07%)			3,846

NET ASSETS (100.00%)			$5,169,041

(a)	Non-income producing security.

See Notes to Financial Statements.
15 | November 30, 2016

Sprott ETFs

Statements of Assets and Liabilities	November 30, 2016

	Sprott Gold Miners ETF	Sprott Junior Gold Miners ETF	Sprott BUZZ Social Media Insights ETF
ASSETS:
Investments, at value	$191,255,722	$50,538,814	$5,165,195
Receivable for investments sold	649,097	25,813	–
Foreign tax reclaims	69,091	1,339	–
Dividends receivable	97,307	5,532	6,958
Total Assets	192,071,217	50,571,498	5,172,153

LIABILITIES:
Payable for investments purchased	–	637,760	–
Payable to adviser	91,089	24,112	3,112
Payable to custodian for overdraft	549,121	–	–
Payable for collateral upon return of securities loaned	7,566,057	2,052,930	–
Total Liabilities	8,206,267	2,714,802	3,112
NET ASSETS	$183,864,950	$47,856,696	$5,169,041

NET ASSETS CONSIST OF:
Paid‐in capital	$255,629,183	$55,186,277	$5,236,632
Accumulated net investment income/(loss)	(92,793)	(102,091)	24,716
Accumulated net realized loss	(48,116,269)	(7,928,963)	(247,781)
Net unrealized appreciation/(depreciation)	(23,555,171)	701,473	155,474
NET ASSETS	$183,864,950	$47,856,696	$5,169,041

INVESTMENTS, AT COST	$214,810,893	$49,834,279	$5,009,721

PRICING OF SHARES
Net Assets	$183,864,950	$47,856,696	$5,169,041
Shares of beneficial interest outstanding (Unlimited number of shares authorized,par value $0.01 per share)	9,600,000	1,450,000	200,002
Net Asset Value, offering and redemption price per share	$19.15	$33.00	$25.84

See Notes to Financial Statements.
16 | November 30, 2016

Sprott ETFs

Statements of Operations	For the Year Ended November 30, 2016

	Sprott Gold Miners ETF	Sprott Junior Gold Miners ETF	Sprott BUZZ Social Media Insights ETF(a)
INVESTMENT INCOME:
Dividends(b)	$963,741	$164,314	$48,448
Securities lending income	59,282	17,787	–
Total Investment Income	1,023,023	182,101	48,448

EXPENSES:
Investment adviser fees	1,045,388	241,488	22,444
Total Expense	1,045,388	241,488	22,444
NET INVESTMENT INCOME/(LOSS)	(22,365)	(59,387)	26,004

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	28,894,011	10,166,192	17,488
Net realized gain on foreign currency transactions	–	6,232	–
Net realized gain	28,894,011	10,172,424	17,488
Net change in unrealized appreciation on investments	18,872,591	2,287,422	155,474
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	–	(5,427)	–
Net change in unrealized appreciation/(depreciation)	18,872,591	2,281,995	155,474
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	47,766,602	12,454,419	172,962
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$47,744,237	$12,395,032	$198,966

(a)	The Sprott BUZZ Social Media Insights ETF commenced operations on April 19, 2016.
(b)	Net of foreign tax withholding in the amounts of $129,120, $30,766 and $0 respectively.

See Notes to Financial Statements.
17 | November 30, 2016

Sprott Gold Miners ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015(a)
OPERATIONS:
Net investment income/(loss)	$(22,365)	$911,400
Net realized gain/(loss) (a)	28,894,011	(30,480,573)
Net change in unrealized appreciation/(depreciation) (a)	18,872,591	(28,677,091)
Net increase/(decrease) in net assets resulting from operations	47,744,237	(58,246,264)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,513,542)	(277,011)
Total distributions	(1,513,542)	(277,011)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	177,943,316	151,779,023
Cost of shares redeemed	(152,466,664)	(70,053,767)
Net increase from capital share transactions	25,476,652	81,725,256
Net increase in net assets	71,707,347	23,201,981

NET ASSETS:
Beginning of year	112,157,603	88,955,622
End of year *	$183,864,950	$112,157,603

*Including accumulated net investment income/(loss) of:	$(92,793)	$996,661

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	8,650,000	5,100,002
Shares sold	7,650,000	7,800,000
Shares redeemed	(6,700,000)	(4,250,002)
Shares outstanding, end of period	9,600,000	8,650,000

(a)
Prior to November 30, 2016, the Fund presented realized gain/loss and unrealized appreciation/depreciation by investment type. This change in presentation was made to conform to industry standards and had no effect on the Fund's change in net assets.

See Notes to Financial Statements.
18 | November 30, 2016

Sprott Junior Gold Miners ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2016	For the Period March 31, 2015 (Commencement of Operations) to November 30, 2015(a)
OPERATIONS:
Net investment income/(loss)	$(59,387)	$37,732
Net realized gain/(loss) (a)	10,172,424	(4,019,269)
Net change in unrealized appreciation/(depreciation) (a)	2,281,995	(1,580,522)
Net increase/(decrease) in net assets resulting from operations	12,395,032	(5,562,059)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(195,292)	–
Total distributions	(195,292)	–

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	53,843,641	33,407,426
Cost of shares redeemed	(41,765,613)	(4,266,439)
Net increase from capital share transactions	12,078,028	29,140,987
Net increase in net assets	24,277,768	23,578,928

NET ASSETS:
Beginning of year	23,578,928	–
End of year *	$47,856,696	$23,578,928

*Including accumulated net investment income/(loss) of:	$(102,091)	$50,828

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,200,000	–
Shares sold	1,500,000	1,350,002
Shares redeemed	(1,250,000)	(150,002)
Shares outstanding, end of period	1,450,000	1,200,000

(a)
Prior to November 30, 2016, the Fund presented realized gain/loss and unrealized appreciation/depreciation by investment type. This change in presentation was made to conform to industry standards and had no effect on the Fund's change in net assets.

See Notes to Financial Statements.
19 | November 30, 2016

Sprott BUZZ Social Media Insights ETF

Statement of Changes in Net Assets

For the Period April 19, 2016 (Commencement of Operations) to November 30, 2016
OPERATIONS:
Net investment income	$26,004
Net realized gain	17,488
Net change in unrealized appreciation	155,474
Net increase in net assets resulting from operations	198,966

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	7,542,694
Cost of shares redeemed	(2,572,619)
Net increase from capital share transactions	4,970,075
Net increase in net assets	5,169,041

NET ASSETS:
Beginning of period	–
End of period *	$5,169,041

*Including accumulated net investment income of:	$24,716

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	300,002
Shares redeemed	(100,000)
Shares outstanding, end of period	200,002

See Notes to Financial Statements.
20 | November 30, 2016

Sprott Gold Miners ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2016		For the Year Ended November 30, 2015	For the Period July 15, 2014 (Commencement of Operations) to November 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$12.97		$17.44	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	(0.00	)(b)	0.10	0.02
Net realized and unrealized gain/(loss)	6.37		(4.52)	(7.58)
Total from investment operations	6.37		(4.42)	(7.56)

DISTRIBUTIONS:
From net investment income	(0.19)		(0.05)	–
Total distributions	(0.19)		(0.05)	–

Net increase/(decrease) in net asset value	6.18		(4.47)	(7.56)
NET ASSET VALUE, END OF PERIOD	$19.15		$12.97	$17.44
TOTAL RETURN(c)	49.82%		(25.44)%	(30.24)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$183,865		$112,158	$88,956

Ratio of expenses to average net assets	0.57%		0.57%	0.57	%(d)
Ratio of net investment income/(loss) to average net assets	(0.01)%		0.61%	0.31	%(d)
Portfolio turnover rate(e)	74%		78%	36%

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.
21 | November 30, 2016

Sprott Junior Gold Miners ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2016	For the Period March 31, 2015 (Commencement of Operations) to November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$19.65	$24.18

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (a)	(0.05)	0.04
Net realized and unrealized gain/(loss)	13.56	(4.57)
Total from investment operations	13.51	(4.53)

DISTRIBUTIONS:
From net investment income	(0.16)	–
Total distributions	(0.16)	–

Net increase/(decrease) in net asset value	13.35	(4.53)
NET ASSET VALUE, END OF PERIOD	$33.00	$19.65
TOTAL RETURN(b)	69.35%	(18.73)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$47,857	$23,579

Ratio of expenses to average net assets	0.57%	0.57	%(c)
Ratio of net investment income/(loss) to average net assets	(0.14)%	0.29	%(c)
Portfolio turnover rate(d)	61%	71%

(a)	Based on average shares outstanding during the period.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.
22 | November 30, 2016

Sprott BUZZ Social Media Insights ETF

Financial Highlights	For a Share Outstanding Throughout the Period Presented

	For the Period April 19, 2016 (Commencement of Operations) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$25.15

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.13
Net realized and unrealized gain	0.56
Total from investment operations	0.69

Net increase in net asset value	0.69
NET ASSET VALUE, END OF PERIOD	$25.84
TOTAL RETURN(b)	2.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$5,169

Ratio of expenses to average net assets	0.75	%(c)
Ratio of net investment income to average net assets	0.87	%(c)
Portfolio turnover rate(d)	157%

(a)	Based on average shares outstanding during the period.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.
23 | November 30, 2016

Sprott ETFs

Notes to Financial Statements	November 30, 2016

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open‐end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2016, the Trust consists of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Sprott Gold Miners ETF, the Sprott Junior Gold Miners ETF, and the Sprott BUZZ Social Media Insights ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the Sprott Gold Miners ETF is to seek investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the Sprott Zacks Gold Miners Index (the “Underlying Index”). The investment advisor uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Sprott Gold Miners ETF is considered non‐diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The investment objective of the Sprott Junior Gold Miners ETF is to seek investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the Sprott Zacks Junior Gold Miners Index (the “Underlying Index”). The investment advisor uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Sprott Junior Gold Miners ETF is considered non‐diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The investment objective of the Sprott BUZZ Social Media Insights ETF is to seek investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the BUZZ Social Media Insights Index (the “Underlying Index”). The investment advisor uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Sprott BUZZ Social Media Insights ETF is considered non‐diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. The Sprott BUZZ Social Media Insights ETF commenced operations on April 19, 2016.

The Funds’ Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in‐kind for securities included in the specified Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation
Each Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
24 | November 30, 2016

Sprott ETFs

Notes to Financial Statements	November 30, 2016

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over‐the‐counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre‐established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de‐listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements
Each Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open‐end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

25 | November 30, 2016

Sprott ETFs

Notes to Financial Statements	November 30, 2016

The following is a summary of the inputs used to value the Funds’ investments at November 30, 2016:

Sprott Gold Miners ETF

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$183,659,373	$–	$–	$183,659,373
Rights	30,292	–	–	30,292
Short Term Investments
Investments Purchased with Collateral from Securities Loaned	7,566,057	–	–	7,566,057
TOTAL	$191,255,722	$–	$–	$191,255,722

Sprott Junior Gold Miners ETF

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$47,841,213	$–	$–	$47,841,213
Short Term Investments
Money Market Fund	644,671	–	–	644,671
Investments Purchased with Collateral from Securities Loaned	2,052,930	–	–	2,052,930
TOTAL	$50,538,814	$–	$–	$50,538,814

Sprott BUZZ Social Media Insights ETF

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$5,158,722	$–	$–	$5,158,722
Short Term Investments	6,473	–	–	6,473
TOTAL	$5,165,195	$–	$–	$5,165,195

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds recognize transfers between levels as of the end of the period. For the year ended November 30, 2016, the Funds did not have any transfers between Level 1 and Level 2 securities. The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Due to the short term nature of the payable to custodian for overdraft for Sprott Gold Miners ETF, face value approximates fair value at November 30, 2016. This fair value is based on Level 2 inputs under the three‐tier fair valuation hierarchy described above.

C. Gold and Silver Mining Industry Risk
The Underlying Indexes for the Sprott Gold Miners ETF and the Sprott Junior Gold Miners ETF are concentrated in the gold and silver mining industry. As a result, these Funds will be sensitive to changes in, and their performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. Competitive pressures may have a significant effect on the financial condition of such companies in the gold and silver mining industry. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion. These prices may fluctuate substantially over short periods of time so a Fund’s Share price may be more volatile than other types of investments. In times of significant inflation or great economic uncertainty, gold, silver and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect a Fund’s returns. The production and sale of precious metals by governments or central banks or other large holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the supply and prices of precious metals. Economic and political conditions in those countries that are the largest producers of gold may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings. Some gold and precious metals mining operation companies may hedge their exposure to falls in gold and precious metals prices by selling forward future production, which may result in lower returns during periods when the price of gold and precious metals increases. The gold and precious metals industry can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices and tax and government regulations. If a natural disaster or other event with a significant economic impact occurs in a region where the companies in which each Fund invests operate, such disaster or event could negatively affect the profitability of such companies and, in turn, the Funds’ investment in them.
26 | November 30, 2016

Sprott ETFs

Notes to Financial Statements	November 30, 2016

D. Social Media Analytics Risk
The Underlying Index for the Sprott BUZZ Social Media Insights ETF utilizes a rules‐based quantitative methodology developed by BUZZ Indexes Inc. (the “Index Provider”), which is designed to identify the U.S. common stocks with the most “positive insights” collected from social media networks. The ability to invest based on social media analytics is relatively new and untested. “Social media” is an umbrella term that encompasses various activities that integrate technology, social interaction and content creation. Social media may use many technologies, including, but not limited to, blogs, microblogs, wikis, photos and video sharing, podcasts, social networking, and virtual worlds. Some examples of social media sites may include, but are not limited to, the following: Facebook, Twitter, LinkedIn, Digg, Reddit, RSS, blogs, Investopedia, stock forums, etc. Investing in companies based on social media analytics involves the potential for market manipulation because social media posts may be made with an intent to inflate, or otherwise manipulate, the public perception of a stock or other investment. Although the Underlying Index attempts to mitigate the potential for such market manipulation by employing screens to identify posts which may be computer generated or deceptive, and by employing market capitalization and trading volume criteria to remove small and penny‐cap stocks which may be more likely targets for such manipulation, there is no guarantee that the Underlying Index’s model will successfully reduce such risk. Furthermore, text and sentiment analysis of social media postings may prove inaccurate; that is, high positive sentiment may not correlate with positive change in the value of a company’s stock and low positive or negative sentiment may not correlate with negative change in the value of a company’s stock. Additionally, as data suppliers for the Index Provider’s algorithm, social media companies are susceptible to the following risks which may disrupt the Index Provider’s ability to receive meaningful data from such sites: permanent cessation of operations, disruption in service caused by hardware or software failure, interruptions or delays in service by third‐party data center hosting facilities and maintenance providers, security breaches involving certain private, sensitive, proprietary and confidential information managed and transmitted by social media companies, and privacy concerns and laws, evolving Internet regulation and other foreign or domestic regulations that may limit or otherwise affect the operations of social media companies.

E. Foreign Investment Risk
The Sprott Gold Miners ETF and the Sprott Junior Gold Miners ETF investments in non‐U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of a Fund’s investments or prevent a Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which a Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Funds will not enter into transactions to hedge against declines in the value of a Fund’s assets that are denominated in a foreign currency.

Countries with emerging markets may have relatively unstable governments and may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates.

F. Foreign Currency Translation
The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

G. Concentration Risk
Each Fund seeks to track its respective Underlying Index, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. Based on the current composition of their respective Underlying Indexes, the Sprott Gold Miners ETF and the Sprott Junior Gold Miners ETF will be concentrated in the gold and silver mining industry. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in each Fund.
27 | November 30, 2016

Sprott ETFs

Notes to Financial Statements	November 30, 2016

H. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex‐dividend date. Interest income, if any, is recorded on the accrual basis.

I. Dividends and Distributions to Shareholders
Dividends from net investment income for each Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

J. Federal Tax and Tax Basis Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year or period ended November 30, 2016, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in‐kind transactions:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
Sprott Gold Miners ETF	$44,475,547	$446,453	$(44,922,000)
Sprott Junior Gold Miners ETF	13,325,299	101,760	(13,427,059)
Sprott BUZZ Social Media Insights ETF	266,557	(1,288)	(265,269)

The tax character of the distributions paid by the Funds were as follows:

Ordinary Income
November 30, 2016
Sprott Gold Miners ETF	$1,513,542
Sprott Junior Gold Miners ETF	195,292
November 30, 2015
Sprott Gold Miners ETF	$277,011

As of the period ended November 30, 2016, the Sprott BUZZ Social Media Insights ETF paid no distributions. As of the period ended November 30, 2015, the Sprott Junior Gold Miners ETF paid no distributions.

At November 30, 2016, the Funds had available for tax purposes unused capital loss carryforwards as follows:

Fund	Short-Term	Long-Term
Sprott Gold Miners ETF	$33,438,184	$14,410,663
Sprott Junior Gold Miners ETF	7,620,754	49,903
Sprott BUZZ Social Media Insights ETF	222,444	–

As of November 30, 2016, the components of distributable earnings on a tax basis for each Fund were as follows:

	Accumulated netinvestment income	Accumulated net realized loss on investments	Other accumulated differences	Net unrealize dappreciation/(depreciation) on investments	Total
Sprott Gold Miners ETF	$26,993	$(47,848,847)	$–	$(23,942,379)	$(71,764,233)
Sprott Junior Gold Miners ETF	811,677	(7,670,657)	–	(470,601)	(7,329,581)
Sprott BUZZ Social Media Insights ETF	24,716	(222,444)	(472)	130,609	(67,591)
28 | November 30, 2016

Sprott ETFs

Notes to Financial Statements	November 30, 2016

As of November 30, 2016, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Sprott Gold Miners ETF	Sprott Junior Gold Miners ETF	Sprott BUZZ Social Media Insights ETF
Gross appreciation (excess of value over tax cost)	$13,043,899	$2,737,177	$339,401
Gross depreciation (excess of tax cost over value)	(36,986,278)	(3,204,716)	(208,792)
Net depreciation of foreign currency	–	(3,062)	–
Net unrealized appreciation (depreciation)	(23,942,379)	(470,601)	130,609
Cost of investments for income tax purposes	$215,198,101	$51,006,353	$5,034,586

The differences between book‐basis and tax‐basis are due to the deferral of losses from wash sales and Passive Foreign Investment Company (“PFIC”) adjustments.

K. Income Taxes
No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more‐likely‐than‐not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more‐likely‐than‐not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year or period ended November 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years for the Sprott Gold Miners ETF and the Sprott Junior Gold Miners ETF have incorporated no uncertain tax positions that require a provision for income taxes. Being that the Sprott BUZZ Social Media Insights ETF commenced operations on April 19, 2016, no tax returns have been filed for that Fund as of the date of this report.

H. Lending of Portfolio Securities
The Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF (the “Funds”) have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. The Funds may lend their portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. Each Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with each Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and by cash equivalents (including irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower). The initial collateral received by each Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S. equity securities and a value of no less than 105% of the market value for non‐U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non‐U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to each Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in each Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non‐cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in a Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of each Fund, and each Fund does not have the ability to re‐hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of each Funds’ securities lending agreements and related cash and non‐cash collateral received as of November 30, 2016:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Sprott Gold Miners ETF	$8,380,321	$7,566,057	$1,301,349	$8,867,406
Sprott Junior Gold Miners ETF	2,188,446	2,052,930	255,975	2,308,905
29 | November 30, 2016

Sprott ETFs

Notes to Financial Statements	November 30, 2016

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2016:

Sprott Gold Miners ETF	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$7,566,057	$–	$–	$–	$7,566,057
Total Borrowings					7,566,057
Gross amount of recognized liabilities for securities lending (collateral received)					$7,566,057

Sprott Junior Gold Miners ETF	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$2,052,930	$–	$–	$–	$2,052,930
Total Borrowings					2,052,930
Gross amount of recognized liabilities for securities lending (collateral received)					$2,052,930

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Funds’ investment adviser pursuant to an advisory agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary fee for the services and facilities it provides, payable on a monthly basis as a percentage of each Fund’s average daily net assets as set forth below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
Sprott Gold Miners ETF	0.57%
Sprott Junior Gold Miners ETF	0.57%
Sprott BUZZ Social Media Insights ETF	0.75%

Out of the unitary management fee, the Adviser pays substantially all expenses for each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses, such as litigation, not incurred in the ordinary course of each Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Funds’ expenses and to compensate the Adviser for providing services for the Funds.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator to the Funds.

Each Trustee who is not an officer or employee of the Adviser, any sub‐adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out‐of‐pocket expenses relating to attendance at meetings.
30 | November 30, 2016

Sprott ETFs

Notes to Financial Statements	November 30, 2016

4. PURCHASES AND SALES OF SECURITIES

For the year or period ended November 30, 2016, the cost of purchases and proceeds from sales of investment securities, excluding short‐term investments and in‐kind transactions, were as follows:

Fund	Purchases	Sales
Sprott Gold Miners ETF	$145,149,015	$131,911,959
Sprott Junior Gold Miners ETF	28,500,000	24,880,211
Sprott BUZZ Social Media Insights ETF	7,805,480	8,282,238

For the year or period ended November 30, 2016, the cost of in‐kind purchases and proceeds from in‐kind sales were as follows:

Fund	Purchases	Sales
Sprott Gold Miners ETF	$177,954,425	$167,109,136
Sprott Junior Gold Miners ETF	53,861,378	45,611,150
Sprott BUZZ Social Media Insights ETF	7,542,142	2,078,786

For the year or period ended November 30, 2016, the Sprott Gold Miners ETF, Sprott Junior Gold Miners ETF, and Sprott BUZZ Social Media Insights ETF had in‐kind net realized gains of $45,147,018, $13,746,204 and $274,747 respectively.

Gains on in‐kind transactions are not considered taxable for federal income tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker‐dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in‐kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF engaged in cross trades between each other during the year ended November 30, 2016 pursuant to Rule 17a‐7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a‐7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a‐7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2016 was as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain (loss) on sales
Sprott Gold Miners ETF	$1,581,839	$3,006,643	$(787,775)
Sprott Junior Gold Miners ETF	$3,006,643	$1,581,839	$(341,810)
31 | November 30, 2016

Sprott ETFs

Additional Information	November 30, 2016 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12‐month period ended June 30 and a description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov and upon request, by calling (toll‐free) 1‐866‐675‐2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N‐Q. Form N‐Q for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Form N‐Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1‐800‐SEC‐0330. Each Fund’s Form N‐Q will be available without charge, upon request, by calling (toll‐free) 1‐866‐675‐2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Funds designated the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2015:

	Qualified Dividend Income	Dividend Received Deduction
Sprott Gold Miners ETF	63.41%	9.53%
Sprott Junior Gold Miners ETF	21.29%	2.10%

In early 2016, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2015 via Form 1099. The Funds will notify shareholders in early 2017 of amounts paid to them by the Fund, if any, during the calendar year 2016.

Pursuant to Section 853(c) of the Internal Revenue Code, the following Funds designated the following:

	Foreign Taxes Paid	Foreign Source Income
Sprott Gold Miners ETF	$125,192	$881,383
Sprott Junior Gold Miners ETF	$32,995	$219,969

LICENSING AGREEMENTS

Sprott Gold Miners ETF
Zacks Investment Management, Inc. (the “Licensor”) has entered into a license agreement with Sprott Asset Management LP (“Sprott”) to use the “Sprott” name and certain related intellectual property in connection with the underlying index, the Sprott Zacks Gold Miners Index (the “Underlying Index”) (the “Sprott License Agreement”). Pursuant to the Sprott License Agreement, Sprott in turn has entered into a sublicense agreement with ALPS Advisers, Inc. to use the Underlying Index (the “Sublicense Agreement”) in connection with the Sprott Gold Miners ETF (the “Product”).

The following disclosure relates to the Licensor and Sprott:
The Product(s) is not sponsored, endorsed, sold or promoted by ZACKS INVESTMENT MANAGEMENT, INC. (“Licensor”) Licensor makes no representation or warranty, express or implied, regarding the advisability of investing in securities generally or in the Product(s) particularly or the ability of the Index to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined and composed by Licensor without regard to the Licensee or the owners of the Product(s). Licensor has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining or composing the Index. Licensor shall not be liable to any person for any error in the Index nor shall it be under any obligation to advise any person of any error therein.

The Fund is not sponsored by Sprott. Sprott makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly and does not guarantee the quality, accuracy or completeness of the Underlying Index or any Underlying Index data included herein or derived therefrom and assume no liability in connection with their use. The Underlying Index is determined and composed without regard to the Adviser or the Fund. Sprott has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in connection with the foregoing. Sprott is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund. Sprott has no obligation or liability in connection with the administration or trading of the Fund.
32 | November 30, 2016

Sprott ETFs

Additional Information	November 30, 2016 (Unaudited)

Sprott does not guarantee the accuracy and/or completeness of the Underlying Index or any data included therein, and Sprott shall have no liability for any errors, omissions, or interruptions therein. Sprott makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Underlying Index or any data included therein. Sprott makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Sprott have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Sprott Junior Gold Miners ETF
Zacks Investment Management, Inc. (the “Licensor”) has entered into a license agreement with Sprott Asset Management LP (“Sprott”) to use the “Sprott” name and certain related intellectual property in connection with the underlying index, the Sprott Zacks Junior Gold Miners Index (the “Underlying Index”) (the “Sprott License Agreement”). Pursuant to the Sprott License Agreement, Sprott in turn has entered into a sublicense agreement with ALPS Advisers, Inc. to use the Underlying Index (the “Sublicense Agreement”) in connection with the Sprott Junior Gold Miners ETF (the “Product”).

The following disclosure relates to the Licensor and Sprott:
The Product(s) is not sponsored, endorsed, sold or promoted by ZACKS INVESTMENT MANAGEMENT, INC. (“Licensor”) Licensor makes no representation or warranty, express or implied, regarding the advisability of investing in securities generally or in the Product(s) particularly or the ability of the Index to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined and composed by Licensor without regard to the Licensee or the owners of the Product(s). Licensor has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining or composing the Index. Licensor shall not be liable to any person for any error in the Index nor shall it be under any obligation to advise any person of any error therein.

The Fund is not sponsored by Sprott. Sprott makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly and does not guarantee the quality, accuracy or completeness of the Underlying Index or any Underlying Index data included herein or derived therefrom and assume no liability in connection with their use. The Underlying Index is determined and composed without regard to the Adviser or the Fund. Sprott has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in connection with the foregoing. Sprott is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund. Sprott has no obligation or liability in connection with the administration or trading of the Fund.

Sprott does not guarantee the accuracy and/or completeness of the Underlying Index or any data included therein, and Sprott shall have no liability for any errors, omissions, or interruptions therein. Sprott makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Underlying Index or any data included therein. Sprott makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Sprott have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Sprott BUZZ Social Media Insights ETF
BUZZ Social Media Insights Index (the “BUZZ Index”) is a product of BUZZ Indexes Inc. (“BUZZ Indexes”), and has been licensed to Sprott and its affiliates, who have sublicensed the BUZZ Index to ALPS Advisors, Inc. for use in connection with the Sprott BUZZ Social Media Insights ETF.

“BUZZ” is a trademark of BUZZ Indexes and “Sprott” is a trademark of Sprott Inc. and its affiliates, which have been licensed by ALPS Advisors, Inc. for use in connection with the BUZZ Index.

Sprott BUZZ Social Media Insights ETF is not sponsored, endorsed, sold or promoted by BUZZ Indexes, or its shareholders, or the licensor of the BUZZ Index, Sprott, and/or their respective affiliates and third party licensors. BUZZ Indexes makes no representation or warranty, express or implied, to the owners of the Sprott BUZZ Social Media Insights ETF or any member of the public regarding the advisability of investing in securities generally or in Sprott BUZZ Social Media Insights ETF, particularly or the ability of the BUZZ Index to track general market performance.

BUZZ Indexes’ only relationship to ALPS Advisors, Inc. with respect to the BUZZ Index is the licensing of the BUZZ Index and certain trademarks of BUZZ Indexes. The BUZZ Indexes are determined and composed by BUZZ Indexes without regard to ALPS Advisors, Inc. or the Sprott BUZZ Social Media Insights ETF. BUZZ Indexes has no obligation to take the needs of ALPS Advisors, Inc. or the owners of Sprott BUZZ Social Media Insights ETF into consideration in determining and composing the BUZZ Index.
33 | November 30, 2016

Sprott ETFs

Additional Information	November 30, 2016 (Unaudited)

BUZZ Indexes is not responsible for and has not participated in the determination of the prices of Sprott BUZZ Social Media Insights ETF or the timing of the issuance or sale of securities of Sprott BUZZ Social Media Insights ETF or in the determination or calculation of the equation by which Sprott BUZZ Social Media Insights ETF securities may be converted into cash, surrendered, or redeemed, as the case may be. BUZZ Indexes have no obligation or liability in connection with the administration, marketing or trading of Sprott BUZZ Social Media Insights ETF. There is no assurance that investment products based on the BUZZ Index will accurately track index performance or provide positive investment returns.

BUZZ Indexes is not an investment advisor and the inclusion of a security in the BUZZ Index is not a recommendation by BUZZ Indexes to buy, sell, or hold such security, nor should it be considered investment advice.

BUZZ INDEXES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE BUZZ INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS). BUZZ INDEXES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. BUZZ INDEXES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALPS ADVISORS, INC., OWNERS OF THE SPROTT BUZZ SOCIAL MEDIA INSIGHTS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BUZZ INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL BUZZ INDEXES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN BUZZ INDEXES AND ALPS ADVISORS, INC., OTHER THAN THE LICENSORS OF BUZZ INDEXES.

The Fund is not sponsored by Sprott. Sprott makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly and does not guarantee the quality, accuracy or completeness of the Underlying Index or any Underlying Index data included herein or derived therefrom and assume no liability in connection with their use. The Underlying Index is determined and composed without regard to the Adviser or the Fund. Sprott has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in connection with the foregoing. Sprott is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund. Sprott has no obligation or liability in connection with the administration or trading of the Fund.

Sprott does not guarantee the accuracy and/or completeness of the Underlying Index or any data included therein, and Sprott shall have no liability for any errors, omissions, or interruptions therein. Sprott makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Underlying Index or any data included therein. Sprott makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Sprott have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.
34 | November 30, 2016

Sprott ETFs

Board Considerations Regarding Approval of investment Advisory Agreements	November 30, 2016 (Unaudited)

At an in‐person meeting held on June 6, 2016, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreements between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the Sprott Gold Miners ETF (“SGDM”) and Sprott Junior Gold Miners ETF (“SGDJ”) (each a “Fund” and collectively, “the Funds”). The Independent Trustees also met separately to consider the Investment Advisory Agreements.

In evaluating the Investment Advisory Agreements with respect to Funds, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreements; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreements, the Trustees considered and reviewed information concerning the services provided under the Investment Advisory Agreements, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day‐to‐day management of the Funds.

The Trustees reviewed information on the performance of each Fund and its applicable benchmark. The Trustees also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on their review, the Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Trustees noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Investment Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Trustees noted the following:

The net advisory fee rate for SGDM is slightly above the median of its Broadridge expense group and the expense ratio for SGDM is below the median of its Broadridge expense group. The Trustees also noted that the net advisory fee rate for SGDJ is slightly below the median of its Broadridge expense group and the expense ratio for SGDJ is below the median of its Broadridge expense group.

Based on the foregoing, and the other information available to them, the Trustees concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Trustees considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Trustees also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds. The Trustees reviewed and noted the relatively small sizes of the Funds and concluded that AAI was not realizing any economies of scale. The Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to renew each Investment Advisory Agreement, the Trustees concluded that the terms of each Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.
35 | November 30, 2016

Sprott ETFs

Trustees & Officers	November 30, 2016 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/ Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	44	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	46
Mr. Deems is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (31 funds); and Reaves Utility Income Fund (1 fund); Clough Funds Trust (1 fund) and Elevation ETF Trust (2 fund).

Rick A. Pederson, 1952	Trustee	Since March 2008
Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 - present; Advisor, The Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983 - 2013; Advisory Board Member, Neenan Company (construction services) 2002 - present; Board Member, Prosci Inc. (private business services) 2013 - 2016; Board Member, Citywide Banks (Colorado community bank) 2014 - present; Board Member, Strong-Bridge Consulting (management consulting) 2015 - present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for-profit-organization), 2012 - 2015; Board Member, History Colorado, 2015 - present.
				22	Mr. Pederson is Trustee of Westcore Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

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Sprott ETFs

Trustees & Officers	November 30, 2016 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008
Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”) and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.
				33	Mr. Carter is a Trustee of ALPS Variable Investment Trust (10 funds); Principal Real Estate Income Fund (1 fund); and RiverNorth Opportunities Fund, Inc. (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

37 | November 30, 2016

Sprott ETFs

Trustees & Officers	November 30, 2016 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015
Erin Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS Fund Services, Inc. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Principal Real Estate Income Fund, and RiverNorth Opportunities Fund, Inc.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012
Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Principal Real Estate Income Fund, Clough Funds Trust and RiverNorth Opportunities Fund, Inc.

Andrew P. Meloni, 1969	Assistant Treasurer	Since December 2016
Mr. Meloni is a Fund Controller for ALPS Fund Services, Inc. Mr. Meloni joined ALPS in 2007 and because of his position with ALPS, he is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Meloni is also Assistant Treasurer to the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and ALPS Variable Investment Trust.

Abigail J. Murray, 1975	Secretary	Since June 2015
Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Ms. Murray is also the Secretary of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust, The Caldwell & Orkin Funds, Inc. and RiverNorth Opportunities Fund, Inc. and Assistant Secretary of Elevation ETF Trust and Principal Real Estate Income Fund.

Andrea E. Kuchli, 1985	Assistant Secretary	Since December 2015
Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of Elevation ETF Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds and RiverNorth Opportunities Fund, Inc.

Sharon Akselrod, 1974	Assistant Secretary	Since December 2016
Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling (toll-free) 1-855-215-1425.

38 | November 30, 2016

Intentionally Left Blank

November 30, 2016
2016
ANNUAL REPORT
ALPS ETF TRUST

table of
CONTENTS

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent Registered Public Accounting Firm	5
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Additional Information	17
Board Considerations Regarding Approval of Investment Advisory Agreement	18
Trustees & Officers	19

www.alpsfunds.com

Workplace Equality Portfolio

Performance Overview	November 30, 2016 (Unaudited)

Investment Objective
The Workplace Equality Portfolio (the “Fund”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Workplace Equality Index™ (the “Underlying Index”).

The Underlying Index is designed to provide a means of tracking the performance of companies which support workplace equality for lesbian, gay, bisexual and transgender (“LGBT”) employees. The Underlying Index consists of approximately 200 publicly traded stocks of U.S. and foreign companies which support equality for LGBT employees through their workplace practices, including non-discrimination policies regarding sexual orientation and gender identity and providing full benefits to for same-sex spouses, domestic partners and transgender individuals. The Underlying Index is compiled by Denver Investment Advisors LLC (“Denver Investments” or the “Index Provider”). The Index Provider uses publicly available lists and screening sources such as the National Gay & Lesbian Chamber of Commerce® Diversity Inc. Top 50®, Stonewall® or other screening sources, to identify companies with workplace policies that meet the Underlying Index’s criteria for equality for LGBT employees as described above (as well as market capitalization and liquidity requirements). The Index Provider also utilizes its own proprietary database for LGBT screening. The criteria are subject to change in response to changes in law.

Performance Overview
The Fund, for the twelve month period ended November 30, 2016, generated a total return of 11.04% (NAV). For the same period, the Workplace Equality Index® returned 11.95%, once again outperforming the S&P 500 Index return of 8.06%. Three quarters of the outperformance came from stock selection and sector allocation added the remaining outperformance.

This year our equal-weight approach added value, as many of the previous years’ large stock winners, such as Apple, Alphabet (Google), and Johnson & Johnson didn’t affect performance as much as in past years. Small- and mid-cap stocks, which comprise 22% of the Underlying Index, contributed an outsized amount to return this year. Smaller stocks such as Sprint (0.43% of our Underlying Index, not in the S&P 500 Index), NVIDIA (0.54% of our index, 0.17% of the S&P 500 Index), and Wynn Resorts (0.33% of our Underlying Index, 0.02% of the S&P 500 Index) all were among top performers.

The best contribution to return came from the DuPont spin-off Chemours (up 313%), NVIDIA (up 174%), Sprint (up 116%), Cummins (up 58%), and Wynn Resorts (up 56%). Interestingly, another one of our best performing stocks, Groupon (up 38%), was one of the worst performers last year, as was Wynn Resorts. The worst performing stocks in the Underlying Index this year were Abercrombie & Fitch (-42%), Sears Holding (-41%), Nokia (-40%), Deutsche Bank (-39%) and BT Group (-37%). Many of our foreign banks stocks suffered this year, as did stock of select retailers.

The Workplace Equality Index has very divergent sector weightings in comparison to the benchmark S&P 500 Index due to our selection methodology. The adoption of LGBT inclusive workplace policies has been widespread in some sectors while others have not embraced a diverse workforce with as much enthusiasm. Although some of the best performing sectors in the S&P 500 Index were those where we are considerably underweight (Energy and Materials), stock selection in our overweight sectors (Information Technology, Consumer Discretionary, and Telecommunication Services) made up the difference, and then some. Our average stock return in the sectors in which we are underweight was 10.1% versus the average stock return of 7.0% in those same sectors in the S&P 500 Index. For the sectors where the Workplace Equality Index is overweight versus the S&P 500 Index, the average stock in our index returned 16.4% versus the S&P 500 Index constituents’ average return in those same sectors of 10.2%. This stock-specific outperformance is driven by what we call Return on Equality™, or the Real ROE.

Identifying companies that treat their LGBT employees with equality, dignity and respect, in our view, uncovers companies that treat all of their employees well. We believe that companies that value all of their employees benefit from a Return on Equality™ whereas other companies may not have as dedicated and hardworking workforces, which, if true, ultimately will show up in stock performance over long time periods.
1 | November 30, 2016

Workplace Equality Portfolio

Performance Overview	November 30, 2016 (Unaudited)

Performance (as of November 30, 2016)

	1 Year	Since Inception^
Workplace Equality Portfolio – NAV	11.04%	8.33%
Workplace Equality Portfolio – Market Price*	11.04%	8.34%
Workplace Equality IndexTM	11.95%	9.17%
S&P 500® Total Return Index	8.06%	8.78%

Total Expense Ratio (per the current prospectus) 0.75%

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.844.375.8383.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement date was February 25, 2014.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Workplace Equality IndexTM: an equal weighted index of companies that support lesbian, gay, bisexual and transgender (LGBT) equality in their workplace.

The S&P 500® Total Return Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. One cannot invest directly in an index. Index performance does not reflect Fund performance.

The Fund invests in stocks of companies which meet the Underlying Index's criteria for supporting workplace equality for LGBT employees. The trend of companies supporting workplace equality in this fashion is relatively recent, and there may be a limited number of companies which meet the Underlying Index's criteria.

The Workplace Equality Portfolio is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Workplace Equality Portfolio.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with Denver Investments.
2 | November 30, 2016

Workplace Equality Portfolio

Performance Overview	November 30, 2016 (Unaudited)

Top 10 Holdings* (as of November 30, 2016)

Marriott International, Inc., Class A	0.79%
The Chemours Company	0.67%
NVIDIA Corp.	0.58%
KeyCorp	0.56%
Bank of America Corp.	0.54%
Comerica, Inc.	0.54%
United Continental Holdings, Inc.	0.54%
Voya Financial, Inc.	0.53%
Office Depot, Inc.	0.53%
Goldman Sachs Group, Inc.	0.52%
Total % of Top 10 Holdings	5.80%

*	% of Total Investments.

Future holdings are subject to change.
Sector Allocation* (as of November 30, 2016)

Financials	22.90%
Consumer Discretionary	21.62%
Information Technology	15.84%
Industrials	12.27%
Health Care	8.37%
Consumer Staples	7.97%
Materials	3.22%
Utilities	2.62%
Telecommunication Services	2.50%
Real Estate	1.17%
Energy	0.89%
Money Market Fund	0.63%
Total	100.00%

Growth of $10,000 (as of November 30, 2016)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3 | November 30, 2016

Workplace Equality Portfolio

Disclosure of Fund Expenses	November 30, 2016 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2016.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Expense Ratio(a)	Expenses Paid During Period 6/1/16 - 11/30/16(b)
Workplace Equality Portfolio
Actual	$1,000.00	$1,099.40	0.75%	$3.94
Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	0.75%	$3.79

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

4 | November 30, 2016

Workplace Equality Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Workplace Equality Portfolio, one of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Workplace Equality Portfolio of the ALPS ETF Trust as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
January 27, 2017
5 | November 30, 2016

Workplace Equality Portfolio

Schedule of Investments	November 30, 2016

Security Description	Shares	Value
COMMON STOCKS (99.77%)
Consumer Discretionary (21.71%)
Abercrombie & Fitch Co., Class A	2,778	$39,920
American Eagle Outfitters, Inc.	2,601	43,073
Aramark	1,287	44,286
Barnes & Noble Education, Inc.(a)	4,951	56,293
Barnes & Noble, Inc.	4,476	56,398
Best Buy Co., Inc.	1,253	57,262
Caesars Entertainment Corp.(a)	7,110	53,325
CBS Corp., Class B	926	56,227
Choice Hotels International, Inc.	1,047	53,868
Coach, Inc.	1,357	49,381
Comcast Corp., Class A	735	51,090
Darden Restaurants, Inc.	782	57,321
Ford Motor Co.	4,013	47,995
GameStop Corp., Class A	1,784	44,047
Gap, Inc.	2,075	51,813
General Motors Co.	1,558	53,798
Groupon, Inc.(a)	9,227	36,631
Hilton Worldwide Holdings, Inc.	2,086	52,296
The Home Depot, Inc.	382	49,431
Hyatt Hotels Corp., Class A(a)	947	48,619
InterContinental Hotels Group PLC, ADR	1,121	46,308
Interpublic Group of Cos., Inc.	2,143	51,582
L Brands, Inc.	667	46,837
Macy's, Inc.	1,343	56,675
Marriott International, Inc., Class A	1,216	95,796
Mattel, Inc.	1,555	49,091
McDonald's Corp.	419	49,974
MGM Resorts International(a)	1,872	53,745
Newell Rubbermaid, Inc.	949	44,612
NIKE, Inc., Class B	861	43,110
Nordstrom, Inc.	944	52,788
Office Depot, Inc.	13,166	64,118
Pearson PLC, Sponsored ADR	4,676	46,152
Royal Caribbean Cruises Ltd.	733	59,351
Sears Holdings Corp.(a)	3,970	51,134
Sirius XM Holdings, Inc.	11,793	53,894
Sony Corp., Sponsored ADR	1,494	43,431
Staples, Inc.	5,674	54,868
Starbucks Corp.	897	51,999
Target Corp.	699	53,991
Tesla Motors, Inc.(a)	233	44,130
Tiffany & Co.	655	54,024
Time Warner, Inc.	644	59,132
Time, Inc.	3,289	53,282
TJX Cos., Inc.	645	50,529
Viacom, Inc., Class B	1,315	49,286
Visteon Corp.	674	53,024
Walt Disney Co.	518	51,344
Whirlpool Corp.	297	48,245
Wyndham Worldwide Corp.	712	51,257
Wynn Resorts Ltd.	446	45,487
Total Consumer Discretionary		2,632,270

Consumer Staples (8.00%)
Avon Products, Inc.(a)	9,158	49,178
Brown‐Forman Corp., Class B	1,037	47,028
Security Description	Shares	Value
Consumer Staples (continued)
Campbell Soup Co.	872	$49,608
Clorox Co.	393	45,415
Coca‐Cola Co.	1,148	46,322
Colgate‐Palmolive Co.	670	43,704
ConAgra Foods, Inc.	1,115	40,909
CVS Health Corp.	535	41,136
Diageo PLC, Sponsored ADR	424	42,926
The Estee Lauder Cos., Inc., Class A	549	42,657
General Mills, Inc.	742	45,218
Hershey Co.	507	48,996
Hormel Foods Corp.	1,332	45,608
Kellogg Co.	621	44,712
The Kraft Heinz Co.	544	44,418
The Kroger Co.	1,538	49,677
Lamb Weston Holdings, Inc.(a)	367	12,287
Mondelez International, Inc., Class A	1,123	46,313
Pepsi Co., Inc.	459	45,946
Procter & Gamble Co.	549	45,271
Unilever NV, NY Shares	1,075	42,817
Walgreens Boots Alliance, Inc.	586	49,652
Total Consumer Staples		969,798

Energy (0.89%)
Chevron Corp.	495	55,222
Royal Dutch Shell PLC, Class A ‐ Sponsored ADR	1,032	52,735
Total Energy		107,957

Financials (23.00%)
American Express Co.	761	54,822
American International Group, Inc.	835	52,881
Ameriprise Financial, Inc.	487	55,620
Aon PLC	441	50,318
Bank of America Corp.	3,128	66,063
Bank of Montreal	751	49,461
Bank of New York Mellon Corp.	1,203	57,046
Barclays PLC, Sponsored ADR	5,595	60,146
BlackRock, Inc.	133	49,315
Capital One Financial Corp.	687	57,735
Charles Schwab Corp.	1,575	60,890
Chubb Corp.	390	49,920
Citigroup, Inc.	1,037	58,476
CNA Financial Corp.	1,491	57,061
Comerica, Inc.	1,035	65,981
Credit Suisse Group AG, Sponsored ADR	3,744	49,945
Deutsche Bank AG(a)	3,557	56,201
Discover Financial Services	845	57,266
FactSet Research Systems, Inc.	274	43,887
Fifth Third Bancorp	2,380	61,928
Genworth Financial, Inc., Class A(a)	9,622	41,182
Goldman Sachs Group, Inc.	291	63,813
Hartford Financial Services Group, Inc.	1,154	54,376
HSBC Holdings PLC, Sponsored ADR	1,308	51,718
Huntington Bancshares, Inc.	4,968	61,901
JPMorgan Chase & Co.	734	58,845

6 | November 30, 2016

Workplace Equality Portfolio

Schedule of Investments	November 30, 2016

Security Description	Shares	Value
Financials (continued)
KeyCorp	3,923	$67,907
M&T Bank Corp.	420	60,455
Marsh & McLennan Cos., Inc.	732	50,735
MetLife, Inc.	1,104	60,731
Moody's Corp.	439	44,119
Morgan Stanley	1,528	63,198
Northern Trust Corp.	705	57,916
PNC Financial Services Group, Inc.	539	59,581
Principal Financial Group, Inc.	988	56,998
Progressive Corp.	1,552	51,682
Prudential Financial, Inc.	608	61,165
Royal Bank of Canada	793	51,402
S&P Global, Inc.	392	46,644
State Street Corp.	702	55,318
Sun Life Financial, Inc.	1,540	59,136
SunTrust Banks, Inc.	1,110	57,665
T Rowe Price Group, Inc.	709	52,509
Thomson Reuters Corp.	1,196	51,679
Toronto‐Dominion Bank	1,119	53,029
The Travelers Cos., Inc.	414	46,927
UBS Group AG	3,455	54,762
US Bancorp	1,144	56,765
Voya Financial, Inc.	1,654	64,291
Wells Fargo & Co.	1,065	56,360
Total Financials		2,787,771

Health Care (8.40%)
AbbVie, Inc.	763	46,390
Aetna, Inc.	418	54,691
Baxter International, Inc.	1,014	44,991
Biogen, Inc.(a)	156	45,875
Boston Scientific Corp.(a)	2,038	41,698
Bristol‐Myers Squibb Co.	869	49,046
Cardinal Health, Inc.	621	44,097
Cigna Corp.	361	48,641
Danaher Corp.	628	49,091
Eli Lilly & Co.	609	40,876
GlaxoSmithKline PLC, Sponsored ADR	1,129	42,665
Henry Schein, Inc.(a)	290	43,198
Humana, Inc.	275	58,476
Johnson & Johnson	408	45,410
McKesson Corp.	287	41,274
Medtronic PLC	565	41,251
Merck & Co., Inc.	763	46,688
Novartis AG, Sponsored ADR	599	41,187
Pfizer, Inc.	1,428	45,896
St Jude Medical, Inc.	603	47,758
Thermo Fisher Scientific, Inc.	317	44,415
UnitedHealth Group, Inc.	348	55,095
Total Health Care		1,018,709

Industrials (12.32%)
3M Co.	276	47,400
Alaska Air Group, Inc.	736	60,551
American Airlines Group, Inc.	1,359	63,112
Arconic, Inc.	1,689	32,564
Boeing Co.	382	57,514
Security Description	Shares	Value
Industrials (continued)
CEB, Inc.	907	$53,468
Cummins, Inc.	404	57,279
Eaton Corp. PLC	777	51,678
Fortive Corp.	950	52,240
General Electric Co.	1,602	49,278
Herman Miller, Inc.	1,381	44,882
Huron Consulting Group, Inc.(a)	791	41,725
IHS Markit Ltd.(a)	1,302	46,794
JetBlue Airways Corp.(a)	2,814	56,533
Lockheed Martin Corp.	204	54,111
ManpowerGroup, Inc.	715	61,068
Navigant Consulting, Inc.(a)	2,433	60,095
Northrop Grumman Corp.	227	56,671
Owens Corning	948	48,708
Raytheon Co.	353	52,788
Rockwell Automation, Inc.	424	56,693
Rockwell Collins, Inc.	596	55,261
Southwest Airlines Co.	1,323	61,665
Steelcase, Inc., Class A	3,495	54,347
United Continental Holdings, Inc.(a)	948	65,365
United Technologies Corp.	483	52,029
Virgin America, Inc.(a)	864	48,816
WW Grainger, Inc.	221	50,956
Total Industrials		1,493,591

Information Technology (15.91%)
Accenture PLC, Class A	440	52,549
Adobe Systems, Inc.(a)	485	49,863
Alphabet, Inc., Class C(a)	63	47,757
Apple, Inc.	420	46,418
Automatic Data Processing, Inc.	553	53,099
Booz Allen Hamilton Holding Corp.	1,633	61,744
Broadridge Financial Solutions, Inc.	693	44,865
CA, Inc.	1,514	48,387
Cisco Systems, Inc.	1,579	47,086
Convergys Corp.	1,682	43,513
Corning, Inc.	2,134	51,280
eBay, Inc.(a)	1,497	41,632
Electronic Arts, Inc.(a)	573	45,405
Facebook, Inc., Class A(a)	369	43,697
Harris Corp.	539	55,819
Hewlett Packard Enterprise Co.	2,141	50,956
HP, Inc.	3,331	51,297
Intel Corp.	1,270	44,069
International Business Machines Corp.	314	50,937
Intuit, Inc.	441	50,133
LinkedIn Corp., Class A(a)	247	48,224
MasterCard, Inc., Class A	486	49,669
Microsoft Corp.	844	50,859
NCR Corp.(a)	1,514	58,667
NetApp, Inc.	1,386	50,672
Nokia OYJ, Sponsored ADR	8,737	37,569
NVIDIA Corp.	765	70,533
Oracle Corp.	1,244	49,996
PayPal Holdings, Inc.(a)	1,172	46,036
QUALCOMM, Inc.	768	52,324
Salesforce.com, Inc.(a)	655	47,160
7 | November 30, 2016

Workplace Equality Portfolio

Schedule of Investments	November 30, 2016

Security Description	Shares	Value
Information Technology (continued)
Symantec Corp.	1,922	$46,878
Tech Data Corp.(a)	695	58,985
Texas Instruments, Inc.	697	51,529
Twitter, Inc.(a)	2,512	46,447
Visa, Inc., Class A	584	45,155
Xerox Corp.	4,905	45,862
Yahoo!, Inc.(a)	1,089	44,671
Yelp, Inc.(a)	1,253	46,612
Total Information Technology		1,928,354

Materials (3.23%)
Alcoa, Inc.	563	16,311
Ball Corp.	608	45,636
The Chemours Company	3,301	81,601
Dow Chemical Co.	925	51,541
Ecolab, Inc.	405	47,276
EI du Pont de Nemours & Co.	717	52,778
Monsanto Co.	467	47,966
Praxair, Inc.	408	49,082
Total Materials		392,191

Real Estate (1.17%)
CBRE Group, Inc., Class A(a)	1,699	49,339
Jones Lang LaSalle, Inc.	426	43,145
Weyerhaeuser Co., REIT	1,612	49,698
Total Real Estate		142,182

Telecommunication Services (2.51%)
AT&T, Inc.	1,208	46,665
BT Group PLC, Sponsored ADR	1,893	42,649
Level 3 Communications, Inc.(a)	986	54,299
Sprint Corp.(a)	7,277	57,052
T‐Mobile US, Inc.(a)	1,040	56,379
Verizon Communications, Inc.	936	46,706
Total Telecommunication Services		303,750

Utilities (2.63%)
American Electric Power Co., Inc	747	44,110
Edison International	666	45,801
Exelon Corp.	1,433	46,587
PG&E Corp.	775	45,570
Portland General Electric Co.	1,113	46,301
PPL Corp.	1,362	45,573
Sempra Energy	449	44,810
Total Utilities		318,752

TOTAL COMMON STOCKS (Cost $10,697,822)		12,095,325
	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.63%)
Stare Street Institutional Treasury Plus Money Market Fund	0.259%	76,836	$76,836

TOTAL SHORT TERM INVESTMENTS (Cost $76,836)			76,836

TOTAL INVESTMENTS (100.41%) (Cost $10,774,658)			$12,172,161

NET LIABILITIES LESS OTHER ASSETS (‐0.41%)			(49,538)

NET ASSETS (100.00%)			$12,122,623

(a)	Non-income producing security.

See Notes to Financial Statements.

8 | November 30, 2016

Workplace Equality Portfolio

Statement of Assets and Liabilities	November 30, 2016

ASSETS:
Investments, at value	$12,172,161
Cash	61
Dividends receivable	26,615
Total Assets	12,198,837

LIABILITIES:
Payable for investments purchased	68,960
Payable to adviser	7,254
Total Liabilities	76,214
NET ASSETS	$12,122,623

NET ASSETS CONSIST OF:
Paid‐in capital	$10,785,149
Accumulated net investment income	166,615
Accumulated net realized loss on investments	(226,644)
Net unrealized appreciation on investments	1,397,503
NET ASSETS	$12,122,623

INVESTMENTS, AT COST	$10,774,658

PRICING OF SHARES
Net Assets	$12,122,623
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	400,000
Net Asset Value, offering and redemption price per share	$30.31

See Notes to Financial Statements.

9 | November 30, 2016

Workplace Equality Portfolio

Statement of Operations	For the Year Ended November 30, 2016

INVESTMENT INCOME:
Dividends(a)	$251,654
Total Investment Income	251,654

EXPENSES:
Investment adviser fees	77,406
Total Expenses	77,406
NET INVESTMENT INCOME	174,248

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized loss on investments	(201,456)
Net change in unrealized appreciation on investments	1,251,679
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,050,223
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,224,471

(a)	Net of foreign tax withholding $2,202.

See Notes to Financial Statements.

10 | November 30, 2016

Workplace Equality Portfolio

Statements of Changes in Net Assets

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015 (a)
OPERATIONS:
Net investment income	$174,248	$108,513
Net realized gain/(loss)(a)	(201,456)	318,475
Net change in unrealized appreciation/(depreciation)(a)	1,251,679	(377,592)
Net increase in net assets resulting from operations	1,224,471	49,396

DISTRIBUTIONS:
Dividends to shareholders from net investment income	(135,078)	(98,693)
Net decrease in net assets from distributions	(135,078)	(98,693)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	1,342,125	5,633,317
Cost of shares redeemed	–	(2,872,224)
Net increase from capital share transactions	1,342,125	2,761,093
Net increase in net assets	2,431,518	2,711,796

NET ASSETS:
Beginning of year	9,691,105	6,979,309
End of year*	$12,122,623	$9,691,105

*Including accumulated net investment income of:	$166,615	$103,087

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	350,000	250,002
Shares sold	50,000	200,000
Shares redeemed	–	(100,002)
Shares outstanding, end of period	400,000	350,000

(a)
Prior to November 30, 2016, the Fund presented realized gain/loss and unrealized appreciation/depreciation by investment type. This change in presentation was made to conform to industry standards and had no effect on the Fund's change in net assets.

See Notes to Financial Statements.

11 | November 30, 2016

Workplace Equality Portfolio

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Period February 25, 2014 (Commencement of Operations) to November 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$27.69	$27.92	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.46	0.36	0.28
Net realized and unrealized gain/(loss)	2.55	(0.20)	2.64
Total from investment operations	3.01	0.16	2.92

DISTRIBUTIONS:
From net investment income	(0.39)	(0.39)	–
Total distributions	(0.39)	(0.39)	–

Net increase/(decrease) in net asset value	2.62	(0.23)	2.92
NET ASSET VALUE, END OF PERIOD	$30.31	$27.69	$27.92
TOTAL RETURN(b)	11.04%	0.59%	11.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$12,123	$9,691	$6,979

Ratio of expenses to average net assets	0.75%	0.75%	0.75	%(c)
Ratio of net investment income to average net assets	1.69%	1.31%	1.42	%(c)
Portfolio turnover rate(d)	34%	26%	8%

(a)	Based on average shares outstanding during the period.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

12 | November 30, 2016

Workplace Equality Portfolio

Notes to Financial Statements	November 30, 2016

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open‐end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2016, the Trust consisted of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Workplace Equality Portfolio (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally, before fees and expenses, to the price and yield of the Workplace Equality IndexTM. The investment advisor uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in‐kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation
The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over‐the‐counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre‐established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de‐listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.
13 | November 30, 2016

Workplace Equality Portfolio

Notes to Financial Statements	November 30, 2016

B. Fair Value Measurements
The Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open‐end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2016:

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$12,095,325	$–	$–	$12,095,325
Short Term Investments	76,836	–	–	76,836
TOTAL	$12,172,161	$–	$–	$12,172,161

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex‐dividend date. Interest income, if any, is recorded on the accrual basis.
14 | November 30, 2016

Workplace Equality Portfolio

Notes to Financial Statements	November 30, 2016

D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2016, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:
Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
Workplace Equality Portfolio	$–	$24,358	$(24,358)

At November 30, 2016, the Fund had available for tax purposes unused post‐enactment capital loss carryforwards as follows:

Fund	Short-Term	Long-Term
Workplace Equality Portfolio	$50,427	$129,844

The tax character of the distributions paid during the fiscal years ended November 30, 2016 and November 30, 2015 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2016
Workplace Equality Portfolio	$135,078	$–	$–
November 30, 2015
Workplace Equality Portfolio	$98,693	–	$–

As of November 30, 2016, the components of distributable earnings on a tax basis for the Fund were as follows:

Workplace Equality Portfolio Fund
Undistributed net investment income	$166,615
Accumulated net realized loss on investments	(180,271)
Net unrealized appreciation on investments	1,351,130
Total	$1,337,474

As of November 30, 2016, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Workplace Equality Portfolio
Gross appreciation (excess of value over tax cost)	$1,846,795
Gross depreciation (excess of tax cost over value)	(495,665)
Net unrealized appreciation (depreciation)	$1,351,130
Cost of investments for income tax purposes	$10,821,031

The differences between book‐basis and tax‐basis are primarily due to the deferral of losses from wash sales.
15 | November 30, 2016

Workplace Equality Portfolio

Notes to Financial Statements	November 30, 2016

F. Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more‐likely‐than‐not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more‐likely‐than‐not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.75% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the licensing fees to the Index provider, the cost of transfer  agency, custody, fund administration, legal, audit, independent trustees and other services,  except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub‐adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out‐of‐pocket expenses relating to attendance at meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2016, the cost of purchases and proceeds from sales of investment securities, excluding in‐kind transactions and short‐term investments, were as follows:

Fund	Purchases	Sales
Workplace Equality Portfolio	$3,625,052	$3,583,646

For the year ended November 30, 2016, the cost of in‐kind purchases and proceeds from in‐kind sales were as follows:

Fund	Purchases	Sales
Workplace Equality Portfolio	$1,342,284	$–

Gains on in‐kind transactions are not considered taxable for federal income tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker‐dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in‐kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.
16 | November 30, 2016

Workplace Equality Portfolio

Additional Information	November 30, 2016 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12‐month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov and upon request, by calling (toll‐free) 1‐866‐675‐2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N‐Q. Forms N‐Q for the Fund are available on the SEC’s website at www.sec.gov. The Fund’s Forms N‐Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1‐800‐SEC‐0330. The Fund’s Forms N‐Q are available without charge, upon request, by calling (toll‐free) 1‐866‐675‐2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2015:

	Qualified Dividend Income	Dividend Received Deduction
Workplace Equality Portfolio	100.00%	100.00%

In early 2016, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2015 via Form 1099. The Fund will notify shareholders in early 2017 of amounts paid to them by the Fund, if any, during the calendar year 2016.

LICENSING AGREEMENT

Denver Investments has entered into an index licensing agreement with ALPS Advisors Inc. (the “Adviser”) to allow the Adviser’s use of the Workplace Equality Index™, the underlying index of the Workplace Equality Portfolio (the “Fund”). The following disclosure relates to such licensing agreement:

Denver Investments is the designer of the construction and methodology for the Index. “Denver Investments” and “Workplace Equality Index™” are service marks or trademarks of Denver Investments. Denver Investments acts as brand licensor for the Index. Denver Investments is not responsible for the descriptions of the Index or the Fund that appear herein. Denver Investments is not affiliated with the Trust, the Adviser or the Distributor.

The Fund is not sponsored, endorsed or promoted by Denver Investments. Denver Investments makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly and does not guarantee the quality, accuracy or completeness of the Index or any Index data included herein or derived there from and assume no liability in connection with their use. The Index is determined and composed without regard to the Adviser or the Fund. Denver Investments has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in connection with the foregoing. Denver Investments is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund. Denver Investments has no obligation or liability in connection with the administration or trading of the Fund.

Denver Investments does not guarantee the accuracy and/or completeness of the Index or any data included therein, and Denver Investments shall have no liability for any errors, omissions, or interruptions therein. Denver Investments makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Index or any data included therein. Denver Investments makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall Denver Investments have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.
17 | November 30, 2016

Workplace Equality Portfolio

Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2016 (Unaudited)

At an in‐person meeting held on June 6, 2016, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the Workplace Equality Portfolio (“EQLT” or “the Fund”). The Independent Trustees also met separately to consider the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement with respect to EQLT, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Trustees considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day‐to‐day management of the Fund.

The Trustees reviewed information on the performance of the Fund and its benchmark. The Trustees also evaluated the correlation and tracking error between the Fund’s underlying index and the Fund’s performance. Based on their review, the Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality was satisfactory.

The Trustees noted that the advisory fee for the Fund was a unitary fee pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Investment Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Trustees noted that the net advisory fee rate and expense ratio for the Fund is higher than the respective medians of its Broadridge expense group.

The Trustees also took into account, among other things, the uniqueness of the Fund’s underlying index (and the fees charged by the index provider for licensing its index) and AAI’s view that “socially responsible” funds (which the Broadridge peer group did not include) would be the Fund’s closest competitors in the marketplace and the supplemental peer group provided by AAI.

Based on the foregoing, and the other information available to them, the Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Trustees also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund. The Trustees reviewed and noted the relatively small size of the Fund and concluded that AAI was not realizing any economies of scale. The Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to renew the Investment Advisory Agreement, the Trustees concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.
18 | November 30, 2016

Workplace Equality Portfolio

Trustees & Officers	November 30, 2016 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non‐interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/ Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	44	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co‐Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co‐Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	46
Mr. Deems is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (31 funds); and Reaves Utility Income Fund (1 fund); Clough Funds Trust (1 fund) and Elevation ETF Trust (2 fund).

Rick A. Pederson, 1952	Trustee	Since March 2008
Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 ‐ present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 ‐ present; Advisor, The Pauls Corporation (real estate investment management and development), 2008 ‐ present; Chairman, Ross Consulting Group (real estate consulting services) 1983 ‐ 2013; Advisory Board Member, Neenan Company (construction services) 2002 ‐ present; Board Member, Prosci Inc. (private business services) 2013 ‐ 2016; Board Member, Citywide Banks (Colorado community bank) 2014 ‐ present; Board Member, Strong‐Bridge Consulting (management consulting) 2015 ‐ present; Director, National Western Stock Show (not‐for‐profit organization); Director, Biennial of the Americas (not‐for‐profit‐organization), 2012 ‐ 2015; Board Member, History Colorado, 2015 ‐ present.
				22	Mr. Pederson is Trustee of Westcore Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

19 | November 30, 2016

Workplace Equality Portfolio

Trustees & Officers	November 30, 2016 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008
Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”) and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.
				33	Mr. Carter is a Trustee of ALPS Variable Investment Trust (10 funds); Principal Real Estate Income Fund (1 fund); and RiverNorth Opportunities Fund, Inc. (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

20 | November 30, 2016

Workplace Equality Portfolio

Trustees & Officers	November 30, 2016 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015
Erin Nelson became Senior Vice‐President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice‐President and Assistant General Counsel of ALPS Fund Services, Inc. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All‐Star Growth Fund, Inc., Liberty All‐Star Equity Fund, Principal Real Estate Income Fund, and RiverNorth Opportunities Fund, Inc.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012
Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Principal Real Estate Income Fund, Clough Funds Trust and RiverNorth Opportunities Fund, Inc.

Andrew P. Meloni, 1969	Assistant Treasurer	Since December 2016
Mr. Meloni is a Fund Controller for ALPS Fund Services, Inc. Mr. Meloni joined ALPS in 2007 and because of his position with ALPS, he is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Meloni is also Assistant Treasurer to the Liberty All‐Star Equity Fund, Liberty All‐Star Growth Fund, Inc., Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and ALPS Variable Investment Trust.

Abigail J. Murray, 1975	Secretary	Since June 2015
Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Ms. Murray is also the Secretary of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust, The Caldwell & Orkin Funds, Inc. and RiverNorth Opportunities Fund, Inc. and Assistant Secretary of Elevation ETF Trust and Principal Real Estate Income Fund.

Andrea E. Kuchli, 1985	Assistant Secretary	Since December 2015
Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of Elevation ETF Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds and RiverNorth Opportunities Fund, Inc.

Sharon Akselrod, 1974	Assistant Secretary	Since December 2016
Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013‐2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008‐2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling (toll-free) 1-866-375-8383.
21 | November 30, 2016

Item 2.  Code of Ethics.

(a)
The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert”. Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)
Audit Fees: For the Registrant’s fiscal year ended November 30, 2016 and November 30, 2015, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $318,575 and $353,300, respectively.

(b)
Audit-Related Fees: For the Registrant’s fiscal year ended November 30, 2016 and November 30, 2015, the aggregate fees billed for professional services rendered by the principal accountant for the verification of the Registrant’s securities and similar investments in accordance with Rule 17f-2 under the Investment Company Act of 1940 were $0 and $0, respectively.

(c)
Tax Fees: For the Registrant’s fiscal year ended November 30, 2016 and November 30, 2015, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $192,650 and $110,160, respectively. The fiscal year 2016 and 2015 tax fees were for services pertaining to federal and state income tax return review, review of year end dividend distributions and excise tax preparation.

(d)
All Other Fees: For the Registrant’s fiscal year ended November 30, 2016 and November 30, 2015, aggregate fees billed to the Registrant by the principal accountant for services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the Registrant’s accountant for the fiscal year ended November 30, 2016 and November 30, 2015 of the Registrant were $520,050 and $417,560, respectively. These fees consisted of non-audit fees billed to (i) the Registrant of $192,650 and $110,160 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $327,400 and $307,400, respectively. The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)
The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.  Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-22175, on February 6, 2015.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(b)
The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS ETF TRUST

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	February 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	February 9, 2017

By:	/s/ Patrick D. Buchanan
Patrick D. Buchanan
Treasurer (Principal Financial Officer)

Date:	February 9, 2017